Exhibit 10.27

EXECUTION COPY

SHORT-TERM CREDIT AGREEMENT

among

CURO FINANCIAL TECHNOLOGIES CORP.,

CURO INTERMEDIATE HOLDINGS CORP.,

VARIOUS LENDERS,

and

VICTORY PARK MANAGEMENT, LLC,

as ADMINISTRATIVE AGENT

Dated as of November 17, 2016

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SHORT-TERM CREDIT AGREEMENT, dated as of November 17, 2016, among CURO FINANCIAL TECHNOLOGIES CORP., a Delaware corporation (“Holdings”), CURO INTERMEDIATE HOLDINGS CORP., a Delaware corporation (the “Borrower”), the Lenders party hereto from time to time and VICTORY PARK MANAGEMENT, LLC, as Administrative Agent. All capitalized terms used herein and defined in Section 1.01 are used herein as therein defined.

W I T N E S S E T H:

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the respective credit facilities provided for herein;

NOW, THEREFORE, IT IS AGREED:

SECTION 1. Definitions and Accounting Terms.

1.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acquired Entity or Business” shall mean either (x) the assets constituting a business, division or product line of any Person that is not already a Subsidiary or an Unrestricted Subsidiary of the Borrower or (y) 100% of the Equity Interests of any such Person, which Person shall, as a result of the acquisition of such Equity Interests, become a Wholly-Owned Subsidiary of the Borrower (or shall be merged with and into the Borrower or another Wholly-Owned Subsidiary of the Borrower; provided that (i) in the case of any such merger involving the Borrower, the Borrower shall be the surviving or continuing Person, and (ii) in the case of any such merger involving a Subsidiary Guarantor, a Subsidiary Guarantor shall be the surviving or continuing Person).

“Additional Security Documents” shall have the meaning provided in Section 9.12.

“Administrative Agent” shall mean Victory Park Management LLC, in its capacity as Administrative Agent for the Lenders hereunder and under the other Credit Documents, and shall include any successor to the Administrative Agent appointed pursuant to Section 12.09.

“Advance Rate” shall mean, 80%; provided, however, that at any time during which a Level I Trigger Event has occurred and is continuing the Advance Rate shall be 70%.

“Advisors” shall mean legal counsel (including local, foreign and in-house counsel), auditors, accountants, consultants, appraisers, engineers or other advisors (including financial advisors).

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly Controlling (including, but not limited to, all directors and officers of such Person), Controlled by, or under direct or indirect common Control with, such Person; provided, however, (x) for purposes of Section 10.06, the term “Affiliate” also shall include any Person that possesses, directly or indirectly, the power to vote 10% or more of the securities having ordinary voting power for the election of directors (or equivalent governing body) of such Person and (y) that none of the Administrative Agent, any Lender or any of their respective Affiliates shall be considered an Affiliate of Holdings or any Subsidiary thereof.

“Affiliate Transaction” shall have the meaning provided in Section 10.06.

“Agents” shall mean, collectively, the Administrative Agent and the Collateral Agent.

“ Aggregate Eligible Receivables” mean Eligible Receivables and “Eligible Receivables” as defined and financed under the SPV Loan Agreement.

“ Aggregate Online Receivables” means Online Receivables and “Online Receivables” as defined and financed under the SPV Loan Agreement.

“Aggregate Title Receivables” mean Title Receivables and “Title Receivables” as defined and financed under the SPV Loan Agreement.

“Agreement” shall mean this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended or renewed from time to time.

“Anti-Terrorism Laws” shall have the meaning provided in Section 8.17(a).

“Asset Sale” shall mean any sale, transfer or other disposition by Holdings or any of its Subsidiaries to any Person (including by way of redemption by such Person) other than to Holdings or a Wholly-Owned Subsidiary of Holdings of any asset (including, without limitation, any capital stock or other securities of, or Equity Interests in, another Person), but excluding sales of assets pursuant to Sections 10.02(ii), (iii), (vi), (vii) (viii), (ix), (xi), (xii), (xiii), (xiv), (xv) and (xvii).

“Assignment and Assumption Agreement” shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit L (appropriately completed).

“Authorized Officer” shall mean, with respect to (i) delivering Notices of Borrowing, Notices of Conversion/Continuation and similar notices, any person or persons that has or have been authorized by the board of directors of the Borrower to deliver such notices pursuant to this Agreement and that has or have appropriate signature cards on file with the Administrative Agent, (ii) delivering financial information and officer’s certificates pursuant to this Agreement, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer, the controller or the principal accounting officer of Holdings or the Borrower, and (iii) any other matter in connection with this Agreement or any other Credit Document, any officer (or a person or persons so designated by any two officers) of Holdings or the Borrower.

“Available Basket Amount ” shall mean, on any date of determination, an amount equal to the remainder of (A) the sum of (I) 50% of the Modified Consolidated Net Income for the period (taken as one accounting period) beginning on the first day of the first fiscal quarter of Holdings occurring after the Effective Date and ending on the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available at the date of determination (or, if such Modified Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (II) 100% of the aggregate net cash proceeds received by Holdings from the issuance or sale of its Equity Interests (not prohibited by the terms of Section 10.11(a)) subsequent to the Effective Date (other than an issuance or sale to a Subsidiary of Holdings) and 100% of any cash capital contribution received by Holdings from its shareholders subsequent to the Effective Date, provided that any amounts described in sub-clause (b) of Section 10.03(v), Section 10.03(vi), Section 10.05(xvii) and Section 10.09(iv)(b) shall be excluded from this sub-clause (II), plus (III) the amount by which the principal amount of any Indebtedness of Holdings or any of its Subsidiaries is reduced upon the conversion or exchange (other than by any Subsidiary of Holdings) subsequent to the Effective Date of any such Indebtedness that is convertible or exchangeable for Equity Interests (the issuance of which are not prohibited by the terms of Section 10.11(a)) of Holdings (less the amount of any cash, or the fair value of any other property, distributed by Holdings or any of its Subsidiaries upon such conversion or exchange); provided, however, that the foregoing amount shall not exceed the net cash proceeds received by Holdings or any of its Subsidiaries from the sale of such Indebtedness (excluding net cash proceeds from sales to any Subsidiary of Holdings), plus (IV) the amount equal to the sum of (x) the net reduction in the Restricted Investments made by Holdings or any of its Subsidiaries in any Person (other than a Subsidiary of Holdings) resulting from repurchases, repayments or redemptions of such Investments by such Person, proceeds realized on the sale or other disposition of such Investment and proceeds representing the return of capital (excluding any such amounts to the extent included in the calculation of Modified Consolidated Net Income), in each case realized by Holdings or any of its Subsidiaries, and (y) in the event that any Unrestricted Subsidiary of Holdings is re-designated as a Subsidiary, the portion (proportionate to Holdings’ Equity Interest in such Subsidiary) of the Fair Market Value of the net assets of such Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Subsidiary; provided, however, that the foregoing sum under this clause (IV) will not exceed, in the case of any such Person, the amount of Restricted Investments previously made by Holdings or any of its Subsidiaries in such Person or Unrestricted Subsidiary, plus (V) 100% of any cash dividends received by the Borrower or any Subsidiary Guarantor after the Effective Date from an Unrestricted Subsidiary, to the extent such dividends were not otherwise included in the calculation of Consolidated Net Income for such period, plus (VI) $40,000,000, minus (B) the sum of (I) the aggregate amount of Investments made pursuant to Section 10.05(xviii) since the Effective Date, plus (II) the aggregate amount of Dividends paid pursuant to Section 10.03(x) since the Effective Date plus (III) the aggregate amount of prepayments, redemptions, repurchases or acquisitions of any Indebtedness made pursuant to Section 10.09(iv)(c) since the Effective Date.

“Backup Servicer” means a Person, reasonably satisfactory to Agent, that the Borrower has appointed and that is providing backup servicing and its permitted successors and assigns reasonably satisfactory to Agent.

“Backup Servicing Agreement” means the Backup Servicing Agreement among the Servicer, Backup Servicer and Borrower as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Bankruptcy Code” shall have the meaning provided in Section 11.05.

“Base Rate” shall mean the greater of (i) 1.00% and (ii) the LIBOR Rate.

“Books and Records” shall mean all of Credit Parties’ original ledger cards, payment schedules, credit applications, contracts, lien and security instruments, guarantees relating in any way to the Receivables Collateral and other books and records or transcribed information of any type, whether expressed in electronic form in tapes, discs, tabulating runs, programs and similar materials now or hereafter in existence relating to the Receivables Collateral.

“Borrower” shall have the meaning provided in the first paragraph of this Agreement.

“Borrowing” shall mean a borrowing of Loans from all the Lenders on a given date.

“Borrowing Base” shall mean, as of the date of determination, an amount equal to (a) the product of (i) the Advance Rate and (ii) the Principal Receivables balance of all of the Eligible Receivables as of such date, minus (b) the Facilities Excess Concentration Amounts.

“Borrowing Base Certificate” shall mean a certificate, substantially in the form of Exhibit P, executed by an officer of Borrower and delivered to the Administrative Agent, which sets forth the calculation of the Borrowing Base, including a calculation of each component thereof.

“Borrowing Base Deficiency” shall mean, as of the date of determination, a positive amount, if any, equal to (a) the sum of the aggregate unpaid principal amount of all Loans minus (b) the Borrowing Base.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required by law to close.

“Calculation Period” shall mean, with respect to any Permitted Acquisition, any Significant Asset Sale or any other event expressly required to be calculated on a Pro Forma Basis pursuant to the terms of this Agreement, the Test Period most recently ended prior to the date of such Permitted Acquisition, Significant Asset Sale or other event for which financial statements have been delivered to the Lenders pursuant to this Agreement.

“Capital Expenditures” shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with GAAP and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

“Capitalized Lease Obligations” shall mean, with respect to any Person, all rental obligations of such Person which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles; provided, that any obligations of Holdings and its Subsidiaries either existing on the Effective Date or created prior to the recharacterization described below (i) that were not included on the consolidated balance sheet of Holdings as capitalized lease obligations and (ii) that are subsequently recharacterized as capitalized lease obligations due to a change in accounting treatment or otherwise, shall for all purposes of this Agreement not be treated as Capitalized Lease Obligations or Indebtedness.

“Cash Equivalents” shall mean:

(1)	marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition;

(2)	certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or banker’s acceptances having maturities of one year or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $250,000,000;

(3)	commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within one year from the date of acquisition;

(4)	repurchase obligations of any financial institution satisfying the requirements of clause (2) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government;

(5)	securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state of the United States, by any political subdivision or taxing authority of any such state or by any foreign government, the securities of which state, political subdivision, taxing authority or foreign government (as the case may be) have one of the two highest rating obtainable from either S&P or Moody’s;

(6)	securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any financial institution satisfying the requirements of clause (2) of this definition;

(7)	money market, mutual or similar funds that invest at least 95% of their assets in assets satisfying the requirements of clauses (1) through (6) of this definition;

(8)	money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $1,000,000,000; and

(9)	with respect to Foreign Subsidiaries only, any Investments outside of the United States that are functional foreign equivalents in all material respects to the Cash Equivalents described in clauses (1) through (5) above.

“Cash Management System” has the meaning assigned to such term in Section 9.18(b).

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same has been amended and may hereafter be amended from time to time, 42 U.S.C. § 9601 et seq.

“Change of Control” shall mean the occurrence of any of the following:

(1) the direct or indirect sale, conveyance, transfer, lease or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Holdings and its Subsidiaries, taken as a whole, to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Permitted Holders;

(2) the adoption of a plan relating to the liquidation or dissolution of Holdings or the Borrower;

(3) the consummation of any transaction (including any merger or consolidation) the result of which is that any “person” (as defined above) other than the Permitted Holders, becomes the “beneficial owner” (as such term is defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (3) such person shall be deemed to have “beneficial ownership” of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the voting stock of Holdings;

(4) after an initial public offering of Holdings or any direct or indirect parent of Holdings, the first day on which a majority of the members of the Board of Directors of Holdings are not Continuing Directors;

(5) the consummation of the first transaction (including any merger or consolidation), the result of which is that any “person” (as defined above) other than the Permitted Holders, becomes the “beneficial owner” (as defined above), directly or indirectly, of more of the voting stock of Holdings than is at that time beneficially owned by the Permitted Holders in the aggregate (except that for purposes of this clause (5) such Permitted Holders shall be deemed to have “beneficial ownership” of all shares of voting stock that such Permitted Holders have the right to acquire, whether such right is exercisable immediately or only after the passage of time); provided, that such transaction shall not constitute a Change of Control unless such “person” then owns, directly or indirectly, in the aggregate, more than 35% of the voting stock of Holdings; or

(6) the first day on which Holdings ceases to own directly 100% of the outstanding Equity Interests of the Borrower.

“Charged-Off Receivables” means any Receivable or Curo Receivable, as applicable, which has principal, interest or fees that has been delinquent for 30 days or charged off or deemed uncollectible by the Servicer or related Originator, as applicable, pursuant to the Credit Policy.

“Claims” shall have the meaning provided in the definition of “Environmental Claims”.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

“Collateral” shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties and all cash and Cash Equivalents delivered as collateral pursuant to Section 5.02 or 11; provided that Collateral shall not include any “Collateral” as defined in in the SPV Loan Agreement.

“Collateral Agent” shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

“Collection Account” has the meaning assigned to such term in Section 2.15(a).

“Collection Account Bank” means any account control bank reasonably acceptable to the Administrative Agent, which initially shall be Wells Fargo Bank, National Association.

“Collections” shall mean payment of principal, interest and fees on the Receivables Collateral, the cash and non-cash proceeds realized from the enforcement of such Receivables Collateral and any security therefor, or the Receivables Collateral, proceeds of credit, group life or non-filing insurance, or proceeds of insurance on any real or personal property which is part of the collateral for the Receivables Collateral.

“Commitment Termination Fee” shall mean a fee in the following amount: (i) for a Loan Commitment termination occurring between the Effective Date and the twenty-four month anniversary of the Effective Date, an amount equal to the sum of (1) the product of (A) the number of days from the date of such Loan Commitment termination until the twenty-four month anniversary of the Effective Date divided by 360 days and (B) the product of the principal amount of the Loan Commitment being terminated and the Loan Interest Rate and (2) the product of (A) 3% and (B) the aggregate principal amount of the Loan Commitments being terminated; (ii) for a Loan Commitment termination occurring after the twenty-four month anniversary of the Effective Date and on or prior to the thirty month anniversary of the Effective Date, the product of (A) 3.0% and (B) the aggregate principal amount of the Loan Commitments being terminated; and (iii) for a Loan Commitment termination occurring after the thirty month anniversary of the Effective Date, none.

“Communications” shall have the meaning provided in Section 13.03(d).

“Company” shall mean any corporation, limited liability company, partnership or other business entity (or the adjectival form thereof, where appropriate).

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period (without giving effect to any losses from sales of assets other than inventory sold in the ordinary course of business) adjusted by (A) adding thereto (in each case to the extent deducted in determining Consolidated Net Income for such period), without duplication, the amount of (i) total interest expense (inclusive of amortization of deferred financing fees and other original issue discount and banking fees, charges and commissions (e.g., letter of credit fees and commitment fees)) of Holdings and its Subsidiaries determined on a consolidated basis for such period, (ii) provision for taxes based on income and foreign withholding taxes for Holdings and its Subsidiaries determined on a consolidated basis for such period, (iii) all depreciation and amortization expense of Holdings and its Subsidiaries determined on a consolidated basis for such period, (iv) any other non-cash charges or losses (including deferred rent expense and standard purchase accounting non-cash adjustments) for such period, (v) any non-recurring cash expenses or losses for such period in an aggregate amount not to exceed $1,000,000 for any period and (vi) in the case of any period including the fiscal quarter of Holdings ending December 31, 2016, the amount of all fees and expenses incurred in connection with the Transaction during such fiscal quarter in an aggregate amount not to exceed $6,000,000 and (B) subtracting therefrom the amount of all cash payments and cash charges made during such period relating to any non-cash charges or losses taken in a previous period pursuant to clause (A)(iv) above. For the avoidance of doubt, it is understood and agreed that, to the extent any amounts are excluded from Consolidated Net Income by virtue of the proviso to the definition thereof contained herein, any add backs to Consolidated Net Income in determining Consolidated EBITDA as provided above shall be limited (or denied) in a fashion consistent with the proviso to the definition of Consolidated Net Income contained herein. Notwithstanding anything to the contrary contained above, for purposes of determining Consolidated EBITDA for any Test Period which ends prior to the first anniversary of the Effective Date, Consolidated EBITDA for all portions of such period occurring prior to the Effective Date shall be calculated in accordance with the definition of Test Period contained herein. For purposes of this definition, the term “non-recurring” shall mean any expense or loss as of any date that is not reasonably likely to recur within the two years following the date of occurrence of such expense or loss; provided that if there is an expense or loss similar to such expense or loss within the two years preceding such date, such expense or loss shall not be deemed non-recurring.

“Consolidated Interest Expense” shall mean, for any period, (i) the total consolidated interest expense of Holdings and its Subsidiaries (including, without limitation, all commissions, discounts and other commitment and banking fees and charges (e.g., fees with respect to letters of credit, Interest Rate Protection Agreements and Other Hedging Agreements))

for such period (calculated without regard to any limitations on payment thereof), adjusted to exclude (to the extent same would otherwise be included in the calculation above in this clause (i)) the amortization of any deferred financing costs for such period, any interest expense actually “paid in kind” or accreted or capitalized during such period and any interest expense on outstanding Shareholder Subordinated Notes during such period, plus (ii) without duplication, (x) that portion of Capitalized Lease Obligations of Holdings and its Subsidiaries on a consolidated basis representing the interest factor for such period and (y) the “deemed interest expense” (i.e., the interest expense which would have been applicable if the respective obligations were structured as on-balance sheet financing arrangements) with respect to all Indebtedness of Holdings and its Subsidiaries of the type described in clause (viii) of the definition of Indebtedness contained herein (to the extent same does not arise from a financing arrangement constituting an operating lease) for such period.

“Consolidated Net Income” shall mean, for any period, the net income (or loss) of Holdings and its Subsidiaries determined on a consolidated basis for such period (taken as a single accounting period) in accordance with GAAP (without giving effect to (x) any extraordinary gains or any non-recurring gains, (y) any non-cash income, and (z) any gains (but not losses) from sales of assets other than inventory sold in the ordinary course of business), provided that the following items shall be excluded in computing Consolidated Net Income (without duplication): (i) the net income (or loss) of any Person in which a Person or Persons other than Holdings and its Wholly-Owned Subsidiaries has an Equity Interest or Equity Interests to the extent of such Equity Interests held by Persons other than Holdings and its Wholly-Owned Subsidiaries in such Person, (ii) except for determinations expressly required to be made on a Pro Forma Basis, the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Subsidiary and (iii) the net income of any Subsidiary to the extent that the declaration or payment of cash dividends or similar cash distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary. For purposes of this definition, the term “non-recurring” shall mean any gain as of any date that is not reasonably likely to recur within the two years following the date of occurrence of such gain; provided that if there is a gain similar to such gain within the two years preceding such date, such gain shall not be deemed non-recurring. For purposes of the calculation of Consolidated Net Income hereunder, the cumulative effect of a change in accounting principles shall be excluded.

“Consolidated Tangible Assets” shall mean, with respect to Holdings as of any date, the aggregate of the assets of Holdings and its Subsidiaries, excluding goodwill and any other assets properly classified as intangible assets in accordance with GAAP, shown on the balance sheet of Holdings for the most recently ended fiscal quarter of Holdings for which financial statements are available, determined on a consolidated basis in accordance with GAAP.

“Consolidated Tangible Domestic Assets” shall mean, with respect to the Borrower and the Subsidiary Guarantors as of any date, the aggregate of the assets of the Borrower and the Subsidiary Guarantors, excluding (x) goodwill and any other assets properly classified as intangible assets in accordance with GAAP and (y) to the extent not otherwise excluded pursuant to preceding clause (x), the value of any Equity Interests in Foreign Subsidiaries or Unrestricted Subsidiaries of the Borrower, as would be shown on the balance sheet of the Borrower and the Subsidiary Guarantors for the most recently ended fiscal quarter of Holdings for which financial statements are available.

“Consumer Finance Laws” means all applicable laws, regulations, interpretations and guidance, federal, state and local, relating to the extension of consumer credit, and the creation of a security interest in personal property in connection therewith, as the case may be, and laws with respect to protection of consumers’ interests in connection with such transactions, including without limitation, any usury laws, any privacy laws, the Electronic Signatures in Global and National Commerce Act, the Federal Consumer Credit Protection Act, the Federal Fair Credit Reporting Act, the Gramm-Leach-Bliley Act, the Federal Trade Commission’s Rules and Regulations and Regulations B, E and Z of the Consumer Financial Protection Bureau, as any of the foregoing may be amended from time to time.

“Contingent Obligation” shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of any other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Continuing Directors” shall mean, as of any date of determination, any member of the Board of Directors of Holdings who (1) was a member of such Board of Directors on the Effective Date or (2) was (x) nominated for election or elected to such Board of Directors with the approval, recommendation or endorsement of a majority of the directors who were members of such Board of Directors on the Effective Date or whose nomination or election to the Board of Directors was previously so approved or (y) designated or appointed by the Permitted Holders.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ability to exercise voting power, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Control Agreement” shall mean any of (a) that certain deposit account control agreement dated on or about the date hereof among Borrower, Administrative Agent and Collection Account Bank and (b) any other deposit account control agreement entered into among one or more of the Borrower, Administrative Agent and a financial institution, as each may be amended, modified, restated or extended from time to time.

“Credit Documents” shall mean this Agreement, the Control Agreements, the Subsidiaries Guaranty, the Pledge Agreement, the Security Agreement, the Intercreditor Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note and each other Security Document.

“Credit Event” shall mean the making of any Loan.

“Credit Facilities” shall mean the revolving credit facility.

“Credit Party” shall mean Holdings, the Borrower and each Subsidiary Guarantor.

“Credit Policy” shall mean, with respect to each Originator, the applicable credit policy for the Receivables Collateral credit and collection policy as in effect on the Effective Date, as attached hereto as Exhibit C (collectively, as amended to the extent permitted under this Agreement).

“CSO Obligations” shall mean obligations to purchase, or other guarantees of, consumer loans the making of which were facilitated by the Borrower or any of its Subsidiaries acting as a credit services organization or other similar service provider.

“Cumulative Net Loss” means, as of any date of determination and with respect to any Vintage Pool, the aggregate principal amount of related Curo Receivables in such Vintage Pool that have become Charged-Off Receivables or otherwise liquidated, net of all liquidation proceeds and other recoveries with respect to such Curo Receivables, during the period beginning on the applicable date of origination through the end of the ninth completed fiscal month.

“Cumulative Net Loss Rate” means, as of any date of determination and with respect to any Vintage Pool, a rate, expressed as a percentage equal to a fraction, (I) the numerator of which is the aggregate Cumulative Net Loss with respect to all related Curo Receivables in such Vintage Pool and (II) the denominator of which is the aggregate principal balance of all Curo Receivables in such Vintage Pool at the time of origination; provided, that the Cumulative Net Loss Rate shall not be calculated for any Vintage Pool (and shall not be measured hereunder) unless and until nine completed fiscal months have occurred following the origination of such Vintage Pool.

“Cumulative Net Losses – In-Store Receivables” shall mean, with respect to any Vintage Pool, the Cumulative Net Loss Rate of the In-Store Receivables included in such Vintage Pool.

“Cumulative Net Losses – Online Receivables” shall mean, with respect to any Vintage Pool, the Cumulative Net Loss Rate of the Online Receivables included in such Vintage Pool.

“Cumulative Net Losses – Title Receivables” shall mean, with respect to any Vintage Pool, the Cumulative Net Loss Rate of the Title Receivables included in such Vintage Pool.

“Curo Concentration Account” means that certain deposit account established and maintained by Borrower, which shall initially be a deposit account at Wells Fargo Bank, National Association with the account number 6540.

“Curo Receivables” means the indebtedness and other obligations originally owed to any Originator in connection with any and all liens, title retention and security agreements, chattel mortgages, chattel paper, bailment leases, installment sale agreements, instruments, consumer finance paper and/or promissory notes securing and evidencing unsecured multi-pay consumer installment loans and auto title loans made, and/or time sale transactions or acquired by an Originator which were originated in accordance with the Credit Policy and, in the case of auto title loans, the repayment of which is secured by a perfected first priority security interest in a motor vehicle.

“Debit Card Program Accounts” shall mean the special purpose deposit accounts established by the Borrower or one of its Subsidiaries with a sponsoring bank in connection with the Borrower’s general purpose reloadable debit card business, and with the funds on deposit in such accounts to be held therein solely as security against potential losses incurred by such sponsoring bank associated with customer chargeback claims, fraud or closed customer accounts.

“Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

“Defaulting Lender” shall mean any Lender with respect to which a Lender Default is in effect.

“Dividend” shall mean, with respect to any Person, that such Person has declared or paid a dividend, distribution or returned any equity capital to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common Equity Interests of such Person) or cash to its stockholders, partners or members in their capacity as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any other Equity Interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other Equity Interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any other Equity Interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other Equity Interests). Without limiting the foregoing, “Dividends” with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

“Documents” shall mean the Credit Documents.

“Dollars” and the sign “$” shall each mean freely transferable lawful money of the United States.

“Domestic Subsidiary” of any Person shall mean any Subsidiary of such Person incorporated or organized in the United States or any State thereof or the District of Columbia.

“Effective Date” shall have the meaning provided in Section 13.10.

“Eligible Receivables” shall mean, as of the date of determination, Receivables (net of unearned interest, fees, unearned discounts, insurance commissions, reserves and holdbacks thereon) that are Receivables designated as product type M in Curo Intermediate’s system, and solely in the case of Title Receivables, Receivables which are Chattel Paper, and which conform to the warranties set forth in Section 8.24, in which Administrative Agent has a validly perfected first priority Lien, and which are not any of the following:

(a) Receivables that are 30 days delinquent or are otherwise Charged-Off Receivables;

(b) Receivables to employees, affiliates (other than their employees) or shareholders other than on an arm’s length basis;

(c) Receivables with respect to which the account debtor is not a natural person domiciled in the United States;

(d) Receivables not denominated in U.S. Dollars;

(e) Receivables involved in litigation or subject to legal, bankruptcy or insolvency proceedings or Receivables with obligors subject to bankruptcy or insolvency proceedings;

(f) Receivables with a balloon payment and/or Receivables that are non-amortizing accounts with 3 or more monthly payments;

(g) Receivables with terms in excess of 48 months;

(h) Receivables originated, acquired or participated in that are not in compliance with the Credit Policy, the Installment Loan Program of Borrower or the Originators’ underwriting guidelines;

(i) Receivables that violate applicable consumer protection state or usury laws in any material respect;

(j) Receivables where the obligor has missed the first scheduled payment of principal, interest or any other costs, fees and expenses;

(k) Receivables with respect to which any obligations of the related Originator or any assignee thereof to fund additional advances or other amounts remains outstanding;

(l) Receivables that are subject to assignment or confidentiality restrictions applicable to the related Originator or Borrower;

(m) Receivables made to residents in states where the related Originator is not currently licensed or registered as required by applicable state law when such loan was made;

(n) Receivables that are single-pay accounts requiring repayment in a single payment;

(o) Receivables that are “open-ended” or are able to roll or defer with respect to maturity date;

(p) Unsecured receivables with a principal amount greater than $5,000 that are unsecured;

(q) Title Receivables with a principal amount greater than $25,000;

(r) Receivables that have been modified in any respect, excluding immaterial modifications not impacting the existing economics or payment schedule of the loan by more than fifteen (15) days;

(s) Receivables where any Credit Party acts or acted as a “credit services organization” or “credit access business”, each as defined by relevant state statutes; provided, that if a Credit Party acts or acted as a “credit services organization” or “credit access business” with respect to a particular state, only the Receivables generated as a result of such license or registration shall not qualify as Eligible Receivables pursuant to this clause; or

(t) Receivables originated in the states of Arizona, California, Missouri, Mississippi, New Mexico and such other states where SPV Borrower is permitted by applicable requirements of law to acquire, hold and enforce such Receivables without the grant of a necessary license or approval from any applicable governmental authority; provided, in any such state where SPV Borrower has received such license or approval as evidenced by a license, permit, authorization, certificate or other similar document evidencing the same from a Governmental Authority, then such state will be deemed to be added to this clause (t) as of the business day immediately following the effective date of such document evidencing such license or approval.

Notwithstanding the foregoing; Administrative Agent shall have a validly perfected second priority Lien (junior to the lien held by Three-Year Credit Agreement Secured Parties), on all Collateral which constitutes Three-Year Credit Agreement Collateral.

“Eligible Transferee” shall mean and include a commercial bank, an insurance company, a finance company, a financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act) (other than an individual), but in any event excluding Holdings and its Subsidiaries, Unrestricted Subsidiaries and Affiliates.

“Embargoed Person” shall have the meaning provided in Section 10.15.

“Environmental Claims” shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, “Claims”), including, without limitation, (a) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

“Environmental Law” shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety (to the extent relating to the handling of or exposure to Hazardous Materials) or Hazardous Materials, including, without limitation, CERCLA; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. § 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq. (to the extent relating to the handling of or exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

“Environmental Permit” shall mean any permit, license, approval, consent, registration, notification, exemption or other authorization required by or from a Governmental Authority under any Environmental Law.

“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including any common stock, preferred stock, any limited or general partnership interest and any limited liability company membership interest.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or a Subsidiary of Holdings would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“Event of Default” shall have the meaning provided in Section 11.

“Excess Concentration Amounts” shall include the following:

(a) Aggregate Eligible Receivables where the original term is greater than 9 months in excess of 75% of the Principal Receivables balance of all Aggregate Eligible Receivables as of such date;

(b) The Principal Receivables balance of the Aggregate Title Eligible Receivables in excess of 55% of the Principal Receivables balance of all Aggregate Eligible Receivables as of such date;

(a) The Principal Receivables balance of the second-lien Aggregate Title Eligible Receivables in excess of 35% of the Principal Receivables balance of all Aggregate Eligible Receivables as of such date;

(b) The Principal Receivables balance of the Aggregate Title Eligible Receivables with the lowest interest rate until the weighted average interest rate of all the remaining Aggregate Title Eligible Receivables (i.e., excluding such lowest interest rate Aggregate Title Eligible Receivables) is at or above 95%;

(c) The Principal Receivables balance of the Aggregate Eligible Receivables constituting unsecured Aggregate Eligible Receivables with the lowest interest rate until the weighted average interest rate of all the remaining Aggregate Eligible Receivables constituting unsecured Aggregate Eligible Receivables (i.e., excluding such lowest interest rate Aggregate Eligible Receivables) is at or above 200%;

(d) The Principal Receivables balance of the Aggregate Eligible Receivables with the lowest FICO score until the weighted average FICO score of all the remaining Aggregate Eligible Receivables (i.e., excluding such lowest FICO score Receivables) is at or above 575;

(e) The Principal Receivables balance of the Aggregate Eligible Receivables with the longest original term until the weighted average original term to maturity of all the remaining Aggregate Eligible Receivables (i.e., excluding such longest original maturity Aggregate Eligible Receivables) is at or below 30 months;

(f) The Principal Receivables balance of the Aggregate Eligible Receivables with the highest original principal balance until the average original principal balance of the remaining Aggregate Eligible Receivables (i.e., excluding such highest original principal balance Aggregate Eligible Receivables) is at or below $800;

(g) Aggregate Eligible Receivables where the applicable obligors have monthly income less than $2,000 in excess of 30% of the Principal Receivables balance of all Aggregate Eligible Receivables as of such date;

(h) Aggregate Online Eligible Receivables in excess of 30% of the Principal Receivables balance of all Aggregate Eligible Receivables as of such date; or

(i) Aggregate Eligible Receivables originated in the State of California in excess of 60% of the Principal Receivables balance of all Aggregate Eligible Receivables as of such date.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Executive Order” shall have the meaning provided in Section 8.17(a).

“Existing Affiliate Agreements” shall have the meaning provided in Section 6.05(e).

“Existing Indebtedness” shall have the meaning provided in Section 8.21.

“Existing Indebtedness Agreements” shall have the meaning provided in Section 6.05(d).

“Facilities Excess Concentration Amount” means the product of (a) the Excess Concentration Amount and (b) the Facilities Percentage.

“Facilities Percentage” means an amount equal to (a) the outstanding principal balance of the Notes divided by (b) the sum of (i) the amount in the foregoing clause (a) and (ii) the outstanding principal balance of the SPV Notes.

“Facility Availability” means, with respect to any date of determination prior to the Termination Date, an amount equal to (i) all Collections on deposit in the Collection Account minus (ii) the total amount of funds estimated to be distributed pursuant to clauses First through Fourth of Section 2.14 on the immediately succeeding Payment Date.

“Fair Market Value ” shall mean, with respect to any asset (including any Equity Interests of any Person), the price at which a willing buyer, not an Affiliate of the seller, and a willing seller who does not have to sell, would agree to purchase and sell such asset, as determined in good faith by the board of directors or other governing body or, pursuant to a specific delegation of authority by such board of directors or governing body, a designated senior executive officer, of Holdings, or the Subsidiary of Holdings selling such asset.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any applicable agreement entered into pursuant to Section 1471(b)(1) of the Code, and any applicable intergovernmental agreement and laws, regulations or official administrative guidance implementing such intergovernmental agreements.

“Federal Funds Rate” shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System of the United States arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary to the next 1/100th of 1%) of the quotations for the day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fees” shall mean all amounts payable pursuant to or referred to in Section 4.01.

“Foreign Lender” shall mean a Lender that is not a “United States person” as defined in Section 7701(a)(30) of the Code.

“Foreign Pension Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program (other than any plan, fund or program required by applicable Requirement of Law or maintained by any Governmental Authority or to which more than one employer contributes or is required to contribute which is) established or maintained outside the United States by Holdings or any one or more of its Subsidiaries primarily for the benefit of employees of Holdings or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Foreign Subsidiary” of any Person shall mean any Subsidiary of such Person that is not a Domestic Subsidiary.

“Funds Release Request” means a notice substantially in the form of Exhibit Q.

“GAAP” shall mean generally accepted accounting principles in the United States as in effect from time to time; provided that determinations in accordance with GAAP for purposes of Sections 9.16 and 10, including defined terms as used therein are subject (to the extent provided therein) to Section 13.07(a).

“Governmental Approval” shall mean any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” shall mean any nation or government, any state, local or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. The term “Governmental Authority” shall further include any institutional review board, ethics committee, data monitoring committee, or other committee or entity with defined authority to oversee regulatory matters.

“Guaranteed Creditors” shall mean and include each of the Administrative Agent, the Collateral Agent and the Lenders.

“Guaranteed Obligations” shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal, premium (if any) and interest on each Note issued by, and all Loans made to, the Borrower under this Agreement, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), indebtedness and liabilities (including, without limitation, indemnities, fees (including, but not limited to the Prepayment Fee, the Fee, and the Commitment Termination Fee) and interest (including any interest, fees and/or expenses accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest, fees and/or expenses are an allowed claim in any such proceeding) thereon) of the Borrower to the Lenders, the Administrative Agent and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document to which the Borrower is a party and the due performance and compliance by the Borrower with all the terms, conditions and agreements contained in the Credit Agreement and in each such other Credit Document and (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including any interest, fees and/or expenses accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest, fees and/or expenses are an allowed claim in any such proceeding) of the Borrower owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by the Borrower with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

“Guarantor” shall mean each of Holdings and each Subsidiary Guarantor.

“Guaranty” shall mean each of the Holdings Guaranty and the Subsidiaries Guaranty.

“Hazardous Materials” shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous waste,” “hazardous materials,” “extremely hazardous substances,” “restricted hazardous waste,” “toxic substances,” “toxic pollutants,” “contaminants,” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the exposure to, or Release of which is prohibited, limited or regulated as posing a significant risk of harm to human health, safety, or the environment by any Governmental Authority.

“Holdings” shall have the meaning provided in the first paragraph of this Agreement.

“Holdings Common Stock” shall have the meaning provided in Section 8.13(a).

“Holdings Guaranty” shall mean the guaranty of Holdings pursuant to Section 14.

“Indebtedness” shall mean, as to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn or paid under all letters of credit, bankers’ acceptances, bank guaranties, surety and appeal bonds and similar obligations issued for the account of such Person and all unpaid drawings and unreimbursed payments in respect of such letters of credit, bankers’ acceptances, bank guaranties, surety and appeal bonds and similar obligations, (iii) all indebtedness of the types described in clause (i), (ii), (iv), (v), (vi), (vii) or (viii) of this definition secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to the Fair Market Value of the property to which such Lien relates), (iv) all Capitalized Lease Obligations of such Person, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement and (viii) all Off-Balance Sheet Liabilities of such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is directly liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, Indebtedness shall not include (x) trade payables, accrued expenses and deferred tax and other credits incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person or (y) CSO Obligations.

“Indemnitee” shall have the meaning provided in Section 13.01(b).

“In-Store Eligible Receivables” shall mean all In-Store Receivables that meet the definition of an Eligible Receivable.

“In-Store Receivables” shall mean all Receivables that were originated (and, for the avoidance of doubt, fully funded) in a brick and mortar store front location of the Originators in accordance with applicable Requirements of Law.

“Intercompany Loans” shall mean any cash intercompany loans or advances between or among Holdings or any of its Subsidiaries (whether pursuant to Section 10.05(viii), (xvii), (xviii) or (xx) or otherwise), in each case so long as (i) any Intercompany Loan held by a Credit Party shall be evidenced by an Intercompany Note (which may, at the election of the

Borrower, be in the form of a global Intercompany Note), (ii) each such Intercompany Note owned or held by a Credit Party shall be pledged to the Collateral Agent pursuant to the Pledge Agreement, and (iii) each Intercompany Loan made by any Subsidiary of the Borrower that is not a Credit Party to a Credit Party shall be subject to the subordination provisions contained in the respective Intercompany Note.

“Intercompany Note ” shall mean a promissory note evidencing Intercompany Loans, duly executed and delivered substantially in the form of Exhibit M (or such other form as shall be reasonably satisfactory to the Administrative Agent), with blanks completed in conformity herewith.

“Intercreditor Agreement” shall have the meaning provided in Section 6.16.

“Interest Period” shall have the meaning provided in Section 2.09.

“Interest Rate Protection Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

“Internal Control Event” shall mean a material weakness in, or fraud (whether actual, constructive or otherwise) that involves management or other employees who have a material role in, Holdings’ or any of its Subsidiaries’ internal controls over financial reporting, cash control or other financial or regulatory matters.

“Investments” shall have the meaning provided in Section 10.05.

“IRS” shall mean the United States Internal Revenue Service.

“Key Person” shall have the meaning provided in Section 11.15.

“Leaseholds” of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

“Lender” shall mean each financial institution listed on Schedule I, as well as any Person that becomes a “Lender” hereunder pursuant to Section 13.04(b).

“Lender Default” shall mean (i) the wrongful refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that such Lender does not intend to comply with its obligations under Section 2.01(a).

“Level I Trigger Event” means the occurrence of any of the following:

(a) Maximum Cumulative Net Loss Rate – In-Store Receivables: the Cumulative Net Losses – In-Store Receivables as of the last day of any fiscal month, is greater than 24.2%;

(b) Maximum Cumulative Net Loss Rate – Online Receivables: the Cumulative Net Losses – Online Receivables as of the last day of any fiscal month, is greater than 56.8%; or

(c) Maximum Cumulative Net Loss Rate – Title Receivables: the Cumulative Net Losses – Title Receivables as of the last day of any fiscal month, is greater than 25.0%;

provided, however, that any Level I Trigger Event may be cured if such Level I Trigger Event or any other Level I Trigger Event does not exist for two (2) consecutive fiscal months following the period during which such Level I Trigger Event occurred.

“Level II Trigger Event” means the occurrence of any of the following:

(a) Maximum Cumulative Net Loss Rate – In-Store Receivables: the Cumulative Net Losses – In-Store Receivables as of the last day of any fiscal month, is greater than 26.2%;

(b) Maximum Cumulative Net Loss Rate – Online Receivables: the Cumulative Net Losses – Online Receivables as of the last day of any fiscal month, is greater than 61.5%; or

(c) Maximum Cumulative Net Loss Rate – Title Receivables: the Cumulative Net Losses – Title Receivables as of the last day of any fiscal month, is greater than 27.1%.

“LIBOR Rate” shall mean the three (3) month London Interbank Offered Rate in effect two (2) Business Days prior to the date an Loan is to be made as found in the Wall Street Journal, Interactive Edition, or any successor edition or publication; provided any change in the LIBOR Rate during a calendar month that exists as of the last Business Day of a calendar month shall take effect for purposes of Section 2.08(a) hereof on the first (1st) day of the immediately following month.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment for collateral purposes, deposit arrangement, encumbrance, lien (statutory or otherwise), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

“Loan” shall have the meaning provided in Section 2.01(a).

“Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “Loan Commitment,” as same may be (x) reduced from time to time or terminated pursuant to Sections 4.02, 4.03 and/or 11, as applicable or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 13.04(b).

“Loan Interest Rate” shall have the meaning provided in Section 2.08(a).

“Management Agreements” shall have the meaning provided in Section 6.05(b).

“Margin Stock” shall have the meaning provided in Regulation U.

“Material Adverse Effect” shall mean any development, event, condition, obligation, liability or circumstance or set of events, conditions, obligations, liabilities or circumstances or any change(s) which:

(a) has, had or reasonably could be expected to have a material adverse effect upon or material adverse change in (i) the legality, validity or enforceability of this Agreement or any other Credit Document, (ii) the status, perfection or priority of any Lien granted to Administrative Agent or any Lender under any of the Credit Documents, (iii) the value, validity, enforceability or collectability of 15% or more of the Receivables or the other Collateral (measured in both cases by the outstanding amount of the Receivables or other Collateral), (iv) the rights and remedies of the Administrative Agent, Lenders or holders of any Notes under the Credit Documents, or (v) the business, properties, assets, operations, the collateral, results of operations, or financial condition of Holdings and its Subsidiaries, taken as a whole; or

(b) has materially impaired or reasonably could be expected to materially impair the ability of Holdings and its Subsidiaries, taken as a whole, to perform the Obligations or to consummate the transactions contemplated under the Credit Documents.

“Maturity Date” shall mean the date that is six (6) months after the Effective Date.

“Maximum Principal Amount” shall mean the lesser of (a) Fifty-Five Million Dollars ($55,000,000) and (b)(i) One Hundred Fifty Million Dollars ($150,000,000) minus (ii) the “Maximum Principal Amount” as defined in the SPV Loan Agreement.

“Minimum Borrowing Amount” shall mean $1,000,000.

“Modified Consolidated Net Income” shall mean, at any date of determination thereof, “Consolidated Net Income” at such date as defined in (and determined in accordance with) the Senior Secured Notes Indenture as in effect on the Effective Date.

“Monthly Statement” shall mean the certificate in substantially the form of Exhibit O attached hereto and made a part hereof.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgage” shall mean a mortgage, deed of trust, deed to secure debt or similar security instrument.

“Mortgage Policy” shall mean a Lender’s title insurance policy (Form 1992).

“Mortgaged Property” shall mean any Real Property owned by Holdings or any of its Subsidiaries which is encumbered (or required to be encumbered) by a Mortgage pursuant to the terms hereof.

“Net Cash Proceeds” shall mean for any event requiring a reduction of the Total Loan Commitment pursuant to Section 4.03, the gross cash and Cash Equivalent proceeds (including any cash and Cash Equivalents received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such event, net of reasonable transaction costs (including, as applicable, any underwriting, brokerage or other customary commissions and reasonable legal, advisory and other fees and expenses associated therewith) received from any such event.

“Net Loss” means, as of any date of determination and with respect to any Vintage Pool, the aggregate principal amount of Curo Receivables in such Vintage Pool that have become Charged-Off Receivables or otherwise liquidated, net of all liquidation proceeds and other recoveries with respect to such Curo Receivables, during the most recently completed fiscal month.

“Net Sale Proceeds” shall mean for any sale or other disposition of assets, the gross cash and Cash Equivalent proceeds (including any cash and Cash Equivalents received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale or other disposition of assets, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions, reasonable legal, advisory and other fees and expenses (including title and recording expenses), associated therewith and sales, VAT and transfer taxes arising therefrom), (ii) payments of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition, (iii) the amount of such gross cash proceeds required to be used to permanently repay any Indebtedness (other than Indebtedness secured by the Security Documents and the Senior Secured Notes Security Documents) which is secured by the respective assets which were sold or otherwise disposed of, and (iv) the estimated net marginal increase in income taxes which will be payable by Holdings’ consolidated group or any Subsidiary of Holdings as a result of such sale or other disposition; provided, however, that such gross proceeds shall not include any portion of such gross cash proceeds which Holdings determines in good faith should be reserved for post-closing adjustments (to the extent Holdings delivers to the Lenders a certificate signed by an Authorized Officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by Holdings or any of its Subsidiaries shall constitute Net Sale Proceeds on such date received by Holdings and/or any of its Subsidiaries from such sale or other disposition.

“New Borrower” shall have the meaning provided in Section 10.16.

“New Credit Facility” shall have the meaning provided in Section 10.16.

“New Credit Facility Opportunity” shall have the meaning provided in Section 10.16(a).

“New Credit Facility ROFR Notice” shall have the meaning provided in Section 10.16(a).

“Non-Defaulting Lender” shall mean and include each Lender other than a Defaulting Lender.

“Non-Wholly Owned Subsidiary” shall mean, as to any Person, each Subsidiary of such Person which is not a Wholly-Owned Subsidiary of such Person.

“Note” shall have the meaning provided in Section 2.05(a).

“Notice of Borrowing” shall have the meaning provided in Section 2.03(a).

“Notice Office” shall mean the office of the Administrative Agent located at 227 W. Monroe Street, Suite 3900, Chicago, Illinois 60606, Attention: Scott R. Zemnick, General Counsel, or such other office or person as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

“Obligations” shall mean all amounts owing to the Administrative Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement and each other Credit Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest, fees and/or expenses accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in this Agreement, whether or not such interest, fees and/or expenses are an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts.

“OFAC” shall have the meaning provided in Section 8.17(b)(v).

“Off-Balance Sheet Liabilities” of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person, (iii) any obligation under a Synthetic Lease or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person.

“Online Eligible Receivables” shall mean all Online Receivables that meet the definition of an Eligible Receivable.

“Online Receivables” shall mean all Receivables that were originated (and, for the avoidance of doubt, fully funded) by the Originators through an online platform in accordance with applicable Requirements of Law.

“Order” shall mean any judgment, decree, verdict, order, consent order, consent decree, writ, declaration or injunction.

“Organizational Documents” shall mean, with respect to any Person, (i) in the case of any corporation, the certificate of incorporation or deed of incorporation and by-laws (or similar documents) of such Person, (ii) in the case of any limited liability company, the certificate or articles of formation or organization and operating agreement or memorandum and articles of association (or similar constitutive documents) of such Person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar constitutive documents) of such Person (and, where applicable, the equityholders or shareholders registry of such Person), (iv) in the case of any general partnership, the partnership agreement (or similar constitutive document) of such Person, (v) in any other case, the functional equivalent of the foregoing, and (vi) any shareholder, voting trust or similar agreement between or among any holders of Equity Interests of such Person.

“Originators” mean A Speedy Cash Car Title Loans, LLC, Advance Group, Inc., Attain Finance, LLC, Cash Colorado, LLC, Concord Finance, Inc., Evergreen Financial Investments, Inc., FMMR Investments, Inc., Galt Ventures, LLC, Principal Investments, Inc., SCIL, Inc., SCIL Texas, LLC, SC Aurum, LLC, SC Texas MB, Inc., Speedy Cash, Speedy Cash Illinois, Inc., Todd Car Title, Inc., and Todd Financial, Inc.

“Other Hedging Agreements” shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar arrangements, or arrangements designed to protect against fluctuations in currency values or commodity prices.

“Patriot Act” shall have the meaning provided in Section 13.17.

“Payment Office” shall mean the office of the Administrative Agent located at 227 W. Monroe Street, Suite 3900, Chicago, Illinois 60606 or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

“Pension Funding Rules” shall mean the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to each Plan that is a “single-employer plan” as defined in Section 4001(a)(3) of ERISA and set forth in Section 412 and 430 of the Code and Sections 302 and 303 of ERISA, as applicable.

“Permitted Acquisition” shall mean the acquisition by the Borrower or a Wholly-Owned Subsidiary of the Borrower of an Acquired Entity or Business (including by way of merger of such Acquired Entity or Business with and into the Borrower (so long as the Borrower is the surviving corporation), a Wholly-Owned Domestic Subsidiary of the Borrower which is a Subsidiary Guarantor (so long as the Subsidiary Guarantor is the surviving entity) or, in the case of an Permitted Acquisition by a Wholly-Owned Foreign Subsidiary, a Wholly-Owned Foreign Subsidiary (so long as a Wholly-Owned Foreign Subsidiary is the surviving entity)), provided that (in each case) (A) the consideration paid or to be paid by the Borrower or such Wholly-Owned Subsidiary consists solely of cash (including proceeds of Loans), Holdings Common Stock, Qualified Preferred Stock, the issuance or incurrence of Indebtedness otherwise permitted by Section 10.04 and the assumption/acquisition of any Indebtedness (calculated at face value) which is permitted to remain outstanding in accordance with the requirements of Section 10.04, (B) in the case of the acquisition of 100% of the Equity Interests of any Acquired Entity or Business (including by way of merger), such Acquired Entity or Business shall own no

Equity Interests of any other Person (other than de minimis amounts) unless either (x) such Acquired Entity or Business owns 100% of the Equity Interests of such other Person or (y) if such Acquired Entity or Business owns Equity Interests in any other Person which is a Non-Wholly Owned Subsidiary of such Acquired Entity or Business, (1) such Acquired Entity or Business shall not have been created or established in contemplation of, or for purposes of, the respective Permitted Acquisition, (2) any such Non-Wholly Owned Subsidiary of the Acquired Entity or Business shall have been a Non-Wholly Owned Subsidiary of such Acquired Entity or Business prior to the date of the respective Permitted Acquisition and shall not have been created or established in contemplation thereof and (3) such Acquired Entity or Business and/or its Wholly-Owned Subsidiaries own at least 80% of the total value of all the assets owned by such Acquired Entity or Business and its subsidiaries (for purposes of such determination, excluding the value of the Equity Interests of Non-Wholly Owned Subsidiaries held by such Acquired Entity or Business and its Wholly-Owned Subsidiaries), (C) except to the extent permitted by Section 9.16, all or substantially all of the business, division or product line acquired pursuant to the respective Permitted Acquisition, or the business of the Person acquired pursuant to the respective Permitted Acquisition and its Subsidiaries taken as a whole, is in the United States, (D) the Acquired Entity or Business acquired pursuant to the respective Permitted Acquisition is in a business permitted by Section 10.13 and (E) all requirements of Sections 9.16, 10.02 and 10.13 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of “Permitted Acquisition” shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing, prior to the consummation thereof, that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

“Permitted Encumbrance” shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the Mortgage Policy delivered with respect thereto, all of which exceptions must be acceptable to the Administrative Agent in its reasonable discretion.

“Permitted Holders” shall mean, collectively, (i) the Sponsor, (ii) Douglas Rippel, Michael McKnight and Chad Faulkner and any majority owned and Controlled Affiliate of any such individual, (iii) Joseph Genova, (iv) the J.P. Genova Family Trust, (v) any (a) spouse or lineal descendent (whether natural or adopted) of any Person listed in preceding clauses (i) through (iv) or (b) trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons beneficially holding an 80% or more controlling interest of which consist of such Person and/or any of the Persons referred to in the immediately preceding clause (a) or (vi) in the event of the incompetence or death of any of the Persons described in preceding clauses (ii) through (v), such Person’s estate, executor, administrator, committee or other personal representative, in each case who at any particular date shall be the beneficial owner or have the right to acquire, directly or indirectly, capital stock of Holdings.

“Permitted Liens” shall have the meaning provided in Section 10.01.

“Permitted Unsecured Debt” shall mean Indebtedness issued in accordance with Section 10.09(iv).

“Person” shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any Governmental Authority.

“Plan” shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings or a Subsidiary of Holdings or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which Holdings, a Subsidiary of Holdings or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

“Platform” shall have the meaning provided in Section 13.03.

“Pledge Agreement” shall have the meaning provided in Section 6.11.

“Pledge Agreement Collateral” shall mean all “Collateral” as defined in the Pledge Agreement.

“Pledgee” shall have the meaning provided in the Pledge Agreement.

“Post-Closing Period” shall, solely with respect to a Permitted Acquisition, have the meaning provided in Section 9.16(a).

“Pre-Approved Replacement” means each of (a) Bill Baker, (b) Chad Faulkner, (c) Doug Rippel and (d) each other person proposed in writing by the Borrower Parties to the Administrative Agent and consented to by the Administrative Agent in writing, such consent not to be unreasonably withheld, conditioned or delayed.

“Preferred Equity”, as applied to the Equity Interests of any Person, shall mean Equity Interests of such Person (other than common Equity Interests of such Person) of any class or classes (however designed) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Equity Interests of any other class of such Person, and shall include any Qualified Preferred Stock.

“Prepayment Fee” shall mean a fee in the following amount: (i) for a prepayment of the Loan occurring between the Effective Date and the twenty-four month anniversary of the Effective Date, an amount equal to the sum of (1) the product of (A) the number of days from the date of such prepayment until the twenty-four month anniversary of the Effective Date divided by 360 days and (B) the product of the principal amount of the Loan being prepaid and the Loan Interest Rate, and (2) the product of (A) 3.0% and (B) the principal amount of the Loan being prepaid; (ii) for a prepayment of the Loan occurring after the twenty-four month anniversary of the Effective Date and on or prior to the thirty month anniversary of the Effective Date, the product of (A) 3.0% and (B) the principal amount of the Loan being prepaid; and (iii) for a prepayment of the Loan occurring after the thirty month anniversary of the Effective Date until the Effective Date, none.

“Principal Receivables” shall mean with respect to Receivables as of any date of determination, the aggregate amount advanced under such Receivables less (i) amounts paid under such Receivables and attributable to principal pursuant to the terms thereof and (ii) unearned interest, unearned insurance commissions, unearned insurance premiums, and any other unearned income represented on the Credit Parties’ balance sheet.

“Pro Forma Basis” shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (x) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance a Permitted Acquisition) after the first day of the relevant Calculation Period or Test Period, as the case may be, as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of such Test Period or Calculation Period, as the case may be, (y) the permanent repayment of any Indebtedness (other than revolving Indebtedness, except to the extent accompanied by a corresponding permanent commitment reduction) after the first day of the relevant Test Period or Calculation Period, as the case may be, as if such Indebtedness had been retired or repaid on the first day of such Test Period or Calculation Period, as the case may be, and (z) any Permitted Acquisition or any Significant Asset Sale then being consummated, as well as any other Permitted Acquisition or any other Significant Asset Sale if consummated after the first day of the relevant Test Period or Calculation Period, as the case may be, and on or prior to the date of the respective Permitted Acquisition or Significant Asset Sale, as the case may be, then being effected, with the following rules to apply in connection therewith:

(i) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness, to finance a Permitted Acquisition, to finance a Dividend pursuant to Section 10.03(x) or to finance an Investment pursuant to Section 10.05(xviii)) incurred or issued after the first day of the relevant Test Period or Calculation Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness, to finance a Dividend, to finance an Investment or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of such Test Period or Calculation Period, as the case may be, and remain outstanding through the date of determination and (y) (other than revolving Indebtedness, except to the extent accompanied by a corresponding permanent commitment reduction) permanently retired or redeemed after the first day of the relevant Test Period or Calculation Period, as the case may be, shall be deemed to have been retired or redeemed on the first day of such Test Period or Calculation Period, as the case may be, and remain retired through the date of determination;

(ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness, or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); provided that all Indebtedness (whether actually outstanding or deemed outstanding) bearing interest at a floating rate of interest shall be tested on the basis of the rates applicable at the time the determination is made pursuant to said provisions; and

(iii) in making any determination of Consolidated EBITDA on a Pro Forma Basis, pro forma effect shall be given to any Permitted Acquisition or any Significant Asset Sale if effected during the respective Calculation Period or Test Period as if same had occurred on the first day of the respective Calculation Period or Test Period, as the case may be, taking into account, in the case of any Permitted Acquisition, (a) factually supportable and identifiable reasonable cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, as if such cost savings or expenses were realized on the first day of the respective period or (b) additional good faith pro forma adjustments (as certified by an Authorized Officer of Holdings) arising out of cost savings initiatives attributable to such transaction and additional costs associated with the combination of the operations of such Permitted Acquisition or Significant Asset Sale with the operations of Holdings and its Subsidiaries, in each case, that are factually supportable and identifiable and are expected to be realized within the twelve-month period immediately following such Permitted Acquisition or Significant Asset Sale, and are in each case, being given pro forma effect, as a result of (x) reduction of costs related to administrative functions and (y) reductions of costs from the consolidation of operations and streamlining of corporate overhead (taking into account, for purposes of determining such compliance, the historical financial statements of the Permitted Acquisition or Significant Asset Sale and the consolidated financial statements of Holdings and its Subsidiaries, assuming such Permitted Acquisition or Significant Asset Sale, and all other Permitted Acquisitions or Significant Asset Sales that have been consummated during the beginning of such period, and any Indebtedness or other liabilities repaid or incurred in connection therewith had been consummated and incurred or repaid at the beginning of such period (and assuming that such Indebtedness to be incurred bears interest during any portion of the applicable period prior to the relevant acquisition at the interest rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination)).

“Projections” shall mean the projections dated September 28, 2016, that were prepared by or on behalf of the Borrower in connection with the Transaction and delivered to the Administrative Agent and the Lenders prior to the Effective Date.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Qualified Preferred Stock” shall mean any Preferred Equity of Holdings so long as the terms of any such Preferred Equity (x) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision prior to the one- year anniversary of the Termination Date, (y) do not require the cash payment of dividends or distributions that would otherwise be prohibited by the terms of this Agreement or any other agreement or contract of Holdings or any of its Subsidiaries and (z) are otherwise reasonably satisfactory to the Administrative Agent.

“Real Property” of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

“Receivables” shall mean the indebtedness and other obligations owed to any Borrower or any Guarantor in connection with any and all liens, title retention and security agreements, chattel mortgages, chattel paper, bailment leases, installment sale agreements, instruments, consumer finance paper and/or promissory notes securing and evidencing unsecured multi-pay consumer installment loans and auto title loans made, and/or time sale transactions or acquired by a Borrower or a Guarantor which were originated in accordance with the Credit Policy and, in the case of auto title loans, the repayment of which is secured by a perfected first priority security interest in a motor vehicle.

“Receivables Collateral” shall mean any Collateral which are Eligible Receivables reflected on the most-recent schedule of Receivables delivered in accordance with Section 9.01(d).

“Recovery Event” shall mean the receipt by Holdings or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable (i) by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of Holdings or any of its Subsidiaries and (ii) under any policy of insurance required to be maintained under Section 9.03.

“Register” shall have the meaning provided in Section 13.15.

“Regulation D” shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

“ Regulation T” shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

“Regulation U” shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

“Regulation X” shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

“Regulatory Actions ” shall mean any and all administrative or regulatory action, demand, notice of non-compliance or violation, investigation, formal or informal enforcement action (including, but not limited to, commitment letter, memorandum of understanding, written agreement, cease and desist order, or civil money penalty assessment), or similar action involving any state or federal regulatory agency or body.

“Regulatory Trigger Event” shall mean (a) Holdings, any Guarantor, any Borrower, or any Subsidiaries of any Borrower becomes the subject of any investigation, stay, order, ruling or judgment, issued by any Governmental Authority involving compliance of its business with Requirements of Law which is not satisfied, released, stayed, vacated or discharged within thirty (30) days of such Person’s knowledge thereof and, in either case, the effect, outcome or resolution of such action listed above would reasonably be expected to result in a Material Adverse Effect; or (b) the enactment of a usury cap applicable to the Receivables or the passage of any applicable State or Federal statute or regulation restricting the offering or sale of the Receivables which, in either case, would reasonably be expected to result in a Material Adverse Effect in the sole discretion of Administrative Agent.

“Reinvestment Criteria” has the meaning assigned to that term in Section 8.08(a).

“Related Person” shall mean, with respect to any Person, (a) each Affiliate of such Person and each of the officers, directors, partners, trustees, employees, affiliates, shareholders, Advisors, agents, attorneys-in-fact and Controlling Persons of each of the foregoing, and (b) if such Person is the Administrative Agent, each other Person designated, nominated or otherwise mandated by or assisting the Administrative Agent pursuant to Section 12.01 or any comparable provision of any Credit Document.

“Release” shall mean actively or passively disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring, seeping, migrating or the like, into or upon any land or water or air, or otherwise entering into the environment.

“Release Date” has the meaning assigned to that term in Section 2.16(b).

“Reportable Event” shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under PBGC Regulation Section 4043.

“Required Lenders” shall mean, at any time, Non-Defaulting Lenders the sum of whose Loan Commitments at such time (or, after the termination thereof, outstanding Loans at such time) represents at least a majority of the Total Loan Commitment in effect at such time less the Loan Commitments of all Defaulting Lenders at such time (or, after the termination thereof, the sum of total outstanding Loans of Non-Defaulting Lenders at such time); provided, however, if there are two or more Lenders hereunder, the Required Lenders must at all times include a minimum of two Lenders (and with Lenders that are Affiliates of one another being considered as one Lender for purposes of this proviso).

“Requirements of Law” shall mean, as to any Person, any law (statutory or common), ordinance, treaty, rule, regulation, order, policy, other legal requirement or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or products or to which such Person or any of its Property or products is subject. It is hereby acknowledged and agreed by the Credit Parties that “Requirements of Law” shall include, without limitation, from the effective date of any such rule, binding opinion or mandatory guideline, (a) the adoption of any final rule directly related to the proposed rule captioned 12 CFR Part 1041, Docket No. CFPB 2016-0025, RIN 3170-AA40 released by the Consumer Financial Protection Bureau on June 2, 2016, as of the effective date of such final rule and as such final rule may be amended, supplemented or otherwise modified from time to time, and (b) any other final rules, binding opinions or mandatory guidelines promulgated by the Consumer Financial Protection Bureau or any other Governmental Authority from time to time relating to credit (including, without limitation, consumer credit); servicing; disclosures; information security and privacy as such final rule, binding opinion or mandatory guideline may be amended, supplemented or otherwise modified from time to time.

“Restricted” shall mean, when referring to cash or Cash Equivalents of Holdings or any of its Subsidiaries, that such cash or Cash Equivalents (i) appears (or would be required to appear) as “restricted” on a consolidated balance sheet of Holdings or of any such Subsidiary (unless such appearance is related to (x) the Credit Documents or Liens created thereunder or (y) Senior Secured Notes Documents or the Liens created thereunder), (ii) are subject to any Lien in favor of any Person other than (x) the Collateral Agent for the benefit of the Secured Creditors or (y) the Senior Secured Notes Collateral Agent for the benefit of the holders of, and the trustee for, the Senior Secured Notes, (iii) is deposited or held at any store of Holdings or any of its Subsidiaries or (iv) are not otherwise generally available for use by Holdings or such Subsidiary.

“Restricted Investments” shall mean Investments made by Holdings or any of its Subsidiaries in reliance on Section 10.05(xviii).

“Returns” shall have the meaning provided in Section 8.09.

“Reviewing Parties” means the Administrative Agent, the Lenders, the holders of Notes and their respective attorneys, officers, employees, representatives, consultants and agents.

“S&P” shall mean S&P Global Ratings, a division of S&P Global, Inc.

“Schedule of Receivables and Assignment” shall mean a schedule in form and substance acceptable to Administrative Agent to be submitted by Holdings to the Administrative Agent.

“SEC” shall have the meaning provided in Section 9.01(i).

“Section 5.04(b)(ii) Certificate” shall have the meaning provided in Section 5.04(b)(ii).

“Section 13.01 Claims” shall have the meaning provided in Section 13.01(b).

“Secured Creditors” shall have the meaning assigned that term in the respective Security Documents.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” shall have the meaning provided in Section 6.12.

“Security Agreement Collateral” shall mean all “Collateral” as defined in the Security Agreement.

“Security Document” shall mean and include each of the Security Agreement, the Pledge Agreement, each Mortgage and, after the execution and delivery thereof, each Additional Security Document.

“Senior Participant” means a Person, satisfactory to the Administrative Agent in its sole discretion, acting as the “Senior Participant” under the Senior Participation Agreement and such Person’s permitted successors and assigns pursuant to such Senior Participation Agreement.

“Senior Participation Agreement” means one or more Participation Agreements among the Lenders, holders of Notes, Agent, and Senior Participant, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Senior Participations” mean the “Participations”, if any, issued to the Senior Participant by certain of the Lenders and holders of Notes pursuant to the Senior Participation Agreement.

“Senior Secured Notes” shall mean the Borrower’s 10.75% Senior Secured Notes due 2018 and any registered senior secured notes having substantially identical terms and issued pursuant to the Senior Secured Notes Indenture in exchange for the initial, unregistered Senior Secured Notes.

“Senior Secured Notes Collateral Agent” shall mean the Person acting from time to time in the capacity as collateral agent under the Senior Secured Notes Documents.

“Senior Secured Notes Documents” shall mean the Senior Secured Notes, the Senior Secured Notes Indenture, the Senior Secured Notes Security Documents and each of the other documents entered into in connections with the Senior Secured Notes.

“Senior Secured Notes Indenture” shall mean the Indenture, dated as of May 12, 2011, among the Borrower, the Guarantors and the Senior Secured Notes Trustee, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Senior Secured Notes Security Documents” shall mean each of the security agreements, pledge agreements, Mortgages and other collateral documents pursuant to which a Lien or security interest is created (or purported to be created) in respect of the Senior Secured Notes and any guaranties in respect thereof.

“Senior Secured Notes Trustee” shall mean the Person acting from time to time in the capacity as trustee under the Senior Secured Notes Indenture.

“Servicer” shall mean “Servicer” as defined in the Servicing Agreement.

“Servicing Agreement” shall mean the Servicing Agreement dated on or about the date hereof among the Borrower and Curo Management, LLC, as servicer.

“Shareholder Subordinated Note” shall mean an unsecured junior subordinated note issued by Holdings and not guaranteed by any Subsidiary of Holdings in the form of Exhibit N, as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof and thereof.

“Shareholders’ Agreements” shall have the meaning provided in Section 6.05(i).

“Significant Asset Sale” shall mean each Asset Sale (or series of related Asset Sales) which generates Net Sale Proceeds of at least $500,000.

“Sponsor” shall mean (i) Friedman Fleischer & Lowe, LLC and its Affiliates and (ii) any investment vehicle that is managed (whether through ownership of securities having a majority of the voting power or through management of investments) by any Person listed in clause (i), but excluding any portfolio companies (other than the Company) of any such Person.

“SPV Borrower” shall mean Curo Receivables Finance I, LLC, a Delaware limited liability company.

“SPV Loan Agreement Agent” shall mean Victory Park Management, LLC, in its capacity as “Agent” under and as defined in the SPV Loan Agreement.

“SPV Loan Agreement” shall mean that certain Loan Agreement by and among the SPV Borrower, the other borrowers party thereto from time to time as borrowers, SPV Loan Agreement Agent, as agent for lenders and holders, and the financial institutions from time to time party thereto as lenders.

“SPV Loan Agreement Excess Concentration Amounts” shall mean “Excess Concentration Amounts” as defined in the SPV Loan Agreement.

“SPV Notes” shall mean “Notes” as defined in the SPV Loan Agreement.

“Subsidiaries Guaranty” shall have the meaning provided in Section 6.10.

“Subsidiary” shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary of Holdings. Notwithstanding the foregoing (except for the definition of Unrestricted Subsidiary contained herein), no Unrestricted Subsidiary shall be deemed to be a Subsidiary of Holdings, the Borrower or any of their respective other Subsidiaries for purposes of this Agreement and the other Credit Documents.

“Subsidiary Guarantor” shall mean each Domestic Subsidiary of Holdings (other than the Borrower) (whether existing on the Effective Date or established, created or acquired after the Effective Date), unless and until such time as the respective Subsidiary is released from all of its obligations under the Subsidiaries Guaranty in accordance with the terms and provisions thereof. For the avoidance of doubt, each Originator shall be a Subsidiary Guarantor.

“Synthetic Lease ” shall mean a lease transaction under which the parties intend that (i) the lease will be treated as an “operating lease” by the lessee and (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property.

“Tax Benefit” shall have the meaning provided in Section 5.04(d).

“Tax Sharing Agreements” shall have the meaning provided in Section 6.05(c).

“Taxes” shall have the meaning provided in Section 5.04(a).

“Termination Date” shall mean the earlier of: (a) the Maturity Date or (b) the date on which the Commitments are terminated and the Loan becomes due and payable pursuant to Article 11.

“Test Period” shall mean each period of four consecutive fiscal quarters of Holdings then last ended, in each case taken as one accounting period; provided that in the case of any Test Period which includes any fiscal quarter ended on or prior to December 31, 2016, the rules set forth in the immediately succeeding sentence shall apply. If the respective Test Period (a) includes the fiscal quarter of Holdings ended December 31, 2015, (x) Consolidated EBITDA for such fiscal quarter shall be deemed to be $29,225,000, and (y) Consolidated Interest Expense for such fiscal quarter shall be deemed to be $12,483,000, (b) includes the fiscal quarter of Holdings ended March 31, 2016, (x) Consolidated EBITDA for such fiscal quarter shall be deemed to be $66,821,000, and (y) Consolidated Interest Expense for such fiscal quarter shall be deemed to be $12,221,000, (c) includes the fiscal quarter of Holdings ended June 30, 2016, (x) Consolidated EBITDA for such fiscal quarter shall be deemed to be $42,960,000 and (y) Consolidated Interest Expense for such fiscal quarter shall be deemed to be $12,108,000, and (d) includes the fiscal quarter of Holdings ending September 30, 2016, (x) Consolidated EBITDA for such fiscal quarter shall be deemed to be $40,629,000, and (y) Consolidated Interest Expense for such fiscal quarter shall be deemed to be $12,056,000.

“Three-Year Credit Agreement” shall mean a Three-Year Credit Agreement among Holdings, the Borrower, the lenders from time to time parties thereto and the Three-Year Credit Agreement Agent.

“Three-Year Credit Agreement Agent” shall mean Victory Park Management, LLC, in its capacity as “Administrative Agent” under and as defined in the Three-Year Credit Agreement.

“Three-Year Credit Agreement Collateral” shall mean “Collateral” as defined in the Three-Year Credit Agreement.

“Three-Year Credit Agreement Secured Parties” shall mean the “Secured Parties”, as defined in the Three-Year Credit Agreement.

“Title Eligible Receivables” means all Title Receivables that meet the definition of an Eligible Receivable.

“Title Receivables” means all Receivables that were originated by the Originators the repayment of which is secured by a perfected first priority security interest in a motor vehicle.

“Total Loan Commitment” shall mean, at any time, the sum of the Loan Commitments of each of the Lenders at such time.

“Total Unutilized Loan Commitment” shall mean, at any time, an amount equal to the remainder of (x) the Total Loan Commitment in effect at such time less (y) the aggregate principal amount of all Loans outstanding at such time.

“Trailing Excess Yield” means, as of any date of determination, the average, for each of the three immediately preceding completed fiscal months, of the rate, (x) expressed as a percentage equal to a fraction, (a) the numerator of which is the sum of Collections constituting principal with respect to all Curo Receivables for such fiscal month, and (b) the denominator of which is the aggregate principal balance of all Curo Receivables at the opening of such fiscal month and (y) multiplied by 12.

“Trailing Net Loss Rate” means, as of any date of determination, the average, for each of the three immediately preceding completed fiscal months, of the rate, (x) expressed as a percentage equal to a fraction, (a) the numerator of which is the Net Loss with respect to all Curo Receivables for such fiscal month, and (b) the denominator of which is the aggregate principal balance of all Curo Receivables at the opening of such fiscal month and (y) multiplied by 12.

“Transaction” shall mean, collectively, (i) the execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party and (ii) the payment of all fees and expenses in connection with the foregoing.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

“Unfunded Current Liability” of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the Fair Market Value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

“United States” and “U.S.” shall each mean the United States of America.

“Unrestricted” shall mean, when referring to cash or Cash Equivalents of Holdings or any of its Subsidiaries, that such cash or Cash Equivalents are not Restricted.

“Unrestricted Subsidiary” shall mean the SPV Borrower and its immediate parent company and any newly formed or existing Subsidiary of the Borrower that is designated by the Borrower after the Effective Date as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent and shall include any Subsidiary of such Unrestricted Subsidiary; provided that the Borrower shall only be permitted to designate a Subsidiary as an Unrestricted

Subsidiary so long as (a) no Default or Event of Default then exists or would result therefrom, (b) such Unrestricted Subsidiary does not own any Equity Interests in, or have any Lien on any property of, Holdings or any Subsidiary of Holdings other than a Subsidiary of the Unrestricted Subsidiary, (c) any Indebtedness and other obligations of such Unrestricted Subsidiary are non-recourse to Holdings or any of its other Subsidiaries (other than such Unrestricted Subsidiary and its Subsidiaries) or to any of their respective assets, (d) such Subsidiary is not party to any agreement, contract, arrangement or understanding with Holdings or any Subsidiary of Holdings (other than an Unrestricted Subsidiary) unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to Holdings or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Holdings, (e) such Subsidiary is a Person with respect to which neither Holdings nor any of its Subsidiaries (other than an Unrestricted Subsidiary) has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results, (f) such Subsidiary has not guaranteed or otherwise directly provided credit support for any Indebtedness of Holdings or any Subsidiary of Holdings (other than an Unrestricted Subsidiary) and (g) the Borrower’s and its other Subsidiaries’ (other than such Unrestricted Subsidiary and its Subsidiaries) aggregate Investments in all Unrestricted Subsidiaries made after the Effective Date do not exceed that amount permitted by Section 10.05(xviii) at such time. With respect to any Subsidiary that is not newly created when it is designated as an Unrestricted Subsidiary, the Borrower will be deemed to have made an Investment pursuant to Section 10.05(xviii) in such Subsidiary on the date of such designation in an amount equal to the Fair Market Value of any assets owned by such Subsidiary on the date of such designation.

“Unutilized Loan Commitment” shall mean, with respect to any Lender at any time, such Lender’s Loan Commitment at such time less the aggregate outstanding principal amount of all Loans made by such Lender at such time.

“Vintage Pool” means and refers to, at any given time, all Curo Receivables that were originated in a particular calendar month. By way of example, and not by way of limitation, all Curo Receivables that were originated in June 2016 shall constitute one Vintage Pool for the calendar month that ended on June 30, 2016; all Curo Receivables that were purchased in July 2016 shall constitute one Vintage Pool for the calendar month that ended on July 31, 2016; all Curo Receivables that were purchased in August 2016 shall constitute one Vintage Pool for the calendar month that ended on August 31, 2016; and so on.

“Wholly-Owned Domestic Subsidiary” shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary.

“Wholly-Owned Foreign Subsidiary” shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Foreign Subsidiary.

“Wholly-Owned Subsidiary” shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time (other than, in the case of a Foreign Subsidiary of the Borrower with respect to the preceding clauses (i) and (ii), director’s qualifying shares and/or other nominal amount of shares required to be held by Persons other than the Borrower and its Subsidiaries under applicable law).

1.02 Rules of Construction.

(a) Accounting Terms. Except as otherwise provided herein, financial and accounting terms used in the foregoing definitions or elsewhere in this Agreement shall be defined in accordance with GAAP. No change in the accounting principles used in the preparation of any financial statement hereafter adopted by Borrower shall be given effect for purposes of measuring compliance with any provision of Article 9 or Article 10 unless the Borrower and Administrative Agent agree to modify such provisions to reflect such changes in GAAP and, unless such provisions are modified, all financial statements, the compliance certificate and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP. For purposes of this Agreement, any obligations of a Person under a lease that is not (or would not be) required to be classified and accounted for as a capitalized lease on a balance sheet of such Person under GAAP as in effect as of the Effective Date shall not be treated as a capitalized lease as a result of the adoption of changes in GAAP or changes in the application of GAAP.

(b) Uniform Commercial Code. Except as otherwise provided herein, terms used in the foregoing definitions or elsewhere in this Agreement that are defined in the Uniform Commercial Code, including without limitation, “Accounts”, “Deposit Accounts”, “Documents”, “Instruments”, “Investment Property”, “General Intangibles”, “Chattel Paper”, “Inventory”, “Goods”, “Equipment”, “Fixtures”, “Supporting Obligations”, and “Letter of Credit Rights” shall have the respective meanings given to such terms in the UCC.

SECTION 2. Amount and Terms of Credit.

2.01. The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make, at any time and from time to time on or after the Effective Date and prior to the Termination Date, a revolving loan or revolving loans (each, a “Loan” and, collectively, the “Loans”) to the Borrower, which Loans (i) shall be denominated in Dollars, (ii) may be repaid and reborrowed in accordance with the provisions hereof, and (iii) shall not exceed for any Lender at any time outstanding the Loan Commitment of such Lender at such time.

(b) Each Loan made hereunder shall, in accordance with GAAP and in respect of all Loans, shall be in a principal amount which, when aggregated with all other Loans then outstanding, shall not exceed the lesser of the then effective Borrowing Base or the Maximum Principal Amount.

(c) The Loans shall be due and payable on the Termination Date. Upon the occurrence of an Event of Default, Administrative Agent shall have rights and remedies available to it under Article 11 of this Agreement.

2.02. Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount applicable thereto.

2.03. Notice of Borrowing. (a) Whenever the Borrower desires to incur Loans hereunder, the Borrower shall give the Administrative Agent at the Notice Office at least fifteen (15) days’ prior notice of each Loan to be incurred hereunder, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. (New York City time) on such day. Each such notice (each, a “Notice of Borrowing”) shall be irrevocable and shall be in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A, appropriately completed to specify:  (i) the aggregate principal amount of the Loans to be incurred pursuant to such Borrowing and (ii) the date of such Borrowing (which shall be a Business Day).

(b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing or prepayment of Loans, the Administrative Agent may act without liability upon the basis of telephonic notice of such Borrowing or prepayment, as the case may be, believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower, prior to receipt of written confirmation from an Authorized Officer of the Borrower. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent’s record of the terms of such telephonic notice of such Borrowing or prepayment of Loans, as the case may be, absent manifest error.

2.04. Disbursement of Funds. On the date specified in each Notice of Borrowing, each Lender will make available its pro rata portion (determined in accordance with Section 2.07) of each such Borrowing requested to be made on such date unless otherwise approved by the Administrative Agent. All such amounts will be made available in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender’s portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Rate for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 2.08. Nothing in this Section 2.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

2.05. Notes. (a) The Borrower’s obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 13.15 and shall, if requested by such Lender, also be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B, with blanks appropriately completed in conformity herewith (each, a “Note” and, collectively, the “Notes”).

(b) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and prior to any transfer of any of its Notes will endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrower’s obligations in respect of such Loans.

(c) Notwithstanding anything to the contrary contained above in this Section 2.05 or elsewhere in this Agreement, Notes shall only be delivered to a Lender to the extent such Lender specifically requests the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) incurred by the Borrower which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (b). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

2.06. [Reserved].

2.07. Pro Rata Borrowings. All Borrowings of Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of each Lender’s Loan Commitment unless otherwise approved by the Administrative Agent. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

2.08. Interest.

(a) In the absence of an Event of Default hereunder, and prior to the Termination Date, the outstanding balance of the Loans will bear interest at an annual rate at all times equal to the Base Rate plus 8.0% (the “Loan Interest Rate”).

(b) Interest shall be payable in accordance with Section 2.14 until the Commitments are terminated and the Obligations are paid in full. Unless otherwise required by Administrative Agent at any time and from time to time or Borrower has otherwise paid or informed Administrative Agent that Borrower will pay such amount in immediately available funds, Borrower shall be deemed to have requested an Loan on the first (1st) day of each calendar month in an amount equal to accrued and unpaid interest and any other accrued but unpaid fees due and owing hereunder and such amount shall be added to the outstanding principal balance of the Obligations. Interest as provided hereunder will be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed. The rate of interest provided for hereunder is subject to increase or decrease when and as the LIBOR Rate increases or decreases in an amount corresponding to the change in the LIBOR Rate. Any such change in the interest rate hereunder shall take effect the first day of the month following a change in the LIBOR Rate.

(c) From and after the Termination Date, or such earlier date as the outstanding principal balance of the Loan and other Obligations become due and payable by acceleration or otherwise, or at Administrative Agent’s option upon the occurrence of an Event of Default, Borrower hereby agree to pay interest on the outstanding principal balance of the Loan and other Obligations and, to the extent permitted by law, overdue interest with respect thereto, at the rate of the lesser of (i) three percent (3.0%) per annum above the rate of interest otherwise applicable to the Loans and (ii) the highest lawful rate.

2.09. Interest Periods. Interest shall be payable on the date the Monthly Statement is due pursuant to Section 9.01(a).

2.10. [Reserved].

2.11. [Reserved].

2.12. Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 5.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Section 5.04.

2.13. [Reserved]Application of Proceeds.

(a) Notwithstanding any other provisions of this Agreement or any other Credit Document to the contrary but subject to Section 2.14(a) and Section 5.02(b), all amounts in the Collection Account and any interest earned thereon as of the last Business Day of each calendar month will be applied on the fifth (5th) Business Day of the immediately succeeding calendar month (each date of distribution, a “Payment Date”) in the following order of priority:

FIRST, to the payment of all costs, fees, expenses, and other amounts owing to Administrative Agent, pursuant to Section 4.01, in connection with enforcing the rights of Administrative Agent and Lenders under the Credit Documents;

SECOND, to payment of any costs, fees or expenses owed to Administrative Agent or to any Affiliate of Administrative Agent hereunder or under any other Credit Document;

THIRD, to the payment of all Obligations consisting of accrued fees and interest payable to Lenders hereunder;

FOURTH, to all other Obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses “FIRST” through “FOURTH” above; and

FIFTH, to the payment of the surplus, if any, to the Borrower for any legal purpose not in violation of this Agreement.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion of its then outstanding Loans and Obligations outstanding of amounts available to be applied above).

(b) In addition, so long as the Reinvestment Criteria are satisfied and so long as the conditions in Section 2.16 are satisfied, the Administrative Agent may, at any time, instruct the Collection Account Bank to release funds to the Borrower in an amount up to the Facility Availability to be used by Borrower to finance additional Eligible Receivables in accordance with Sections 2.16 and 9.23.

2.15. Controlled Accounts.

(a) On or prior to the date hereof, the Borrower shall cause to be established and maintained, a deposit account at a Collection Account Bank, in the name of the Borrower, designated as the “Collection Account”, as to which the Administrative Agent has control for the benefit of the Lenders within the meaning of Section 9-104(a)(2) of the UCC pursuant to the Control Agreement.

(b) Notwithstanding anything to the foregoing, subject to the Facility Availability and to the conditions set forth in Section 2.14(a) and Section 2.16, the Borrower, in accordance with Section 9.23 shall use amounts on deposit in the Collection Account to finance additional Eligible Receivables.

2.16. Conditions to Each Release of Funds. The obligation of the Administrative Agent to release funds in the Collection Account to the Borrower in accordance with Section 2.14(a) is subject to the satisfaction, or waiver in accordance with Section 13.12, of the following conditions precedent:

(a) the Administrative Agent shall have received a fully executed Funds Release Request together with a Borrowing Base Certificate no later than 1:00 P.M. (New York City time) two (2) Business Days prior to the date on which Borrower proposes to use the requested funds to finance additional Eligible Receivables (the “Release Date”), evidencing sufficient Facility Availability with respect to the requested funds together with an updated schedule of Receivables including the Receivables to be financed on the Release Date and any other information reasonably requested by the Administrative Agent with respect to such Release Date; and

(b) each of the conditions in Section 7 and the Reinvestment Criteria shall be satisfied.

SECTION 3. [RESERVED].

SECTION 4. Fees; Reductions of Commitment.

4.01. Fees. In addition to any fees required to be paid under this Agreement, Borrower shall pay to Administrative Agent, at Administrative Agent’s offices, the following:

(a) Fee Letter. The fees in the amounts and at the times set forth in the Fee Letter.

(b) Unused Commitment Fee. An unused commitment fee at the rate of one-half of one percent (0.50%) per annum (computed on the basis of a three hundred sixty (360) day year and the actual number of days elapsed) on the average daily Unutilized Loan Commitments shall be due and payable monthly in arrears on the 1st day of each month commencing on the first such date upon which an initial Loan may be requested by the Borrower and continuing until the Commitments are terminated and the Obligations are paid in full, in which event a monthly installment of the administrative fee shall be paid on the date of such termination.

(c) Closing Fee. On or prior to the date on which the first Loan is made, the Borrower shall pay to the Administrative Agent a fee in the amount of $250,000, which is the product of 1.0% of the Maximum Principal Amount on the Effective Date.

(d) Monitoring Fee. A monitoring fee at the rate of four percent (4.0%) per annum (computed on the basis of a three hundred sixty (360) day year and the actual number of days elapsed) on the average daily Total Loan Commitment shall be due and payable monthly in arrears on the 1st day of each month commencing on the first such date after the Effective Date and continuing until the termination of this Agreement.

4.02. Voluntary Termination of Unutilized Loan Commitments. Upon at least three Business Days’ prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, to terminate the Total Unutilized Loan Commitment in whole, or reduce it in part, pursuant to this Section 4.02, in an integral multiple of $500,000 in the case of partial reductions to the Total Unutilized Loan Commitment, provided that each such reduction shall apply proportionately to permanently reduce the Loan Commitment of each Lender, provided further that the Borrower shall promptly (and in any event, within three (3) Business Days) pay to the Administrative Agent the Commitment Termination Fee.

4.03. Mandatory Reduction or Termination of Commitments. (a) If at any time the Total Loan Commitment exceeds the Maximum Principal Amount, the Total Loan Commitment shall be immediately and automatically reduced to equal the Maximum Principal Amount.

(b) In addition to any other mandatory commitment reductions pursuant to this Section 4.03, the Total Loan Commitment shall terminate in its entirety on Termination Date.

(c) In addition to any other mandatory commitment reductions pursuant to this Section 4.03, on each date on or after the Effective Date upon which Holdings or any of its Subsidiaries receives any cash proceeds from any issuance or incurrence by Holdings or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to Section 10.04 as in effect on the Effective Date), the Total Loan Commitment shall be permanently reduced by an amount equal to 100% of the Net Cash Proceeds of the respective incurrence of Indebtedness.

(d) If a Regulatory Trigger Event occurs, the Commitments shall be automatically terminated, and the Borrower shall promptly (and in any event within three (3) Business Days) pay to the Administrative Agent the product of (i) one-half (1/2) and (ii) the Commitment Termination Fee; provided, that, the amounts payable by the Borrower to the Administrative Agent pursuant to this Section 4.03(d) shall not exceed, in the aggregate (together with amounts payable to the SPV Loan Agreement Agent pursuant to Section 2.8(b) of the SPV Loan Agreement) seven million dollars ($7,000,000).

(e) Each reduction to, or termination of, the Total Loan Commitment pursuant to this Section 4.03 shall be applied to proportionately reduce or terminate, as the case may be, the Loan Commitment of each Lender.

SECTION 5. Prepayments; Payments; Taxes.

5.01. Voluntary Prepayments. The Borrower shall have the right to prepay the Loans in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York City time) at the Notice Office at least one Business Day’s prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Loans and which notice the Administrative Agent shall promptly transmit to each of the Lenders; (ii) each partial prepayment of Loans pursuant to this Section 5.01 shall be in an aggregate principal amount of at least $1,000,000 (or such lesser amount as is acceptable to the Administrative Agent); (iii) each prepayment pursuant to this Section 5.01 in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, provided that at the Borrower’s election in connection with any prepayment of Loans pursuant to this Section 5.01, such prepayment shall not, so long as no Default or Event of Default then exists, be applied to any Loan of a Defaulting

Lender; and (iv) the Borrower shall pay to the Administrative Agent the Prepayment Fee, provided, that Borrower shall not be required to pay to the Administrative Agent the Prepayment Fee in connection with the prepayment of the Loan due to the transfer of Receivables to the SPV Borrower.

5.02. Mandatory Repayments. (a) On any day on which the aggregate outstanding principal amount of all Loans (after giving effect to all other repayments thereof on such date) exceeds the Total Loan Commitment at such time, the Borrower shall prepay on such day the principal of Loans in an amount equal to such excess.

(b) In the event that a Borrowing Base Deficiency exists (whether established by an Monthly Statement, Borrowing Base Certificate or otherwise), within three (3) Business Days of the time that a Borrowing Base calculation was delivered or required to be delivered, Borrower shall pay to the Administrative Agent without demand or notice of any kind required, unless waived in writing by the Administrative Agent, the amount necessary to cure such Borrowing Base Deficiency, together with all accrued interest on the amount so paid and any fees and costs incurred in connection therewith; provided that any such payment shall not be included in any calculation of the Available Basket Amount. Notwithstanding Section 2.14, any such payment shall be applied first, to the extent of such payment, to the Loan until its outstanding principal amount is reduced to zero. Any prepayment amounts payable under this Section 5.02(b) shall be applied to the payment of the outstanding principal amount of the Loans until their outstanding principal amount is reduced to zero; provided, that any such mandatory prepayment of Loans shall not reduce Lenders’ Loan Commitments under this Agreement and may be reborrowed, subject to the terms and conditions hereof for borrowing under the Loan.

(c) In addition to any other mandatory repayments pursuant to this Section 5.02, all then outstanding Loans shall be repaid in full on the Termination Date.

5.03. Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement and under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York City time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

5.04. Net Payments. (a) All payments made by any Credit Party under the Credit Documents will be made without setoff, counterclaim or other defense. Except as provided in Section 5.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, (A) any tax imposed on or measured by the net income or net profits of a Lender or the Administrative Agent pursuant to the laws of the jurisdiction in which the Lender or the Administrative Agent is organized or the jurisdiction in which the principal office or applicable lending office of the Lender is located or any subdivision thereof or therein, (B) any branch profits taxes imposed by the United States and (C) any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature imposed under FATCA) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as “Taxes”). If any Taxes are so levied or imposed, the Borrower and Holdings agree to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under the Credit Documents, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for under the Credit Documents. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender and the Administrative Agent, upon the written request of such Lender or the Administrative Agent, as the case may be, for Taxes. A relevant Credit Party will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower (or such other evidence of payment acceptable to the Administrative Agent). The Borrower agrees to indemnify and hold harmless each Lender and the Administrative Agent, and reimburse such Lender and the Administrative Agent upon their written request, for the amount of any Taxes so levied or imposed on such Lender or the Administrative Agent, as the case may be.

(b) Notwithstanding anything to the contrary contained in this Agreement, but subject to Section 13.04(b), (x) the Borrower or the Administrative Agent, as applicable, shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender and (y) the Borrower shall not be obligated pursuant to Section 5.04(a) to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if such Lender has not fully complied with Section 5.04(c) or Section 5.04(d).

(c) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.04(c)(i) and (iii), and Section 5.04(d)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(i) Without limiting the generality of the foregoing, each Foreign Lender shall, to the extent legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, Holdings or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of IRS Form W-8BEN (or W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN (or W-8BEN-E, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit R-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN (or W-8BEN-E, as applicable); or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN (or W-8BEN-E, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit R-2 or Exhibit R-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit R-4 on behalf of each such direct and indirect partner;

(ii) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower and the Administrative Agent to determine the withholding or deduction required to be made; and

(iii) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment under FATCA, if any. Solely for purposes of this clause (iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(d) Each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date or, in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 13.04(b) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, or when reasonably requested by the Borrower or when a lapse in time or change in circumstances renders any previous certification obsolete or inaccurate in any material respect, two duly signed, properly completed copies of IRS Form W-9, certifying that such Lender is not subject to United States backup withholding tax, or any successor form. If such Lender fails to deliver such forms, then the Borrower or the Administrative Agent, as applicable, may withhold from any payment to such Lender an amount equivalent to the applicable backup withholding tax imposed by the Code.

(e) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.04 (including by the payment of additional amounts pursuant to this Section 5.04), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (e), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (e) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

SECTION 6. Conditions Precedent to the Effective Date and to Credit Events on the Effective Date. The occurrence of the Effective Date pursuant to Section 13.10 and the obligation of each Lender to make Loans on the Effective Date, are subject at the time of the Effective Date and the making of such Loans to the satisfaction of the following conditions:

6.01. Effective Date; Notes. On or prior to the Effective Date, (i) this Agreement shall have been executed and delivered as provided in Section 13.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders that has requested same the appropriate Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

6.02. Officer’s Certificate. On the Effective Date, the Administrative Agent shall have received a certificate, dated the Effective Date and signed on behalf of the Borrower by the chairman of the board, the chief executive officer, the president or any vice president of the Borrower, certifying on behalf of the Borrower that all of the conditions in Sections 6.06 through 6.08, inclusive, and 7.01 have been satisfied on such date.

6.03. Opinions of Counsel. On the Effective Date, the Administrative Agent shall have received from (i) Willkie Farr & Gallagher LLP, special counsel to the Credit Parties, a customary legal opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Effective Date covering such matters incident to the transactions contemplated herein as any Agent may reasonably request, (ii) Lewis Roca Rothgerber Christie LLP, special Nevada counsel to the Credit Parties, a customary legal opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Effective Date covering such matters incident to the transactions contemplated herein as any Agent may reasonably request and (iii) Morris Laing Evans Brock & Kennedy, Chartered, special Kansas counsel to the Credit Parties, a customary legal opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Effective Date covering such matters incident to the transactions contemplated herein as any Agent may reasonably request.

6.04. Company Documents; Proceedings; etc. (a) On the Effective Date, the Administrative Agent shall have received a certificate from each Credit Party, dated the Effective Date, signed by an Authorized Officer of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in the form of Exhibit F with appropriate insertions, together with copies of the Organizational Documents of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and each of the foregoing shall be in form and substance reasonably acceptable to the Agents.

(b) On the Effective Date, all Company and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Agents, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of Company proceedings, Governmental Approvals, licenses (including, but not limited to, state lender licenses and check cashing licenses) good standing certificates and bring-down telegrams or facsimiles, if any, which any Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper Company or Governmental Authorities. As of the Effective Date, each of the licenses or other material Governmental Approvals held by Holdings or any of its Subsidiaries are set forth in Schedule XII.

6.05. Shareholders’ Agreements; Management Agreements; Tax Sharing Agreements; Existing Indebtedness Agreements; Existing Affiliate Agreements. On or prior to the Effective Date, there shall have been delivered to the Administrative Agent true and correct copies of the following documents, certified as such by an Authorized Officer of Holdings:

(a) all agreements entered into by Holdings or any of its Subsidiaries governing the terms and relative rights of its equity interests and any agreements entered into by its shareholders relating to any such entity with respect to its equity interests (collectively, the “Shareholders’ Agreements”);

(b) all material agreements with members of, or with respect to, the management of Holdings or any of its Subsidiaries (collectively, the “Management Agreements”);

(c) all tax sharing, tax allocation and other similar agreements entered into by Holdings or any of its Subsidiaries (collectively, the “Tax Sharing Agreements”);

(d) all agreements evidencing or relating to Indebtedness of Holdings or any of its Subsidiaries which is to remain outstanding after giving effect to the Transaction (the “Existing Indebtedness Agreements”); and

(e) to the extent not delivered under clauses (ii), (iii) or (iv) above, all agreements entered into by Holdings or any of its Subsidiaries with an Affiliate of Holdings (collectively, the “Existing Affiliate Agreements”);

all of which Shareholders’ Agreements, Management Agreements, Tax Sharing Agreements, Existing Indebtedness Agreements and Existing Affiliate Agreements shall be in form and substance reasonably satisfactory to the Agents and shall be in full force and effect on the Effective Date.

6.06. [Reserved].

6.07. Adverse Change, Approvals. (a) Since December 31, 2015, nothing shall have occurred which could reasonably be expected to have a Material Adverse Effect.

(b) On or prior to the Effective Date, all necessary and material Governmental Approvals (domestic and foreign) and material third party approvals and/or consents in connection with the Transaction, the other transactions contemplated hereby and the granting of Liens under the Credit Documents shall have been obtained and remain in effect, and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction or the other transactions contemplated by the Documents or otherwise referred to herein or therein. On the Effective Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the Transaction or the other transactions contemplated by the Documents or otherwise referred to herein or therein.

6.08. Litigation; Regulatory Actions. On the Effective Date, there shall be no actions, suits, proceedings or Regulatory Actions pending, threatened or in effect (i) with respect to the Transaction, this Agreement or any other Document, or (ii) which have had, or could reasonably be expected to have, a Material Adverse Effect.

6.09. Financial Statements; Pro Forma Balance Sheet; Projections. On or prior to the Effective Date, the Administrative Agent shall have received true and correct copies of the historical financial statements, the pro forma financial statements and the Projections referred to in Sections 8.05(a) and (d), which historical financial statements, pro forma financial statements and Projections shall be in form and substance reasonably satisfactory to the Agents.

6.10. Subsidiaries Guaranty. On the Effective Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiaries Guaranty in the form of Exhibit G (as amended, modified and/or supplemented from time to time, the “Subsidiaries Guaranty”), and the Subsidiaries Guaranty shall be in full force and effect.

6.11. Pledge Agreement. On the Effective Date, each Credit Party shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit H (as amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”) and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledge Agreement Collateral, if any, referred to therein and then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledge Agreement Collateral and (y) together with executed and undated endorsements for transfer in the case of Equity Interests constituting certificated Pledge Agreement Collateral, along with evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Pledge Agreement have been taken, and the Pledge Agreement shall be in full force and effect.

6.12. Security Agreement. On the Effective Date, each Credit Party shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit I (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”) covering all of such Credit Party’s Security Agreement Collateral, together with:

(a) proper financing statements (Form UCC-1 or the equivalent) fully executed or authorized for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Security Agreement;

(b) certified copies of requests for information or copies (Form UCC-11), or equivalent reports as of a recent date, listing all effective financing statements that name Holdings or any of its Subsidiaries as debtor and that are filed in the jurisdictions referred to in clause (i) above and in such other jurisdictions in which Collateral is located on the Effective Date, together with copies of such other financing statements that name Holdings or any of its Subsidiaries as debtor (none of which shall cover any of the Collateral except (x) to the extent evidencing Permitted Liens or (y) those in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law fully executed for filing);

(c) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests intended to be created by the Security Agreement; and

(d) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken, and the Security Agreement shall be in full force and effect.

6.13. Solvency Certificate; Insurance Certificates. On the Effective Date, the Administrative Agent shall have received a solvency certificate from the chief financial officer of each of Holdings, the Borrower and the Originators in the form of Exhibit J hereto.

6.14. Fees, etc. On the Effective Date, the Borrower shall have paid to each Agent (and its relevant affiliates) and each Lender all reasonable costs, fees and expenses (including, without limitation, all reasonable and invoiced legal fees and expenses) and other compensation contemplated hereby payable to each Agent or such Lender to the extent then due.

6.15. Patriot Act. On or prior to the Effective Date, the Administrative Agents and the Lenders shall have received all documentation and other information required under applicable “know your customer” and anti-money laundering statutes, rules and regulations, including, without limitation, the Patriot Act, to the extent requested prior to the Effective Date.

6.16. Intercreditor Agreement. On the Effective Date, each Credit Party, the Collateral Agent (for and on behalf of the Secured Creditors) and the Senior Secured Notes Collateral Agent (for and on behalf of the holders on the Senior Secured Notes and the Senior Secured Notes Trustee) shall have duly authorized, executed and delivered the Intercreditor and Subordination Agreement in the form of Exhibit E (as amended, modified, restated and/or supplemented from time to time, the “Intercreditor Agreement”), and the Intercreditor Agreement shall be in full force and effect.

6.17. Control Agreements. On the Effective Date, the Collateral Agent shall have received the Control Agreements shall be executed, delivered and in full force and effect.

6.18. [Reserved].

6.19. Borrowing Base. On the Effective Date, the Administrative Agent shall have received a Monthly Statement demonstrating that a Borrowing Base Deficiency will not exist after giving effect to such proposed Loan.

6.20. Regulatory Trigger Event. On the Effective Date, there shall not have occurred, before and after giving effect to such Loan, a Regulatory Trigger Event.

6.21. SPV Loan Agreement. On the Effective Date, the SPV Loan Agreement shall be executed by all necessary parties and shall be effective.

6.22. Searches. Uniform Commercial Code, tax and judgment searches against each of the Credit Parties in those offices and jurisdictions as Administrative Agent shall reasonably request which shall show that no financing statement, liens, or assignments or other filings have been filed or remain in effect against any of the Credit Parties or any Collateral except for Permitted Liens and those other Liens, financing statements, assignments or other filings with respect to which the secured party or existing lender (i) has delivered to Administrative Agent Uniform Commercial Code termination statements or other documentation evidencing the termination of its Liens and security interests in Collateral, or (ii) has agreed in writing to release or terminate its Lien and security interest in Collateral upon receipt of proceeds of the Loans.

6.23. Material Adverse Change. Since December 31, 2015, there shall have occurred in the case of the Borrower, no Material Adverse Effect, or in the case of Holdings or any Subsidiary Guarantor or any direct or indirect parent of such Person, no material adverse change in the business, properties, assets, operations, the collateral, results of operations, or financial condition of any such Person and the absence of the liquidation, dissolution or termination of any Borrower or any Guarantor;

6.24. Regulatory. Non-occurrence of any Regulatory Trigger Event or other regulatory event, regulatory change or pending or threatened (in writing) proceeding that could reasonably be expected to have a material adverse effect on any Credit Party’s ability to fulfill their respective obligations under this Agreement or the Credit Documents or which would reasonably be expected to affect any such Person’s ability to remain a going concern;

6.25. Payments. Payment in cash by Borrower to Administrative Agent of all of the amounts that have become due and owing as of the Effective Date, and all costs and expenses to the extent invoiced on or prior to the Effective Date;

6.26. Build Out. The Borrower shall have built out the Borrowing Base in a manner satisfactory to the Administrative Agent in its sole discretion.

6.27. Borrowing Base. On the Effective Date, the Administrative Agent shall have received a Monthly Statement demonstrating that a Borrowing Base Deficiency will not exist after giving effect to such proposed Loan.

In determining the satisfaction of the conditions specified in this Section 6, (x) to the extent any item is required to be satisfactory to any Lender, such item shall be deemed satisfactory to each Lender which has not notified the Administrative Agent in writing prior to the occurrence of the Effective Date that the respective item or matter does not meet its satisfaction and (y) in determining whether any Lender is aware of any fact, condition or event that has occurred and which would reasonably be expected to have a Material Adverse Effect or a material adverse effect of the type described in Section 6.07, each Lender which has not notified the Administrative Agent in writing prior to the occurrence of the Effective Date of such fact, condition or event shall be deemed not to be aware of any such fact, condition or event on the Effective Date. Upon the Administrative Agent’s good faith determination that the conditions specified in this Section 6 have been met (after giving effect to the preceding sentence), then the Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Effective Date shall not release Holdings or the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in this Section 6).

SECTION 7. Conditions Precedent to All Credit Events.

The obligation of each Lender to make Loans (including Loans made on the Effective Date) are subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

7.01. No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents, including financial covenants set forth in Section 10.07, shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that (x) any representation or warranty that is qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects and (y) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or all respects, as the case may be) only as of such specified date).

7.02. Notice of Borrowing. (a) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 2.03(a).

The occurrence of the Effective Date and the acceptance of the benefits of each Credit Event shall constitute a representation and warranty by Holdings and the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 6 (with respect to the occurrence of the Effective Date and any Credit Events on the Effective Date) and in this Section 7 (with respect to Credit Events on or after the Effective Date) and applicable to such Credit Event are satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 6 and in this Section 7, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent.

7.03. Facility Availability. The amount of the Facility Availability shall be zero.

7.04. Senior Participation Agreement. A Senior Participation Agreement is duly and properly executed by the parties thereto in form and substance acceptable to the Administrative Agent in its sole discretion.

7.05. Initial Loan Fee. Solely with respect to the initial Loan and in addition to any fees payment in connection with a Loan, payment in cash by Borrower to Administrative Agent of the fees payable under Section 4.01(c).

SECTION 8. Representations, Warranties and Agreements.

In order to induce the Lenders to enter into this Agreement and to make the Loans each of Holdings and the Borrower makes the following representations, warranties and agreements, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, with the occurrence of the Effective Date each Credit Event on or after the Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 8 are true and correct in all material respects on and as of the Effective Date and on the date of each such other Credit Event (it being understood and agreed that (x) any representation or warranty that is qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects and (y) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or all respects, as the case may be) only as of such specified date).

8.01. Company Status. Each of Holdings and each of its Subsidiaries (i) is a duly organized or formed and validly existing Company in good standing under the laws of the jurisdiction of its organization, (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified or authorized which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

8.02. Power and Authority. Each Credit Party and each of its Subsidiaries has the Company power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary Company action to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party and each of its Subsidiaries has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

8.03. No Violation. Neither the execution, delivery or performance by any Credit Party or any of its Subsidiaries of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any Requirement of Law , (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents and the Senior Secured Notes Security Documents) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the Organizational Documents of any Credit Party or any of its Subsidiaries.

8.04. Approvals. No material order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Effective Date and which remain in full force and effect on the Effective Date, (y) those post-closing notifications described on Schedule XII, which filings will be made within the respective time periods set forth on Schedule XII, and (z) filings which are necessary to perfect the security interests created under the Security Documents or the Senior Secured Notes Security Documents, which filings will be made within ten days following the Effective Date), or exemption by, any Governmental Authority is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any such Document.

8.05. Financial Statements; Financial Condition; Undisclosed Liabilities; Projections. (a)(i) (I) The audited financial statements of the respective Persons set forth on, and as of the respective dates and for the respective periods set forth on, Part A of Schedule XIII furnished to the Lenders prior to the Effective Date, present fairly in all material respects the financial position of the respective Persons covered thereby at the date of said financial statements and the results for the respective periods covered thereby and (II) the unaudited financial statements of the respective Persons set forth on, and as of the respective dates and for the respective periods set forth on, Part B of Schedule XIII furnished to the Lenders prior to the Effective Date, present fairly in all material respects the financial condition of the respective Persons covered thereby at the date of said financial statements and the results for the period covered thereby, subject to certain adjustments to accruals made only on an annual and quarterly basis consistent with historical practice. All such financial statements have been prepared in accordance with GAAP (or, in the case of Cash Money Group Inc. and its Subsidiaries, Canadian GAAP) consistently applied except to the extent provided in the notes to said financial statements and subject, in the case of the unaudited financial statements, to certain adjustments to accruals made only on an annual or quarterly basis consistent with historical practice (all of which are of a recurring nature and none of which, individually or in the aggregate, would be material) and the absence of footnotes.

(ii) The pro forma consolidated balance sheet of Holdings and its Subsidiaries as of June 30, 2016 (after giving effect to the Transaction and the financing therefor), a copy of which has been furnished to the Lenders prior to the Effective Date, presents a good faith estimate of the pro forma consolidated financial position of Holdings and its Subsidiaries as of such date.

(b) On and as of the Effective Date, and after giving effect to the Transaction and to all Indebtedness being incurred or assumed and Liens created by the Credit Parties in connection therewith on such date, (i) the sum of the fair value of the assets, at a fair valuation, of the Borrower (on a stand-alone basis) and of Holdings and its Subsidiaries (taken as a whole) will exceed its or their respective debts, (ii) the sum of the present fair salable value of the assets of the Borrower (on a stand-alone basis) and of Holdings and its Subsidiaries (taken as a whole) will exceed its or their respective debts, (iii) the Borrower (on a stand-alone basis) and each Holdings and its Subsidiaries (taken as a whole) has or have not incurred and does or do not intend to incur, and does or do not believe that it or they will incur, debts beyond its or their respective ability to pay such debts as such debts mature, and (iv) the Borrower (on a stand-alone basis) and Holdings and its Subsidiaries (taken as a whole) will have sufficient capital with which to conduct its or their respective businesses. For purposes of this Section 8.05(b), “debt” means any liability on a claim, and “claim” means (a) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (b) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(c) Except as fully disclosed in the financial statements delivered pursuant to Section 8.05(a), and except for the Indebtedness incurred under this Agreement, there were as of the Effective Date no liabilities or obligations with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole. As of the Effective Date, neither Holdings nor the Borrower knows of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 8.05(a) or referred to in the immediately preceding sentence which, either individually or in the aggregate, could reasonably be expected to be material to Holdings and its Subsidiaries taken as a whole.

(d) The Projections delivered to the Agents and the Lenders prior to the Effective Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to Holdings or the Borrower to be misleading in any material respect or which fail to take into account material information known to Holdings or the Borrower regarding the matters reported therein. On the Effective Date, Holdings and the Borrower believe that the Projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results included in such Projections.

(e) After giving effect to the Transaction (but for this purpose assuming that the Transaction and the related financing had occurred prior to December 31, 2015), since December 31, 2015, there has been no change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or operating results of Holdings or any of its Subsidiaries that has had, or could reasonably be expected to have, a Material Adverse Effect.

8.06. Litigation; Regulatory Actions. There are no actions, suits, proceedings or investigation, or Regulatory Action or Regulatory Trigger Event pending, in effect, or, to the knowledge of Holdings and the Borrower, threatened (i) with respect to the Transaction or any Document or (ii) that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

8.07. True and Complete Disclosure. As of the Effective Date, all factual information (taken as a whole) furnished by or on behalf of Holdings or the Borrower in writing to any Agent or any Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Holdings or the Borrower in writing to any Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this Section 8.07, such factual information shall not include the Projections or any pro forma financial information.

8.08. Use of Proceeds; Margin Regulations.

(a) All proceeds of the Loans will be used for the working capital and general corporate purposes of the Borrower and its Subsidiaries (including for Permitted Acquisitions and the fees and expenses incurred in connection with the Transaction). In addition, the Borrower shall be permitted in accordance with Section 2 to use Collections to acquire additional Eligible Receivables if none of the following shall occur before or after giving effect to any such acquisition: (i) a Regulatory Trigger Event, Default or Event of Default and (ii) any event which could reasonably be expected to have a Material Adverse Change on the business and operations of the Guarantors (the “Reinvestment Criteria”).

(b) No part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

8.09. Tax Returns and Payments. Each of Holdings and each of its Subsidiaries has timely filed or caused to be timely filed with the appropriate taxing authority all federal, state and other material returns, statements, forms and reports for taxes (the “Returns”) required to be filed by, or with respect to the income, properties or operations of, Holdings and/or any of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of Holdings and its Subsidiaries, as applicable, for the periods covered thereby. Each of Holdings and each of its Subsidiaries has paid all taxes shown on such Returns as due and payable, and all other material taxes and assessments payable by it, other than those that are being contested in good faith and adequately disclosed and fully provided for on the financial statements of Holdings and its Subsidiaries in accordance with GAAP. There is no action, suit, proceeding, investigation, audit or claim now pending or, to the best knowledge of Holdings or any of its Subsidiaries, threatened by any authority regarding any material taxes relating to Holdings or any of its Subsidiaries.

8.10. Compliance with ERISA. (a) Schedule III sets forth each Plan as of the Effective Date; each Plan (other than a multiemployer plan) maintained by Holdings or any Subsidiary of Holdings or any ERISA Affiliate at any relevant time (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (other than a multiemployer plan) maintained by Holdings or any Subsidiary of Holdings or any ERISA Affiliate at any relevant time (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a current determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code (or, in the case of a 401(a) plan based upon a master and prototype or volume submitter form, the sponsor of such form has received a current opinion or advisory letter as to the form); no Reportable Event has occurred with respect to any Plan (other than a multiemployer plan); no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans, exceeds $ 1,000,000; neither Holdings nor any Subsidiary of Holdings or ERISA Affiliate has failed to make any required contributions to any Plan under the Pension Funding Rules or has applied for or received a waiver of minimum funding standards or an extension of any amortization period under the Pension Funding Rules; neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 436(f), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; no condition exists which could reasonably be expected to present a material risk to Holdings or any Subsidiary of Holdings or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed $1,000,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of Holdings, any Subsidiary of Holdings, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of Holdings or any Subsidiary of Holdings or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Holdings and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

(b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Except as would not be material, all contributions required to be made with respect to a Foreign Pension Plan have been timely made. Neither Holdings nor any of its Subsidiaries has incurred any material obligation in connection with the termination of, or withdrawal from, any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of Holdings’ most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

8.11. Security Documents. (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Security Agreement Collateral described therein, and the Collateral Agent, for the benefit of the Secured Creditors, has (or within 10 days following the Effective Date will have) a fully perfected security interest in all right, title and interest in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens (it being understood that the Permitted Liens described in Section 10.01(iv)(y) are subject to the terms of the Intercreditor Agreement). The recordation of (x) the Grant of Security Interest in U.S. Patents (if any) and (y) the Grant of Security Interest in U.S. Trademarks in the respective form attached to the Security Agreement, in each case in the United States Patent and Trademark Office, together with filings on Form UCC-1 made pursuant to the Security Agreement, will create, and to the extent it may be perfected by such filings and recordation, a perfected security interest in the United States trademarks and patents covered by the Security Agreement, and the recordation of the Grant of Security Interest in U.S. Copyrights (if any) in the form attached to the Security Agreement with the United States Copyright Office, together with filings on Form UCC-1 made pursuant to the Security Agreement, will create, as may be perfected by such filings and recordation, a perfected security interest in the United States copyrights covered by the Security Agreement.

(b) The security interests created under the Pledge Agreement in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors, constitute perfected security interests in the Pledge Agreement Collateral described in the Pledge Agreement, subject to no security interests of any other Person (other than, subject to the terms of the Intercreditor Agreement, Permitted Liens described in Section 10.01(iv)(y)). No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledge Agreement Collateral under the Pledge Agreement other than with respect to that portion of the Pledge Agreement Collateral constituting a “general intangible” under the UCC.

(c) After the execution, delivery and filing thereof, each Mortgage creates, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on the respective Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior and prior to the rights of all third Persons (except that the security interest and mortgage lien created on such Mortgaged Property may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Encumbrances related thereto (it being understood that the Permitted Liens described in Section 10.01(iv)(y) are subject to the terms of the Intercreditor Agreement)).

8.12. Properties. All Real Property owned or leased by Holdings or any of its Subsidiaries as of the Effective Date, and the nature of the interest therein, is set forth in Schedule IV. Each of Holdings and each of its Subsidiaries has good and marketable title to all material properties (and to all buildings, fixtures and improvements located thereon) owned by it, including all material property reflected in the most recent historical balance sheets referred to in Section 8.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by the terms of this Agreement), free and clear of all Liens, other than Permitted Liens. Each of Holdings and each of its Subsidiaries has a valid and indefensible leasehold interest in the material properties leased by it free and clear of all Liens other than Permitted Liens.

8.13. Capitalization. (a) On the Effective Date, the authorized capital stock of Holdings consists of (i) 2,000,000 shares of Class A Voting Common Stock, $0.001 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of Holdings, the “Holdings Common Stock”), 1,052,632 of which shares are issued and outstanding on the Effective Date, (ii) 2,000,000 shares of Class B Non-Voting Common Stock, $0.001 par value per share, no shares of which are issued or outstanding on the Effective Date, and (iii) 500,000 shares of Series A Participating Preferred Stock, $0.001 par value per share, no shares of which are issued or outstanding on the Effective Date. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. Holdings does not have outstanding any capital stock or other securities convertible into or exchangeable for its capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights, except for (i) options, warrants and rights which may be issued from time to time to purchase, or which are convertible into, Holdings Common Stock and (ii) Qualified Preferred Stock that may be convertible into Holdings Common Stock.

(b) On the Effective Date, the authorized capital stock of the Borrower consists of 300 shares of common stock, $.01 par value per share, 100 of which shares are issued and outstanding and owned by Holdings. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

8.14. Subsidiaries. On and as of the Effective Date, (x) Holdings has no Subsidiaries other than those Subsidiaries listed on Schedule V and (y) the Borrower has no Unrestricted Subsidiaries. Schedule V sets forth, as of the Effective Date, the percentage ownership (direct and indirect) of Holdings in each class of capital stock or other Equity Interests of each of its Subsidiaries and also identifies the direct owner thereof. All outstanding shares of Equity Interests of each Subsidiary of Holdings have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. No Subsidiary of Holdings has outstanding any securities convertible into or exchangeable for its Equity Interests or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its Equity Interests or any stock appreciation or similar rights.

8.15. Compliance with Statutes, etc. Each of Holdings and each of its Subsidiaries is in compliance with all applicable Requirements of Law (including all Consumer Finance Laws (including being in compliance with privacy notice requirements under the Gramm-Leach-Bliley Act)) of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable state or federal statutes, regulations, orders and restrictions relating to usury, consumer lending, check cashing, debt collection, credit reporting or similar consumer finance activities), except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of Holdings and each of its Subsidiaries possesses all the franchises, permits, licenses, certificates of compliance and approval and grants of authority necessary or required in the conduct of its business and the same are valid, binding, enforceable and subsisting without any defaults thereunder or enforceable adverse limitations thereon, and are not subject to any proceedings or claims opposing the issuance, development or use thereof or contesting the validity thereof; and no approvals, waivers or consents, governmental (federal, state or local) or non-governmental, under the terms of contracts or otherwise, are required by reason of or in connection with Holdings’ and each of its Subsidiaries’ execution and performance of the Credit Documents.

8.16. Investment Company Act; etc. Neither Holdings nor any of its Subsidiaries is (i) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended, or (ii) subject to any Requirement of Law (other than Regulation X) which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement and the other Documents or to perform its obligations hereunder or thereunder.

8.17. Anti-Terrorism Law. (a) Neither Holdings nor any of its Subsidiaries is in violation in any material respect of any applicable Requirement of Law relating to U.S. laws with respect to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”), and the Patriot Act.

(b) Neither Holdings nor any of its Subsidiaries is any of the following:

(i) a person that is listed in the annex to, or it otherwise subject to the provisions of, the Executive Order;

(ii) a person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv) a person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(v) a person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list.

(c) Neither Holdings nor any of its Subsidiaries (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of a person described in Section 8.17(b), (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

8.18. Environmental Matters. (a) Each of Holdings and each of its Subsidiaries is in compliance with all applicable Environmental Laws and the applicable requirements of any permits issued under such Environmental Laws. There are no pending or, to the knowledge of Holdings and the Borrower, threatened Environmental Claims against Holdings or any of its Subsidiaries or any Real Property owned, leased or operated by Holdings or any of its Subsidiaries (including any such claim arising out of the ownership, lease or operation by Holdings or any of its Subsidiaries of any Real Property formerly owned, leased or operated by Holdings or any of its Subsidiaries but no longer owned, leased or operated by Holdings or any of its Subsidiaries). There are no facts, circumstances, conditions or occurrences with respect to the business or operations of Holdings or any of its Subsidiaries, or any Real Property owned, leased or operated by Holdings or any of its Subsidiaries (including any Real Property formerly owned, leased or operated by Holdings or any of its Subsidiaries but no longer owned, leased or operated by Holdings or any of its Subsidiaries) or, to the knowledge of Holdings and the Borrower, any property adjoining or adjacent to any such Real Property that could be reasonably expected (i) to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned, leased or operated by Holdings or any of its Subsidiaries or (ii) to cause any Real Property owned, leased or operated by Holdings or any of its Subsidiaries to be subject to any restrictions on the ownership, lease, occupancy or transferability of such Real Property by Holdings or any of its Subsidiaries under any applicable Environmental Law.

(b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released on or from, any Real Property owned, leased or operated by Holdings or any of its Subsidiaries or, to the knowledge of Holdings and the Borrower, any property adjoining or adjacent to any Real Property, where such generation, use, treatment, storage, transportation or Release has violated or could be reasonably expected to violate any applicable Environmental Law or give rise to an Environmental Claim.

(c) Notwithstanding anything to the contrary in this Section 8.18, the representations and warranties made in this Section 8.18 shall be untrue only if the effect of any or all conditions, violations, claims, restrictions, failures and noncompliances of the types described above could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

8.19. Employment and Labor Relations. Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the knowledge of Holdings and the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the knowledge of Holdings and the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Holdings or any of its Subsidiaries or, to the knowledge of Holdings and the Borrower, threatened against Holdings or any of its Subsidiaries, (iii) no union representation question exists with respect to the employees of Holdings or any of its Subsidiaries, (iv) no equal employment opportunity charges or other claims of employment discrimination are pending or, to Holdings’ knowledge, threatened against Holdings or any of its Subsidiaries and (v) no wage and hour department investigation has been made of Holdings or any of its Subsidiaries, except (with respect to any matter specified in clauses (i) – (v) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

8.20. Intellectual Property, etc. Each of Holdings and each of its Subsidiaries owns or has the right to use all the patents, trademarks, permits, domain names, service marks, trade names, copyrights, licenses, franchises, inventions, trade secrets, proprietary information and know-how of any type, whether or not written (including, but not limited to, rights in computer programs and databases) and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases, licenses and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to own or have which, as the case may be, could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

8.21. Indebtedness. Schedule VI sets forth a list of all Indebtedness (including Contingent Obligations) of Holdings and its Subsidiaries as of the Effective Date and which is to remain outstanding after giving effect to the Transaction (excluding the Loans, the “Existing Indebtedness”), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any Credit Party or any of its Subsidiaries which directly or indirectly guarantees such debt.

8.22. Insurance. Schedule VII sets forth a listing of all insurance maintained by Holdings and its Subsidiaries as of the Effective Date insured (and any deductibles) set forth therein.

8.23. Subordination, etc. The subordination provisions contained in the Intercreditor Agreement and the Shareholder Subordinated Notes (if any) are enforceable against Holdings or its applicable Subsidiary and the holders of the Senior Secured Notes and the Shareholder Subordinated Notes, as applicable, and all Obligations hereunder and under the other Credit Documents are within the definition of “First-Lien Obligations,” “Senior Indebtedness” or “Senior Obligations” (or any comparable term) included in such subordination provisions.

8.24. Representations and Warranties as to Receivables. As to the Receivables reflected on any Monthly Statement as being Eligible Receivables only:

(a) Each Borrower or Originator or, where a Borrower or Originator was not the original lender, to the best of such Borrower’s knowledge, the original lender or seller had and continue to have full power, authorization, permits, licenses and other authority to hold, enforce, and make the loans (or other extensions of credit) evidenced by the Receivables and all such Receivables and all Books and Records comprising such Receivables are genuine and enforceable;

(b) All Receivables have been duly authorized, executed, delivered by the parties whose names appear thereon and are valid and enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization or similar laws relating to the enforcement of creditors rights’ or by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and consumer protection laws; if auto title loans, constitute chattel paper; any chattels described in any Receivable are and will be accurately described and are and will be in the possession of the parties granting the security interest therein; and any applicable filing, recording or lien notation law with respect to any collateral securing a Receivable will have been complied with to the extent such filing or recording is necessary under applicable law to create or perfect such Borrower’s or such Guarantor’s security interest in such collateral consistent with the Credit Policy.

(c) The form and content of all Receivables and the security related thereto comply in all material respects (and in any event in all material respects necessary to maintain and ensure the validity and enforceability of the Receivables) with any and all applicable laws, rules and regulations, including without limitation, the Consumer Finance Laws;

(d) The original amount and unpaid balance of each Receivable on Borrower’s Books and Records and on any statement or schedule delivered to Administrative Agent and/or any Lender, including without limitation the Schedule of Receivables and Assignment, is and will be the true and correct amount actually owing to a Borrower as of the date each Receivable is pledged to Administrative Agent or as of such date specified on such statement of schedule, is not, to the best of Borrower’s knowledge, subject to any claim of reduction, counterclaim, set-off, recoupment or any other claim, allowance or adjustment; and no Borrower has any knowledge of any fact which would impair the validity or collectability of any Receivables;

(e) All security agreements, title retention instruments and other documents and instruments which are security for Receivables contain a correct and sufficient description of the personal property covered thereby (if any), and, subject to the rights of Administrative Agent hereunder and the interests of Borrower as holder of such security agreements or title retention instruments or other documents or instruments, are or create security interests and Liens (if any);

(f) The applicable Originator has made an adequate credit investigation of the obligor of each Receivable and has determined that his or her credit is satisfactory and meets the standards generally observed by prudent finance companies that are in the business of making unsecured multi-pay consumer installment loans or auto title loans, as applicable, and is in conformity in all material respects with the Credit Policy; and

(g) A Borrower has good and valid title to the Receivables, free and clear of all prior assignments, claims, liens, encumbrances and security interests, other than Permitted Liens, and has the right to pledge and grant Administrative Agent, for the benefit of Lenders, a first priority security interest in the same, in the manner provided in this Agreement.

SECTION 9. Affirmative Covenants.

Each of Holdings and the Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Loan Commitment have terminated and the Loans and Notes (in each case together with interest thereon), Fees and all other Obligations (other than indemnities described in Section 13.13 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

9.01. Information Covenants. Holdings will furnish to the Administrative Agent (and the Administrative Agent agrees to promptly distribute to the Lenders upon its receipt thereof):

(a) Monthly Financial Statements. Within five (5) Business Days after the end of each fiscal month (or during the continuance of an Event of Default, as may be more frequently required by Administrative Agent from time to time), Borrower shall prepare a completed Monthly Statement and Borrowing Base Certificate as of such fiscal month end detailing the payments to be made on the next applicable Payment Date in accordance with Section 2.14 and a calculation of the Borrowing Base;

(b) Quarterly Financial Statements. Within 50 days after the close of each of the first three quarterly accounting periods in each fiscal year of Holdings, all quarterly financial information that would be required to be contained in a filing with the SEC on Form 10-Q if Holdings were required to file such Form, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of Holdings and its Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of Holdings and its Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of Holdings); provided that such information shall not be required to comply with (a) Sections 302, 906 and 404 of the Sarbanes-Oxley Act of 2002 and Items 307, 308 and 402 of Regulation S-K under the Securities Act, (b) Regulation G under the Exchange Act or item 10(e) of Regulation S-K under the Securities Act with respect to any non-GAAP financial information contained therein or (c) Rule 3-10 (except for the inclusion of footnote disclosure of condensed consolidating financial information) or Rule 3-16 of Regulation S-X under the Securities Act.

(c) Annual Financial Statements. Within 120 days after the close of each fiscal year of Holdings, all annual financial information of Holdings for such fiscal year that would be required to be contained in a filing with the SEC on Form 10-K if Holdings were required to file such Form, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of Holdings and its Subsidiaries (showing in reasonable detail, either on the face of the financial statements or in the footnotes thereto and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, the financial condition and results of operations of Holdings and its Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Borrower) and a report on the annual financial statements by Holdings’ certified independent accountants (which certification shall be without a “going concern” or like qualification or exception and without any qualification or exception as to scope of audit); provided that such information shall not be required to comply with (a) Sections 302, 906 and 404 of the Sarbanes-Oxley Act of 2002 and Items 307, 308 and 402 of Regulation S-K, (b) Regulation G under the Exchange Act or item 10(e) of Regulation S-K with respect to any non-GAAP financial information contained therein or (c) Rule 3-10 (except for the inclusion of footnote disclosure of condensed consolidating financial information) or Rule 3-16 of Regulation S-X .

(d) Schedule of Receivables. Within (i) ten (10) days after the end of each fiscal month, for the fiscal month then ending, reports in form and substance reasonably satisfactory to Administrative Agent, setting forth an aging of Receivables, Schedule of Receivables and Assignment, detailed delinquency report books and records consisting of data tape information of Borrower’s portfolios in a format and consisting of data elements reasonably acceptable to Administrative Agent, and repossession report in respect of any Title Receivables and (ii) within twenty (20) days after the end of each fiscal month, for the fiscal month then ending, report of Cumulative Net Losses by Vintage Pool and in form reasonably acceptable to Administrative Agent, charge-off report, detailed analysis in respect of any Title Receivables and reserve report, performance triggers collections, reconciliation reports with sufficient detail to permit Administrative Agent to tie cash remittances to applied cash, and such other documentation and information promptly (and in any event, within three (3) Business Days) after request therefor by Administrative Agent.

(e) Management Letters. Promptly after Holdings’ or any of its Subsidiaries’ receipt thereof, a copy of any final “management letter” received from its certified public accountants and management’s response thereto.

(f) Budgets. No later than 30 days following the first day of each fiscal year of Holdings, a budget in form reasonably satisfactory to the Administrative Agent (including budgeted statements of income, sources and uses of cash and balance sheets for Holdings and its Subsidiaries on a consolidated basis) for each of the four fiscal quarters of such fiscal year prepared in detail, in each case setting forth, with appropriate discussion, the principal assumptions upon which such budget is based.

(g) Officer’s Certificates. At the time of the delivery of the financial statements provided for in Sections 9.01(a), (b) and (c), a compliance certificate from an Authorized Officer of Holdings in the form of Exhibit K certifying on behalf of Holdings that, to such Authorized Officer’s knowledge after due inquiry, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (i) set forth in reasonable detail the calculations required to establish whether Holdings and its Subsidiaries were in compliance with the provisions of Sections 10.02(iv), 10.03(v), 10.03(vii), 10.03(x), 10.04(iv), 10.04(vii), 10.04(ix), 10.04(xvi), 10.04(xvii), 10.04(xviii), 10.05(v), 10.05(xviii), 10.05(xx) and 10.07, inclusive, at the end of such fiscal quarter or year, as the case may be, (ii) set forth the calculation of the amount of the Available Basket Amount at the end of the period covered by such financial statements, and all sources and uses of proceeds relating to the calculations thereof changing during the period covered by such statements, (iii) certify that there have been no changes to Annexes C through F, and Annexes I through K, in each case of the Security Agreement and Annexes A through F of the Pledge Agreement, in each case since the Effective Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 9.01(g), or if there have been any such changes, a list in reasonable detail of such changes (but, in each case with respect to this clause (iii), only to the extent that such changes are required to be reported to the Collateral Agent pursuant to the terms of such Security Documents) and whether Holdings and the other Credit Parties have otherwise taken all actions required to be taken by them pursuant to such Security Documents in connections with any such changes, and (iv) set forth in reasonable detail any material and adverse changes to the state or federal statutes, regulations, orders or restrictions relating to usury, consumer lending, check cashing, debt collection, credit reporting or similar consumer finance activities in each case to the extent applicable to Holdings or any of its Subsidiaries in the states in which Holdings or any of its Subsidiaries engage in such activities to the extent that Holdings or any of its Subsidiaries has knowledge of any such changes after conducting a reasonable and good faith inquiry.

(h) Notice of Default, Litigation and Material Adverse Effect. Promptly, and in any event within five Business Days after any officer of Holdings or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default, an Event of Default or a Regulatory Trigger Event or (ii) any other event, change or circumstance that has had, or could reasonably be expected to have, a Material Adverse Effect.

(i) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which Holdings or any of its Subsidiaries shall publicly file with the Securities and Exchange Commission or any successor thereto (the “SEC”) or deliver to holders (or any trustee, agent or other representative therefor) of its material Indebtedness pursuant to the terms of the documentation governing the same.

(j) Environmental Matters. Promptly after any officer of Holdings or any of its Subsidiaries obtains knowledge thereof, notice of one or more of the following environmental matters to the extent that such environmental matters, either individually or when aggregated with all other such environmental matters, could reasonably be expected to have a Material Adverse Effect:

(i) any pending or threatened Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned, leased or operated by Holdings or any of its Subsidiaries;

(ii) any condition or occurrence on or arising from any Real Property owned, leased or operated by Holdings or any of its Subsidiaries that (a) results in noncompliance by Holdings or any of its Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property;

(iii) any condition or occurrence on any Real Property owned, leased or operated by Holdings or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, lease, occupancy, use or transferability by Holdings or any of its Subsidiaries of such Real Property under any Environmental Law; and

(iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by Holdings or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided that in any event Holdings shall deliver to each Lender all notices received by Holdings or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA which identify Holdings or any of its Subsidiaries as potentially responsible parties for remediation costs or which otherwise notify Holdings or any of its Subsidiaries of potential liability under CERCLA.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Holdings’ or such Subsidiary’s response thereto.

(k) Regulatory Actions. To the extent that such disclosure is permitted by law, promptly after any officer of Holdings or any of its Subsidiaries obtains knowledge thereof, notice of (i) one or more Regulatory Actions to the extent that such actions, either individually or when aggregated with all other such Regulatory Actions has had, or could reasonably be expected to have, a Material Adverse Effect and (ii) the occurrence of an Internal Control Event, in each case together with a statement of an Authorized Officer of Holdings setting forth details of such Regulatory Actions or Internal Control Event and the action which the affected Person has taken and proposes to take with respect thereto.

(l) Government Approvals. Within five Business Days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority that could reasonably be expected to have a material adverse effect on any material Governmental Approval or otherwise could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(m) Patriot Act. Promptly following the Administrative Agent’s or any Lender’s request therefor, all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under the applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(n) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to Holdings or any of its Subsidiaries as the Administrative Agent, any other Agent or any Lender (through the Administrative Agent) may reasonably request.

9.02. Books, Records and Inspections; Meetings. (a) Holdings shall, and shall cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities. Upon reasonable prior notice, Holdings will, and will cause each of its Subsidiaries to, permit officers and designated representatives of any Agent or any Lender to visit and inspect, under guidance of officers of Holdings or such Subsidiary, any of the properties of Holdings or such Subsidiary, and to examine the books of account of Holdings or such Subsidiary and discuss the affairs, finances and accounts of Holdings or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as any such Agent or any such Lender may reasonably request; provided that so long as no Default or Event of Default exists and is continuing, each Agent and the Lenders (as a group) each shall be limited to no more than two (2) such visitations and inspections per calendar year.

(b) Holdings shall, and shall cause the other Credit Parties to, keep accurate and complete Books and Records concerning the Collateral and all transactions with respect thereto consistent with sound business practices (including, without limitation, accurately account for insurance commissions) and will comply with Administrative Agent’s reasonable requirements, from time to time in effect, including those concerning the submission of reports on all items of Collateral including those which are deemed to be delinquent. Borrower and Guarantors shall create and maintain electronic copies of all contracts relating to Receivables and certificates of title for vehicles securing Receivables and Administrative Agent shall be provided with access to such electronic copies at all times during normal business hours at a location of one or more Borrower and Guarantors. The form of delinquency reports, the frequency with which such reports shall be submitted to Administrative Agent (which in any case shall be no less frequently than monthly) and the standards for determining which Collateral transactions are deemed delinquent for this purpose, shall at all times be satisfactory to Administrative Agent. Administrative Agent shall have the right at any time and from time to time during regular business hours, at Borrower’s sole cost and expense (subject to the limitations set forth in Section 13.01), to inspect, audit, and copy the Books and Records of Borrower and Guarantors and inspect, audit and conduct appraisals of any Collateral.

(c) At a date to be mutually agreed upon between the Administrative Agent and Holdings occurring on or prior to the 120th day after the close of each fiscal year of Holdings, Holdings will, at the request of the Administrative Agent, hold a meeting (which may be held via telephone conference call at the discretion of the Administrative Agent) with all of the Lenders at which meeting will be reviewed the financial results of Holdings and its Subsidiaries for the previous fiscal year and the budgets presented for the current fiscal year of Holdings.

(d) The Holdings’ CLO, CCO and SVP Public Affairs shall conduct monthly regulation, legislation and compliance calls with the Administrative Agent. Notwithstanding the foregoing, Holdings shall not be obligated to include Administrative Agent in discussions or materials reasonably determined, based upon advice from counsel, by management (i) to represent a conflict of interest for Lender, (ii) to be subject to attorney-client privilege or confidentiality and/or nondisclosure requirements imposed by applicable Requirements of Law or (iii) to otherwise contain highly sensitive or proprietary information (including, but not limited to, IT initiatives, advertising and customer acquisition plans, new product development, acquisitions and strategic alliances, and other ad hoc topics that involve competitive intelligence or strategic plans).

9.03. Maintenance of Property; Insurance. (a) Holdings will, and will cause each of its Subsidiaries to, (i) keep all material property necessary to the business of Holdings and its Subsidiaries in good working order and condition, ordinary wear and tear excepted and subject to the occurrence of casualty events, (ii) maintain with financially sound and reputable insurance companies insurance on all such property and against all such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties and engaged in similar businesses as Holdings and its Subsidiaries, and (iii) furnish to the Administrative Agent, upon its request therefor, full information as to the insurance carried. Such insurance shall include physical damage insurance on all real and personal property (whether now owned or hereafter acquired) on an all risk basis and business interruption insurance. The provisions of this Section 9.03 shall be deemed supplemental to, but not duplicative of, the provisions of any Security Documents that require the maintenance of insurance.

(b) Holdings will, and will cause each of its Subsidiaries to, at all times keep its property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by Holdings and/or such Subsidiaries) (i) shall be endorsed to the Collateral Agent’s satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or additional insured), (ii) shall state that such insurance policies shall not be canceled without at least 30 days’ prior written notice thereof by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the other Secured Creditors, and (iv) shall be deposited with the Collateral Agent.

(c) If Holdings or any of its Subsidiaries shall fail to maintain insurance in accordance with this Section 9.03, or if Holdings or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Administrative Agent shall have the right (but shall be under no obligation) to procure such insurance and Holdings and the Borrower jointly and severally agree to reimburse the Administrative Agent for all costs and expenses of procuring such insurance.

9.04. Existence; Franchises; etc. (a) Holdings will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its rights, franchises, licenses, Governmental Approvals, permits, copyrights, trademarks and patents; provided, however, that nothing in this Section 9.04(a) (A) shall prevent (i) sales of assets and other transactions by Holdings or any of its Subsidiaries in accordance with Section 10.02 or (ii) the withdrawal by Holdings or any of its Subsidiaries of its qualification as a foreign Company in any jurisdiction if such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) shall require Holdings or any of its Subsidiaries to preserve and keep in full force and effect any right, franchise, license, Governmental Approval, permit, copyright, trademark or patent if the failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Holdings will, and will cause each of its Subsidiaries to, obtain and maintain in full force and effect at all times all necessary state and local consumer lending and check cashing licenses or other similar licenses and all other authorizations, consents, approvals, orders, licenses, permits or registrations from or with any Governmental Authority that are necessary for the operation of its business; provided, however, that nothing in this Section 9.04(b) shall require Holdings or any of its Subsidiaries to obtain and maintain in full force and effect at all times any such licenses, authorizations, consents, approvals, orders, permits or registrations if the failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.05. Compliance with Statutes, etc. Holdings will, and will cause each of its Subsidiaries to, comply with all applicable Requirements of Law (including all Consumer Finance Laws (including being in compliance with privacy notice requirements under the Gramm-Leach-Bliley Act)) of, and all applicable restrictions imposed by, all Governmental Authorities in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable state or federal statutes, regulations, orders and restrictions relating to usury, consumer lending, check cashing, debt collection, credit reporting or similar consumer finance activities), except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of Holdings and each of its Subsidiaries possesses all the franchises, permits, licenses, certificates of compliance and approval and grants of authority necessary or required in the conduct of its business and the same are valid, binding, enforceable and subsisting without any defaults thereunder or enforceable adverse limitations thereon, and are not subject to any proceedings or claims opposing the issuance, development or use thereof or contesting the validity thereof; and no approvals, waivers or consents, governmental (federal, state or local) or non-governmental, under the terms of contracts or otherwise, are required by reason of or in connection with Holdings’ and each of its Subsidiaries’ execution and performance of the Credit Documents.

9.06. Compliance with Environmental Laws. (a) Holdings will comply, and will cause each of its Subsidiaries to comply, with all Environmental Laws and permits applicable to, or required by, the ownership, lease or use of its Real Property now or hereafter owned, leased or operated by Holdings or any of its Subsidiaries, except such noncompliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all Real Property now owned or hereafter acquired by Holdings or any of its Subsidiaries free and clear of any Liens imposed pursuant to such Environmental Laws. Neither Holdings nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or operated by Holdings or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, Released or disposed of at or transported to or from any such Real Properties in compliance in all material respects with all applicable Environmental Laws and as required in connection with the normal operation, use and maintenance of the business or operations of Holdings or any of its Subsidiaries.

(b) (i) After the receipt by the Administrative Agent or any Lender of any notice of the type described in Section 9.01(j), (ii) at any time that Holdings or any of its Subsidiaries are not in compliance with Section 9.06(a) or (iii) in the event that the Administrative Agent or the Lenders have exercised any of the remedies pursuant to the last paragraph of Section 11, Holdings and the Borrower will (in each case) provide, at the sole expense of Holdings and the Borrower and at the written request of the Administrative Agent, an environmental site assessment report concerning any Real Property owned, leased or operated by Holdings or any of its Subsidiaries, prepared by an environmental consulting firm reasonably approved by the Administrative Agent, indicating the presence or absence of Hazardous Materials, in the event such report identifies Hazardous Materials for which removal or remedial action is required pursuant to applicable Environmental Laws, and the potential cost of any such removal or remedial action in connection with such Hazardous Materials on such Real Property. If Holdings or the Borrower fails to provide the same within 60 days after receipt of such written request, the Administrative Agent may order the same, the cost of which shall be borne by Holdings and the Borrower, and Holdings and the Borrower shall grant and hereby grant to the Administrative Agent and the Lenders and their respective agents access to such Real Property and specifically grant the Administrative Agent and the Lenders for the purposes stated in this Section 9.06(b), subject to the rights of tenants, to undertake such an assessment at any reasonable time upon reasonable notice to Holdings or the Borrower, all at the sole expense of Holdings and the Borrower.

9.07. ERISA. (a) As soon as possible and, in any event, within ten (10) days after Holdings, any Subsidiary of Holdings or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Holdings will deliver to each of the Lenders a certificate of an Authorized Officer of Holdings setting forth the full details as to such occurrence and the action, if any, that Holdings, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given or filed by Holdings, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with the PBGC or any other Governmental Authority or to a Plan participant, and any notices received by Holdings, such Subsidiary or ERISA Affiliate from the PBGC or any other Government Authority with respect thereto:  that a Reportable Event has occurred (except to the extent that Holdings has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that Holdings or any Subsidiary of Holdings or any ERISA Affiliate who is a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (or would be, without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that Holdings, any Subsidiary of Holdings or any ERISA Affiliate has failed to make any required contribution to any Plan under the Pension Funding Rules or has applied for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under the Pension Funding Rules with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan which Holdings, any Subsidiary of Holdings or any ERISA Affiliate at any relevant time maintains has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other such Plans, exceeds the aggregate amount of such Unfunded Current Liabilities that existed on the Effective Date by $1,000,000; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan from Holdings, any Subsidiary of Holdings or any ERISA Affiliate; that Holdings, any Subsidiary of Holdings or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212(c) of ERISA or with respect to a Plan under Section 436(f), 4971, 4975 or 4980 of the Code or Section 409, 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that Holdings or any Subsidiary of Holdings may incur any material liability with a present value in excess of $1,000,000 pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. Holdings will deliver to each of the Lenders copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. Holdings will also deliver to each of the Lenders a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (other than a multiemployer plan) that is maintained by Holdings, any Subsidiary of Holdings or any ERISA Affiliate at any relevant time (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any records, documents or other information required to be furnished to the PBGC or any other Governmental Authority, and any material notices received by Holdings, any Subsidiary of Holdings or any ERISA Affiliate from the PBGC or any other Governmental Authority with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than ten (10) days after the date such records, documents and/or information have been furnished to the PBGC or any other Government Authority or such notice has been received by Holdings, the Subsidiary or the ERISA Affiliate, as applicable.

(b) Holdings and each of its applicable Subsidiaries shall ensure that all Foreign Pension Plans maintained by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing would not be reasonably likely to result in a Material Adverse Effect.

9.08. End of Fiscal Years; Fiscal Quarters. Holdings will cause (i) its and each of its Domestic Subsidiaries’ fiscal years to end on December 31 of each calendar year and (ii) its and each of its Domestic Subsidiaries’ fiscal quarters to end on March 31, June 30, September 30 and December 31 of each calendar year.

9.09. Performance of Obligations. Holdings will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other agreement, contract or instrument by which it is bound, except such non-performances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.10. Payment of Taxes. Holdings will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of Holdings or any of its Subsidiaries not otherwise permitted under Section 10.01(i); provided that neither Holdings nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

9.11. Use of Proceeds. The Borrower will use the proceeds of the Loans only as provided in Section 8.08.

9.12. Additional Security; Further Assurances; etc. (a) Holdings will, and will cause each other Credit Party to, grant to the Collateral Agent for the benefit of the Secured Creditors security interests and Mortgages in such assets and Real Property of Holdings and such other Credit Party as are not covered by the original Security Documents and as may be reasonably requested from time to time by the Administrative Agent or the Required Lenders (collectively, the “Additional Security Documents”). All such security interests and Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Collateral Agent and shall constitute valid and enforceable perfected security interests, hypothecations and Mortgages superior to and prior to the rights of all third Persons and enforceable against third parties and subject to no other Liens except for Permitted Liens or, in the case of Real Property, the Permitted Encumbrances related thereto (it being understood that the Permitted Liens described in Section 10.01(iv)(y) are subject to the terms of the Intercreditor Agreement). The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full. Notwithstanding the foregoing, this Section 9.12(a) shall not apply to (and Holdings and its Subsidiaries shall not be required to grant a Mortgage in) any (x) owned Real Property the Fair Market Value of which (including for this purpose, without limitation, all land, improvements and fixtures) is less than $1,000,000 or (y) any Leasehold (unless, in the case of either preceding clause (x) or (y), a Mortgage on any owned real property or a Leasehold is granted (or required to be granted) in favor of the Senior Secured Notes Collateral Agent). Furthermore, Holdings will, and will cause the other Credit Parties that are Subsidiaries of Holdings to, deliver to the Administrative Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Administrative Agent to assure itself that this Section 9.12(a) has been complied with.

(b) Holdings will, and will cause each of the other Credit Parties to, at the expense of Holdings and the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Administrative Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports, landlord waivers, bailee agreements, control agreements and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Administrative Agent may reasonably require. Furthermore, Holdings will, and will cause the other Credit Parties that are Subsidiaries of Holdings to, deliver to the Administrative Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Administrative Agent to assure itself that this Section 9.12 has been complied with.

(c) If the Administrative Agent or the Required Lenders reasonably determine that they are required by any Requirement of Law to have appraisals prepared in respect of any Real Property of Holdings and the other Credit Parties constituting Collateral, Holdings and the Borrower will, at their own expense, provide to the Administrative Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, and which shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

(d) Holdings and the Borrower agree that each action required by clauses (a) through (c) of this Section 9.12 shall be completed as soon as possible, but in no event later than 60 days after such action is requested to be taken by the Administrative Agent or the Required Lenders (as such date may be extended by the Administrative Agent in its sole discretion); provided that, in no event will Holdings or any of its Subsidiaries be required to take any action, other than using its commercially reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 9.12.

(e) In addition to the foregoing, within 60 days after the Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), (i) the Borrower shall have used its commercially reasonable efforts to deliver to the Administrative Agent fully executed landlord waivers (the provisions of which also shall include collateral access arrangements) in respect of those Leaseholds of the Borrower or any of its Subsidiaries designated as “Leaseholds Subject to Landlord Waivers” on Schedule XIV, each of which landlord waivers shall be in form and substance reasonably satisfactory to the Administrative Agent and (ii) the Collateral Agent shall have received fully executed deposit account control agreements required to be delivered under Section 3.9 of the Security Agreement.

(f) In addition to the foregoing, within 5 Business Days after the Effective Date (as such date may be extended by the Collateral Agent in its sole discretion), the Collateral Agent shall have received certificates of insurance complying with the requirements of Section 9.03 for the business and properties of Holdings and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent and naming the Collateral Agent as an additional insured and/or as loss payee, and stating that such insurance shall not be canceled or materially revised without at least 30 days’ prior written notice by the insurer to the Collateral Agent.

9.13. Ownership of Subsidiaries; etc. Except as otherwise permitted by Sections 10.05(xvii), (xviii) and (xx) or pursuant to a Permitted Acquisition consummated in accordance with the terms hereof, Holdings will, and will cause each of its Subsidiaries to, own 100% of the Equity Interests of each of their Subsidiaries (other than directors’ qualifying shares to the extent required by applicable law and/or other nominal amount of shares required to be held by local nationals under applicable law).

9.14. Contributions. (a) Except to the extent concurrently used in connection with a repurchase, redemption or other Dividend in favor of other shareholders of Holdings permitted hereunder, Holdings will, upon its receipt thereof, contribute as an equity contribution to the capital of the Borrower, any cash proceeds received by Holdings from any asset sale, any incurrence of Indebtedness, any Recovery Event, any sale or issuance of its equity, any cash capital contributions or any tax refunds.

(b) The Borrower will use the proceeds of all equity contributions received by it from Holdings as provided in the relevant clause of Section 4.03 to the extent required to be so applied.

9.15. Maintenance of Corporate Separateness. Holdings will, and will cause each of its Subsidiaries and Unrestricted Subsidiaries to, satisfy in all material respects customary Company formalities, including the holding of regular board of directors’ and shareholders’ meetings or action by directors or shareholders without a meeting and the maintenance of corporate offices and records. Neither Holdings nor any of its Subsidiaries or Unrestricted Subsidiaries will take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Holdings or any of its Subsidiaries or Unrestricted Subsidiaries being ignored, or in the assets and liabilities of Holdings or any of its Subsidiaries or Unrestricted Subsidiaries being substantively consolidated with one another or with those of any other such Person in a bankruptcy, reorganization or other insolvency proceeding. Neither Holdings nor any of its Subsidiaries will make any payment to a creditor of any Unrestricted Subsidiary in respect of any liability of any Unrestricted Subsidiary (other than tax or other payments to Governmental Authorities for which Holdings generally makes payments on behalf of its consolidated group).

9.16. Permitted Acquisitions. (a) Subject to the provisions of this Section 9.16 and the requirements contained in the definition of Permitted Acquisition, the Borrower, each Wholly-Owned Domestic Subsidiary of the Borrower which is a Subsidiary Guarantor and each Wholly-Owned Foreign Subsidiary of the Borrower may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition):  (i) no Default or Event of Default shall have occurred and be continuing at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; (ii) the Borrower shall have given to the Administrative Agent and the Lenders at least five Business Days’ prior written notice of any Permitted Acquisition (or such shorter period of time as may be reasonably acceptable to the Administrative Agent), which notice shall describe in reasonable detail the principal terms and conditions of such Permitted Acquisition; (iii) calculations are made by Holdings with respect to the financial covenant contained in Section 10.07 for the Calculation Period most recently ended on or prior to the date of consummation of such Permitted Acquisition on a Pro Forma Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that such financial covenant would have been complied with as of the last day of such Calculation Period; (iv) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto) (it being understood that (x) any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects and (y) any representation and warranty which by its terms is made as of a specified earlier date shall be required to be true and correct in all material respects (or all respects, as the case may be) as of such specified earlier date); (v) immediately before and after giving effect to such Permitted Acquisition (but, for this purpose calculated as if the payment of all post-closing purchase price adjustments required (in the reasonable determination of the Borrower) in connection with such Permitted Acquisition (and all other Permitted Acquisitions for which such purchase price adjustments may be required to be made) within the 360-day period (such period for any Permitted Acquisition, a “Post-Closing Period”) following such Permitted Acquisition (and in the businesses acquired pursuant to all other Permitted

Acquisitions with Post-Closing Periods ended during the Post-Closing Period of such Permitted Acquisition) were then being paid with the proceeds of Loans, the sum of (x) the Unrestricted cash and Cash Equivalents of the Credit Parties plus (y) the Total Unutilized Loan Commitment at such time shall equal or exceed $5,000,000; (vi) to the extent that such Permitted Acquisition is to be consummated by a Wholly-Owned Foreign Subsidiary of the Borrower or any material portion of the business, division or product line to be acquired pursuant to such Permitted Acquisition is outside of the United States, the amount of Consolidated Tangible Domestic Assets at such time (and immediately after giving effect to such Permitted Acquisition) shall equal or exceed two times the amount of the Total Loan Commitment at such time; and (vii) Holdings shall have delivered to the Administrative Agent and each Lender a certificate executed by an Authorized Officer, certifying to the best of such Authorized Officer’s knowledge, compliance with the requirements of preceding clauses (i) through (vi), inclusive, and containing the calculations (in reasonable detail) required by preceding clauses (iii), (v) and (vi).

(b) At the time of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of capital stock or other Equity Interest of any Person, the capital stock or other Equity Interests thereof created or acquired in connection with such Permitted Acquisition, to the extent owned by a Credit Party, shall be pledged for the benefit of the Secured Creditors pursuant to (and to the extent required by) the Pledge Agreement.

(c) The Borrower will cause each Subsidiary which is formed to effect, or is acquired pursuant to, a Permitted Acquisition to comply with, and to execute and deliver all of the documentation as and to the extent required by, Sections 9.12 and 10.13, to the reasonable satisfaction of the Administrative Agent.

(d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by each of Holdings and the Borrower that the certifications pursuant to this Section 9.16 are true and correct and that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 8 and 11.

9.17. Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower reasonably acceptable to the Administrative Agent does not within 30 days after a request from the Administrative Agent or the Required Lenders deliver evidence, in form and substance mutually satisfactory to the Administrative Agent and the Borrower, with respect to any Foreign Subsidiary of the Borrower which has not already had all of its Equity Interests pledged pursuant to the Pledge Agreement to secure all of the Obligations (as defined in the Pledge Agreement) that a pledge of 66 2⁄3% or more of the total combined voting power of all classes of Equity Interests of such Foreign Subsidiary entitled to vote could reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent for Federal income tax purposes, then that portion of such Foreign Subsidiary’s outstanding Equity Interests so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Pledge Agreement to secure all of the Obligations (as defined in the Pledge Agreement), shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed).

9.18. Cash Management System Borrower shall and shall cause each Subsidiary Guarantor shall enter into, and cause each depository, securities intermediary or commodities intermediary, including but not limited to any Collection Account Bank, to enter into, Control Agreements with respect to each deposit, securities, commodity or similar account, including but not limited to the Collection Account, maintained by such Person and any account where any Collateral is deposited or located; provided, however, the Curo Concentration Account shall not be required to be subject to a Control Agreement.

(b) Borrower shall and shall cause each Subsidiary Guarantor to instruct (or otherwise cause) (i) all account debtors to make payments in respect of Receivables and all other Collateral directly into the Curo Concentration Account and (ii) Borrower to deposit, on each Business Day, all amounts on deposit in the Curo Concentration Account in respect of Collections into the Collection Account, in accordance with the instructions of the Administrative Agent (the “Cash Management System”).

(c) Borrower shall and shall cause each Subsidiary Guarantor to not establish any new Cash Management System without the prior written consent of the Administrative Agent in its sole discretion, and prior to establishing any such new Cash Management System, Borrower shall and shall cause each Subsidiary Guarantors and each bank, financial institution or post office box, as applicable, with which it seeks to establish such a Cash Management System to enter into a control agreement similar to the Control Agreement.

(d) Without the prior written consent of the Administrative Agent, the Borrower shall not, in a manner adverse to the Administrative Agent or the Lenders, (A) change the general instructions given to Borrower in respect of payments on account of Receivables to be deposited in the Cash Management System, or (B) change any instructions given to any bank or financial institution which in any manner redirects the proceeds of any Collections in the Cash Management System to any account which is not subject to a control agreement in favor of the Administrative Agent.

(e) Borrower and each Subsidiary Guarantor acknowledge and agree that the funds on deposit in the Collection Account shall continue to be collateral security for the Obligations secured hereby.

(f) Borrower shall, or shall cause, the Administrative Agent to have electronic access to each deposit, securities, commodity or similar account, including but not limited to the Collection Account, maintained by any Person where any Collateral is deposited or located.

9.19. Operations. Holdings shall maintain, or cause to be maintained on their behalf, satisfactory credit underwriting and operating standards, including, with respect to each obligor of each Receivable, the completion of an adequate investigation of such obligor and a determination that the credit history and anticipated performance of such obligor is and will be satisfactory and meets the standards generally observed by prudent finance companies in the business of making unsecured multi-pay consumer installment loans and auto title loans

9.20. Credit Policy Notice. Holdings shall provide Administrative Agent with a notice and copy of any modifications, amendments, supplements or changes to the Credit Policy affecting any of the Receivables (collectively, a “Modification”) at least fifteen (15) days before the effectiveness of such Modification. If prior to the effectiveness of such Modification, the Administrative Agent, in its sole discretion, determines that such Modification is both material and not required pursuant to applicable Requirements of Law, and Borrower implements such Modification without the prior written consent of the Administrative Agent, then the Administrative Agent may deem such Modification an Event of Default permitting the Administrative Agent to pursue any and all remedies in the Credit Agreement.

9.21. Board Observation Rights. Holdings agrees to cause Administrative Agent to have observation rights at quarterly Board of Directors meetings of Holdings until such time as the Obligations are paid in full. At each such quarterly meeting, the Administrative Agent, at its option, shall be permitted to have a designee attend in-person or via telephone for sessions covering matters relating to Holdings’ business in the United States including, but not limited to, (a) financial results; (b) operational KPI details (including store performance, internet operations, credit, and collection and servicing); (c) human resources; (d) legal and regulatory updates (to the extent not subject to attorney client privilege or confidentiality requirements imposed by applicable Requirements of Law); and (e) public affairs highlights. At such meetings, Lender shall have the opportunity to ask questions and receive answer from the Board of Directors. The Administrative Agent shall be provided, in advance, all materials provided to the Board of Directors for the quarterly meetings except “Diligent Boardbooks” and upon request, the Administrative Agent shall receive audit reports (external and internal) and audit committee materials. For the avoidance of doubt, Administrative Agent shall not be included in (a) individual committee meetings of the Board of Directors; (b) discussions or materials reasonably determined, based upon advice from counsel, by the Board of Directors (i) to represent a conflict of interest for Lender, (ii) to be subject to attorney-client privilege or confidentiality and/or nondisclosure requirements imposed by applicable Requirements of Law or (iii) to otherwise contain highly sensitive or proprietary information (including, but not limited to, IT initiatives, advertising and customer acquisition plans, new product development, acquisitions and strategic alliances, and other ad hoc topics that involve competitive intelligence or strategic plans).

9.22. Post-Closing Covenants.

(a) Holdings shall, and shall cause its Subsidiaries to, on or prior to sixty (60) days after the Effective Date (or such later date as may be approved by the Administrative Agent in its sole discretion), deliver additional insured and lenders loss payee endorsements as described in Section 9.03.

(b) Holdings shall, and shall cause its Subsidiaries to, on or prior to sixty (60) days after the Effective Date (or such later date as may be approved by the Administrative Agent in its sole discretion), appoint a Backup Servicer that is satisfactory to the Administrative Agent in its sole discretion and enter into a Backup Servicing Agreement that is satisfactory to the Administrative Agent in its sole discretion.

(c) Holdings shall, and shall cause its Subsidiaries to, provide thirty (30) days prior written notice to the Administrative Agent if any of Holdings or its Subsidiaries intends to materially modify any of their business operations or product offerings. Holdings shall, and shall cause its Subsidiaries to, (i) in a manner satisfactory to the Administrative Agent, cooperate with and assist the Reviewing Parties in connection with any Reviewing Party’s review of any such business operation modifications and new product offers as well as any other regulatory reviews or due diligence related to the business and operations of Holdings and its Subsidiaries after the Effective Date, (ii) review and consider in good faith any issues raised by, or comments, recommendations or guidance from, any Reviewing Party with respect to the foregoing and (iii) within thirty (30) days (or such longer period as may be agreed to by the Administrative Agent in its sole discretion) of any of Holdings’ or its Subsidiaries’ receipt of written notice of any comments, recommendations or guidance from a Reviewing Party, resolve or address any such issues, in each case, in a manner satisfactory to the Administrative Agent.

(d) Within ninety (90) days of the Effective Date (provided, that such period shall be extended for additional 30 day periods if the Borrower is diligently implementing such changes in good faith and the Administrative Agent has requested additional changes), the Borrower shall implement or cause to be implemented the following enhanced policies, procedures and internal controls (to the reasonable satisfaction of the Administrative Agent):

(i) In all states and for all consumer loan products that may qualify as Eligible Receivables, revise consumer credit applications to inquire as to sources of income rather than wages;

(ii) Revise applicable collection policies and procedures to comply with all card association rules (including Visa Operating Rule 5.9.10.1);

(iii) Revise the Customer Relations Manual to reflect compliance with the association rules referenced in Section 6.14(e)(ii);

(iv) Provide information to the Administrative Agent as to how account adjustments are documented for the consumer and whether or not new ACH authorizations are obtained and describe whether state contractual requirements related to these modifications are satisfied;

(v) Develop new debt collection scripts related to CFPB guidance;

(vi) Provide information on the number of Receivables that are pursued in small-claims court directly or through Ad Astra on behalf of the Borrower and its Subsidiaries; and

(vii) To the extent applicable to any particular consumer loan product that may qualify as Eligible Receivables, develop loan-to-value policies and procedures that are implemented in connection with the offering of all consumer loan products.

(e) Within twenty (20) days of the Effective Date, the Borrower shall deliver, or shall cause to be delivered, to the Administrative Agent any county-level lien searches in connection with any Originator that was not delivered to the Administrative Agent on or prior to the Effective Date. The Borrower shall remedy, or shall cause to be remedied, any liens listed in such missing lien searches that are not Permitted Liens.

(f) Within thirty (30) days after the Effective Date (or such later date as may be approved by the Administrative Agent in its sole discretion), the Borrower shall enter into a Collection Agency Agreement in a form substantially satisfactory to the Administrative Agent that shall replace the Collection Agency Agreement entered into as of the Effective Date.

9.23. Financing of Additional Eligible Receivables.

(a) Borrower may use funds distributed to it from the Collection Account in accordance with Section 2.14 to finance additional Eligible Receivables. For the avoidance of doubt, notwithstanding that such financed receivables are Eligible Receivables and will be included in the Borrowing Base, the Lender will have no obligation to make Loans with respect to any financed Receivables if the Total Unutilized Loan Commitment has been reduced to zero.

(b) The Administrative Agent shall, upon satisfaction of the conditions precedent specified in Section 2.16 and in accordance with Section 2.14(a), direct the Collection Account Bank to release funds in the Collection Account in the amount specified in the related Funds Release Request (subject to the Facility Availability), to the Borrower not later than 1:00 P.M. (New York City time) on the Release Date by wire transfer of same day funds in Dollars, to such account as may be designated in writing to the Collateral Agent by the Borrower.

SECTION 10. Negative Covenants.

Each of Holdings and the Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Loan Commitment have terminated and the Loans and Notes (in each case, together with interest thereon), Fees and all other Obligations (other than any indemnities described in Section 13.13 which are not then due and payable) incurred hereunder and thereunder, are paid in full:

10.01. Liens. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Holdings or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 10.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as “Permitted Liens”):

(i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

(ii) Liens in respect of property or assets of Holdings or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, materialmen’s and mechanics’ liens and other similar Liens arising in the ordinary course of business, including Liens securing letters of credit issued in the ordinary course of business in connection therewith, and (x) which do not in the aggregate materially detract from the value of Holdings’ or such Subsidiary’s property or assets or materially impair the use thereof in the operation of the business of Holdings or such Subsidiary or (y) the obligations with respect thereto are not overdue for more than 30 days or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

(iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Schedule VIII, plus renewals, replacements and extensions of such Liens, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of Holdings or any of its Subsidiaries, unless such encumbrance is otherwise permitted hereunder;

(iv) (x) Liens created by or pursuant to this Agreement and the Security Documents and (y) subject to the terms of the Intercreditor Agreement, Liens created by or pursuant to the Senior Secured Notes Security Documents;

(v) (x) licenses, sublicenses, leases or subleases granted by Holdings or any of its Subsidiaries to other Persons not materially interfering with the conduct of the business of Holdings or any of its Subsidiaries and (y) any interest or title of a lessor, sublessor or licensor under any lease or license agreement permitted by this Agreement to which the Borrower or any of its Subsidiaries is a party;

(vi) Liens upon assets of the Borrower or any of its Subsidiaries subject to Capitalized Lease Obligations (and directly related assets such as proceeds (including insurance proceeds), products, replacements, substitutions and accessions thereto) to the extent such Capitalized Lease Obligations are permitted by Section 10.04(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any asset of Holdings or any other asset of the Borrower or any Subsidiary of the Borrower;

(vii) Liens upon equipment or machinery acquired after the Effective Date (and directly related assets such as proceeds (including insurance proceeds), products, replacements, substitutions and accessions thereto) and used in the ordinary course of business of the Borrower or any of its Subsidiaries so long as such Liens are created at the time of the acquisition of such equipment or machinery by the Borrower or such Subsidiary or within 120 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment or machinery or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) the Indebtedness secured by such Liens is permitted by Section 10.04(iv) and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any asset of Holdings or any other asset of the Borrower or such Subsidiary;

(viii) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of Holdings or any of its Subsidiaries;

(ix) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into in the ordinary course of business;

(x) Liens arising out of the existence of judgments or awards not constituting an Event of Default in respect of which Holdings or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings;

(xi) statutory and common law landlords’ liens under leases to which the Borrower or any of its Subsidiaries is a party, any liens consisting of deposits in connection with leases or other similar obligations, or securing letters of credit issued in lieu of such deposits, incurred in the ordinary course of business, and cash deposits in connection with Permitted Acquisitions otherwise permitted hereunder;

(xii) (A) Liens (other than Liens imposed under ERISA) incurred (including deposits made) in the ordinary course of business in connection with workers compensation claims, unemployment insurance and social security benefits and other types of social security and (B) Liens (including deposits made) securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety or appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and consistent with past practices (exclusive of obligations in respect of the payment for borrowed money);

(xiii) Permitted Encumbrances;

(xiv) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, and directly related assets such as proceeds (including insurance proceeds), products, replacements, substitutions and accessions thereto, provided that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 10.04(vii), and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any asset of Holdings or any other asset of the Borrower or any of its Subsidiaries;

(xv) Liens arising out of any conditional sale, title retention, consignment or other similar arrangements for the sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business to the extent such Liens do not attach to any assets other than the goods subject to such arrangements;

(xvi) bankers’ Liens, rights of setoff and other similar Liens (i) existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by Holdings or any Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank or banks with respect to cash management, pooled deposit or sweep accounts, and operating account arrangements, and Liens of the sponsoring bank on funds in the Debit Card Program Accounts and (ii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Subsidiaries in the ordinary course of business;

(xvii) Liens securing Indebtedness of Foreign Subsidiaries of the Borrower to the extent such Indebtedness is permitted under Section 10.04; provided, however, that no asset of Holdings or any Domestic Subsidiary of Holdings shall be subject to any such Lien;

(xviii) additional Liens of the Borrower or any Subsidiary of the Borrower not otherwise permitted by this Section 10.01 that (v) do not encumber Collateral, (w) do not encumber any assets of Holdings or any of its Subsidiaries the Fair Market Value of which exceeds the amount of the Indebtedness or other obligations secured by such assets, (x) do not materially impair the use of such assets in the operation of the business of the Borrower or such Subsidiary, (y) do not secure Indebtedness for borrowed money and (z) do not secure obligations in excess of $10,000,000 in the aggregate for all such Liens at any time; and

(xix) Liens consisting of second priority liens on Collateral in favor of the Three-Year Credit Agent in connection with the Three-Year Credit Agreement.

In connection with the granting of Liens of the type described in clauses (iii), (vi), (vii), (ix) and (xiv) of this Section 10.01 by the Borrower of any of its Subsidiaries, the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of equipment or other assets subject to such Liens).

10.02. Consolidation, Merger, Purchase or Sale of Assets, etc. Holdings will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any partnership, joint venture, or transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than sales of inventory in the ordinary course of business), or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

(i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 10.07;

(ii) the Borrower and its Subsidiaries may liquidate or otherwise dispose of obsolete or worn-out property in the ordinary course of business;

(iii) Dividends and Investments may be made to the extent permitted by Sections 10.03 and 10.05, respectively;

(iv) the Borrower and its Subsidiaries may sell assets (other than the capital stock or other Equity Interests of any Wholly-Owned Subsidiary, unless all of the capital stock or other Equity Interests of such Wholly-Owned Subsidiary are sold in accordance with this clause (iv)), so long as (v) no Default or Event of Default then exists or would result therefrom, (w) each such sale is in an arm’s-length transaction and the Borrower or the respective Subsidiary receives at least Fair Market Value, (x) the consideration received by the Borrower or such Subsidiary consists of at least 75% cash or Cash Equivalents and is paid at the time of the closing of such sale, provided, that the amount of:  (a) any liabilities (as shown on the Borrower’s or such Subsidiary’s most recent balance sheet) of Holdings or any Subsidiary of Holdings (other than contingent liabilities and liabilities that are by their terms subordinated to the Obligations) that are assumed by the transferee of any such assets and with respect to which Holdings or such Subsidiary is unconditionally released from further liability; and (b) any securities, notes or other obligations received by the Borrower or any such Subsidiary from such transferee that are converted within 30 days by the Borrower or such Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received in that conversion), will be deemed to be cash for purposes of this sub-clause (x) and (y) the aggregate amount of the cash and non-cash proceeds received from all assets sold pursuant to this clause (iv) shall not exceed $10,000,000 in any fiscal year of Holdings (for this purpose, using the Fair Market Value of property other than cash);

(v) each of the Borrower and its Subsidiaries may lease (as lessee), assign (as assignee), sub-lease (as sub-lessee) or license (as licensee) real or personal property (including, without limitation, licenses and sub-licenses of intellectual property) in the ordinary course of business (so long as any such lease, assignment, sub-lease or license does not create a Capitalized Lease Obligation except to the extent permitted by Section 10.04(iv));

(vi) each of the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction;

(vii) each of the Borrower and its Subsidiaries may grant licenses, sublicenses, leases or subleases to one another and to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries, in each case so long as no such grant otherwise affects the Collateral Agent’s security interest in the asset or property subject thereto;

(viii) the Borrower or any Subsidiary of the Borrower may convey, sell or otherwise transfer all or any part of its business, properties and assets to the Borrower or to any Wholly-Owned Domestic Subsidiary of the Borrower which is a Subsidiary Guarantor, so long as any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer) and all actions required to maintain said perfected status have been taken;

(ix) any Subsidiary of the Borrower may merge or consolidate with and into, or be dissolved or liquidated into, the Borrower or any Wholly-Owned Domestic Subsidiary of the Borrower which is a Subsidiary Guarantor, so long as (i) in the case of any such merger, consolidation, dissolution or liquidation involving the Borrower, the Borrower is the surviving or continuing entity of any such merger, consolidation, dissolution or liquidation, (ii) in all other cases, a Wholly-Owned Domestic Subsidiary of the Borrower which is a Subsidiary Guarantor is the surviving or continuing corporation of any such merger, consolidation, dissolution or liquidation, and (iii) any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, consolidation, dissolution or liquidation) and all actions required to maintain said perfected status have been taken;

(x) any Foreign Subsidiary of the Borrower may be merged, consolidated or amalgamated with and into, or be dissolved or liquidated into, or transfer any of its assets to, any Wholly-Owned Foreign Subsidiary of the Borrower, so long as (i) such Wholly-Owned Foreign Subsidiary of the Borrower is the surviving or continuing entity of any such merger, consolidation, amalgamation, dissolution or liquidation and (ii) any security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the Equity Interests of such Wholly-Owned Foreign Subsidiary and such Foreign Subsidiary shall remain in full force and effect and perfected and enforceable (to at least the same extent as in effect immediately prior to such merger, consolidation, amalgamation, dissolution, liquidation or transfer) and all actions required to maintain said perfected status have been taken;

(xi) (A) Holdings shall be permitted to issue shares of its Equity Interests permitted to be issued by it hereunder, (B) the Borrower shall be permitted to issue to Holdings shares of its Equity Interests permitted to be issued by it hereunder, and (C) Subsidiaries of the Borrower shall be permitted to issue to the Borrower and its Subsidiaries shares of their respective Equity Interests permitted to be issued hereunder;

(xii) Liens permitted under Section 10.01 may be incurred, and the assets subject to such Liens may be disposed of by or on behalf of the Person holding such Liens (but subject, in the case of the Senior Secured Notes Collateral Agent, to the terms of the Intercreditor Agreement);

(xiii) the Borrower and its Subsidiaries may surrender or waive contract rights or settle, release or surrender contract rights or other litigation claims in the ordinary course of business;

(xiv) the Borrower and its Subsidiaries may sell, transfer or dispose of precious metals in the ordinary course of business;

(xv) the Borrower and its Subsidiaries may dispose of motor vehicles securing consumer loans made by the Borrower and its Subsidiaries in the ordinary course of business;

(xvi) Permitted Acquisitions may be consummated in accordance with the requirements of Section 9.16;

(xvii) the Borrower and its Subsidiaries may liquidate or otherwise dispose of Cash Equivalents in the ordinary course of business, in each case for cash at Fair Market Value; and

(xviii) sales of accounts receivable and loans receivable and related assets for fair market value.

To the extent the Required Lenders waive the provisions of this Section 10.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 10.02 (other than to Holdings or a Subsidiary thereof), such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed reasonably appropriate in order to effect the foregoing.

10.03. Dividends. Holdings will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to Holdings or any of its Subsidiaries, except that:

(i) (x) any Subsidiary of the Borrower may pay cash Dividends to the Borrower or to any Wholly-Owned Domestic Subsidiary of the Borrower and (y) any Foreign Subsidiary of the Borrower also may pay cash Dividends to any Wholly-Owned Foreign Subsidiary of the Borrower;

(ii) any Non-Wholly-Owned Subsidiary of the Borrower may pay cash Dividends to its shareholders, members or partners generally, so long as the Borrower or its respective Subsidiary which owns the Equity Interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the Equity Interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of Equity Interests of such Subsidiary);

(iii) the Borrower may pay cash Dividends to Holdings, so long as the proceeds thereof are promptly used by Holdings to pay operating expenses incurred in the ordinary course of business (including, without limitation, outside directors and professional fees, expenses and indemnities) and other similar corporate overhead costs and expenses (but excluding management or similar fees paid to any Affiliate of Holdings);

(iv) the Borrower may pay cash Dividends to Holdings at the times and in the amounts necessary to enable Holdings to pay its tax obligations; provided that (x) the amount of cash Dividends paid pursuant to this clause (iv) to enable Holdings to pay Federal and state income taxes at any time shall not exceed the amount of such Federal and state income taxes actually owing by Holdings at such time for the respective period and (y) any refunds received by Holdings shall promptly be returned by Holdings to the Borrower;

(v) the Borrower may pay cash Dividends to Holdings in an aggregate amount for all such Dividends not to exceed $10,000,000 (although no more than $2,000,000 of such Dividends may be paid in any twelve-month period) for the purpose of enabling Holdings to redeem, repurchase or otherwise acquire for value, and Holdings may redeem, repurchase or otherwise acquire for value, outstanding shares of Holdings Common Stock (or options or warrants to purchases Holdings Common Stock) held by current or former officers, directors, employees or consultants of Holdings or any of its Subsidiaries and to make payments on outstanding Shareholder Subordinated Notes theretofore issued in exchange for such Equity Interests of Holdings; provided that (x) the only consideration paid by Holdings in respect of such redemptions, repurchases or other acquisitions for value shall be cash and Shareholder Subordinated Notes, (y) the sum of (I) the aggregate amount paid by Holdings in cash in respect of all such redemptions, repurchases or other acquisitions for value pursuant to this clause (v) plus (II) the aggregate amount of all cash payments made on all Shareholder Subordinated Notes shall not exceed $10,000,000 (although no more than $2,000,000 of such redemptions, purchases, acquisitions and payments may be made in any twelve-month period) (in each case, plus the amount of net cash proceeds received by Holdings and its Subsidiaries (a) in respect of “key-man” life insurance policies obtained for the purpose of making such payments and (b) from the issuance of Equity Interests by Holdings to members of management of Holdings and its Subsidiaries, to the extent that those amounts did not provide the basis for any amount paid under clause (vi) of this Section 10.03, used to make an Investment under Section 10.05(xvii) or make a payment under Section 10.09(iv)(b)) and (z) at the time of any payment of any cash Dividend, purchase or acquisition for value or other payment permitted to be made pursuant to this Section 10.03(v), including any cash payment made under a Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom;

(vi) so long as no Default or Event of Default shall then exist or result therefrom, Holdings may pay or make any Dividend that is made in exchange for, or with the net cash proceeds from, the substantially concurrent sale of Equity Interests of Holdings permitted to be issued by it hereunder or a substantially concurrent cash capital contribution received by Holdings from its shareholders (other than, in either case, any such amounts received from a Subsidiary of Holdings), in each case to the extent that such amounts are not otherwise used to pay or make a Dividend under clause (v) of this Section 10.03, make an Investment under Section 10.05(xvii) or make a payment under Section 10.09(iv)(b);

(vii) the Borrower may pay cash Dividends to Holdings for the purpose of enabling Holdings to, and Holdings may, make cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of Holdings, so long as (x) any such cash payment shall not be for the purpose of evading the limitations of this Section 10.03 and (y) no more than $250,000 in the aggregate may be paid under this Section 10.03(vii);

(viii) Holdings may pay regularly scheduled Dividends on its Qualified Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of such Qualified Preferred Stock (but not in cash), provided that in lieu of issuing additional shares of such Qualified Preferred Stock as Dividends, Holdings may increase the liquidation preference of the shares of Qualified Preferred Stock in respect of which such Dividends have accrued; and

(ix) the Borrower may pay cash Dividends to Holdings, and Holdings may use such proceeds to pay or make cash Dividends, on any date in an amount not to exceed the Available Basket Amount on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Dividends), so long as (v) no Default or Event of Default then exists or would result therefrom, (w) at the time that any such Dividend is paid (and immediately after giving effect thereto), Holdings shall be in compliance, on a Pro Forma Basis, with (A) the financial covenant contained in Section 10.07 and (B) a Modified Interest Coverage Ratio of at least 2.50:1.00, in each case for the Calculation Period most recently ended on or prior to the date of payment of the respective Dividend, (x) the amount of Consolidated Tangible Domestic Assets at such time (and immediately after giving effect to such Dividend) shall equal or exceed two times the amount of the Total Loan Commitment at such time, (y) at the time of the payment of such Dividend and after giving effect thereto the sum of (I) the aggregate amount of Unrestricted cash and Cash Equivalents of the Borrower and the Subsidiary Guarantors at such time and (II) the Total Unutilized Loan Commitment at such time shall equal or exceed $10,000,000 and (z) prior to the payment of such Dividend, Holdings shall have delivered to the Administrative Agent a certificate executed by an Authorized Officer of Holdings, certifying to the best of such officer’s knowledge, compliance with the requirements of preceding clauses (v) through (y), and containing the calculations (in reasonable detail) required by preceding clause (w), (x) and (y).

10.04. Indebtedness. Holdings will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

(i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

(ii) Existing Indebtedness outstanding on the Effective Date and listed on Schedule VI (as reduced by any repayments of principal thereof), plus any subsequent extension, renewal, modification or refinancing thereof, provided that the aggregate principal amount of the Indebtedness to be extended, renewed, modified or refinanced does not increase from that amount outstanding at the time of any such extension, renewal, modification or refinancing plus accrued and unpaid interest thereon and the amount of reasonable and customary fees incurred in connection with any such extension, renewal, modification or refinancing;

(iii) (x) Indebtedness of the Borrower under Interest Rate Protection Agreements entered into with respect to other Indebtedness permitted under this Section 10.04 and (y) Indebtedness of the Borrower and its Subsidiaries under Other Hedging Agreements entered into in the ordinary course of business and providing protection to the Borrower and its Subsidiaries against fluctuations in currency values in connection with the Borrower’s or any of its Subsidiaries’ operations, in either case so long as the entering into of such Interest Rate Protection Agreements and Other Hedging Agreements are bona fide hedging activities and are not for speculative purposes;

(iv) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations (to the extent permitted pursuant to Section 10.07), mortgage financings and purchase money Indebtedness described in Section 10.01(vii), provided that in no event shall the sum of the aggregate principal amount of all Capitalized Lease Obligations and purchase money Indebtedness permitted by this clause (iv) exceed $5,000,000 at any time outstanding;

(v) Indebtedness constituting Intercompany Loans to the extent permitted by Sections 10.05(viii), (xvii), (xviii), (xix) and (xx);

(vi) Indebtedness consisting of guaranties (x) by the Borrower and the Wholly-Owned Domestic Subsidiaries of the Borrower that are Subsidiary Guarantors of each other’s Indebtedness and lease and other contractual obligations permitted under this Agreement and (y) by Wholly-Owned Foreign Subsidiaries of the Borrower of each other’s Indebtedness and lease and other contractual obligations permitted under this Agreement;

(vii) Indebtedness of a Subsidiary of the Borrower acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness), provided that (x) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition, (y) such Indebtedness does not constitute debt for borrowed money, it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (y) and (z) the aggregate principal amount of all Indebtedness permitted by this clause (vii) shall not exceed $5,000,000 at any one time outstanding;

(viii) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, so long as such Indebtedness is extinguished within four Business Days of its incurrence;

(ix) Indebtedness of the Borrower and its Subsidiaries (A) with respect to performance bonds, surety bonds, appeal bonds, customs bonds or completion guaranties required in the ordinary course of business or in connection with the enforcement of rights or claims of the Borrower or any of its Subsidiaries and (B) with respect to appeal bonds in connection with judgments that do not result in a Default or an Event of Default;

(x) Indebtedness of the Borrower or any of its Subsidiaries which may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments and similar obligations in connection with the acquisition or disposition of assets in accordance with the requirements of this Agreement, so long as any such obligations are those of the Person making the respective acquisition or sale, and are not guaranteed by any other Person except as permitted by Section 10.04(vi);

(xi) unsecured subordinated Indebtedness of Holdings under Shareholder Subordinated Notes issued in connection with any redemption or repurchase of Holdings Common Stock pursuant to Section 10.03(v);

(xii) Indebtedness of the Credit Parties under the Senior Secured Notes Documents in an aggregate principal amount not to exceed $440,000,000 (as reduced by any payments of principal thereof after the Effective Date);

(xiii) Indebtedness of the Credit Parties under the Three-Year Credit Agreement in an aggregate principal amount not to exceed (when added to the amount of Indebtedness outstanding hereunder) the amount that the Borrower would be permitted to incur in accordance with the Senior Secured Notes Documents as in effect on the Effective Date;

(xiv) Indebtedness of the Borrower or any Subsidiary of the Borrower consisting of the financing of insurance premiums in the ordinary course of business;

(xv) additional unsecured Indebtedness of the Borrower, which may be guaranteed on an unsecured basis by the other Credit Parties, so long as (I) no Default or Event of Default exists at the time of incurrence or issuance thereof or would result therefrom, (II) Holdings shall be in compliance, on a Pro Forma Basis, with the financial covenant contained in Section 10.07 for the Calculation Period most recently ended on or prior to the date of the respective incurrence or issuance of such Indebtedness (determined after giving effect to such incurrence or issuance), (III) such Indebtedness is not subject to any scheduled amortization, mandatory redemption, mandatory repayment or mandatory prepayment, sinking fund or similar payment (other than, in each case, customary offers to repurchase upon a change of control and asset sale) or have a final maturity date, in either case prior to the date occurring six months following the Maturity Date and (IV) Holdings shall have delivered to the Administrative Agent a certificate from an Authorized Officer of Holdings certifying as to compliance with the requirements of preceding clauses (I) through (III) and containing the calculations (in reasonable detail) required by preceding clause (II);

(xvi) Indebtedness of Foreign Subsidiaries of the Borrower in an aggregate principal amount not to exceed $15,000,000 at any time outstanding (inclusive of any lines of credit in effect on the Effective Date); and

(xvii) so long as no Default or Event of Default then exists or would result therefrom, additional unsecured Indebtedness incurred by the Borrower and/or its Subsidiaries in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding.

10.05. Advances, Investments and Loans. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other Equity Interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an “Investment” and, collectively, “Investments”), except that the following shall be permitted:

(i) the Borrower and its Subsidiaries may (x) acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Borrower or such Subsidiary and (y) make cash advance loans, consumer oriented loans (including, without limitation, installment loans and other alternative consumer financing options) and automobile title loans to, their respective customers in the ordinary course of business and on a basis consistent with past practices;

(ii) Holdings and its Subsidiaries may acquire and hold cash and Cash Equivalents;

(iii) Holdings and its Subsidiaries may hold the Investments held by them on the Effective Date or made pursuant to binding commitments in effect on the Effective Date and (in each case) described on Schedule IX, provided that any additional Investments made with respect thereto shall be permitted only if permitted under the other provisions of this Section 10.05;

(iv) the Borrower and its Subsidiaries may acquire and own Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(v) the Borrower and its Subsidiaries may make loans and advances to their officers and employees in the ordinary course of business in an aggregate amount not to exceed $500,000 at any time (determined without regard to any write-downs or write-offs of such loans and advances);

(vi) Holdings and its Subsidiaries may acquire and hold obligations of their officers and employees in connection with such officers’ and employees’ acquisition of shares of Holdings Common Stock (so long as no cash is actually advanced by Holdings or any of its Subsidiaries in connection with the acquisition of such obligations);

(vii) the Borrower and its Subsidiaries may enter into Interest Rate Protection Agreements and Other Hedging Agreements to the extent permitted by Section 10.04(iii);

(viii) the Borrower and its Wholly-Owned Subsidiaries may make unsecured Intercompany Loans between or among one another, provided, however, Intercompany Loans by a Credit Party to a Wholly-Owned Foreign Subsidiary of the Borrower shall only be permitted so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) to the extent that the aggregate principal amount of Intercompany Loans made and then outstanding from the Credit Parties to Wholly-Owned Foreign Subsidiaries of the Borrower pursuant to this clause (viii), when added to the aggregate amount of cash capital contributions made by the Credit Parties to Wholly-Owned Foreign Subsidiaries of the Borrower pursuant to clause (ix) of this Section 10.05 and then outstanding, exceeds $10,000,000 (in either case, determined without regard to any write-downs or write-offs of any such Intercompany Loans or capital contributions), the amount of Consolidated Tangible Domestic Assets at such time (and immediately after giving effect to the respective Investment) shall equal or exceed two times the amount of the Total Loan Commitment at such time and (iii) at the time of the making of such Intercompany Loans and after giving effect thereto the sum of (I) the aggregate amount of Unrestricted cash and Cash Equivalents of the Borrower and the Subsidiary Guarantors at such time and (II) the Total Unutilized Loan Commitment at such time, shall equal or exceed $5,000,000;

(ix) (A) Holdings may make capital contributions to the Borrower and (B) the Borrower and its Wholly-Owned Subsidiaries may make cash capital contributions to their respective Wholly-Owned Subsidiaries, provided, however, that cash capital contributions made by a Credit Party to a Wholly-Owned Foreign Subsidiary of the Borrower shall only be permitted so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) to the extent that the aggregate principal amount of Intercompany Loans made and then outstanding from the Credit Parties to Wholly-Owned Foreign Subsidiaries of the Borrower pursuant to clause (viii) of this Section 10.05, when added to the aggregate amount of cash capital contributions made by the Credit Parties to Wholly-Owned Foreign Subsidiaries of the Borrower pursuant to this clause (ix) and then outstanding, exceeds $10,000,000 (in either case, determined without regard to any write-downs or write-offs of any such Intercompany Loans or capital contributions), the amount of Consolidated Tangible Domestic Assets at such time (and immediately after giving effect to the respective Investment) shall equal or exceed two times the amount of the Total Loan Commitment at such time and (iii) at the time of the making of such cash capital contribution and after giving effect thereto the sum of (I) the aggregate amount of Unrestricted cash and Cash Equivalents of the Borrower and the Subsidiary Guarantors at such time and (II) the Total Unutilized Loan Commitment at such time shall equal or exceed $5,000,000;

(x) Holdings and its Subsidiaries may own the Equity Interests of their respective Subsidiaries created or acquired in accordance with the terms of this Agreement (so long as all amounts invested in such Subsidiaries are independently justified under another provision of this Section 10.05);

(xi) CSO Obligations of the Borrower and its Subsidiaries, to the extent constituting Investments;

(xii) Contingent Obligations permitted by Section 10.04, to the extent constituting Investments;

(xiii) Permitted Acquisitions shall be permitted in accordance with the requirements of Section 9.16;

(xiv) the Borrower and its Subsidiaries may receive and hold promissory notes and other non-cash consideration received in connection with any asset sale permitted by Section 10.02(iv);

(xv) the Borrower and its Subsidiaries may make Investments (A) in the form of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits and (B) in the form of advances to customers or suppliers, in each case, in the ordinary course of business of the Borrower or such Subsidiary;

(xvi) Investments consisting of purchases and acquisitions of supplies, materials and equipment or purchases or contract rights or licenses of intellectual property, in each case in the ordinary course of business;

(xvii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower and its Subsidiaries may make Investments that are made in exchange for, or with the net cash proceeds from, the substantially concurrent sale of Equity Interests of Holdings permitted to be issued by it hereunder or a substantially concurrent cash capital contribution received by Holdings from its shareholders (other than, in either case, any such amounts that are received from a Subsidiary of Holdings), in each case to the extent that such amounts are not otherwise used to pay or make a Dividend under Section 10.03(v) or (vi) or make a payment under Section 10.09(iv)(b);

(xviii) the Borrower and its Subsidiaries may make Investments on any date in an amount not to exceed the Available Basket Amount on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Investment), so long as (v) no Default or Event of Default then exists or would result therefrom, (w) at the time that any such Investment is made (and immediately after giving effect thereto), Holdings shall be in compliance, on a Pro Forma Basis, with (A) the financial covenant contained in Section 10.07 and (B) a Modified Interest Coverage Ratio of at least 2.50:1.00, in each case for the Calculation Period most recently ended on or prior to the date of the respective Investment, (x) the amount of Consolidated Tangible Domestic Assets at such time (and immediately after giving effect to such Investment) shall equal or exceed two times the amount of the Total Loan Commitment at such time, (y) at the time of the making of such Investment and after giving effect thereto the sum of (I) the aggregate amount of Unrestricted cash and Cash Equivalents of the Borrower and the Subsidiary Guarantors at such time and (II) the Total Unutilized Loan Commitment at such time shall equal or exceed $5,000,000 and (z) prior to the making of such Investment, Holdings shall have delivered to the Administrative Agent a certificate executed by an Authorized Officer of Holdings, certifying to the best of such officer’s knowledge, compliance with the requirements of preceding clauses (v) through (y), and containing the calculations (in reasonable detail) required by preceding clause (w), (x) and (y);

(xix) [Reserved.];

(xx) in addition to Investments permitted by clauses (i) through (xix) of this Section 10.05, the Borrower and its Subsidiaries may make additional Investments to or in a Person in an aggregate amount for all Investments made pursuant to this clause (xx) (determined without regard to any write-downs or write-offs thereof), net of cash repayments of principal in the case of loans, sale proceeds in the case of Investments in the form of debt instruments and cash equity returns (whether as a distribution, dividend, redemption or sale) in the case of equity investments, not to exceed $10,000,000; and

(xxi) investments in Receivables pursuant to the Credit Documents.

All Investments made pursuant to this Section 10.05, to the extent constituting Intercompany Loans, shall satisfy the requirements of the definition of Intercompany Loans contained herein

10.06. Transactions with Affiliates. Holdings will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions with any Affiliate of Holdings or any of its Subsidiaries (each an “Affiliate Transaction”), unless: (1) such Affiliate Transaction is in the ordinary course of business and is on terms that are no less favorable to Holdings or the relevant Subsidiary than those that would have been obtained in a comparable transaction at the time in an arm’s length transaction with a Person who was not an Affiliate; (2) if such Affiliate Transaction or series of related Affiliate Transactions involves an amount in excess of $5,000,0000, the terms of such Affiliate Transaction or series of related Affiliate Transactions are set forth in writing and a majority of the non-employee directors of Holdings disinterested with respect to such Affiliate Transaction or series of related Affiliate Transactions has determined in good faith that the criteria set forth in preceding clause (1) are satisfied and has approved the relevant such Affiliate Transaction or series of related Affiliate Transactions as evidenced by a resolution of the Board of Directors of Holdings certified in writing by an Authorized Officer of Holdings; and (3) if such Affiliate Transaction or series of related Affiliate Transactions involves an amount in excess of $10,000,000, Holdings obtains an opinion as to the fairness to Holdings or such Subsidiary of such Affiliate Transaction or series of related Affiliate Transactions from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing or that such Affiliate Transaction or series of related Affiliate Transactions is no more restrictive to Holdings and its Subsidiaries than could reasonably be expected to be obtained at the time in comparable an arm’s length transaction with a Person who was not an Affiliate, except that the following in any event shall be permitted:

(i) Dividends may be paid to the extent provided in Section 10.03;

(ii) loans may be made and other transactions may be entered into by Holdings and its Subsidiaries to the extent permitted by Sections 10.02, 10.04 and 10.05;

(iii) customary fees, indemnities and reimbursements may be paid to non-officer directors of Holdings and its Subsidiaries;

(iv) Holdings may issue Holdings Common Stock and Qualified Preferred Stock;

(v) Holdings and its Subsidiaries may enter into, and may make payments under, employment agreements, employee benefits plans, stock option plans, indemnification provisions and other similar compensatory arrangements with officers, employees and directors of Holdings and its Subsidiaries in the ordinary course of business;

(vi) Subsidiaries of the Borrower may pay management fees, licensing fees and similar fees to the Borrower or to any Wholly-Owned Domestic Subsidiary of the Borrower that is a Subsidiary Guarantor;

(vii) the Borrower may reimburse the Sponsor for its reasonable out-of-pocket expenses incurred in connection with its providing management services to Holdings and its Subsidiaries in an aggregate amount not to exceed $250,000 in any fiscal year of Holdings;

(viii) Holdings and its Subsidiaries may enter into and perform their respective obligations under the Existing Affiliate Agreements as more particularly described on Schedule XI or as modified, amended or amended and restated by any modification, amendment or amendment and restatement (x) that, taken as a whole, is not more disadvantageous to the Lenders in any material respect than such agreement as it was in effect on the Effective Date or (y) made in compliance with clauses (1), (2) and (3) of the introductory paragraph of this Section 10.06, and agreements created after the Effective Date between Ad Astra Recovery Services, Inc. (“Ad Astra”) and Subsidiaries of Holdings that contain substantially identical or more advantageous terms to Holdings and its Subsidiaries to those agreements between Ad Astra and Subsidiaries of Holdings existing on the Effective Date;

(ix) transactions exclusively between or among the Borrower and/or its Wholly-Owned Subsidiaries so long as such transactions are not otherwise prohibited by this Agreement;

(x) on the Effective Date, the Borrower may reimburse the Sponsor for its reasonable out-of-pocket costs and expenses incurred in connection with the Transactions; and

(xi) Transactions consisting of contributions and sales of receivables to the SPV Borrower.

Notwithstanding anything to the contrary contained above in this Section 10.06, in no event shall Holdings or any of its Subsidiaries pay any management, consulting or similar fee to any of their respective Affiliates except as specifically provided in clauses (vi) and (vii) of this Section 10.06.

10.07. Financial Covenants. Holdings shall maintain the following financial covenants:

(c) Minimum Three-Month Rolling Average Monthly Excess Yield. The Trailing Excess Yield calculated as of the last day of each fiscal month shall not be less than 225%.

(d) Maximum Three-Month Rolling Average Monthly Net Loss. The Trailing Net Loss Rate calculated as of the last day of each fiscal month shall not be greater than 10%.

The determination of the financial covenants contained herein shall exclude any asset, liability, expense or income associated with Statement of Financial Accounting Standard No. 133.

10.08. [Reserved].

10.09. Modifications of Certificate of Incorporation, By-Laws, Certain Indebtedness and Certain Other Agreements, Payments on Certain Indebtedness, etc. Holdings will not, and will not permit any of its Subsidiaries to:

(i) amend, modify or change the any of its Organizational Documents (including, without limitation, by the filing or modification of any certificate or articles of designation), or any agreement entered into by it with respect to its capital stock or other Equity Interests (including any Shareholders’ Agreement and any Qualified Preferred Stock), or enter into any new agreement with respect to its capital stock or other Equity Interests, unless such amendment, modification, change or other action contemplated by this clause (i) could not reasonably be expected to be adverse to the interests of the Lenders in any material respect;

(ii) amend, modify or change any provision of (x) any Existing Affiliate Agreement or Management Agreement unless such amendment, modification or change could not reasonably be expected to be adverse in any material respect to the interests of the Lenders (although no amendment, modification or change may be made to any monetary term thereof except to reduce the amount thereof) or (y) any Tax Sharing Agreement or enter into any new tax sharing agreement, tax allocation agreement or similar agreement without the prior written consent of the Administrative Agent;

(iii) amend, modify or waive, or permit the amendment, modification or waiver of, any provision of any Shareholder Subordinated Note;

(iv) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of (including, in each case without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), any Permitted Unsecured Debt; provided, however, so long as no Default or Event of Default then exists or would result therefrom, the Borrower may prepay, redeem, repurchase or acquire Permitted Unsecured Debt (a) with the Net Debt Proceeds received by the Borrower from a new incurrence or issuance of Permitted Unsecured Debt after the Effective Date to the extent issued in accordance with the terms of this Agreement, (b) to the extent made in exchange for, or with the net cash proceeds from, the substantially concurrent sale of Equity Interests of Holdings permitted to be issued by it hereunder or a substantially concurrent cash capital contribution received by Holdings from its shareholders (other than, in either case, any such amounts that are received from a Subsidiary of Holdings), in each case to the extent that such amounts are not otherwise used to pay or make a Dividend under Sections 10.03(v) or (vi) or make an Investment under Section 10.05(xvii) or (c) in an amount not to exceed the Available Basket Amount on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of payment), so long as (i) at the time that any such prepayment, redemption, repurchase or acquisition is made (and immediately after giving effect thereto), Holdings shall be in compliance, on a Pro Forma Basis, with (A) the financial covenant contained in Section 10.07 and (B) a Modified Interest Coverage Ratio of at least 2.50:1.00, in each case for the Calculation Period most recently ended on or prior to the date of the respective prepayment, redemption, repurchase or acquisition, (ii) the amount of Consolidated Tangible Domestic Assets at such time (and immediately after giving effect to the respective payment) shall equal or exceed two times the amount of the Total Loan Commitment at such time, (iii) at the time of the making of such prepayment, redemption, repurchase or acquisition and after giving effect thereto the sum of (I) the aggregate amount of Unrestricted cash and Cash Equivalents of the Borrower and the Subsidiary Guarantors at such time and (II) the Total Unutilized Loan Commitment at such time shall equal or exceed $10,000,000 and (iv) prior to the making of such prepayment, redemption, repurchase or acquisition, Holdings shall have delivered to the Administrative Agent a certificate executed by an Authorized Officer of Holdings, certifying to the best of such officer’s knowledge, compliance with the requirements of preceding clauses (i) through (iii), and containing the calculations (in reasonable detail) required by such preceding clauses (i) through (iii);

(v) amend or modify, or permit the amendment or modification of, any provision of any Senior Secured Notes Document, the “Loan Documents” as defined in the Three-Year Credit Agreement, the Holdings Indenture or any document relating to any Permitted Unsecured Debt (other than (x) any such amendment or modification of any Senior Secured Notes Documents, the Holdings Indenture or the “Loan Documents” as defined in the Three-Year Credit Agreement that (A) makes the provisions thereof less restrictive on Curo Group Holdings Corp., Holdings and its Subsidiaries (including with respect to any representation, warranty, covenant, default or event of default), (B) reduces interest rates, commissions or fees paid (or to be paid) by Curo Group Holdings Corp., Holdings or any of its Subsidiaries in connection therewith, (C) extends the stated maturity of any Senior Secured Notes, notes issued pursuant to the Holdings Indenture or the Three-Year Credit Agreement, (D) reduces or eliminates any prepayment premiums or (E) makes conforming changes to the Senior Secured Notes Security Documents or the “Loan Documents” as defined in the Three-Year Credit Agreement as permitted by the

Intercreditor Agreement, in each case so long as no fees (or any economically equivalent payment) are paid to any lender, holder or other Person required to consent to, or otherwise approve, any such amendment or modification except to the extent permitted by the Intercreditor Agreement or (y) any such amendment or modification of any document relating to any Permitted Unsecured Debt to the extent that such Permitted Unsecured Debt in the amended or modified form would not be able to be issued or incurred at such time in accordance with the terms of Section 10.04(xv) and then only so long as no fees (or any economically payment) are made to any lender, holder or other Person required to consent to, or otherwise approve, any such amendment or modification); or

(vi) make (or give any notice in respect of) any principal, interest or other payment on, or any redemption or acquisition for value of any Shareholder Subordinated Note, except to the extent permitted by Section 10.03(v).

10.10. Limitation on Certain Restrictions on Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other Equity Interest or participation in its profits owned by Holdings or any of its Subsidiaries, or pay any Indebtedness owed to Holdings or any of its Subsidiaries, (b) make loans or advances to Holdings or any of its Subsidiaries or (c) transfer any of its properties or assets to Holdings or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law and any applicable rule, regulation or order, (ii) this Agreement and the other Credit Documents, (iii) the Senior Secured Notes Documents, (iv) customary provisions restricting subletting or assignment of any lease governing any leasehold interest of Holdings or any of its Subsidiaries, (v) customary provisions restricting assignment of any licensing agreement (in which Holdings or any of its Subsidiaries is the licensee) or other contract entered into by Holdings or any of its Subsidiaries in the ordinary course of business, (vi) restrictions on the transfer of any asset pending the close of the sale of such asset, (vii) any agreements in effect or entered into on the Effective Date, including agreements governing Existing Indebtedness as in effect on the Effective Date, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof to the extent permitted hereunder; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in the agreements governing such Indebtedness as in effect on the Effective Date, (viii) customary provisions limiting the disposition or distribution of assets or property in partnership, joint venture, asset sale agreements, stock sale agreements and other similar agreements, which limitation is applicable only to the assets that are the subject of such agreements, (ix) any such encumbrance or restriction with respect to any Foreign Subsidiary of Holdings pursuant to an agreement governing Indebtedness incurred by such Foreign Subsidiary, (A) if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially more restrictive than the encumbrances and restrictions contained in the agreements described in clauses (ii) and (vii) above (as determined in good faith by Holdings), or (B) if such encumbrance or restriction is not materially more restrictive than is customary in comparable financings (as determined in good faith by Holdings) and either (I) Holdings determines in good faith that such encumbrance or restriction will not materially affect the Borrower’s ability to make the principal, interest or fee payments on the Loans or (II) such encumbrance or restriction applies only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness, (x) restrictions on cash or other deposits or net worth imposed by landlords, suppliers and customers under contracts entered into in the ordinary course of business, and (xi) restrictions on the transfer of any asset subject to a Lien permitted by Section 10.01(iii), (vi), (vii), (xiv), (xvii) or (xviii).

10.11. Limitation on Issuance of Equity Interests. (a) Holdings will not, and will not permit any of its Subsidiaries to, (x) issue (i) any Preferred Equity (other than Qualified Preferred Stock issued by Holdings) or (ii) any redeemable common stock or other redeemable common Equity Interests other than common stock or other redeemable common Equity Interests that is or are redeemable at the sole option of Holdings or such Subsidiary, as the case may be, or (y) convert shares of Qualified Preferred Stock into shares of Holdings Common Stock to the extent that such conversion would require Holdings or any of its Subsidiaries to make a cash payment to the holders of the Qualified Preferred Stock (whether in respect of accrued and unpaid dividends or otherwise), unless such cash payment would otherwise be permitted under Section 10.03.

(b) Holdings will not permit any of its Subsidiaries to issue any capital stock or other Equity Interests (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock or other Equity Interests, except (i) for transfers and replacements of then outstanding shares of capital stock or other Equity Interests, (ii) for stock splits, stock dividends and other issuances which do not decrease the percentage ownership of Holdings or any of its Subsidiaries in any class of the capital stock or other Equity Interests of such Subsidiary, (iii) in the case of Foreign Subsidiaries of Holdings, to qualify directors to the extent required by applicable law and for other nominal share issuances to Persons other than Holdings and its Subsidiaries to the extent required under applicable law, and (iv) for issuances by Subsidiaries of the Borrower which are newly created or acquired in accordance with the terms of this Agreement.

10.12. Business; etc. (a) Holdings will not, and will not permit any of its Subsidiaries to, engage directly or indirectly in any business other than the businesses engaged in by Holdings and its Subsidiaries as of the Effective Date and reasonable extensions thereof and businesses ancillary, substantially related, incidental or complimentary thereto.

(b) Notwithstanding the foregoing or anything else in this Agreement to the contrary, Holdings will not engage in any business or own any significant assets or have any material liabilities other than (i) (x) its ownership of the capital stock of the Borrower and (y) holding up to $500,000 of cash and Cash Equivalents in the aggregate at any time and (ii) those liabilities which it is responsible for under this Agreement and the other Documents to which it is a party and in respect of any Shareholder Subordinated Notes issued by it, provided that Holdings may engage in those activities that are incidental to (x) the maintenance of its existence in compliance with applicable law and (y) legal, tax and accounting matters in connection with any of the foregoing activities.

10.13. Limitation on Creation of Subsidiaries. (a) Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Effective Date any Subsidiary (other than Foreign Subsidiaries and Non-Wholly Owned Domestic Subsidiaries permitted to be established, created or acquired in accordance with the requirements of Section 10.13(b)), provided that the Borrower and its Wholly-Owned Domestic Subsidiaries shall be permitted to establish, create and, to the extent permitted by this Agreement, acquire Wholly-Owned Domestic Subsidiaries, so long as, in each case, (i) at least 10 Business Days’ prior written notice thereof is given to the Administrative Agent (or such shorter period of time as is acceptable to the Administrative Agent in any given case), (ii) the capital stock or other Equity Interests of such new Subsidiary are promptly pledged pursuant to, and to the extent required by, this Agreement and the Pledge Agreement and the certificates, if any, representing such stock or other Equity Interests, together with stock or other appropriate powers duly executed in blank, are delivered to the Collateral Agent, (iii) each such new Wholly-Owned Domestic Subsidiary executes a counterpart of or joinder to the Subsidiaries Guaranty, the Security Agreement, the Pledge Agreement and the Intercreditor Agreement, and (iv) each such new Wholly-Owned Domestic Subsidiary, to the extent requested by the Administrative Agent or the Required Lenders, takes all actions required pursuant to Section 9.12. In addition, each new Wholly-Owned Subsidiary that is required to execute any Credit Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation (including opinions of counsel) of the type described in Section 6 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Effective Date.

(b) In addition to Subsidiaries of the Borrower created pursuant to preceding clause (a), the Borrower and its Subsidiaries may establish, acquire or create, and make Investments in, Foreign Subsidiaries and Non-Wholly Owned Domestic Subsidiaries as a result of Permitted Acquisitions (subject to the limitations contained in the definition thereof) and Investments expressly permitted to be made pursuant to Section 10.05, provided that (i) all of the capital stock or other Equity Interests of each such Foreign Subsidiary and Non-Wholly Owned Domestic Subsidiary shall be pledged by any Credit Party which owns same as, and to the extent, required by the Pledge Agreement, and (ii) each such Non-Wholly Owned Domestic Subsidiary shall take the actions specified in Section 10.13(a) to the same extent that such Non-Wholly Owned Domestic Subsidiary would have been required to take if it were a Wholly-Owned Domestic Subsidiary of the Borrower.

(c) (c) Notwithstanding anything to the contrary contained in this Agreement, Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Effective Date any Unrestricted Subsidiary, except to the extent that (i) such establishment, creation or acquisition constitutes an Investment permitted under Section 10.05(xviii), (ii) such Unrestricted Subsidiary meets all of the requirements of the definition thereof and (iii) the Equity Interests of such Unrestricted Subsidiary, to the extent owned by a Credit Party, is promptly pledged pursuant to, and to the extent required by, the Pledge Agreement and the certificates, if any, representing such Equity Interests, together with stock or other appropriate powers duly executed in blank, are delivered to the Collateral Agent.

10.14. Anti-Terrorism Law; Anti-Money Laundering. (a) Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, (i) knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in Section 8.17(b), (ii) knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, or (iii) knowingly engage in or conspire to engage in any transaction that violates, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and Holdings or the Borrower shall deliver to the Lenders any certification or other evidence reasonably requested from time to time by any Lender, confirming Holdings’ and its Subsidiaries’ compliance with this Section 10.14).

(b) Holdings will not, and will not permit any of its Subsidiaries to, cause or permit any of the funds of Holdings or any of its Subsidiaries that are used to repay the Loans to be derived from any unlawful activity with the result that the making of the Loans would be in violation of any applicable law.

10.15. Embargoed Person. Holdings will not, and will not permit any of its Subsidiaries to, cause or permit (a) any of the funds or properties of Holdings or any of its Subsidiaries that are used to repay the Loans to constitute property of, or be beneficially owned directly or indirectly by, any Person subject to sanctions or trade restrictions under United States law (“Embargoed Person” or “Embargoed Persons”) that is identified on (1) the “List of Specially Designated Nationals and Blocked Persons” maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or any applicable law promulgated thereunder, with the result that the investment in Holdings or any of its Subsidiaries (whether directly or indirectly) is prohibited by any applicable law, or the Loans made by the Lenders would be in violation of any applicable law, or (2) the Executive Order, any related enabling legislation or any other similar Executive Orders or (b) any Embargoed Person to have any direct or indirect interest, in Holdings or any of its Subsidiaries, with the result that the investment in Holdings or any of its Subsidiaries (whether directly or indirectly) is prohibited by any applicable law or the Loans are in violation of any applicable law.

10.16. Right of First Refusal. In the event Holdings or any of its Subsidiaries (any such Person, a “New Borrower ”) undertakes to enter into an additional or subsequent credit facility (the “New Credit Facility”), Administrative Agent and its designees shall have a right of first refusal (but not an obligation) to provide such New Credit Facility on the same material terms and conditions (as such term is described below) as would be provided by such third parties or on terms and conditions no less favorable (as mutually agreed by Administrative Agent and the New Borrower) to the New Borrower than would be provided by such third-party, pursuant to the following terms:

(a) The Borrower shall provide Administrative Agent written notice (a “New Credit Facility ROFR Notice”) describing the New Credit Facility and the terms and conditions thereof (collectively, the “New Credit Facility Opportunity”). The Administrative Agent and its designees shall have ten (10) days from the date of the Administrative Agent’s receipt of a New Credit Facility ROFR Notice to agree to provide such New Credit Facility pursuant to the New Credit Facility Opportunity.

(b) If the Administrative Agent and its designees fail to exercise such right of first refusal within said ten (10)-day period with respect to the New Credit Facility Opportunity, then the New Credit Facility Opportunity may be offered to a third-party upon terms and conditions that are substantially comparable or more favorable to (including economic terms that are substantially identical or more favorable to) the New Borrower than, the material terms and conditions as are specified in the applicable New Credit Facility ROFR Notice. Such “material terms and conditions” will include (1) aggregate principal amount, (2) pricing (including, without limitation, interest rate; closing, commitment, structuring, arrangement or similar fees; and original issue discount) and payment terms, (3) term and/or duration, and (4) financial covenants, borrowing base or availability, material conditions to borrowing, and similar restrictions. In the event the New Credit Facility Opportunity has not been consummated within the one hundred eighty (180)-day period from the date of the applicable New Credit Facility ROFR Notice, the New Credit Facility Opportunity may not be offered by the Borrower to any third-party without again offering such New Credit Facility Opportunity to the Administrative Agent in the manner provided above. Notwithstanding the foregoing to the contrary, unless the proceeds of any such New Credit Facility Opportunity shall be used promptly to repay in full in cash all Obligations, the provisions of this Section 10.16 shall be subject to the restrictions contained in Sections 10.02 and 10.04 hereof.

(c) No obligations by Holdings or any of its Subsidiaries shall exist under this Section 10.16 to provide the Administrative Agent with a right of first refusal with respect to such New Credit Facility Opportunity if the all-in cost of capital with respect to any New Credit Facility Opportunity, as determined by Borrower in good faith, is less than eight percent (8%) per annum. In addition, such right shall not apply to any indebtedness issued to the holders of the 12.00% Senior Cash Pay Notes due 2017 issued pursuant to the Indenture dated as of February 14, 2013 (the “Holdings Indenture”) between Wilmington Trust, National Association, as Trustee, and Speedy Group Holdings Corp. as the Issuer or the Senior Secured Notes in connection with a purchase of, or tender offer, exchange offer for or other extinguishment of any such existing bonds.

(d) The rights under this Section 7.16 shall terminate upon the earlier to occur of (i) the termination of the Obligations and (ii) a Change of Control of the Borrower; provided that if the Obligations are terminated by a capital contribution from Borrower’s direct or indirect parent, this Section 7.16 shall terminate six (6) months after the date of such capital contribution.

10.17. Indenture Amendments. Except as otherwise permitted by Section 10.09, Holdings will not materially amend, modify or supplement the Holdings Indenture nor the Intermediate Indenture without the prior written consent of the Administrative Agent, which may be provided in its sole discretion.

SECTION 11. Events of Default.

Upon the occurrence of any of the following specified events (each, an “Event of Default”):

11.01. Payments. The Borrower shall (a) default in the payment when due of any principal of any Loan or any Note or (b) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or Note or any Fees or any other amounts owing hereunder or under any other Credit Document; or

11.02. Representations, etc. Any representation, warranty or statement in the nature of a representation or warranty and not covered by one of the other subsections in this Article 11 made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered to the Administrative Agent, the Collateral Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made (it being understood that to the extent that any representation, warranty or statement is qualified by materiality or reference to Material Adverse Effect, such representation, warranty or statement shall prove to be untrue or incorrect in any respect on the date as of which made or deemed made); or

11.03. Covenants. Holdings or any of its Subsidiaries shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.01, 9.02(c), 9.08, 9.11, 9.16, 9.18, 9.20 or Section 10 (other than Section 10.07), (b) default in the due performance or observance by it of any term, covenant or agreement contained in Section 10.07 and such default (in the case of this clause (b) only) shall continue unremedied for a period of thirty (30) days after written notice thereof to the defaulting party by the Administrative Agent or the Required Lenders or after the date on which such default should reasonably have known or been aware of by the defaulting party or (c) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than those set forth in Sections 11.01, 11.02 and 11.16) and such default (in the case of this clause (c) only) shall continue unremedied for a period of fifteen (15) days after written notice thereof to the defaulting party by the Administrative Agent or the Required Lenders or after the date on which such default should reasonably have known or been aware of by the defaulting party; or

11.04. Default Under Other Agreements. (i) Holdings or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in an instrument or agreement under which such Indebtedness was created, (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (z) allow an “Event of Default” under and as defined in Three-Year Credit Agreement to occur and be continuing or (ii) any Indebtedness (other than the Obligations) of Holdings or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 11.04 unless, for any Indebtedness other than the Three-Year Credit Facility, the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $10,000,000; or

11.05. Bankruptcy, etc. Holdings or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against Holdings or any of its Subsidiaries, and the petition is not controverted within 15 days, or is not dismissed within 60 days after the filing thereof, provided, however, that during the pendency of such period, each Lender shall be relieved of its obligation to extender credit hereunder; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries, to operate all or any substantial portion of the business of Holdings or any of its Subsidiaries, or Holdings or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries, or there is commenced against Holdings or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days after the filing thereof, or Holdings or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any Company action is taken by Holdings or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

11.06. ERISA. (a) Holdings or any Subsidiary of Holdings or any ERISA Affiliate shall fail to make any required contribution to any Plan under the Pension Funding Rules, a determination shall have been made that any Plan is, or is expected to be, considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA or that any Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is in endangered or critical status under Section 305 of ERISA, a Reportable Event shall have occurred, Holdings or any Subsidiary of Holdings or any ERISA Affiliate who is a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, Holdings or any Subsidiary of Holdings or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Code, or Holdings or any Subsidiary of Holdings has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, a “default,” within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect; or

11.07. Security Documents. Any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral (other than immaterial portions of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 10.01), and subject to no other Liens (except as permitted by Section 10.01), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond the period of grace, if any, specifically applicable thereto pursuant to the terms of such Security Document (or, if no period of grace is specifically applicable thereto, such default shall continue for a period of 30 days); or

11.08. Guaranties. Any Guaranty or any provision thereof shall cease to be in full force or effect as to any Guarantor (except as a result of a release of any Subsidiary Guarantor in accordance with the terms thereof), or any Guarantor or any Person acting for or on behalf of such Guarantor shall deny or disaffirm such Guarantor’s obligations under the Guaranty to which it is a party or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty to which it is a party; or

11.09. Judgments. One or more judgments or decrees shall be entered against Holdings or any Subsidiary of Holdings involving in the aggregate for Holdings and its Subsidiaries a liability (not paid or to the extent not covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments equals or exceeds $10,000,000; or

11.10. Change of Control. A Change of Control shall occur; or

11.11. Intercreditor Agreement. The Intercreditor Agreement or any provision thereof shall cease to be in full force or effect (except in accordance with its terms), any of Holdings, any direct or indirect parent thereof or any Subsidiary shall deny or disaffirm its respective obligations thereunder or any party thereto shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the terms thereof; or

11.12. Regulatory Trigger Event. The occurrence of any Regulatory Trigger Event or any other regulatory event, regulatory change or pending or threatened (in writing) proceeding that could reasonably be expected to cause the Borrower or any Guarantor to be unable to comply with any of its financial covenants or questions its ability to remain a going concern; or

11.13. Collateral Performance. A Level II Trigger Event shall occur and be continuing; or

11.14. Suspension of Activities. Any of Holdings or any of its Subsidiaries liquidates, dissolves, terminates or suspends its business operations or otherwise fails to operate its business in the ordinary course whether done voluntarily or pursuant to a court, regulatory or other order or directive; or

11.15. Key Person Event. Don Gayhardt (along with his permitted successors as determined hereunder, a “ Key Person”) shall, at any time for any reason, cease to be the employed by the Borrower Parties in the same position and with duties substantially similar to those held as of the Effective Date, unless a replacement (with, other than in the case of a Pre-Approved Replacement, the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed) shall have been appointed and employed (including on an interim basis) within ninety (90) days of such Key Person’s cessation of such employment; or

11.16. Backup Servicing Agreement. The Backup Servicing Agreement or any provision thereof shall cease to be in full force or effect; or

11.17. Minimum Liquidity. Borrower, together with its consolidated Subsidiaries, shall fail to maintain cash and Cash Equivalents at any one time in an amount equal to or greater than $25,000,000.

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 11.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice):  (i) declare the Total Loan Commitment terminated, whereupon the Loan Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; and (iii) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

SECTION 12. The Administrative Agent.

12.01. Appointment. The Lenders hereby irrevocably designate and appoint Victory Park Management, LLC as Administrative Agent (for purposes of this Section 12 and Section 13.01, the term “Administrative Agent” also shall include Victory Park Management, LLC in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its respective duties hereunder by or through its officers, directors, agents, employees or affiliates.

12.02. Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender; and nothing in this Agreement or in any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

12.03. Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holdings and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of Holdings or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of Holdings or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

12.04. Certain Rights of the Administrative Agent. If the Administrative Agent requests instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

12.05. Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.

12.06. Indemnification. To the extent the Administrative Agent (or any affiliate thereof) is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Administrative Agent (and any affiliate thereof) in proportion to their respective “percentage” as used in determining the Required Lenders (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any affiliate thereof) in performing its duties hereunder or under any other Credit Document or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

12.07. The Administrative Agent in its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a “Lender” and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term “Lender,” “Required Lenders,” “holders of Notes” or any similar terms shall, unless the context clearly indicates otherwise, include the Administrative Agent in its respective individual capacities. The Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

12.08. [RESERVED]

12.09. Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days’ prior written notice to the Lenders and, unless a Default or an Event of Default under Section 11.05 then exists, the Borrower. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

(b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower, which acceptance shall not be unreasonably withheld or delayed (provided that the Borrower’s approval shall not be required if an Event of Default then exists).

(c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed, provided that the Borrower’s consent shall not be required if an Event of Default then exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

(d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent’s resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

(e) Upon a resignation of the Administrative Agent pursuant to this Section 12.09, the Administrative Agent shall remain indemnified to the extent provided in this Agreement and the other Credit Documents and the provisions of this Section 12 (and the analogous provisions of the other Credit Documents) shall continue in effect for the benefit of the Administrative Agent for all of its actions and inactions while serving as the Administrative Agent.

12.10. Collateral Matters.(a) Each Lender authorizes and directs the Collateral Agent to enter into the Security Documents and the Intercreditor Agreement for the benefit of the Lenders and the other Secured Creditors. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Security Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

(b) The Lenders hereby authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral (i) upon termination of the Loan Commitments and payment and satisfaction of all of the Obligations (other than inchoate indemnification obligations) at any time arising under or in respect of this Agreement or the Credit Documents or the transactions contemplated hereby or thereby, (ii) constituting property being sold or otherwise disposed of (to Persons other than

Holdings and its Subsidiaries) upon the sale or other disposition thereof in compliance with Section 10.02, (iii) if approved, authorized or ratified in writing by the Required Lenders (or all of the Lenders hereunder, to the extent required by Section 13.12) or (iv) as otherwise may be expressly provided in the relevant Security Documents. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 12.10.

(c) The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Credit Party or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 12.10 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

12.11. Delivery of Information. The Administrative Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Administrative Agent from any Credit Party, any Subsidiary, the Required Lenders, any Lender or any other Person under or in connection with this Agreement or any other Credit Document except (i) as specifically provided in this Agreement or any other Credit Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Administrative Agent at the time of receipt of such request and then only in accordance with such specific request.

SECTION 13. Miscellaneous.

13.01. Expenses; Indemnity; Damage Waiver. (a) The Borrower agrees to pay promptly upon demand:

(i) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, the Collateral Agent, and each Senior Participant, in connection with any Senior Participations of the Loans and the preparation, negotiation, execution and delivery of the Senior Participation Agreements;

(ii) all costs and expenses incurred by the Administrative Agent and/or the Collateral Agent, including the fees, charges and disbursements of Advisors for the Administrative Agent and the Collateral Agent, in connection with any action, claim, suit, litigation, investigation, inquiry or proceeding affecting the Collateral or any part thereof, in which action, claim, suit, litigation, investigation, inquiry or proceeding the Administrative Agent or the Collateral Agent is made a party or participates or in which the right to use the Collateral or any part thereof is threatened, or in which it becomes necessary in the judgment of the Administrative Agent or the Collateral Agent to defend or uphold the Liens granted by the Security Documents (including any action, claim, suit, litigation, investigation, inquiry or proceeding to establish or uphold the compliance of the Collateral with any Requirements of Law );

(iii) all costs and expenses incurred by the Administrative Agent and the Lenders, including, without limitation, the fees, charges and disbursements of (A) Advisors to the Administrative Agent (B) one set of Advisors to the Lenders as group counsel for all of the Lenders together (although any such Lender shall be entitled to retain separate counsel to the extent that such Lender has, in good faith (and based on advice of counsel for such Lender), reasonably determined that its interests conflict sufficiently with those of the other Lenders to warrant the employment of separate counsel for such Lender, incurred after the occurrence of any Event of Default in connection with the enforcement or protection of its rights under the Credit Documents, including its rights under this Section 13.01(a), or in connection with the Loans made hereunder and the collection of the Secured Obligations, including all such costs and expenses incurred (x) during any workout, restructuring or negotiations in respect of the Obligations or the Guaranteed Obligations and (y) in connection with any monitoring, evaluation, observation, appraisal or assessment of Holdings and its Subsidiaries and/or the Collateral;

(iv) any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (including interest, fines, penalties and additions with respect to any of the foregoing) arising from any payment made or required to be made under any Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Credit Document; and

(v) any costs and expenses of Administrative Agent in connection with any audits and inspections in accordance with this Agreement, any Senior Participation Agreement and any other Credit Documents, which such audits and inspections may be conducted up to four (4) times in any single calendar year, in an amount not to exceed $200,000 in the aggregate for all such audits and inspections; provided, upon the occurrence of an Event of Default, no such limit shall apply.

(b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, each Lender and each of their respective Related Persons (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, all reasonable out-of-pocket costs and any and all losses, claims, damages, liabilities, fees, fines, penalties, actions, judgments, suits and related expenses, including reasonable Advisors fees, charges and disbursements (collectively, “Section 13.01 Claims”), incurred by, imposed on or asserted against any Indemnitee, directly or indirectly, arising out of, in any way connected with, or as a result of (i) the execution, delivery, performance, administration or enforcement of the Credit Documents or any agreement or instrument contemplated thereby or the performance by the parties thereto of their respective obligations thereunder, (ii) any actual or proposed use of the proceeds of the Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, (iv) any actual or alleged presence or Release or threatened Release of Hazardous Materials, on, at, under or from any property owned, leased or operated by Holdings or any of its Subsidiaries or Unrestricted Subsidiaries at any time, or any Environmental Claim or threatened Environmental Claim related in any way to Holdings or any of its Subsidiaries or Unrestricted Subsidiaries, (v) any past, present or future non-compliance with, or violation of, Environmental Laws or Environmental Permits applicable to Holdings or any of its Subsidiaries or Unrestricted Subsidiaries, or the business of Holdings or any of its Subsidiaries or Unrestricted Subsidiaries, or any property presently or formerly owned, leased, or operated by Holdings or any of its Subsidiaries or Unrestricted Subsidiaries or their respective predecessors in interest, (vi) the environmental condition of any property owned, leased, or operated by Holdings or any of its Subsidiaries or Unrestricted Subsidiaries at any time, or the applicability of any Requirements of Law relating to such property, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Holdings or any of its Subsidiaries or Unrestricted Subsidiaries, (vii) the imposition of any environmental Lien encumbering any Real Property owned, leased or operated at any time by Holdings or any of its Subsidiaries or Unrestricted Subsidiaries, (viii) the consummation of the Transaction and the other transactions contemplated hereby or (ix) any actual or prospective action, claim, suit, litigation, investigation, inquiry or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or otherwise, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have directly resulted solely from the gross negligence or willful misconduct of such Indemnitee.

(c) The Borrower agrees that, without the prior written consent of the Administrative Agent and any affected Lender, which consent(s) will not be unreasonably withheld, neither Holdings nor any of its Subsidiaries will enter into any settlement of a Section 13.01 Claim in respect of the subject matter of clauses (i) through (ix) of Section 13.01(b) unless such settlement includes an explicit and unconditional release from the party bringing such Section 13.01 Claim of all Indemnitees.

(d) The provisions of this Section 13.01 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the Transaction and the other transactions contemplated hereby, the repayment of the Loans, Obligations and Guaranteed Obligations, the release of any Guarantor or of all or any portion of the Collateral, the expiration of the Loan Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender. All amounts due under this Section 13.01 shall be accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

(e) To the fullest extent permitted by applicable Requirements of Law , no Credit Party shall assert, and each Credit Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, exemplary, consequential, or punitive damages (including any loss of profits, business or anticipated savings) arising out of, in connection with, or as a result of, any Credit Document or any agreement or instrument contemplated hereby or thereby, the Transaction, any Loan or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with the Credit Documents or the transactions contemplated hereby or thereby.

(f) All amounts due under this Section 13.01 shall be payable not later than 10 days after demand therefor.

(g) This Section 13.01 shall not apply to Taxes to the extent duplicative of Section 5.04.

13.02. Right of Setoff. (a) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Administrative Agent or such Lender (including, without limitation, by branches and agencies of the Administrative Agent or such Lender wherever located) to or for the credit or the account of Holdings or any of its Subsidiaries against and on account of the Obligations and liabilities of the Credit Parties to the Administrative Agent or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.04(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

(b) NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO LENDER SHALL EXERCISE A RIGHT OF SETOFF, LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED LENDERS OR APPROVED IN WRITING BY THE ADMINISTRATIVE AGENT, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED LENDERS OR THE ADMINISTRATIVE AGENT SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT HEREUNDER.

13.03. Notices; etc. (a) Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or cable communication) and mailed, telegraphed, telecopied, cabled or delivered:  if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to any Lender, at its address specified on Schedule II; and if to the Administrative Agent, at the Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telecopier, except that notices and communications to the Administrative Agent and the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be.

(b) Notices and other communications to the Lenders hereunder may (subject to Section 13.03(d)) be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender has notified the Administrative Agent (in a manner set forth in Section 13.03(a)) that it is incapable of receiving notices under either such Section by electronic communication. The Administrative Agent, the Collateral Agent or the Borrower may, in their respective sole discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures, respectively, approved by it (including as set forth in Section 13.03(d)); provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (including by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Any party hereto may change its address, telecopier number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

(d) Each of Holdings and the Borrower hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Credit Document, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a conversion of an existing, Borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications, collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at szemnick@vpcadvisors.com or at such other e-mail address(es) provided to Holdings and the Borrower by the Administrative Agent from time to time or in such other form, including hard copy delivery thereof, as the Administrative Agent shall require. In addition, each of Holdings and the Borrower agrees to continue to provide the Communications to the Administrative Agent in the manner specified in this Agreement or any other Credit Document or in such other form, including hard copy delivery thereof, as the Administrative Agent shall require. Nothing in this Section 13.03 shall prejudice the right of the Administrative Agent, the Collateral Agent, any Lender or any Credit Party to give any notice or other communication pursuant to this Agreement or any other Credit Document in any other manner specified in this Agreement or any other Credit Document or as any of the Administrative Agent, the Collateral Agent or any Lender.

To the extent consented to by the Administrative Agent in writing from time to time, the Administrative Agent agrees that receipt of the Communications by the Administrative Agent at its e-mail address(es) set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Credit Documents; provided that Holdings or Borrower shall also deliver to the Administrative Agent an executed original of each compliance certificate required to be delivered hereunder.

Each of Holdings and the Borrower further agrees that the Administrative Agent may make the Communications available to the Collateral Agent and by posting the Communications on IntraLinks, SyndTrak or a substantially similar electronic transmission system (the “ Platform”). The Platform is provided “as is” and “as available.” The Administrative Agent does not warrant the accuracy or completeness of the Communications or the adequacy of the Platform and expressly disclaims liability for errors or omissions in the communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any of the Administrative Agent, the Collateral Agent or any Lender in connection with the Communications or the Platform.

13.04. Benefit of Agreement; Assignments; Participations. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, neither Holdings nor the Borrower may assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of the Lenders and, provided further, that, although any Lender may transfer, assign or grant participations in its rights hereunder to any Person (other than Holdings or any Subsidiary or Affiliate thereof or a natural person), such Lender shall remain a “Lender” for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Sections 2.13 and 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a “Lender” hereunder and (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. No Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees payable hereunder), or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Loan Commitment shall not constitute a change in the terms of such participation, and that an increase in any Loan Commitment (or the available portion thereof) or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (ii) consent to the assignment or transfer by Holdings or the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of (x) the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) or (y) the Guarantors under the Guaranties (except as expressly provided in the Credit Documents), in either case supporting the Loans hereunder in which such participant is participating. Each participant shall be entitled to the benefits of Section 5.04 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.04(b); provided that (i) a participant shall not be entitled to receive any greater payment under Sections 5.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the prior written consent of the Borrower (which consent shall not be unreasonably withheld) and (ii) a participant shall not be entitled to the benefits of Section 5.04 unless participant agrees, for the benefit of the Borrower, to comply with Sections 5.04(c) and (d) as though it were a Lender by providing such required documentation to the Borrower. To the extent permitted by Requirements of Law , each participant also shall be entitled to the benefits of Section 13.02 as though it were a Lender; provided that such participant agrees in writing to be subject to Sections 13.02(b) and 13.06 as though it were a Lender. Each Lender shall, acting for this purpose as an agent of the Borrower, maintain at one of its offices a register for the recordation of the names and addresses of its participants, and the amount and terms of its participations; provided that no Lender shall be required to disclose or share the information contained in such register with the Borrower or any other Person, except as required by applicable Requirements of Law . Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each

Participant’s interest in the Loans or under this Agreement. The entries in the participant register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the participant register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as the Administrative Agent) shall have no responsibility for maintaining a participant register.

(b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Loan Commitment and related outstanding Obligations (or, if its Loan Commitment has terminated, outstanding Obligations) hereunder to (i)(A) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (B) to one or more other Lenders or any affiliate of any such other Lender which is at least 50% owned by such other Lender or its parent company (provided that any fund that invests in loans and is managed or advised by the same investment advisor of another fund which is a Lender (or by an Affiliate of such investment advisor) shall be treated as an affiliate of such other Lender for the purposes of this sub-clause (x)(i)(B)), or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of any Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $1,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Loan Commitments and related outstanding Obligations (or, if the Loan Commitment has terminated, outstanding Obligations) hereunder to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that (i) at such time, Schedule I shall be deemed modified to reflect the Loan Commitments and/or outstanding Loans, as the case may be, of such new Lender and of the existing Lenders, (ii) upon the surrender of the relevant Notes by the assigning Lender (or, upon such assigning Lender’s indemnifying the Borrower for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Borrower’s expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 2.05 (with appropriate modifications) to the extent needed to reflect the revised Loan Commitments and/or outstanding Loans, as the case may be, (iii) the consent of the Administrative Agent and, so long as no Default or Event of Default then exists, the Borrower, shall be required in connection with any such assignment pursuant to clause (y) above (such consent, in any case, not to be unreasonably withheld, delayed or conditioned), (iv) unless waived by the Administrative Agent, the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500; provided that such fee shall not be payable in the case of an assignment by any Lender pursuant to clause (x) above and (v) no such transfer or assignment will be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.15. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Loan Commitment and outstanding Loans. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Borrower the appropriate Internal Revenue Service Forms and any other documentation described in Sections 5.04(c) and (d). To the extent that an assignment of all or any portion of a Lender’s Loan Commitment and related outstanding Obligations pursuant to this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 5.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs to such assignee Lender (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

(c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with prior notification to the Administrative Agent (but without the consent of the Administrative Agent or the Borrower), any Lender which is a fund may pledge all or any portion of its Loans and Notes to its trustee or to a collateral agent providing credit or credit support to such Lender in support of its obligations to such trustee, such collateral agent or a holder of such obligations, as the case may be. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

(d) Any Lender which assigns all of its Loan Commitment and/or Loans hereunder in accordance with Section 13.04(b) shall cease to constitute a “Lender” hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 5.04, 12.06, 13.01 and 13.06), which shall survive as to such assigning Lender.

13.05. No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, the Collateral Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and the Administrative Agent, the Collateral Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, the Collateral Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Collateral Agent or any Lender to any other or further action in any circumstances without notice or demand.

13.06. Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, the Administrative Agent shall distribute such payment to the Lenders entitled thereto (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

(b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lenders, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

(c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

13.07. Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Holdings to the Lenders); provided that, (i) compliance with Section 9.16 and Sections 10.03(ix), 10.04(xv), 10.05(xviii) and 10.07 shall utilize GAAP and policies in conformity with those used to prepare the audited financial statements of Holdings for its fiscal year ended December 31, 2015, (ii) notwithstanding anything to the contrary contained herein, all financial statements to be delivered hereunder shall be prepared, and all financial covenants contained herein or in any other Credit Document shall be calculated, in each case, without giving effect to any election under FASB ASC 825 (or any similar accounting principle permitting a Person to value its financial liabilities at the fair value thereof), (iii) to the extent expressly provided herein, certain calculations shall be made on a Pro Forma Basis and (iv) for purposes of calculating the financial ratios, financial covenants and all related definitions, the financial results of Unrestricted Subsidiaries shall be ignored.

(b) All computations of interest and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.

13.08. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN ANY MORTGAGE, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE

SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER HOLDINGS OR THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER HOLDINGS OR THE BORROWER. EACH OF HOLDINGS AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO HOLDINGS OR THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN, HOWEVER, SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOLDINGS OR THE BORROWER IN ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

13.09. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

13.10. Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) on which (i) Holdings, the Borrower, the Administrative Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it and (ii) the conditions contained in Section 6 are met to the satisfaction of the Agents. Unless the Administrative Agent has received actual notice from any Lender that the conditions described in clause (ii) of the preceding sentence have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent’s good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall have deemed to have occurred. The Administrative Agent will give Holdings, the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

13.11. Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

13.12. Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party hereto or thereto and the Required Lenders (although additional parties may be added to (and annexes may be modified to reflect such additions), and Subsidiaries of the Borrower may be released from, the Subsidiaries Guaranty and the Security Documents in accordance with the provisions hereof and thereof without the consent of the other Credit Parties party thereto or the Required Lenders), provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected in the case of following clause (i)), (i) reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with the waiver of applicability of any post-default increase in interest rates), or reduce (or forgive) the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees for the purposes of this clause (i)), (ii) release all or substantially all of (x) the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents or (y) the Guarantors under the Guaranties (except as expressly provided in the Credit Documents), (iii) amend, modify or waive any provision of this Section 13.12(a) (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Loan Commitments on the Effective Date), (iv) reduce the “majority” voting threshold specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Loan Commitments are included on the Effective Date) or (v) consent to the assignment or transfer by Holdings or the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (1) increase or extend the Loan Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Loan Commitment shall not constitute an increase of the Loan Commitment of any Lender, and that an increase in the available portion of the Loan Commitment of any Lender shall not constitute an increase of the Loan Commitment of such Lender), (2) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 12 or any other provision as same relates to the rights or obligations of the Administrative Agent or (3) without the consent of Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent.

13.13. Survival. All indemnities set forth herein including, without limitation, in Sections 5.04, 12.06 and 13.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.

13.14. Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 5.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

13.15. Register. The Borrower hereby designates the Administrative Agent to serve as its agent, the name and address of each Lender, solely for purposes of this Section 13.15, to maintain a register (the “Register”) on which it will record the Loan Commitment from time to time of each of the Lenders, the Loans made by each of the Lenders and each Lender’s rights in respect of the principal amount (and stated interest) of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower’s obligations in respect of such Loans. With respect to any Lender, the transfer of the Loan Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Loan Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Loan Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Loan Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Loan Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan Commitment or a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note (if any) evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender at the request of any such

Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.15.

13.16. Confidentiality. (a) Subject to the provisions of clause (b) of this Section 13.16, each Lender agrees that it will not disclose without the prior consent of Holdings (other than to its employees, auditors, advisors or counsel, agents or other representatives or to another Lender if such Lender or such Lender’s holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender) any information with respect to Holdings or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document, provided that any Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 13.16(a) by the respective Lender, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any Requirement of Law or Order applicable to such Lender, (v) to the Administrative Agent or the Collateral Agent, (vi) to any direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such contractual counterparty’s professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section 13.16 and (vii) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section 13.16.

(b) Each of Holdings and the Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates, and such affiliates may share with such Lender, any information related to Holdings or any of its Subsidiaries (including, without limitation, any non-public customer information regarding the creditworthiness of Holdings and its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender.

(c) Notwithstanding anything to the contrary contained in clause (a) or (b) above in this Section 13.16, the Administrative Agent, each Lender, Holdings and the Borrower hereby authorize Administrative Agent and Borrower to publish the name of the Administrative Agent, such Lender, Holdings and the Borrower, the existence of the financing arrangements referenced under this Agreement, the primary purpose and/or structure of those arrangements, the title and role of each party to this Agreement and the total amount of the financing evidenced hereby in any “tombstone”, comparable advertisement or press release which the Administrative Agent or the Borrower (with the approval of the Administrative Agent) elects to submit for publication (“Press Release”). With respect to any of the foregoing, the Administrative Agent and Borrower shall provide each other with an opportunity to review and confer with the Administrative Agent or Borrower, as applicable, regarding the contents of any Press Release prior to its submission for publication.

13.17. Patriot Act. Each Lender subject to the USA PATRIOT Improvement and Reauthorization Act (Title 111 of Pub. L. 109-177 (signed into law March 9, 2009)) (the “Patriot Act”) hereby notifies Holdings and the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Holdings, the Borrower and the other Credit Parties and other information that will allow such Lender to identify Holdings, the Borrower and the other Credit Parties in accordance with the Patriot Act.

13.18. OTHER LIENS ON COLLATERAL; TERMS OF INTERCREDITOR AGREEMENT; ETC. (a) EACH LENDER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT LIENS SHALL BE CREATED ON THE COLLATERAL PURSUANT TO THE SENIOR SECURED NOTES SECURITY DOCUMENTS, WHICH LIENS SHALL BE REQUIRED TO BE SUBORDINATED AND JUNIOR TO THE LIENS CREATED PURSUANT TO THE CREDIT DOCUMENTS IN ACCORDANCE WITH THE TO TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT. PURSUANT TO THE EXPRESS TERMS OF THE INTERCREDITOR AGREEMENT, IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND ANY OF THE CREDIT DOCUMENTS, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

(b) EACH LENDER AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT ON BEHALF OF THE LENDERS, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE INTERCREDITOR AGREEMENT.

(c) THE PROVISIONS OF THIS SECTION 13.18 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE INTERCREDITOR AGREEMENT, THE FORM OF WHICH IS ATTACHED AS AN EXHIBIT TO THIS AGREEMENT. REFERENCE MUST BE MADE TO THE INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENT.

13.19. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), the Borrower and each other Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Joint Lead Arrangers and the Book Running Manager are arm’s-length commercial transactions between the Borrower, each other Credit Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Joint Lead Arrangers and the Book Running

Managers, on the other hand, (B) each of the Borrower and each other Credit Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower and each other Credit Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) the Administrative Agent, the Joint Lead Arrangers and the Book Running Managers are and have been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Credit Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any Joint Lead Arranger nor the Book Running Manager has any obligation to the Borrower, any other Credit Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and (iii) the Administrative Agent, the Joint Lead Arrangers and the Book Running Managers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Credit Parties and their respective Affiliates, and neither the Administrative Agent, any Joint Lead Arranger nor the Book Running Manager has any obligation to disclose any of such interests to the Borrower, any other Credit Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and the other Credit Parties hereby waives and releases any claims that it may have against the Administrative Agent, the Joint Lead Arrangers and the Book Running Managers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 14. Holdings Guaranty.

14.01. Guaranty. In order to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans, Holdings hereby agrees with the Guaranteed Creditors as follows:  Holdings hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors becomes due and payable hereunder, Holdings, unconditionally and irrevocably, promises to pay such indebtedness to the Administrative Agent and/or the other Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Administrative Agent and the other Guaranteed Creditors in collecting any of the Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event Holdings agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Holdings, notwithstanding any revocation of this Holdings Guaranty or other instrument evidencing any liability of the Borrower, and Holdings shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

14.02. Bankruptcy. Additionally, Holdings unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to the Guaranteed Creditors whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 11.05, and irrevocably and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in lawful money of the United States.

14.03. Nature of Liability. The liability of Holdings hereunder is primary, absolute and unconditional, exclusive and independent of any security for or other guaranty of the Guaranteed Obligations, whether executed by any other guarantor or by any other party, and the liability of Holdings hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to any Guaranteed Creditor on the Guaranteed Obligations which any such Guaranteed Creditor repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction by the Guaranteed Creditors as contemplated in Section 14.05, or (g) any invalidity, irregularity or enforceability of all or any part of the Guaranteed Obligations or of any security therefor.

14.04. Independent Obligation. The obligations of Holdings hereunder are independent of the obligations of any other guarantor, any other party or the Borrower, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any other guarantor, any other party or the Borrower and whether or not any other guarantor, any other party or the Borrower be joined in any such action or actions. Holdings waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Holdings.

14.05. Authorization. Holdings authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

(a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Holdings Guaranty shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

(b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party or others or otherwise act or refrain from acting;

(d) release or substitute any one or more endorsers, guarantors, the Borrower, other Credit Parties or other obligors;

(e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Guaranteed Creditors;

(f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liability or liabilities of the Borrower remain unpaid;

(g) consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document, any Interest Rate Protection Agreement or any Other Hedging Agreement or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document, any Interest Rate Protection Agreement or any Other Hedging Agreement or any of such other instruments or agreements; and/or

(h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Holdings Guaranty.

14.06. Reliance. It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of Holdings or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

14.07. Subordination. Any indebtedness of the Borrower now or hereafter owing to Holdings is hereby subordinated to the Guaranteed Obligations owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the Borrower to Holdings shall be collected, enforced and received by Holdings for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Holdings Guaranty. Prior to the transfer by Holdings of any note or negotiable instrument evidencing any such indebtedness of the Borrower to Holdings,

Holdings shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, Holdings hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Holdings Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

14.08. Waiver. (a) Holdings waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor’s power whatsoever. Holdings waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment of the Guaranteed Obligations to the extent of such payment, based on or arising out of the disability of the Borrower, Holdings, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment of the Guaranteed Obligations to the extent of such payment. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations have been paid. Holdings waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against the Borrower or any other party or any security.

(b) Holdings waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Holdings Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Holdings assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any of the other Guaranteed Creditors shall have any duty to advise Holdings of information known to them regarding such circumstances or risks.

(c) Until such time as the Guaranteed Obligations have been paid in full in cash, Holdings hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Holdings Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Creditors against the Borrower or any other guarantor of the Guaranteed Obligations and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other guarantor which it may at any time otherwise have as a result of this Holdings Guaranty.

(d) Holdings hereby acknowledges and affirms that it understands that to the extent the Guaranteed Obligations are secured by Real Property located in California, Holdings shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Property by trustee sale or any other reason impairing Holdings’ or any Guaranteed Creditor’s right to proceed against the Borrower or any other guarantor of the Guaranteed Obligations. In accordance with Section 2856 of the California Code of Civil Procedure, Holdings hereby waives until such time as the Guaranteed Obligations have been paid in full in cash:

(i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Holdings by reason of Sections 1432, 2787 to 2855, inclusive, 2899 and 3433 of the California Code of Civil Procedure;

(ii) all rights and defenses that Holdings may have because the Guaranteed Obligations are secured by Real Property located in California, meaning, among other things, that:  (A) the Guaranteed Creditors may collect from Holdings without first foreclosing on any real or personal property collateral pledged by the Borrower or any other Credit Party, and (B) if the Guaranteed Creditors foreclose on any Real Property collateral pledged by the Borrower or any other Credit Party, (1) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Guaranteed Creditors may collect from Holdings even if the Guaranteed Creditors, by foreclosing on the Real Property collateral, have destroyed any right Holdings may have to collect from the Borrower, it being understood that this is an unconditional and irrevocable waiver of any rights and defenses Holdings may have because the Guaranteed Obligations are secured by Real Property (including, without limitation, any rights or defenses based upon Sections 580a, 580d or 726 of the California Code of Civil Procedure); and

(iii) all rights and defenses arising out of an election of remedies by the Guaranteed Creditors, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed Holdings’ rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

(e) Holdings warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law of public policy, such waivers shall be effective only to the maximum extent permitted by law.

14.09. Payments. All payments made by Holdings pursuant to this Section 14 shall be made in Dollars and will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Sections 5.03 and 5.04 and Section 7.4 of the Security Agreement.

14.10. Maximum Liability. It is the desire and intent of Holdings and the Guaranteed Creditors that this Holdings Guaranty shall be enforced against Holdings to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. To effectuate the foregoing intention, Holdings and each Guaranteed Creditor (by its acceptance of the benefits of this Holdings Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by Holdings shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of Holdings that are relevant under such laws.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

CURO FINANCIAL TECHNOLOGIES
CORP., as a Guarantor

By:	/s/ Donald F. Gayhardt Jr.
Name:	Donald F. Gayhardt Jr.
Title:	President & Chief Executive Officer

CURO INTERMEDIATE HOLDINGS
CORP., as Borrower

By:	/s/ Donald F. Gayhardt Jr.
Name:	Donald F. Gayhardt Jr.
Title:	President & Chief Executive Officer

[Signature Page to Credit Agreement]

VICTORY PARK MANAGEMENT LLC,
Administrative Agent

By:	/s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: Authorized Signatory

[Signature Page to Credit Agreement]

LENDERS:	VPC Specialty Finance Fund I, L.P.

	By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

VPC Investor Fund B, L.P.

	By:	/s/ Scott R. Zemnick
	Name:	Scott R. Zemnick
	Title:	Authorized Signatory

Credit Agreement

Credit Agreement

(i)

Credit Agreement

(ii)

Credit Agreement

(iii)

Page

10.06. Transactions with Affiliates	98
10.07. Financial Covenants	100
10.08. [Reserved]	100
10.09. Modifications of Certificate of Incorporation, By-Laws, Certain Indebtedness and Certain Other Agreements, Payments on Certain Indebtedness, etc.	100
10.10. Limitation on Certain Restrictions on Subsidiaries	102
10.11. Limitation on Issuance of Equity Interests	103
10.12. Business; etc.	103
10.13. Limitation on Creation of Subsidiaries	104
10.14. Anti-Terrorism Law; Anti-Money Laundering	105
10.15. Embargoed Person	105
10.16. Right of First Refusal	105
10.17. Indenture Amendments	106

SECTION 11. Events of Default	106

11.01. Payments	107
11.02. Representations, etc.	107
11.03. Covenants	107
11.04. Default Under Other Agreements	107
11.05. Bankruptcy, etc.	108
11.06. ERISA	108
11.07. Security Documents	109
11.08. Guaranties	109
11.09. Judgments	109
11.10. Change of Control	109
11.11. Intercreditor Agreement	109
11.12. Regulatory Trigger Event	109
11.13. Collateral Performance	109
11.14. Suspension of Activities	110
11.15. Key Person Event	110
11.16. Backup Servicing Agreement	110
11.17. Minimum Liquidity	110

SECTION 12. The Administrative Agent	110

12.01. Appointment	110
12.02. Nature of Duties	111
12.03. Lack of Reliance on the Administrative Agent	111
12.04. Certain Rights of the Administrative Agent	111
12.05. Reliance	112
12.06. Indemnification	112
12.07. The Administrative Agent in its Individual Capacity	112
12.08. [RESERVED]	112
12.09. Resignation by the Administrative Agent	112
12.10. Collateral Matters.	113
12.11. Delivery of Information	114

Credit Agreement

(iv)

Credit Agreement

(v)

Page
SCHEDULE I	Commitments
SCHEDULE II	Lender Addresses
SCHEDULE III	Plans
SCHEDULE IV	Real Property
SCHEDULE V	Subsidiaries
SCHEDULE VI	Existing Indebtedness
SCHEDULE VII	Insurance
SCHEDULE VIII	Existing Liens
SCHEDULE IX	Existing Investments
SCHEDULE X	[Reserved]
SCHEDULE XI	Existing Affiliate Transactions
SCHEDULE XII	Licenses and other Governmental Approvals
SCHEDULE XIII	Certain Financial Statements
SCHEDULE XIV	Leaseholds Subject to Landlord Waivers

EXHIBIT A	Form of Notice of Borrowing
EXHIBIT B	Form of Note
EXHIBIT C	Credit Policy
EXHIBIT D	Form of Section 5.04(b)(ii) Certificate
EXHIBIT E	Form of Intercreditor Agreement
EXHIBIT F	Form of Officers’ Certificate
EXHIBIT G	Form of Subsidiaries Guaranty
EXHIBIT H	Form of Pledge Agreement
EXHIBIT I	Form of Security Agreement
EXHIBIT J	Form of Solvency Certificate
EXHIBIT K	Form of Compliance Certificate
EXHIBIT L	Form of Assignment and Assumption Agreement
EXHIBIT M	Form of Intercompany Note
EXHIBIT N	Form of Shareholder Subordinated Note
EXHIBIT O	Monthly Statement
EXHIBIT P	Form of Borrowing Base Certificate
EXHIBIT Q	Form of Funds Release Request
EXHIBIT R-1	U.S. Tax Compliance Certificate
EXHIBIT R-2	U.S. Tax Compliance Certificate
EXHIBIT R-3	U.S. Tax Compliance Certificate
EXHIBIT R-4	U.S. Tax Compliance Certificate

(vi)

SCHEDULE I

COMMITMENTS

Lender	Loan Commitment
VPC Specialty Finance Fund I, L.P.	[****]
VPC Investor Fund B, L.P.	[****]

TOTAL:	[****]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE II

LENDER ADDRESSES

Lender	Address
VPC Specialty Finance Fund I, L.P. and	c/o Victory Park Management, LLC
VPC Investor Fund B, L.P.	227 W. Monroe Street, Suite 3900
Chicago, Illinois 60606
Telephone: (312) 705-2786
Facsimile: (312) 701-0794
Attention: Scott R. Zemnick, General
Counsel
E-mail: szemnick@vpcadvisors.com

with a copy (for informational purposes only) to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661
Telephone: (312) 902-5297 and (312) 902-5495
Facsimile: (312) 577-8964 and (312) 577-8854
Attention: Mark R. Grossmann, Esq. and Scott
E. Lyons, Esq.
E-mail: mg@kattenlaw.com and scott.lyons@kattenlaw.com

SCHEDULE III

PLANS

1.	Tiger Financial Management 401k Plan

2.	Tiger Financial Management LLC Medical Plan

3.	Tiger Financial Management Dental Plan

4.	Tiger Financial Management Vision Plan

5.	Tiger Financial Management Medical Flexible Spending Plan

6.	Tiger Financial Management Dependent Care Spending Plan

7.	Tiger Financial Management Group Life Plan

8.	Tiger Financial Management Group LTD

9.	Tiger Financial Management Voluntary Life Plan

10.	Tiger Financial Management Voluntary Accident Plan

11.	Tiger Financial Management Voluntary STD Plan

SCHEDULE IV

REAL PROPERTY

(a) Owned Real Property:

None.

(b)	Leased Real Property:

See attached

Address	City	ST/PRV	Zip Code	Country
9781 Magnolia Ave	Riverside	CA	92503	United States
4915 Moreno Ave	Montclair	CA	91763	United States
10404 Venice Blvd	Culver City	CA	90232	United States
6740 Reseda Blvd	Reseda	CA	91335	United States
2710 S Maryland Pkwy, Suite A	Las Vegas	NV	89109	United States
8847 Imperial Hwy	Downey	CA	90242	United States
857 W Rosecrans Ave	Gardena	CA	90247	United States
13010 Harbor Blvd	Garden Grove	CA	90247	United States
1841 W Northern Ave	Phoenix	AZ	85021	United States
4921 W Sahara Ave	Las Vegas	NV	89146	United States
904 S Gaffey St	San Pedro	CA	90731	United States
4040 N 40th St	Phoenix	AZ	85018	United States
1242 W Main St	Mesa	AZ	85201	United States
7116 NE Fourth Plain Rd	Vancouver	WA	98661	United States
1532 N Jones Blvd	Las Vegas	NV	89121	United States
10972 Beach Blvd	Stanton	CA	90680	United States
3475 E Flamingo, Suite 300	Las Vegas	NV	89121	United States
1331 E 63rd St	Kansas City	MO	64110	United States
8701 E Washington Blvd	Pico Rivera	CA	90660	United States
11221 E 23rd St	Independence	MO	64052	United States
2351 N Alvernon, Suite 100	Tucson	AZ	85712	United States
12131 SE Powell Blvd	Portland	OR	97266	United States
265 S Wadsworth Blvd	Lakewood	CO	80226	United States
1551 E Indian School Rd	Phoenix	AZ	85014	United States
19026 E Burnside St	Portland	OR	97233	United States
3501 W Glendale Ave	Phoenix	AZ	85051	United States
101 S Brookhurst St	Anaheim	CA	92804	United States
3849 SE Powell Blvd	Portland	OR	97202	United States
270 E Baseline St, Suite A	San Bernardino	CA	92410	United States
11000 Lower Azusa Rd	El Monte	CA	91732	United States
25 N Lamb Blvd	Las Vegas	NV	89110	United States
5819 W Camelback Rd	Phoenix	AZ	85031	United States
6115 W Flamingo Rd	Las Vegas	NV	89103	United States
7202 E McDowell Rd	Scottsdale	AZ	85257	United States
3947 Main St	Kansas City	MO	64111	United States
6501 E Evans Ave	Denver	CO	80224	United States
2801 W Washington, Suite 110	Las Vegas	NV	89107	United States
2201 Amidon St	Wichita	KS	67204	United States
701 N West St	Wichita	KS	67203	United States
10309 SE Mill Plain Blvd, Suite A	Vancouver	WA	98664	United States
10223 Sepulveda Blvd, Suite C-D	Mission Hills	CA	91345	United States
4850 E Harry St	Wichita	KS	67218	United States
1215 S Country Club Dr	Mesa	AZ	85210	United States
3447 E Cesar Chavez Ave	Los Angeles	CA	90063	United States
8247 Laurel Canyon Blvd	N Hollywood	CA	91605	United States
3520 E Bell Rd	Phoenix	AZ	85032	United States
5102 W Olive Ave, Suite 103	Glendale	AZ	85302	United States
4241 S Nellis Blvd	Las Vegas	NV	89121	United States
4199 S Ft Apache, Suite D	Las Vegas	NV	89147	United States
6300 E 21st St N	Wichita	KS	67208	United States
430 E 30th Ave	Hutchinson	KS	67502	United States

7865 W Sahara Ave, Suite 102-103	Las Vegas	NV	89117	United States
1050 W Pawnee St	Wichita	KS	67213	United States
1048 W Pawnee St	Wichita	KS	67213	United States
1960 W Baseline Rd, Suite 101	Mesa	AZ	85202	United States
4343 N Rancho Dr, Suite 150	Las Vegas	NV	89130	United States
5676 S Eastern Ave	Las Vegas	NV	89119	United States
1956 E Southern Ave	Mesa	AZ	85204	United States
7204 Canoga Ave	Canoga Park	CA	91303	United States
3133 E Douglas Ave	Wichita	KS	67211	United States
7460 W Cheyenne Ave, Suite 110	Las Vegas	NV	89129	United States
5067 E Owens Ave	Las Vegas	NV	89110	United States
100 N Raymond Ave	Fullerton	CA	92831	United States
1895 S Federal Blvd	Denver	CO	80219	United States
1220 W Crawford St	Salina	KS	67401	United States
1221 Main St	Pasadena	TX	77506	United States
5506 Bellaire Blvd, Suite A	Houston	TX	77081	United States
2812 N Main St	Ft Worth	TX	76106	United States
454 W Florence Ave, Suite 102-103	Los Angeles	CA	90003	United States
11830 Bellaire Blvd, Suite A	Houston	TX	77072	United States
1160 Edgebrook Dr	Houston	TX	77034	United States
883 Federal Rd, Suite A	Houston	TX	77015	United States
8602 S Braeswood Blvd	Houston	TX	77031	United States
800 E Seminary Dr	Ft Worth	TX	76115	United States
6902 Harrisburg Blvd	Houston	TX	77011	United States
1503 N Story, Suite 100	Dallas	TX	75061	United States
13482 Northwest Hwy	Houston	TX	77022	United States
2601 S Hampton Rd	Dallas	TX	75224	United States
3501 Gus Thomasson, Suite 102	Mesquite	TX	75150	United States
3422 W Walnut St	Garland	TX	75042	United States
8569 Long Point Rd	Houston	TX	77055	United States
1445 E Kiest Blvd	Dallas	TX	75216	United States
860 S 11th St, Suite 105	Beaumont	TX	77701	United States
690 E Prater Way	Sparks	NV	89431	United States
815 E Pioneer Pkwy	Arlington	TX	76010	United States
4209 E Lancaster Ave	Ft Worth	TX	76103	United States
1212 S Belt Hwy	St Joseph	MO	64507	United States
7007 Bandera Rd, Suite 24	Leon Valley	TX	78238	United States
1360 W Cheyenne Ave, Suite 101	N Las Vegas	NV	89032	United States
1701 Babcock Rd	San Antonio	TX	78229	United States
2949 S National Ave	Springfield	MO	65804	United States
3802 S Gessner, Suite A	Houston	TX	77063	United States
3706 NW Hwy	Dallas	TX	75220	United States
1501 Eastern Blvd	Montgomery	AL	36117	United States
10201 Lake June Rd	Dallas	TX	75217	United States
7434 Airline Dr	Houston	TX	77076	United States
2027 SW Fairlawn Rd	Topeka	KS	66604	United States
321 Palisades Blvd	Birmingham	AL	35209	United States
2332 Civic Center Dr	N Las Vegas	NV	89030	United States
2647 Culebra Rd	San Antonio	TX	78228	United States
6401 Airport Blvd, Suite B	Mobile	AL	36608	United States
3410 Hwy 69 N	Northport	AL	35473	United States
5532 Manchaca Rd	Austin	TX	78745	United States
4009 S Padre Island Dr	Corpus Christi	TX	78401	United States

10884 W Bellfort St	Houston	TX	77099	United States
400 W University Dr	Denton	TX	76201	United States
1924 S Business 77	Harlingen	TX	78550	United States
5900 Brainerd Rd	Chattanooga	TN	37411	United States
848 E Sibley Blvd	Dolton	IL	60419	United States
7201 Balboa Blvd	Van Nuys	CA	91406	United States
11100 S Cicero Ave	Alsip	IL	60803	United States
1601 W Warm Springs Rd	Henderson	NV	89014	United States
423 N New Braunsfels, Suite 2-3	San Antonio	TX	78202	United States
8701 S Cottage Grove Ave	Chicago	IL	60619	United States
1103 Fair Ave, Suite 1	San Antonio	TX	78210	United States
4403 Chapman Hwy	Knoxville	TN	37920	United States
120 Gallatin Pike S, Suite B	Madison	TN	37115	United States
2401 Nolensville Pike	Nashville	TN	37211	United States
4800 W Addison St	Chicago	IL	60641	United States
5445 South St	Lakewood	CA	90713	United States
7855 Van Nuys Blvd	Panorama City	CA	91402	United States
13722 Sherman Way	Van Nuys	CA	91405	United States
5701 Charlotte Pike	Nashville	TN	37209	United States
1931 N Mannheim Rd	Melrose Park	IL	60160	United States
120 W Baseline Rd	Rialto	CA	92376	United States
1552 W 119th St	Chicago	IL	60643	United States
932 Ann St	Montgomery	AL	36107	United States
229 W Anaheim St	Wilmington	CA	90744	United States
5002 Harding Pl	Nashville	TN	37211	United States
1801 W 6th St	Los Angeles	CA	90057	United States
106 Knox Rd	Knoxville	TN	37918	United States
380 Broadway, Suite 103	El Cajon	CA	92021	United States
3615 McFarland Blvd, Suite 109	Tuscaloosa	AL	35405	United States
9240 Hwy 49	Gulfport	MS	39503	United States
13545 Florence Ave	Whittier	CA	90605	United States
1521 N 10th St	McAllen	TX	78501	United States
7120 San Bernardo Ave	Laredo	TX	78041	United States
2119 E Saunders St	Laredo	TX	78041	United States
695 S Sam Houston Blvd	San Benito	TX	78586	United States
4298 University Dr NW	Huntsville	AL	35816	United States
4217 W Waco Dr	Waco	TX	76710	United States
4648 S Cicero Ave	Chicago	IL	60638	United States
1218 N Lake St, Suite 120	Aurora	IL	60506	United States
2201 N Frazier St	Conroe	TX	77301	United States
1698 Memorial Blvd	Murfreesboro	TN	37129	United States
2785 Belle Chasse Hwy	Gretna	LA	70056	United States
808 25th St NW	Cleveland	TN	37311	United States
1655 Fort Campbell Blvd	Clarksville	TN	37042	United States
3100 Dickerson Pike	Nashville	TN	37207	United States
13263 Van Nuys Blvd	Pacoima	CA	91311	United States
2102 Goliad Rd, Suite 1	San Antonio	TX	78223	United States
972 Bandera Rd	San Antonio	TX	78228	United States
10828 Florida Blvd	Baton Rouge	LA	70815	United States
501 S Conway Ave	Mission	TX	78572	United States
1029 West Ave I	Lancaster	CA	92411	United States
2955 E Texas St	Bossier City	LA	71111	United States
123 Gause Blvd W	Slidell	LA	70460	United States

25010 Alessandro Blvd	Moreno Valley	CA	92553	United States
6702 S Congress Ave	Austin	TX	78745	United States
9616 N Lamar Blvd, Suite 199	Austin	TX	78753	United States
11643-B Research Blvd	Austin	TX	78759	United States
2818 S Lamar Blvd	Austin	TX	78704	United States
907-B IH 35	Round Rock	TX	78664	United States
510 N Bell Blvd, Suite 104	Cedar Park	TX	78613	United States
7201 Cameron Rd	Austin	TX	78752	United States
2030 E Oltorf St, Suite 102B	Austin	TX	78741	United States
3840 Airport Blvd	Austin	TX	78722	United States
706 E Hopkins St	San Marcos	TX	78666	United States
3706 Guadalupe St, Suite D	Austin	TX	78705	United States
2008 W Parmer Ln	Austin	TX	78727	United States
11217 Leopard St, Suite 1	Corpus Christi	TX	78410	United States
4701 Ayers St, Suite 600-10	Corpus Christi	TX	78415	United States
3710 Leopard St	Corpus Christi	TX	78408	United States
5110 Fredericksburg Rd	San Antonio	TX	78229	United States
12804 Nacogdoches Rd	San Antonio	TX	78217	United States
2905 West Ave	San Antonio	TX	78201	United States
1304 SW Military Dr	San Antonio	TX	78221	United States
8542 Blanco Rd	San Antonio	TX	78216	United States
3927 W Commerce St	San Antonio	TX	78207	United States
1005 Pat Booker Rd	Universal City	TX	78148	United States
406 Old Hwy 90 W	San Antonio	TX	78237	United States
6040 Ingram Rd	San Antonio	TX	78238	United States
10602 Perrin Beitel Rd	San Antonio	TX	78217	United States
5510 Walzem Rd	San Antonio	TX	78218	United States
2006 Veterans Blvd	Del Rio	TX	78840	United States
5129-A West Ave	San Antonio	TX	78213	United States
4515-2 Fredericksburg Rd	Balcones Heights	TX	78201	United States
2514 White Blvd	Austin	TX	78741	United States
1204-A Hwy 123	San Marcos	TX	78666	United States
11300-C Pollyanna	Austin	TX	78753	United States
1103A N IH-35	Austin	TX	78702	United States
3601 W William Cannon, Suite 400	Austin	TX	78749	United States
1505-C Wells Branch Pkwy	Pflugerville	TX	78660	United States
15300 S IH-35, Suite 390	Buda	TX	78610	United States
7112 Ed Bluestein Blvd, Suite 177	Austin	TX	78723	United States
1909 E William Cannon, Suite 101	Austin	TX	78744	United States
8606 Research Blvd	Austin	TX	78758	United States
2237 E Riverside Dr, Suite 101-D	Austin	TX	78741	United States
3010 Nogalitos St	San Antonio	TX	78225	United States
10650 Culebra Rd, Suite 128	San Antonio	TX	78251	United States
1107 S WW White Rd	San Antonio	TX	78220	United States
5886 DeZavala Rd, Suite 103	San Antonio	TX	78249	United States
1107 San Pedro Ave, Suite 101	San Antonio	TX	78212	United States
931 S General McMullen Dr	San Antonio	TX	78237	United States
6851 W Military Dr, Suite 101	San Antonio	TX	78227	United States
3138 SE Military Dr, Suite 101	San Antonio	TX	78235	United States
2337 SW Military Dr	San Antonio	TX	78224	United States
8770 State Hwy 151, Suite 105	San Antonio	TX	78245	United States
6338 Old Pearsall Rd, Suite 101	San Antonio	TX	78242	United States
1021 Hwy 39 Bypass	Meridian	MS	39301	United States

6686 El Cajon Blvd, Suite F	San Diego	CA	92115	United States
9360 Mansfield Rd	Shreveport	LA	71118	United States
8320 FM 78, Suite 3	Converse	TX	78109	United States
1729 NW Topeka Blvd	Topeka	KS	66608	United States
3555 W Slauson Ave	Los Angeles	CA	90043	United States
123 E Vernon Ave	Los Angeles	CA	90011	United States
11401 S Figueroa St	Los Angeles	CA	90061	United States
740 W Compton Blvd	Compton	CA	90220	United States
1502 Austin Hwy, Suite 101	San Antonio	TX	78218	United States
2137 Jane St, Unit 1	Downsview	ON	M3M 1A2	Canada
2363 Finch Ave W	Weston	ON	M9M 2W8	Canada
2687 Kipling Ave, Unit 4	Etobicoke	ON	M9V 5G6	Canada
1876 Kennedy Rd	Scarborough	ON	M1P 2L8	Canada
6020 Hurontario St, Unit 6	Mississauga	ON	L5R 4B3	Canada
1733 Eglinton Ave E, Unit 5	Scarborough	ON	M4A 1J8	Canada
1180 Simcoe St N, Unit 7	Oshawa	ON	L1G 4W8	Canada
346 King St W	Oshawa	ON	L1G 6J2	Canada
644 Yonge St	Toronto	ON	M4Y 1Z8	Canada
10 Gillingham Dr, Unit 103	Brampton	ON	L6X 5A5	Canada
1403 Dundas St E, Unit B	Mississauga	ON	L4X 1L3	Canada
2394 Eglinton Ave E	Scarborough	ON	M1K 2P3	Canada
3024 Hurontario St, Unit G11	Mississauga	ON	L5B 4M4	Canada
4500 Kingston Rd	Scarborough	ON	M1E 2N9	Canada
3182 Eglinton Ave E	Scarborough	ON	M1J 2H5	Canada
2966 Danforth Ave	Scarborough	ON	M4C 1M6	Canada
1839 Finch Ave W, Unit 7	Toronto	ON	M3N 2V2	Canada
1682 Jane St	Toronto	ON	M9N 2S2	Canada
61 King St E	Hamilton	ON	L8N 1A5	Canada
1396 Main St E	Hamilton	ON	L8K 1C1	Canada
171 Bank St, Unit 124	Ottawa	ON	K2P 1W5	Canada
275 Montreal Rd	Ottawa	ON	K1L 6C2	Canada
2301 Tecumseh Rd E	Windsor	ON	N8W 1E6	Canada
596 Ouellette Ave	Windsor	ON	N9A 1B7	Canada
1530 Albion Rd, Unit 100	Toronto	ON	M9V 1B4	Canada
135 Wyse Rd, Unit 1-2	Dartmouth	NS	B3A 4K9	Canada
4080 Highway 7, Unit 1	Woodbridge	ON	L4L 8Z2	Canada
550 Hespeler Rd, Unit 1	Cambridge	ON	N1R 6J8	Canada
357 1/2 Yonge St	Toronto	ON	M5B 1S1	Canada
69 Davis Dr	Newmarket	ON	L3Y 2M9	Canada
2057 Royal Windsor Dr	Mississauga	ON	L5J 1K5	Canada
756 Yonge St	Toronto	ON	M4Y 2B6	Canada
1414 Lasalle Blvd, Unit 101	Sudbury	ON	P3A 1Z6	Canada
2535 Bank St	Ottawa	ON	K1V 8R9	Canada
4396 King St E, Unit 1	Kitchener	ON	N2G 3W6	Canada
2200 Queen St E, Unit 6	Brampton	ON	L6S 4G9	Canada
3932 Keele St	Toronto	ON	M3J 1N8	Canada
1384 Wellington Rd S, Unit 4	London	ON	N6E 1M3	Canada
5487 Dundas St W, Unit 5	Etobicoke	ON	M9B 1B5	Canada
1541 Merivale Rd, Unit B	Ottawa	ON	K2G 5W1	Canada
372 Queen St E	Brampton	ON	L6V 1C3	Canada
1450 Kingston Rd, Unit 10	Pickering	ON	L1V 1C1	Canada
2131 Lawrence Ave E, Unit 101	Scarborough	ON	M1R 5G4	Canada
9555 Yonge St, Unit 25	Richmond Hill	ON	L4C 9M5	Canada

15525 118th Ave	Edmonton	AB	T5V 1C5	Canada
1650 Bath Rd	Kingston	ON	K7M 4X6	Canada
311 Henderson Hwy	Winnipeg	MB	R2L 1M4	Canada
17th Avenue SE, Unit 3504 A	Calgary	AB	T2A 0R7	Canada
1353 McPhillips St Unit 1	Winnipeg	MB	R2X 3A6	Canada
9847 63rd Ave, Unit 4	Edmonton	AB	T6E 0G7	Canada
11803 125th St NW	Edmonton	AB	T5L 0S1	Canada
7165 Chebucto Rd	Halifax	NS	B3L 1N5	Canada
14339 MacLeod Trail S	Calgary	AB	T2Y 1M7	Canada
9626 165 Ave	Edmonton	AB	T5Z 3L3	Canada
1299 Oxford St E	London	ON	N5Y 4W5	Canada
10007 170th St NW	Edmonton	AB	T5P 4R5	Canada
113 Rideau St	Ottawa	ON	K1N 5X1	Canada
158 Hwy, Unit 8	Stoney Creek	ON	L8G 3V2	Canada
7460 82nd Ave NW	Edmonton	AB	T6B 0G2	Canada
62 Overlea Blvd, Unit 4B	Toronto	ON	M4H 1C4	Canada
4604 MacLeod Trail SW	Calgary	AB	T2G 0A8	Canada
748 Guelph Line	Burlington	ON	L7R 3N5	Canada
1321 Archibald St	Winnipeg	MB	R2J 3A4	Canada
471 Hazeldean Rd	Ottawa	ON	K2L 4B8	Canada
13737 127th St NW	Edmonton	AB	T6V 1A8	Canada
75 Ellesmere Rd, Unit B2	Scarborough	ON	M1R 4B7	Canada
2712 Keele St	Toronto	ON	M3M 2G1	Canada
883 St Clair Ave W	Toronto	ON	M6C 1C4	Canada
1795 St Clair Ave W	Toronto	ON	M6N 1J7	Canada
3111 Dufferin St, Unit A	Toronto	ON	M6A 2S7	Canada
11736 34th St NW	Edmonton	AB	T5W 1Z1	Canada
2071 Steeles Ave W, Unit H1	Toronto	ON	M3J 3N3	Canada
2280 Islington Ave	Toronto	ON	M9W 3W8	Canada
2250 50th Ave, Unit 1C	Red Deer	AB	T4R 1W5	Canada
12 222 16th Ave NE	Calgary	AB	T2E 1J8	Canada
647 Portage Ave, Unit 1	Winnipeg	MB	R3B 2G4	Canada
13737 72nd Ave, Unit 100	Surrey	BC	V3W 2P2	Canada
7287 Knight St	Vancouver	BC	V5P 2W9	Canada
33 10556 King George Blvd	Surrey	BC	V3T 2X3	Canada
20221 Fraser Hwy	Langley	BC	V3A 4E6	Canada
8386 120 St, 103B	Surrey	BC	V3W 3N4	Canada
740 Columbia St	Westminster	BC	V3M 1B4	Canada
324 Guelph St	Georgetown	ON	L7G 4B5	Canada
250 King George Rd, Unit 4	Brantford	ON	N3R 5L5	Canada
347 Bayfield St, Unit 2A	Barrie	ON	L4M 3C3	Canada
4490 Fairview St, Unit D102-3	Burlington	ON	L7L 5P9	Canada
221 Woodlawn Rd W, Unit B7	Guelph	ON	N1H 8P4	Canada
3245 Finch Ave E	Scarborough	ON	M1W 4C1	Canada
965 Talbot St, Unit D	St. Thomas	ON	N5P 1E8	Canada
260 Geneva St	St. Catharines	ON	L2N 2E8	Canada
451 Paul St	Dieppe	NB	E1A 6W8	Canada
6758 Lundy’s Ln, Unit 2	Niagara Falls	ON	L2G 1V5	Canada
687 Queen St W	Toronto	ON	M6J 1E6	Canada
44 Mapleview Dr W, Unit 2	Barrie	ON	L4N 6L4	Canada
525 Highland Rd W, Unit 2	Kitchener	ON	N2M 5K1	Canada
970 Upper James St	Hamilton	ON	L9C 3A5	Canada
212A Queen St E	Brampton	ON	L6V 1B7	Canada

736A Queenston Rd	Hamilton	ON	L8G 1A4	Canada
576 Ritson Rd S	Oshawa	ON	L1H 5K7	Canada
13552 97 St NW	Edmonton	AB	T5E 4E2	Canada
15640 Stony Plain Rd	Edmonton	AB	T5P 3Z4	Canada
6060 Memorial Dr NE, Unit 18	Calgary	AB	T2A 5Z5	Canada
371 Wellington Rd S, Unit A	London	ON	N6C 4P9	Canada
644 Portland St, Unit 4	Dartmouth	NS	B2W 2M3	Canada
6219 Centre St NW, Unit 10A	Calgary	AB	T2K 0V2	Canada
158 Dundas St	London	ON	N6A 1G1	Canada
1015 Granville St	Vancouver	BC	V6Z 1L4	Canada
1248 Robson St	Vancouver	BC	V6E 1C1	Canada
5010 4th St NE, Unit 26	Calgary	AB	T2K 5X8	Canada
3703 17th Ave SE	Calgary	AB	T2A 0S1	Canada
100 6061 No 3 Road	Richmond	BC	V6Y 2B2	Canada
1192 Burrard St	Vancouver	BC	V6Z 1Y7	Canada
13040 50th Street NW	Edmonton	AB	T5A 4V9	Canada
7475 Tecumseh Rd E	Windsor	ON	N8T 1G2	Canada
9250 MacLeod Trail SE, Bay 18	Calgary	AB	T2J 0P5	Canada
3 Harwood Ave S, Unit 1-2	Ajax	ON	L1S 2C1	Canada
1593 Bank St	Ottawa	ON	K1H 7Z3	Canada
304 Dunlop St W, Units 11-13	Barrie	ON	L4N 7N2	Canada
101 1050 Terminal Ave N	Nanaimo	BC	V9S 4K4	Canada
101 1483 Douglas St	Victoria	BC	V8W 2G1	Canada
844 Niagara St, Unit A, Bldg C	Welland	ON	L3C 1M3	Canada
3214 Douglas St, Unit 202	Victoria	BC	V8Z 3K6	Canada
2490 Main St	Vancouver	BC	V5T 3E2	Canada
1248 London Rd	Sarnia	ON	N7S 1P5	Canada
997 St Laurent Blvd	Ottawa	ON	K1K 3B1	Canada
2390 East Hastings St	Vancouver	BC	V5L 1V5	Canada
2659 Dundas St W	Toronto	ON	M6P 1X9	Canada
1771 Queen St E	Brampton	ON	L6T 4S3	Canada
276 Rexdale Blvd	Etobicoke	ON	M9W 1R2	Canada
3095 Robie St	Halifax	NS	B3K 4P7	Canada
1375 Huron Church Rd	Windsor	ON	N9C 2B4	Canada
475 Albert St	Regina	SK	S4R 2P1	Canada
1080 Memorial Ave	Thunder Bay	ON	P7B 4A3	Canada
820 Red River Rd	Thunder Bay	ON	P7B 1K2	Canada
947 Lansdowne St W	Peterborough	ON	K9J 1Z5	Canada
52 Elm St	Sudbury	ON	P3C 1S7	Canada
851 Danforth Ave	Toronto	ON	M4J 1L2	Canada
2720 Mayor Magrath Dr S	Lethbridge	AB	T1K 7J5	Canada
460 Main St W	Hamilton	ON	L8P 1K5	Canada
3202 Dunmore Rd SE	Medicine Hat	AB	T1B 2X2	Canada
78 Gordon St	Guelph	ON	N1H 4H4	Canada
677 Princess St	Kingston	ON	K7L 1E6	Canada
22444 Lougheed Hwy	Maple Ridge	BC	V2X 2T6	Canada
2115 22nd St W	Saskatoon	SK	S7M 0V2	Canada
5587 Yonge St	North York	ON	M2N 5S4	Canada
1303 3 Ave S	Lethbridge	AB	T1J 0K4	Canada
33258 S Fraser Way	Abbotsford	BC	V2S 2B3	Canada
357 Great Northern Rd	Sault Ste. Marie	ON	P6B 4Z8	Canada
2000 St Joseph Blvd	Orleans	ON	K1C 1E6	Canada
2090 Harvey Ave	Kelowna	BC	V1Y 8P8	Canada

1501 Idylwyld Dr	Saskatoon	SK	S7L 1A9	Canada
808 Sackville Dr	Lower Sackville	NS	B4E 1R7	Canada
550 Arthur St W	Thunder Bay	ON	P7E 5R4	Canada
11802 Jasper Ave NW	Edmonton	AB	T5K 0N7	Canada
2017 Robertson Rd	Ottawa	ON	K2H 5Y7	Canada
1315 Richmond Rd	Ottawa	ON	K2B 8J7	Canada
101 Victoria Avenue, Unit 25	Regina	SK	S4N 0N3	Canada
7686 Hurontario St	Brampton	ON	L6Y 5B5	Canada
2031 Cassells St	North Bay	ON	P1B 4E1	Canada
3601 Lawrence Ave E, Unit 2	Scarborough	ON	M1G 1P5	Canada
360 Norwich Ave, Unit 5	Woodstock	ON	N4S 3W2	Canada
789 Fortune Dr, Unit 20	Kamloops	BC	V2B 2L3	Canada
6912 Kingsway	Burnaby	BC	V5E 1E6	Canada
35 Front St S	Orillia	ON	L3V 4S1	Canada
1549 Dundas St E	Whitby	ON	L1N 2K6	Canada
1 Hespeler Rd, Unit B01001A	Cambridge	ON	N1R 8L4	Canada
120 45863 Yale Rd	Chilliwack	BC	V2P 2N6	Canada
303 51st St E	Saskatoon	SK	S7K 8G2	Canada
196 Dalhousie St, Unit 1	Brantford	ON	N3S 3T7	Canada
735 The Queensway	Etobicoke	ON	M8Z 1M8	Canada
6614 127 Ave NW	Edmonton	AB	T5C 1P9	Canada
581 Ryan Road, Unit 2	Courtenay	BC	V9N 3R5	Canada
274 N Front St	Belleville	ON	K8P 3C4	Canada
5852 Trans-Canada Hwy	Duncan	BC	V9L 3S1	Canada
210 15th St W	Prince Albert	SK	S6V 3P8	Canada
905 37 St SW	Calgary	AB	T3C 1S4	Canada
1575 Eglinton Ave W	Toronto	ON	M6E 2G9	Canada
5890 Main St	Niagara Falls	ON	L2G 5Z8	Canada
12405 107 Ave	Edmonton	AB	T5M 0Z2	Canada
239 Scarlett Rd	Toronto	ON	M6N 4K8	Canada
648 King St W	Kitchener	ON	N2G 1E1	Canada
400 Steeles Ave E, Unit 6	Brampton	ON	L6W 3R2	Canada
525 Grand Ave W	Chatham	ON	N7L 1C5	Canada
6172 Bathurst St	Toronto	ON	M2R 2A2	Canada
72 Lakeshore Dr	North Bay	ON	P1A 2A6	Canada
906 Marine Dr	Vancouver	BC	V7P 1R9	Canada
10737 Yonge St, Unit 1	Richmond Hill	ON	L4C 9M9	Canada
320 Speers Rd	Oakville	ON	L6K 3R9	Canada
1735 Kipling Ave	Toronto	ON	M9R 2Y8	Canada
3104 27th St, Unit 4	Vernon	BC	V1T 4M6	Canada
1475 Prairie Ave, Suite 2130	Port Coquitlam	BC	V3B 1T3	Canada
410 Brixton Rd	Brixton	LD	SW97AW	United Kingdom
232 Kilburn High Rd	Kilburn	LD	NW6 4JP	United Kingdom
119 Peckham High St	Peckham	LD	SE15 5SL	United Kingdom
8-10 Cranbrook Rd	Ilford	LD	IG1 4DJ	United Kingdom
269-271 Walworth Ave	Walworth	LD	SE17 1RL	United Kingdom
60 Uxbridge Rd	Shepherds Bush	LD	W12 8LP	United Kingdom
135A High Street N	East Ham	LD	E6 1HZ	United Kingdom
19 The Broadway High Rd	Wood Green	LD	N22 6DS	United Kingdom
48 Kingsland High St	Dalston	LD	E8 2JP	United Kingdom
100B Bull St	Birmingham	W Mid	B4 7AA	United Kingdom
49 Upper Parliament St	Nottingham	NG	NG1 2AB	United Kingdom
3-5 The Bridge	Walsall	W Mid	WS1 1LG	United Kingdom

105a Commercial Rd	Portsmouth	Ham	PO1 1BQ	United Kingdom
530 High Rd	Wembley	LD	HA9 7BS	United Kingdom
83 Above Bar St	Southampton	Ham	So14 7FG	United Kingdom
175 North End	Croydon	Sur	CR0 1TP	United Kingdom
135 Commercial St	Newport	Gwent	NP20 1LY	United Kingdom
3527 N Ridge Rd	Wichita	KS	67205	United States
3531 N Ridge Rd, 2nd Floor	Wichita	KS	67205	United States
3611 N Ridge Rd, Suite 101 & 103	Wichita	KS	67206	United States
3607 N Ridge Rd, Suite 106	Wichita	KS	67205	United States
8400 E 32nd St N	Wichita	KS	67226	United States
30-34 Houndsgate	Nottingham	BX	NG1 7AB	United Kingdom
14 Low St	Keighley	BX	BD21 3PN	United Kingdom
400 Carlingview Dr	Toronto	ON	M9W 5X9	Canada
3615 N Ridge Rd	Wichita	KS	67205	United States
31 Wellington St	Leeds	BX	LS1 4DL	United Kingdom
7330 W 33rd Street N	Wichita	KS	67205	United States
440 N Wells Street, Suite 800	Chicago	IL	60654	United States

- closed location, under lease

SCHEDULE V

SUBSIDIARIES

Entity	Owner	Percent Owned	Class of Capital Stock
Curo Intermediate Holdings Corp.	Curo Financial Technologies Corp.	100%	Common Stock
A Speedy Cash Car Title Loans, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests
Advance Group, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
Attain Finance, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests
Attain Finance Canada, Inc.	Attain Finance, LLC	100%	Common Stock
Cash Money Cheque Cashing, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
Cash Colorado, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests
Concord Finance, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
Evergreen Financial Investments, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
FMMR Investments, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
Galt Ventures, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests
LendDirect Corp.	Curo Intermediate Holdings Corp.	100%	Common Stock
Principal Investments, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
SC Aurum, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests
SCHC Financial Canada, Inc.*	Curo Intermediate Holdings Corp.	100%	Common Stock
SCIL Texas, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests
SCIL, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
Speedy Cash	Curo Intermediate Holdings Corp.	100%	Common Stock

Speedy Cash Illinois, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
SC Texas MB, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
The Money Store, L.P.	SC Texas MB, Inc.	100%	LLC interests
The Money Store, L.P.	Curo Intermediate Holdings Corp.	100%	LLC interests
SRC Transatlantic Limited*	Curo Intermediate Holdings Corp.	100%	LLC interests
Wage Day Advance Limited	Curo Intermediate Holdings Corp.	100%	LLC interests
Curo Management LLC	Curo Intermediate Holdings Corp.	100%	LLC interests
Todd Car Title, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
Todd Financial, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock
CFTC Finance, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

SCHEDULE VI

EXISTING INDEBTEDNESS

Type of Debt	Borrower	Trustee/Lender	Principal Amount	Loan Party Guarantors
Subordinated Notes due 2017	Curo Financial Intermediat e Holdings Corp.	Wilmington Trust, National Association	$440,000,000	(all US subsidiaries)
Senior Cash Pay Notes due 2017	Curo Financial Technologi es, Corp.	Wilmington Trust, National Association	$125,000,000	None.
Subordinated Note	Cash Money Acquisition Inc.	J.P. Genova Family Trust	$7,500,000	None.

SCHEDULE VII

INSURANCE

Insurer	Policy Number	Coverage Type	Coverage Amount (Deductible)	Expiration Date
Freedom Specialty Insurance Company	PHF 1600014	D&O Fiduciary	Max agg limit of liability for all Liability Coverage Sections $7M	6/27/2017

Underwriter at Lloyd’s	ANV 101669 A	E&O Excess	Excess D&O Liability $10M	6/27/2017

Argonaut Insurance Co.	MLX 7601047 -2	E&O Excess	Excess D&O Liability $5M	6/27/2017

RSUI Indemnity Co.	NHS 668091	E&O Excess	Excess D&O Liability $10M	6/27/2017

CNA Insurance Group	5088168 064	Property & Liability	Business Property, Inland Marine, General Liability, Employee Benefits Liability & Stop Gap Liability

Federal Insurance Co.	7981 82 10	Excess Liability	Excess of umbrella

CNA Insurance Group	C509965 2286	Crime	Employee Theft $175K/$50K Deductible

Underwriters at Lloyds	RT15A MA023	Wind and Hail	Wind including storm surge, hail

Rockhill Insurance Company	RADP00 101802	Earthquake	Earthquake at Locations in AZ, CA, NV, and OR

Hartford Insurance Co. of the Midwest	8705635 0582015	Flood (1 Store)	Flood on Business Personal Property

IronShore Specialty Ins Co	2585200	Pollution/ Mold & Mildew	Premium based on total square footage of all properties combined.	6/27/2017

CNA Insurance Group	WP 59 527 5500	Foreign / International DIC Policy	Property, General Liability, Employee Benefit Liability, Auto, Workers Comp, Foreign AD&D, Kidnap & Ransom

Trumbull Insurance Co.	37 WN S29200	Worker’s Compensation	Workers Compensation and Employer’s Liability

CNA Insurance Group	CP 2920042 73	Property	Property (Boiler & Machinery) & Business Interruption (USD)

CNA Insurance Group	CGL 2920043 23	General Liability	General Liability (USD)

AIG Insurance Company of Canada	02 643 94 84	E&O (LendDirect)	Accident/Sickness, General & Life Ins. Product Specific (CAD 4875)	11/25/2016

AIG Insurance Company of Canada	01-819-10-73	E&O (Cash Money)		9/2/2017

SCHEDULE VIII

EXISTING LIENS

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.

U.S. Bank Equipment Finance	TIGER FINANCIAL MANAGEMENT, L.L.C.[1]	FOR INFORMATIONAL PURPOSES ONLY: 1 MFP3635X BB1862186	Nevada	2012004203-1

U.S. Bank Equipment Finance	TIGER FINANCIAL MANAGEMENT, L.L.C.	FOR INFORMATIONAL PURPOSES ONLY: 1 WC4260 MAE516305	Nevada	2012017043-6

ImageQUEST, Inc.	Tiger Financial Management, L.L.C.	Various Xerox Copier Systems AND ALL PRODUCTS, PROCEEDS AND ATTACHMENTS. THIS UCC-1 IS FILED PURSUANT TO SECTION 9-505 OF THE UNIFORM COMMERCIAL CODE FOR INFORMATIONAL PURPOSES ONLY. THIS TRANSACTION IS INTENDED BY THE LESSEE AND LESSOR TO BE A LEASE	Nevada	2012023586-4

U.S. BANK EQUIPMENT FINANCE	TIGER FINANCIAL MANAGEMENT, L.L.C.	Specific printers, with various serial numbers listed as well. See UCC-1 financing statement for full list.	Nevada	2012023773-1

[1]	FN: Tiger Financial Management, L.L.C. is the previous name of Curo Management LLC.

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.
General Electric Capital Corporation	TIGER FINANCIAL MANAGEMENT, L.L.C.	All Equipment, described herein or otherwise, leased to or financed for the Debtor by Secured Party under that certain Total Image Management Agreement No. 7681504-002 including all accessories, accessions, replacements, additions, substitutions, add-ons and upgrades thereto, and any proceeds therefrom.	Nevada	2012027892-7

U.S. Bank Equipment Finance, a division of U.S. Bank National Association	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS WC5330 AE9207399; 1 COPIERS WC5330 AE9119459; 1 COPIERS WC5330 AE9207231; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING; INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:	Nevada	2012031747-6

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.
U.S. Bank Equipment Finance, a division of U.S. Bank National Association	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS WC5330 PT AE9879724BLK; 1 COPIERS WC5330PT AE9881028BLK; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:	Nevada	2013004546-9

U.S. Bank Equipment Finance, a division of U.S. Bank National Association	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS WC5330 PT AE9882570; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES DESCRIPTION INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:	Nevada	2013005038-3

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.
U.S. Bank Equipment Finance, a division of U.S. Bank National Association	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS X531A AE9886340; 1 COPIERS X531A AE9886320; 1 COPIERS X31A AE9886066; 1 COPIERS X531A AE9886029; 1 COPIERS X531A AE9886890; 1 COPIERS X531A AE9884090; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:	Nevada	2013009303-0

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.
U.S. Bank Equipment Finance, a division of U.S. Bank National Association	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS 3325 LA6280019; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:	Nevada	2013009525-0

U.S. Bank Equipment Finance, a division of U.S. Bank National Association	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS WC5335PT AE9885827; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:	Nevada	2013012609-3

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.
U.S. Bank Equipment Finance, a division of U.S. Bank National Association	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS X531A AE9882598BLK; 1 COPIERS X531A AE9889609BLK; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:	Nevada	2013014192-0

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.
U.S. Bank Equipment Finance, a division of U.S. Bank National Association	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS WC5335PT AE9885779; TOGETHER ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:	Nevada	2013016427-1

U.S. BANK EQUIPMENT FINANCE	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS WC7855 MX4319504; 1 COPIERS-CPC WC7855 MX4319504C; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING,	Nevada	2013019066-8
WITHOUT LIMITATION, INSURANCE RECOVERIES:

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.
U.S. BANK EQUIPMENT FINANCE	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS WC5330PT AE9898367BLK; 1 PRINTERS HP GO1 CNCCF750BZBLK; 1 PRINTERS HP 601 CNCCF750B5BLK; 1 PRINTERS HP 601 CNCCF758B8BLK; 1 PRINTERS HP 601 CNCCF750DPBLK; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:	Nevada	2013030395-0

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.

U.S. BANK EQUIPMENT FINANCE	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS WC5330PT AE9896772BLK; 1 PRINTERS HP 601 CNCCF750CPBLK; 1	Nevada	2013030397-4
PRINTERS HP 601 CNCCF750D5BLK; 1 PRINTERS HP 601 CNCCF750GDBLK; 1 PRINTERS HP 601 CNCCF750CRBLK; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:

U.S. BANK EQUIPMENT FINANCE	TIGER FINANCIAL MANAGEMENT, L.L.C.	1 COPIERS WC5530PT AE9895855BLK; 1 COPIERS WC5530PT AE9894757BLK; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED	Nevada	2013031805-2
THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES:

DEBTOR	SECURED PARTY	COLLATERAL DESCRIPTION	JURISDICTION	UCC FILE NO.
Travelers Express Company, Inc.	THE MONEY STORE L.P.	FURNITURE, FIXTURES, EQUIPMENT, INVENTORY, ACCOUNTS (INCLUDING DEPOSIT ACCOUNTS AND ACCOUNTS RECEIVABLE), INSURANCE INSTRUMENTS AND DOCUMENTS, BOOKS AND RECORDS, CONTRACT RIGHTS AND GENERAL INTANGIBLES THAT TRUSTEE HAS OR MAY ACQUIRE AN INTEREST IN, AND ACCESSIONS AND PROCEEDS THEREOF.	Texas	03- 0017447975 Terminated 9/5/12; Continued 1/25/13

SCHEDULE IX

EXISTING INVESTMENTS

None.

SCHEDULE X

[RESERVED]

SCHEDULE XI

EXISTING AFFILIATE TRANSACTIONS

The company employs the services of Ad Astra Recovery Services, Inc. (“Ad Astra”), which is a related party through common ownership. Ad Astra provides third party collection activities for our U.S. operations. Generally, once delinquent loans are over 60 days past due, they are referred to Ad Astra for collections. Ad Astra earns a commission fee equal to 30% of any amounts successfully recovered. Payments collected by Ad Astra on our behalf and commissions payable to Ad Astra are net settled on a one month lag. The net amount receivable from Ad Astra at December 31, 2015 was $0.2 million, and the amount payable to Ad Astra at December 31, 2014 was $0.1 million. These amounts are included in “Prepaid expenses and other” in the Consolidated Balance Sheets. The commission expense paid to Ad Astra for the years ended December 31, 2015, 2014 and 2013 was $10.6 million, $8.9 million and $7.0 million, respectively, and is included in “Other store operating expenses” in the Consolidated Statements of Income.

The company entered into several operating agreements for their corporate office, collection office, and stores in which they operate, with several real estate entities that are related through common ownership.

As of December 31, 2015 and 2014 the company had a payable to their parent company, Speedy Group Holdings Corp. of $11.9 million and $3.2 million, respectively, primarily related to tax benefits that the Parent company has contributed to the consolidated tax return position and dividends declared, partially offset by corporate expenses that are initially paid by SCHC. The intercompany payble/receivable accountis settled on a periodic basis.

SCHEDULE XII

LICENSES AND OTHER GOVERNMENTAL APPROVALS

(a)	Post Closing Notification

None.

(b)	Material Governmental Approvals and Licenses: See attached.

REGULATORY APPROVALS REQUIRD POST-CLOSING: NONE

Entity	Title	Status	State	License Number	Address	Type	City	State	Zip	Contact	Notes
A Speedy Cash Car Title Loans, LLC	Domicil Registration	Active	NV	C912-2001	GENERAL USA	State License				NV-Secretary of State
A Speedy Cash Car Title Loans, LLC	Foreign Registration	Active	AZ	R-1498573-8	GENERAL USA	State License				AZ-Secretary of State - Corporation Commision
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SF0904074	1841 W. Northern Ave	State License	Phoenix	AZ	85021	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0103800	4040 N. 40th St	State License	Phoenix	AZ	85018	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0103799	1242 W. Main St	State License	Mesa	AZ	85201	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0105383	2351 N. Alvernon Way, #100	State License	Tucson	AZ	85712	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0106338	1551 E. Indian School Rd.	State License	Phoenix	AZ	85014	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0110207	1215 S. Country Club Dr	State License	Mesa	AZ	85210	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0110872	3520 E. Bell Rd	State License	Phoenix	AZ	85032	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0110200	5102 W. Olive Ave	State License	Glendale	AZ	85302	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0110197	1960 W. Baseline Rd	State License	Mesa	AZ	85202	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0112645	1956 E. Southern Ave #101	State License	Mesa	AZ	85204	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	Sales & Finance License	Active	AZ	SFBR0116375	3611 N Ridge Rd.	State License	Wichita	KS	67205	AZ-Dpt of Financial Institutions
A Speedy Cash Car Title Loans, LLC	State Business License	Active	NV	NV20011186050	3527 N Ridge Rd	State License	Wichita	KS	67205	NV-Secretary of State
Advance Group, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11001	2710A S. Maryland Pkwy	State License	Las Vegas	NV	89109	NV-Financial Institutions Division
Advance Group, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11002	4921 W. Sahara	State License	Las Vegas	NV	89146	NV-Financial Institutions Division
Advance Group, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11003	1532 N. Jones Blvd	State License	Las Vegas	NV	89108	NV-Financial Institutions Division
Advance Group, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11004	7460 W. Cheyenne Ave #110	State License	Las Vegas	NV	89129	NV-Financial Institutions Division
Advance Group, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11005	5067 E. Owens Ave	State License	Las Vegas	NV	89110	NV-Financial Institutions Division
Advance Group, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11006	690 E Prater Way	State License	Sparks	NV	89431	NV-Financial Institutions Division
Advance Group, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11102	1360 W Cheyenne Ave, Suite101	State License	North Las Vegas	NV	89030	NV-Financial Institutions Division
Advance Group, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTHB11127	2332 Civic Center Drive	State License	North Las Vegas	NV	89030	NV-Financial Institutions Division
Advance Group, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTHB11196	1601 W Warm Springs Rd	State License	Henderson	NV	89014	NV-Financial Institutions Division
Advance Group, Inc	Consumer Use Tax Permit	Active	NV	1001289803-007	690 E Prater Way	State License	Sparks	NV	89431	NV-Department of Taxation
Advance Group, Inc	Consumer Use Tax Permit	Active	NV	1001289803-008	1360 W Cheyenne Ave, Suite101	State License	North Las Vegas	NV	89030	NV-Department of Taxation
Advance Group, Inc	Consumer Use Tax Permit	Active	NV	1001289803-005	7460 W. Cheyenne Ave #110	State License	Las Vegas	NV	89129	NV-Department of Taxation
Advance Group, Inc	Consumer Use Tax Permit	Active	NV	1001289803-006	5067 E. Owens Ave	State License	Las Vegas	NV	89110	NV-Department of Taxation
Advance Group, Inc	Consumer Use Tax Permit	Active	NV	1003198864-002	4199 S. Ft. Apache Rd #D	State License	Las Vegas	NV	89147	NV-Department of Taxation
Advance Group, Inc	Consumer Use Tax Permit	Active	NV	1001289803-009	2332 Civic Center Drive	State License	North Las Vegas	NV	89030	NV-Department of Taxation
Advance Group, Inc	Consumer Use Tax Permit	Active	NV	1001289803-010	1601 W Warm Springs Rd	State License	Henderson	NV	89014	NV-Department of Taxation
Advance Group, Inc	Device Registration	Active	NV	RAPICASH	7460 W. Cheyenne Ave #110	State License	Las Vegas	NV	89129	NV-Dept of Agriculture
Advance Group, Inc	Device Registration	Active	NV	RAPICASH	5067 E. Owens Ave	State License	Las Vegas	NV	89110	NV-Dept of Agriculture
Advance Group, Inc	Device Registration	Active	NV	RAPICASH	1532 N. Jones Blvd	State License	Las Vegas	NV	89108	NV-Dept of Agriculture
Advance Group, Inc	Device Registration	Active	NV	96-B05047	690 E Prater Way	State License	Sparks	NV	89431	NV-Dept of Agriculture
Advance Group, Inc	Device Registration	Active	NV	RAPICASH	2710A S. Maryland Pkwy	State License	Las Vegas	NV	89109	NV-Dept of Agriculture
Advance Group, Inc	Device Registration	Active	NV	RAPICASH	4921 W. Sahara	State License	Las Vegas	NV	89146	NV-Dept of Agriculture
Advance Group, Inc	Device Registration	Active	NV	RAPICASH	1360 W Cheyenne Ave, Suite101	State License	North Las Vegas	NV	89030	NV-Dept of Agriculture
Advance Group, Inc	Device Registration	Active	NV	RAPICASH	2332 Civic Center Drive	State License	North Las Vegas	NV	89030	NV-Dept of Agriculture
Advance Group, Inc	Domicil Registration	Active	NV	C11137-1999	GENERAL USA	State License				NV-Secretary of State
Advance Group, Inc	State Business License	Active	NV	NV19991252559	GENERAL USA	State License				NV-Secretary of State
Attain Finance AZ, Inc	State Business License	Active	NV	NV20101790046	GENERAL USA	State License				NV-Secretary of State
Attain Finance, LLC	Domicil Registration	Active	NV	E0499842009-4	GENERAL USA	State License				NV-Secretary of State
Attain Finance, LLC	Foreign Registration	Active	AL	620-756	GENERAL USA	State License				AL-Secretary of State
Attain Finance, LLC	Foreign Registration	Active	AZ	R20103163	GENERAL USA	State License				AZ-Secretary of State - Corporation Commision
Attain Finance, LLC	Foreign Registration	Active	CO	20121212297	GENERAL USA	State License				CO-Secretary of State
Attain Finance, LLC	Foreign Registration	Active	IL	04290763	GENERAL USA	State License
Attain Finance, LLC	Foreign Registration	Active	KS	4460234	GENERAL USA	State License				KS-Secretary of State
Attain Finance, LLC	Foreign Registration	Active	LA	41684244Q	GENERAL USA	State License				LA-SOS
Attain Finance, LLC	Foreign Registration	Active	MO	FL1100843	GENERAL USA	State License				MO-Secretary of State
Attain Finance, LLC	Foreign Registration	Active	MS	1062545	GENERAL USA	State License				MS-Secretary of State
Attain Finance, LLC	Foreign Registration	Active	OR	729565-93	GENERAL USA	State License				OR-Secretary of State - Corporation Division
Attain Finance, LLC	Foreign Registration	Active	TN	717166	GENERAL USA	State License				TN-Department of State
Attain Finance, LLC	Foreign Registration	Active	TX	801351452	GENERAL USA	State License				TX-Secretary of State - Legal Support Unit
Attain Finance, LLC	Foreign Registration	Active	WA	1883245	GENERAL USA	State License				WA-Secretary of State - Corporations Division
Attain Finance, LLC	Franchise & Excise Tax	Active	TN	321841905	GENERAL USA	State License				TN-REVENUE-DEPT
Attain Finance, LLC	Master License - Tax Registration	Active	WA	602066706	GENERAL USA	State License				WA-Department of Licensing
Attain Finance, LLC	Money Transmitter	Initial Pending	TN		GENERAL USA	State License				TN (Tennesse) -Department of Financial Institutions
Attain Finance, LLC	Money Transmitter License	Active	IL	MT.0000268	GENERAL USA	State License				IL-Dept of Financial and Profesional Regulation
Attain Finance, LLC	Money Transmitter License	Active	KS	MT-0000022	3527 N Ridge Rd	State License	Wichita	KS	67205	Kansas (KS) Office of the State Banking Commissioner
Attain Finance, LLC	Money Transmitter License	Active	NV	MT10058	GENERAL USA	State License				NV-Financial Institutions Division
Attain Finance, LLC	Money Transmitter License	Active	OR	MTX-30130	GENERAL USA	State License				OR-Department of Finance & Corporate Securities
Attain Finance, LLC	Money Transmitter License	Active	WA	550-MT-58004	GENERAL USA	State License				WA-Department of Financial Institutions
Attain Finance, LLC	Sale of Checks Law	Active	MO	MO-17-6289	GENERAL USA	State License				MO-Division of Finance
Attain Finance, LLC	State Business License	Active	NV	NV20091449316	GENERAL USA	State License				NV-Secretary of State
Cash Colorado, LLC	539 Regulatory License - Motor Vehicle Dealer (Retail)	Active	AL	03-05047-17	1501 Eastern Blvd	State License	Montgomery	AL	36117	AL-REVENUE-DEPT
Cash Colorado, LLC	539 Regulatory License - Motor Vehicle Dealer (Retail)	Active	AL	03-05047-17	321 Palisades Blvd	State License	Birmingham	AL	35209	AL-REVENUE-DEPT
Cash Colorado, LLC	539 Regulatory License - Motor Vehicle Dealer (Retail)	Active	AL	03-05047-17	6401 Airport Blvd, Suite B	State License	Mobile	AL	36608	AL-REVENUE-DEPT
Cash Colorado, LLC	539 Regulatory License - Motor Vehicle Dealer (Retail)	Active	AL	03-05047-17	3410 Hwy 69 N	State License	Northport	AL	35473	AL-REVENUE-DEPT
Cash Colorado, LLC	539 Regulatory License - Motor Vehicle Dealer (Retail)	Active	AL	03-05047-17	4298 University Dr NW	State License	Huntsville	AL	35816	AL-REVENUE-DEPT
Cash Colorado, LLC	539 Regulatory License - Motor Vehicle Dealer (Retail)	Active	AL	03-05047-17	3615 McFarland Blvd. East, Suite 109	State License	Tuscaloosa	AL	35405	AL-REVENUE-DEPT
Cash Colorado, LLC	539 Regulatory License - Motor Vehicle Dealer (Retail)	Active	AL	03-05047-17	932 Ann St.	State License	Montgomery	AL	36107	AL-REVENUE-DEPT
Cash Colorado, LLC	Deferred Presentment License	Active	AL	DP 21200	1501 Eastern Blvd	State License	Montgomery	AL	36117	AL-State Banking Department
Cash Colorado, LLC	Deferred Presentment License	Active	AL	DP 21200.001	321 Palisades Blvd	State License	Birmingham	AL	35209	AL-State Banking Department
Cash Colorado, LLC	Deferred Presentment License	Active	AL	DP 21200.002	6401 Airport Blvd, Suite B	State License	Mobile	AL	36608	AL-State Banking Department
Cash Colorado, LLC	Deferred Presentment License	Active	AL	DP 21200.003	3410 Hwy 69 N	State License	Northport	AL	35473	AL-State Banking Department
Cash Colorado, LLC	Deferred Presentment License	Active	AL	DP 21200.004	932 Ann St.	State License	Montgomery	AL	36107	AL-State Banking Department
Cash Colorado, LLC	Deferred Presentment License	Active	AL	DP 21200.006	4298 University Dr NW	State License	Huntsville	AL	35816	AL-State Banking Department
Cash Colorado, LLC	Deferred Presentment License	Active	AL	DP 21200.005	3615 McFarland Blvd. East, Suite 109	State License	Tuscaloosa	AL	35405	AL-State Banking Department
Cash Colorado, LLC	Deferred Presentment License	Active	AL	DP 21200.007	AL INTERNET STORE	State License		AL		AL-State Banking Department
Cash Colorado, LLC	Device Permit	Active	CO	338-46520-15	265 S. Wadsworth Blvd	State License	Lakewood	CO	80226	CO-Department of Agriculture
Cash Colorado, LLC	Device Permit	Active	CO	338-46521-15	6501 E. Evans Ave	State License	Denver	CO	80224	CO-Department of Agriculture
Cash Colorado, LLC	Device Permit	Active	CO	338-46425-15	1895 S. Federal Blvd	State License	Denver	CO	80219	CO-Department of Agriculture
Cash Colorado, LLC	Device Registration	Active	AL	400587	1501 Eastern Blvd	State License	Montgomery	AL	36117	AL-Dpt Agriculture - Weights and Measures
Cash Colorado, LLC	Device Registration	Active	AL	400588	321 Palisades Blvd	State License	Birmingham	AL	35209	AL-Dpt Agriculture - Weights and Measures
Cash Colorado, LLC	Device Registration	Active	AL	400586	6401 Airport Blvd, Suite B	State License	Mobile	AL	36608	AL-Dpt Agriculture - Weights and Measures
Cash Colorado, LLC	Device Registration	Active	AL	404978	3410 Hwy 69 N	State License	Northport	AL	35473	AL-Dpt Agriculture - Weights and Measures
Cash Colorado, LLC	Device Registration	Active	AL	406130	932 Ann St.	State License	Montgomery	AL	36107	AL-Dpt Agriculture - Weights and Measures
Cash Colorado, LLC	Device Registration	Active	AL	406570	3615 McFarland Blvd. East, Suite 109	State License	Tuscaloosa	AL	35405	AL-Dpt Agriculture - Weights and Measures
Cash Colorado, LLC	Device Registration	Active	AL	406732	4298 University Dr NW	State License	Huntsville	AL	35816	AL-Dpt Agriculture - Weights and Measures
Cash Colorado, LLC	Domicil Registration	Active	NV	NV20031359972	GENERAL USA	State License				NV-Secretary of State
Cash Colorado, LLC	Foreign Registration	Active	AL	618-906	GENERAL USA	State License				AL-Secretary of State
Cash Colorado, LLC	Foreign Registration	Active	CO	20031261310	GENERAL USA	State License				CO-Secretary of State
Cash Colorado, LLC	Foreign Registration	Active	ID	W90368	GENERAL USA	State License				ID-Secretary of State
Cash Colorado, LLC	Non-Dealer Designated Agent MVT 5-1E (ETAPS)	Active	AL	03-01241-00	1501 Eastern Blvd	State License	Montgomery	AL	36117	AL-REVENUE-DEPT

Cash Colorado, LLC	Non-Dealer Designated Agent MVT 5-1E (ETAPS)	Active	AL	01-02446-00	321 Palisades Blvd	State License	Birmingham	AL	35209	AL-REVENUE-DEPT
Cash Colorado, LLC	Non-Dealer Designated Agent MVT 5-1E (ETAPS)	Active	AL	02-01325-00	6401 Airport Blvd, Suite B	State License	Mobile	AL	36608	AL-REVENUE-DEPT
Cash Colorado, LLC	Non-Dealer Designated Agent MVT 5-1E (ETAPS)	Active	AL	63-00749-00	3410 Hwy 69 N	State License	Northport	AL	35473	AL-REVENUE-DEPT
Cash Colorado, LLC	Non-Dealer Designated Agent MVT 5-1E (ETAPS)	Active	AL	47-00862-00	4298 University Dr NW	State License	Huntsville	AL	35816	AL-REVENUE-DEPT
Cash Colorado, LLC	Non-Dealer Designated Agent MVT 5-1E (ETAPS)	Active	AL	63-00759-00	3615 McFarland Blvd. East, Suite 109	State License	Tuscaloosa	AL	35405	AL-REVENUE-DEPT
Cash Colorado, LLC	Non-Dealer Designated Agent MVT 5-1E (ETAPS)	Active	AL	03-01248-00	932 Ann St.	State License	Montgomery	AL	36107	AL-REVENUE-DEPT
Cash Colorado, LLC	Pawn Shop License	Active	AL	21201	1501 Eastern Blvd	State License	Montgomery	AL	36117	AL-State Banking Department
Cash Colorado, LLC	Pawn Shop License	Active	AL	21201.001	321 Palisades Blvd	State License	Birmingham	AL	35209	AL-State Banking Department
Cash Colorado, LLC	Pawn Shop License	Active	AL	21201.002	6401 Airport Blvd, Suite B	State License	Mobile	AL	36608	AL-State Banking Department
Cash Colorado, LLC	Pawn Shop License	Active	AL	21201.003	3410 Hwy 69 N	State License	Northport	AL	35473	AL-State Banking Department
Cash Colorado, LLC	Pawn Shop License	Active	AL	21201.004	932 Ann St.	State License	Montgomery	AL	36107	AL-State Banking Department
Cash Colorado, LLC	Pawn Shop License	Active	AL	21201.006	4298 University Dr NW	State License	Huntsville	AL	35816	AL-State Banking Department
Cash Colorado, LLC	Pawn Shop License	Active	AL	21201.005	3615 McFarland Blvd. East, Suite 109	State License	Tuscaloosa	AL	35405	AL-State Banking Department
Cash Colorado, LLC	Sales Tax Registration	Active	AL	R007480197	1501 Eastern Blvd	State License	Montgomery	AL	36117	AL-REVENUE-DEPT
Cash Colorado, LLC	Sales Tax Registration	Active	AL	R007480197	321 Palisades Blvd	State License	Birmingham	AL	35209	AL-REVENUE-DEPT
Cash Colorado, LLC	Sales Tax Registration	Active	AL	R007480197	6401 Airport Blvd, Suite B	State License	Mobile	AL	36608	AL-REVENUE-DEPT
Cash Colorado, LLC	Sales Tax Registration	Active	AL	R007480197	3410 Hwy 69 N	State License	Northport	AL	35473	AL-REVENUE-DEPT
Cash Colorado, LLC	Sales Tax Registration	Active	AL	R007480197	4298 University Dr NW	State License	Huntsville	AL	35816	AL-REVENUE-DEPT
Cash Colorado, LLC	Sales Tax Registration	Active	AL	R007480197	3615 McFarland Blvd. East, Suite 109	State License	Tuscaloosa	AL	35405	AL-REVENUE-DEPT
Cash Colorado, LLC	Sales Tax Registration	Active	AL	R007480197	932 Ann St.	State License	Montgomery	AL	36107	AL-REVENUE-DEPT
Cash Colorado, LLC	State business License	Active	NV	NV20031359972	GENERAL USA	State License				NV-Secretary of State
Cash Colorado, LLC	Supervised Lenders License	Active	CO	990233	265 S. Wadsworth Blvd	State License	Lakewood	CO	80226	CO-Dept of Law
Cash Colorado, LLC	Supervised Lenders License	Active	CO	990233-001	6501 E. Evans Ave	State License	Denver	CO	80224	CO-Dept of Law
Cash Colorado, LLC	Supervised Lenders License	Active	CO	990233-003	1895 S. Federal Blvd	State License	Denver	CO	80219	CO-Dept of Law
Cash Colorado, LLC	Supervised Lenders License	Active	CO	990233-002	COLORADO INTERNET STORE	State License		CO		CO-Dept of Law
Cash Money Cheque Cashing, Inc.	Provincial Payday Lender License	Active	ON	Ontario	3104 27th Street, Unit 4	State License	Vernon	BC	V1T 4M6
CDM Development, LLC	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
CDM Development, LLC	Foreign Registration	Active	AZ	Number not issued	GENERAL USA	State License				AZ-Secretary of State - Corporation Commision
CDM Development, LLC	Foreign Registration	Active	CO	Number not issued	GENERAL USA	State License
CDM Development, LLC	Foreign Registration	Active	KS	4252482	GENERAL USA	State License
CDM Development, LLC	Foreign Registration	Active	OR	555582-91	GENERAL USA	State License
CDM Development, LLC	Foreign Registration	Active	TX	801053899	GENERAL USA	State License
CDM Development, LLC	State Business License	Active	NV	NV20031120985	GENERAL USA	State License				NV-Secretary of State
CDM Development, LLC	State of Arizona Transaction Privilage Use Tax	Active	AZ	No number issued	3527 N Ridge Rd	State License	Wichita	KS	67205	AZ-State Banking Department
CFTC Finance, Inc.	Domicil Registration	Active	DE	6045927	GENERAL USA	State License				DE-Secretary of State
CFTC Finance, Inc.	Foreign Registration	Active	KS	5035480	3527 N Ridge Rd	State License	Wichita	KS	67205	KS-Secretary of State
CFTC Finance, Inc.	Foreign Registration	Active	TX	802510164	3527 N Ridge Rd	State License	Wichita	KS	67205	TX-Secretary of State - Legal Support Unit
Concord Finance, Inc	Check Casher License	Active	LA	003178	2955 E. Texas Ave	State License	Bossier City	LA	71111	LA-Office of Financial Institutions
Concord Finance, Inc	Check Casher License	Active	LA	003176	2785 Belle Chasse Highway	State License	Gretna	LA	70056	LA-Office of Financial Institutions
Concord Finance, Inc	Check Casher License	Active	LA	003160	10828 Florida Blvd	State License	Baton Rouge	LA	70815	LA-Office of Financial Institutions
Concord Finance, Inc	Check Casher License	Active	LA	003177	123 Gause Boulevard West	State License	Slidell	LA	70460	LA-Office of Financial Institutions
Concord Finance, Inc	Check Casher License	Active	LA	003233	9360 Mansfield Rd.	State License	Shreveport	LA	71118	LA-Office of Financial Institutions
Concord Finance, Inc	Check Casher License	Active	MS	CC/002441/2015	9240 Highway 49 (Suite:101/102)	State License	Gulfport	MS	39501	MS-Department of Banking and Consumer Finance
Concord Finance, Inc	Check Casher License	Active	MS	CC/002610/2015	1021 Mississippi Hwy 39 (Suite: A & B)	State License	Meridian	MS	39301	MS-Department of Banking and Consumer Finance
Concord Finance, Inc	Consumer Installment Loan License	Active	MO	###-##-####	1331 E. 63rd St	State License	Kansas City	MO	64110	MO-Division of Finance
Concord Finance, Inc	Consumer Installment Loan License	Active	MO	###-##-####	11221 E. 23rd St	State License	Independence	MO	64052	MO-Division of Finance
Concord Finance, Inc	Consumer Installment Loan License	Active	MO	###-##-####	3947 Main St	State License	Kansas City	MO	64111	MO-Division of Finance
Concord Finance, Inc	Consumer Installment Loan License	Active	MO	###-##-####	1212 S Belt Hwy	State License	St Joseph	MO	64507	MO-Division of Finance
Concord Finance, Inc	Consumer Installment Loan License	Active	MO	###-##-####	2949 S National Ave	State License	Springfield	MO	65807	MO-Division of Finance
Concord Finance, Inc	Corporate and Franchise Tax	Active	MS	1327-6710	GENERAL USA	State License				MS-REVENUE-DEPT
Concord Finance, Inc	Deferred Presentment Services	Active	TN	113882-101	5900 Brainerd Rd.	State License	Chattanooga	TN	37411	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882	TN INTERNET STORE	State License		TN		TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-103	4403 Chapman Highway	State License	Knoxville	TN	37920	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-104	120 Gallatin Pike S.	State License	Madison	TN	37115	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-102	2401 Nolensville Pike	State License	Nashville	TN	37211	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-105	5701 Charlotte Pike	State License	Nashville	TN	37209	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-106	5002 Harding Place	State License	Nashville	TN	37211	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-107	106 Knox Road	State License	Knoxville	TN	37918	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-108	1698 Memorial Blvd	State License	Murfreesboro	TN	37129	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-110	1655 Fort Campbell Blvd.	State License	Clarksville	TN	37042	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-109	808 25th St. NW	State License	Cleveland	TN	37311	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Deferred Presentment Services - Branch	Active	TN	113882-111	3100 Dickerson Pike	State License	Nashville	TN	37207	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Device Registration	Active	MS	Permit Not Required	3611 N Ridge Rd.	State License	Wichita	KS	67205	MS - Dept of Agriculture and Commerce
Concord Finance, Inc	Device Registration	Active	MS	Permit Not Required	1021 Mississippi Hwy 39 (Suite: A & B)	State License	Meridian	MS	39301	MS - Dept of Agriculture and Commerce
Concord Finance, Inc	Device Registration	Active	MS	Permit Not Required	9240 Highway 49 (Suite:101/102)	State License	Gulfport	MS	39501	MS - Dept of Agriculture and Commerce
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	5900 Brainerd Rd.	State License	Chattanooga	TN	37411	TN-Dpt of Weights and Measures
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	120 Gallatin Pike S.	State License	Madison	TN	37115	TN-Dpt of Weights and Measures
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	2401 Nolensville Pike	State License	Nashville	TN	37211	TN-Dpt of Weights and Measures
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	5701 Charlotte Pike	State License	Nashville	TN	37209	TN-Dpt of Weights and Measures
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	5002 Harding Place	State License	Nashville	TN	37211	TN-Dpt of Weights and Measures
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	106 Knox Road	State License	Knoxville	TN	37918	TN-Dpt of Weights and Measures
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	1698 Memorial Blvd	State License	Murfreesboro	TN	37129	TN-Dpt of Weights and Measures
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	1655 Fort Campbell Blvd.	State License	Clarksville	TN	37042	TN-Dpt of Weights and Measures
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	808 25th St. NW	State License	Cleveland	TN	37311	TN-Dpt of Weights and Measures
Concord Finance, Inc	Device Registration	Active	TN	Permit Not Required	3100 Dickerson Pike	State License	Nashville	TN	37207	TN-Dpt of Weights and Measures
Concord Finance, Inc	Domicil Registration	Active	NV	C12543-2002	GENERAL USA	State License				NV-Secretary of State
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-101	5900 Brainerd Rd.	State License	Chattanooga	TN	37411	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-102	4403 Chapman Highway	State License	Knoxville	TN	37920	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-103	120 Gallatin Pike S.	State License	Madison	TN	37115	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-104	2401 Nolensville Pike	State License	Nashville	TN	37211	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-105	5701 Charlotte Pike	State License	Nashville	TN	37209	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-106	5002 Harding Place	State License	Nashville	TN	37211	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-107	106 Knox Road	State License	Knoxville	TN	37918	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-108	1698 Memorial Blvd	State License	Murfreesboro	TN	37129	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-109	808 25th St. NW	State License	Cleveland	TN	37311	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-110	1655 Fort Campbell Blvd.	State License	Clarksville	TN	37042	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Branch	Active	TN	124797-111	3100 Dickerson Pike	State License	Nashville	TN	37207	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Flex Credit Loan License - Headquarters	Active	TN	124797 (926892)	3527 N Ridge Rd	State License	Wichita	KS	67205	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Foreign Registration	Active	KS	3778776	GENERAL USA	State License				KS-Secretary of State
Concord Finance, Inc	Foreign Registration	Active	LA	Number not issued	GENERAL USA	State License				LA-SOS
Concord Finance, Inc	Foreign Registration	Active	MO	F00514513	GENERAL USA	State License				MO-Secretary of State
Concord Finance, Inc	Foreign Registration	Active	MS	Number not issued	GENERAL USA	State License				MS-Secretary of State
Concord Finance, Inc	Foreign Registration	Active	TN	672702	TN INTERNET STORE	State License		TN		TN-Department of State
Concord Finance, Inc	Franchise & Excise Tax	Active	TN	321390205	GENERAL USA	State License				TN-REVENUE-DEPT
Concord Finance, Inc	Licensed Lender - Payday	Active	LA	1238583-957816	2955 E. Texas Ave	State License	Bossier City	LA	71111	LA-Office of Financial Institutions

Concord Finance, Inc	Licensed Lender - Payday	Active	LA	1238566-947320	2785 Belle Chasse Highway	State License	Gretna	LA	70056	LA-Office of Financial Institutions
Concord Finance, Inc	Licensed Lender - Payday	Active	LA	1218092-914441	10828 Florida Blvd	State License	Baton Rouge	LA	70815	LA-Office of Financial Institutions
Concord Finance, Inc	Licensed Lender - Payday	Active	LA	1238586-958484	123 Gause Boulevard West	State License	Slidell	LA	70460	LA-Office of Financial Institutions
Concord Finance, Inc	Licensed Lender - Payday	Active	LA	1264694-989810	9360 Mansfield Rd.	State License	Shreveport	LA	71118	LA-Office of Financial Institutions
Concord Finance, Inc	Licensed Lender - Payday - Non Lending Main Location	Active	LA	(NMLS ID: 926892)	3527 N Ridge Rd	State License	Wichita	KS	67205	LA-Office of Financial Institutions
Concord Finance, Inc	Licensed Lender - Title	Active	LA	1238583-957816	2955 E. Texas Ave	State License	Bossier City	LA	71111	LA-Office of Financial Institutions
Concord Finance, Inc	Licensed Lender - Title	Active	LA	1238566-947320	2785 Belle Chasse Highway	State License	Gretna	LA	70056	LA-Office of Financial Institutions
Concord Finance, Inc	Licensed Lender - Title	Active	LA	1218092-914441	10828 Florida Blvd	State License	Baton Rouge	LA	70815	LA-Office of Financial Institutions
Concord Finance, Inc	Licensed Lender - Title	Active	LA	1238586-958484	123 Gause Boulevard West	State License	Slidell	LA	70460	LA-Office of Financial Institutions
Concord Finance, Inc	Licensed Lender - Title	Active	LA	1264694-989810	9360 Mansfield Rd.	State License	Shreveport	LA	71118	LA-Office of Financial Institutions
Concord Finance, Inc	MS Credit Availability Act License	Active	MS	002903	9240 Highway 49 (Suite:101/102)	State License	Gulfport	MS	39501	MS-Department of Banking and Consumer Finance
Concord Finance, Inc	MS Credit Availability Act License	Active	MS	002901	1021 Mississippi Hwy 39 (Suite: A & B)	State License	Meridian	MS	39301	MS-Department of Banking and Consumer Finance
Concord Finance, Inc	Revenue Account: Income & Franchise Tax	Active	LA	1546734-001	GENERAL USA	State License				LA-REVENUE-DEPT
Concord Finance, Inc	Small Small Loan Company	Active	MO	###-##-####	1331 E. 63rd St	State License	Kansas City	MO	64110	MO-Division of Finance
Concord Finance, Inc	Small Small Loan Company	Active	MO	###-##-####	11221 E. 23rd St	State License	Independence	MO	64052	MO-Division of Finance
Concord Finance, Inc	Small Small Loan Company	Active	MO	###-##-####	3947 Main St	State License	Kansas City	MO	64111	MO-Division of Finance
Concord Finance, Inc	Small Small Loan Company	Active	MO	###-##-####	2600 Independence Blvd	State License	Kansas City	MO	64124	MO-Division of Finance
Concord Finance, Inc	Small Small Loan Company	Active	MO	###-##-####	1212 S Belt Hwy	State License	St Joseph	MO	64507	MO-Division of Finance
Concord Finance, Inc	Small Small Loan Company	Active	MO	###-##-####	2949 S National Ave	State License	Springfield	MO	65807	MO-Division of Finance
Concord Finance, Inc	State business License	Active	NV	NV20021318790	GENERAL USA	State License				NV-Secretary of State
Concord Finance, Inc	State Business Tax (City)	Active	TN	505362236	106 Knox Road	State License	Knoxville	TN	37918	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505119802	5900 Brainerd Rd.	State License	Chattanooga	TN	37411	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505506769	2401 Nolensville Pike	State License	Nashville	TN	37211	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505506803	4403 Chapman Highway	State License	Knoxville	TN	37920	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505490919	5002 Harding Place	State License	Nashville	TN	37211	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505506796	5701 Charlotte Pike	State License	Nashville	TN	37209	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505697723	1655 Fort Campbell Blvd.	State License	Clarksville	TN	37042	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505580689	808 25th St. NW	State License	Cleveland	TN	37311	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505788376	1698 Memorial Blvd	State License	Murfreesboro	TN	37129	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505697723	1655 Fort Campbell Blvd.	State License	Clarksville	TN	37042	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	505580689	808 25th St. NW	State License	Cleveland	TN	37311	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (City)	Active	TN	506217392	3100 Dickerson Pike	State License	Nashville	TN	37207	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173226923	4403 Chapman Highway	State License	Knoxville	TN	37920	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173106231	5900 Brainerd Rd.	State License	Chattanooga	TN	37411	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173641742	120 Gallatin Pike S.	State License	Madison	TN	37115	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173203162	2401 Nolensville Pike	State License	Nashville	TN	37211	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173632896	5002 Harding Place	State License	Nashville	TN	37211	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173328840	5701 Charlotte Pike	State License	Nashville	TN	37209	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173756520	1698 Memorial Blvd	State License	Murfreesboro	TN	37129	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173756520	1698 Memorial Blvd	State License	Murfreesboro	TN	37129	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	174065373	1655 Fort Campbell Blvd.	State License	Clarksville	TN	37042	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	174065382	808 25th St. NW	State License	Cleveland	TN	37311	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	174036332	3100 Dickerson Pike	State License	Nashville	TN	37207	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173462892	5002 Harding Place	State License	Nashville	TN	37211	TN-REVENUE-DEPT
Concord Finance, Inc	State Business Tax (County)	Active	TN	173632887	106 Knox Road	State License	Knoxville	TN	37918	TN-REVENUE-DEPT
Concord Finance, Inc	Title Pledge	Active	MS	002440	9240 Highway 49 (Suite:101/102)	State License	Gulfport	MS	39501	MS-Department of Banking and Consumer Finance
Concord Finance, Inc	Title Pledge	Active	MS	002613	1021 Mississippi Hwy 39 (Suite: A & B)	State License	Meridian	MS	39301	MS-Department of Banking and Consumer Finance
Concord Finance, Inc	Title Pledge	Active	TN	2423	5900 Brainerd Rd.	State License	Chattanooga	TN	37411	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2426	4403 Chapman Highway	State License	Knoxville	TN	37920	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2425	120 Gallatin Pike S.	State License	Madison	TN	37115	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2427	2401 Nolensville Pike	State License	Nashville	TN	37211	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2432	5701 Charlotte Pike	State License	Nashville	TN	37209	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2490	5002 Harding Place	State License	Nashville	TN	37211	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2491	106 Knox Road	State License	Knoxville	TN	37918	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2534	1698 Memorial Blvd	State License	Murfreesboro	TN	37129	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2604	1655 Fort Campbell Blvd.	State License	Clarksville	TN	37042	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2535	808 25th St. NW	State License	Cleveland	TN	37311	TN (Tennesse) -Department of Financial Institutions
Concord Finance, Inc	Title Pledge	Active	TN	2610	3100 Dickerson Pike	State License	Nashville	TN	37207	TN (Tennesse) -Department of Financial Institutions
Curo Financial Technologies Corp.	Domicil Registration	Active	DE	Number not issued	GENERAL USA	State License				NV-Secretary of State
Curo Financial Technologies Corp.	Foreign Registration	Active	MO	F00979132	GENERAL USA	State License				MO-Secretary of State
Curo Group Holdings Corp	Domicil Registration	Active	DE	5285765	GENERAL USA	State License				DE-Secretary of State
Curo Group Holdings Corp	Foreign Registration	Active	CA	C3813771		State License				CA-Secretary of State
Curo Group Holdings Corp	Foreign Registration	Active	KS	4934576		State License				KS-Secretary of State
Curo Group Holdings Corp	Witholdings Tax	Active	KS	90-0934597	GENERAL USA	State License				KS-REVENUE-DEPT
Curo Intermediate Holdings Corp	Domicil Registration	Active	DE	Number not issued	GENERAL USA	State License				NV-Secretary of State
Curo Intermediate Holdings Corp	Foreign Registration	Active	MO	F01113129	GENERAL USA	State License				MO-Secretary of State
Curo Intermediate Holdings Corp	Revenue Account: Income & Franchise Tax	Active	LA	1946172-001-200	GENERAL USA	State License				LA-REVENUE-DEPT
Curo Management LLC	Consumer Use Tax Permit	Active	NV	1002198038	GENERAL USA	State License				NV-Department of Taxation
Curo Management LLC	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
Curo Management LLC	Foreign Registration	Active	AL	Number not issued	GENERAL USA	State License				AL-Secretary of State
Curo Management LLC	Foreign Registration	Active	AZ	R20956621	GENERAL USA	State License				AZ-Secretary of State - Corporation Commision
Curo Management LLC	Foreign Registration	Active	CA	Number not issued	GENERAL USA	State License
Curo Management LLC	Foreign Registration	Active	CO	Number not issued	GENERAL USA	State License
Curo Management LLC	Foreign Registration	Active	IL	04208226	GENERAL USA	State License
Curo Management LLC	Foreign Registration	Active	KS	Number not issued	GENERAL USA	State License				KS-Secretary of State
Curo Management LLC	Foreign Registration	Active	LA	41505431Q	GENERAL USA	State License				LA-SOS
Curo Management LLC	Foreign Registration	Active	MO	FL0541050	GENERAL USA	State License				MO-Secretary of State
Curo Management LLC	Foreign Registration	Active	MS	1041213	GENERAL USA	State License				MS-Secretary of State
Curo Management LLC	Foreign Registration	Active	OR	Number not issued	GENERAL USA	State License
Curo Management LLC	Foreign Registration	Active	TN	707556	GENERAL USA	State License
Curo Management LLC	Foreign Registration	Active	TX	800805796	GENERAL USA	State License
Curo Management LLC	Foreign Registration	Active	WA	Number not issued	GENERAL USA	State License
Curo Management LLC	Franchise & Excise Tax	Active	TN	321747973	GENERAL USA	State License				TN-REVENUE-DEPT
Curo Management LLC	State Business License	Active	NV	NV20021159392	2710A S. Maryland Pkwy	State License	Las Vegas	NV	89109	NV-Secretary of State
Curo Management LLC	State Transaction Privilage License	Active	AZ	No number issued	GENERAL USA	State License				AZ-Dpt of Revenue
Curo Management LLC	Use Tax	Active	CA	SU OHA 101-680336	GENERAL USA	State License				CA-Board of Equalization
Curo Management LLC	Witholding Tax	Active	AL	WTH-R007303441	GENERAL USA	State License				AL-REVENUE-DEPT
Curo Management LLC	Witholdings Tax	Active	LA	1440112001	GENERAL USA	State License				LA-REVENUE-DEPT
Curo Management LLC	Witholdings Tax/Franchise Tax	Active	MS	1302-2904(Witholding)	GENERAL USA	State License				MS-REVENUE-DEPT
CURO Receivables Finance I, LLC	Sales & Finance License	Active	AZ	SF 0938518	GENERAL USA	State License				AZ-Dpt of Financial Institutions
CURO Receivables Finance I, LLC	Supervised Lenders License	Initial Pending	CO	TBD	GENERAL USA	State License				CO-Dept of Law
CURO Receivables Holdings I, LLC	Sales & Finance License	Active	AZ	SF 0938907	GENERAL USA	State License				AZ-Dpt of Financial Institutions
CURO Receivables Holdings I, LLC	Supervised Lenders License	Initial Pending	CO	TBD	GENERAL USA	State License				CO-Dept of Law
CURO Receivables Holdings I, LLC	Small Loan License	Initial Pending	NM	TBD	GENERAL USA	State License				NM-Office of Public Regulation Commision
CURO Receivables Holdings I, LLC	MS Credit Availability Act License	Initial Pending	MS	TBD	GENERAL USA	State License				MS-Department of Banking and Consumer Finance

CURO Receivables Holdings I, LLC	Supervised Lender License	Initial Pending	SC	TBD	GENERAL USA	State License				SC-Board of Financial Institutions
CURO Receivables Holdings I, LLC	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Initial Pending	NV	TBD	GENERAL USA	State License				NV-Financial Institutions Division
CURO Receivables Holdings I, LLC	Consumer Installment Loan License	Initial Pending	IL	TBD	GENERAL USA	State License				IL-Dept of Financial and Profesional Regulation
Evergreen Financial Investments, Inc	Check Casher Branch License	Active	WA	530-CC-22968-85100	7116 N.E. Fourth Plain Rd	State License	Vancouver	WA	98661	WA-Department of Financial Institutions
Evergreen Financial Investments, Inc	Check Casher Branch License	Active	WA	530-CC-22968-28742	10309 SE Mill Plain Blvd #A	State License	Vancouver	WA	98664	WA-Department of Financial Institutions
Evergreen Financial Investments, Inc	Check Casher Branch License	Active	WA	530-CC-46856-46856	WASHINGTON INTERNET STORE	State License		WA		WA-Department of Financial Institutions
Evergreen Financial Investments, Inc	Check Casher License (Main)	Active	WA	530-CC-22968	3527 N Ridge Rd	State License	Wichita	KS	67205	WA-Department of Financial Institutions
Evergreen Financial Investments, Inc	Check Cashing License	Active	OR	CC-0147	12131 S.E. Powell Blvd	State License	Portland	OR	97266	OR-Department of Finance & Corporate Securities
Evergreen Financial Investments, Inc	Check Cashing License	Active	OR	CC-0148	19026 E. Burnside St.	State License	Portland (Gresham)	OR	97233	OR-Department of Finance & Corporate Securities
Evergreen Financial Investments, Inc	Check Cashing License	Active	OR	CC-0149	3849 S.E. Powell Blvd	State License	Portland	OR	97202	OR-Department of Finance & Corporate Securities
Evergreen Financial Investments, Inc	Domicil Registration	Active	NV	C28559-2001	GENERAL USA	State License				NV-Secretary of State
Evergreen Financial Investments, Inc	Foreign Registration	Active	OR	122369-98	GENERAL USA	State License
Evergreen Financial Investments, Inc	Foreign Registration	Active	WA	Number not issued	GENERAL USA	State License
Evergreen Financial Investments, Inc	General Business License	Active	WA	602 163 616 001 0002	10309 SE Mill Plain Blvd #A	State License	Vancouver	WA	98664	WA-REVENUE-DEPT
Evergreen Financial Investments, Inc	General Business License	Active	WA	602 163 616 001 0001	7116 N.E. Fourth Plain Rd	State License	Vancouver	WA	98661	WA-REVENUE-DEPT
Evergreen Financial Investments, Inc	Master License	Active	WA	602 163 616 001 0001	GENERAL USA	State License				WA-Secretary of State - Corporations Division
Evergreen Financial Investments, Inc	Payday/Title Loan Branch Registration	Active	OR	0267-001-S (acc#CF2670)	12131 S.E. Powell Blvd	State License	Portland	OR	97266	OR-Department of Consumer and Business
Evergreen Financial Investments, Inc	Payday/Title Loan Branch Registration	Active	OR	0267-002-S	19026 E. Burnside St.	State License	Portland (Gresham)	OR	97233	OR-Department of Consumer and Business
Evergreen Financial Investments, Inc	Payday/Title Loan Branch Registration	Active	OR	0267-003-S	3849 S.E. Powell Blvd	State License	Portland	OR	97202	OR-Department of Consumer and Business
Evergreen Financial Investments, Inc	Payday/Title Loan Registration	Active	OR	0267	3527 N Ridge Rd	State License	Wichita	KS	67205	OR-Department of Consumer and Business
Evergreen Financial Investments, Inc	Scale License	Active	OR	AG-L1025618A	12131 S.E. Powell Blvd	State License	Portland	OR	97266	OR-Department of Agriculture
Evergreen Financial Investments, Inc	Scale License	Active	OR	AG-L1025620A	19026 E. Burnside St.	State License	Portland (Gresham)	OR	97233	OR-Department of Agriculture
Evergreen Financial Investments, Inc	Scale License	Active	OR	AG-L1025619A	3849 S.E. Powell Blvd	State License	Portland	OR	97202	OR-Department of Agriculture
Evergreen Financial Investments, Inc	Scale License	Active	WA	602 163 616 001 0002	10309 SE Mill Plain Blvd #A	State License	Vancouver	WA	98664	WA-REVENUE-DEPT
Evergreen Financial Investments, Inc	Scale License	Active	WA	602 163 616 001 0001	7116 N.E. Fourth Plain Rd	State License	Vancouver	WA	98661	Wa-Department of Agriculture
Evergreen Financial Investments, Inc	Small Loan Endorsement	Active	WA	530-SL-22968-85100	7116 N.E. Fourth Plain Rd	State License	Vancouver	WA	98661	WA-Department of Financial Institutions
Evergreen Financial Investments, Inc	Small Loan Endorsement	Active	WA	530-CC-22968-28742	10309 SE Mill Plain Blvd #A	State License	Vancouver	WA	98664	WA-Department of Financial Institutions
Evergreen Financial Investments, Inc	Small Loan Endorsement	Active	WA	530-SL-22968-46856	WASHINGTON INTERNET STORE	State License		WA		WA-Department of Financial Institutions
Evergreen Financial Investments, Inc	Small Loan Endorsement (Main)	Active	WA	530-SL-22968	3527 N Ridge Rd	State License	Wichita	KS	67205	WA-Department of Financial Institutions
Evergreen Financial Investments, Inc	State Business License	Active	NV	NV20011461738	GENERAL USA	State License				NV-Secretary of State
FMMR Investments, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH10323	4241 S. Nellis Blvd	State License	Las Vegas	NV	89117	NV-Financial Institutions Division
FMMR Investments, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH10324	4199 S. Ft. Apache Rd #D	State License	Las Vegas	NV	89147	NV-Financial Institutions Division
FMMR Investments, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH10325	7865 W. Sahara Ave, #102/103	State License	Las Vegas	NV	89117	NV-Financial Institutions Division
FMMR Investments, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH10326	4343 N. Rancho Dr # 150	State License	Las Vegas	NV	89130	NV-Financial Institutions Division
FMMR Investments, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH10327	5676 S. Eastern Ave	State License	Las Vegas	NV	89119	NV-Financial Institutions Division
FMMR Investments, Inc	Consumer Use Tax Permit	Active	NV	1003198864-005	5676 S. Eastern Ave	State License	Las Vegas	NV	89119	NV-Department of Taxation
FMMR Investments, Inc	Consumer Use Tax Permit	Active	NV	1003198864-001	4241 S. Nellis Blvd	State License	Las Vegas	NV	89117	NV-Department of Taxation
FMMR Investments, Inc	Consumer Use Tax Permit	Active	NV	1003198864-004	4343 N. Rancho Dr # 150	State License	Las Vegas	NV	89130	NV-Department of Taxation
FMMR Investments, Inc	Consumer Use Tax Permit	Active	NV	1003198864-003	7865 W. Sahara Ave, #102/103	State License	Las Vegas	NV	89117	NV-Department of Taxation
FMMR Investments, Inc	Consumer Use Tax Permit	Active	NV	1003198864	GENERAL USA	State License				NV-Department of Taxation
FMMR Investments, Inc	Device Registration	Active	NV	RAPICASH	4241 S. Nellis Blvd	State License	Las Vegas	NV	89117	NV-Dept of Agriculture
FMMR Investments, Inc	Device Registration	Active	NV	RAPICASH	4199 S. Ft. Apache Rd #D	State License	Las Vegas	NV	89147	NV-Dept of Agriculture
FMMR Investments, Inc	Device Registration	Active	NV	RAPICASH	7865 W. Sahara Ave, #102/103	State License	Las Vegas	NV	89117	NV-Dept of Agriculture
FMMR Investments, Inc	Device Registration	Active	NV	RAPICASH	5676 S. Eastern Ave	State License	Las Vegas	NV	89119	NV-Dept of Agriculture
FMMR Investments, Inc	Device Registration	Active	NV	RAPICASH	4343 N. Rancho Dr # 150	State License	Las Vegas	NV	89130	NV-Dept of Agriculture
FMMR Investments, Inc	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
FMMR Investments, Inc	State Business License	Active	NV	1003198864	4241 S. Nellis Blvd	State License	Las Vegas	NV	89117	NV-Secretary of State
Galt Ventures, LLC	Business Booster Loans	Active	CA	Not Required	3527 N Ridge Rd	State License	Wichita	KS	67205	CA - Dept of Business Oversight
Galt Ventures, LLC	Check Casher Permit	Active	CA	1445001	9781 Magnolia Ave	State License	Riverside	CA	92503	CA-Dept of Justice
Galt Ventures, LLC	Check Casher Permit	Active	CA	1445002	4915 Moreno Ave	State License	Montclair	CA	91763	CA-Dept of Justice
Galt Ventures, LLC	Check Casher Permit	Active	CA	1445003	11000 Lower Azusa Rd	State License	El Monte	CA	91731	CA-Dept of Justice
Galt Ventures, LLC	Check Casher Permit	Active	CA	1445004	3447 E. Cesar E. Chavez Ave	State License	Los Angeles	CA	90063	CA-Dept of Justice
Galt Ventures, LLC	Check Casher Permit	Active	CA	1445005	8247 Laurel Canyon Blvd	State License	N. Hollywood	CA	91605	CA-Dept of Justice
Galt Ventures, LLC	Check Casher Permit	Active	CA	1445006	454 W Florence Ave	State License	Los Angeles	CA	90003	CA-Dept of Justice
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	006-481185922F-01	GENERAL USA	State License				KS-REVENUE-DEPT
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	004-481185922F-01	2027 SW Fairlawn	State License	Topeka	KS	66604	KS-REVENUE-DEPT
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	006-481185922F-01	701 N. West St	State License	Wichita	KS	67203	KS-REVENUE-DEPT
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	006-481185922F-01	4850 E. Harry St	State License	Wichita	KS	67218	KS-REVENUE-DEPT
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	006-481185922F-01	6300 E. 21st St N	State License	Wichita	KS	67208	KS-REVENUE-DEPT
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	006-481185922F-01	430 E. 30th Ave	State License	Hutchinson	KS	67502	KS-REVENUE-DEPT
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	006-481185922F-01	1050 W. Pawnee St	State License	Wichita	KS	67213	KS-REVENUE-DEPT
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	006-481185922F-01	3133 E. Douglas Ave	State License	Wichita	KS	67211	KS-REVENUE-DEPT
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	006-481185922F-01	1220 W. Crawford St.	State License	Salina	KS	67401	KS-REVENUE-DEPT
Galt Ventures, LLC	Consumer Use Tax Registration	Active	KS	006-481185922F-01	1729 NW Topeka Blvd	State License	Topeka	KS	66608	KS-REVENUE-DEPT
Galt Ventures, LLC	Dealer Lender License	Active	KS	D-1899	2201 Amidon Ave	State License	Wichita	KS	67204	KS-REVENUE-DEPT
Galt Ventures, LLC	Dealer Lender License	Active	KS	D-1905	430 E. 30th Ave	State License	Hutchinson	KS	67502	KS-REVENUE-DEPT
Galt Ventures, LLC	Dealer Lender License	Active	KS	D-1921	1220 W. Crawford St.	State License	Salina	KS	67401	KS-REVENUE-DEPT
Galt Ventures, LLC	Dealer Lender License	Active	KS	D-1910	2027 SW Fairlawn	State License	Topeka	KS	66604	KS-REVENUE-DEPT
Galt Ventures, LLC	Deferred Deposit Permit	Active	CA	100-4059	9781 Magnolia Ave	State License	Riverside	CA	92503	CA-Department of Business Oversight
Galt Ventures, LLC	Deferred Deposit Permit	Active	CA	100-4064	4915 Moreno Ave	State License	Montclair	CA	91763	CA-Department of Business Oversight
Galt Ventures, LLC	Deferred Deposit Permit	Active	CA	100-4063	11000 Lower Azusa Rd	State License	El Monte	CA	91731	CA-Department of Business Oversight
Galt Ventures, LLC	Deferred Deposit Permit	Active	CA	100-4062	3447 E. Cesar E. Chavez Ave	State License	Los Angeles	CA	90063	CA-Department of Business Oversight
Galt Ventures, LLC	Deferred Deposit Permit	Active	CA	100-4061	8247 Laurel Canyon Blvd	State License	N. Hollywood	CA	91605	CA-Department of Business Oversight
Galt Ventures, LLC	Deferred Deposit Permit	Active	CA	100-4060	454 W Florence Ave	State License	Los Angeles	CA	90003	CA-Department of Business Oversight
Galt Ventures, LLC	Deferred Deposit Permit	Active	CA	100-4103	CALIFORNIA INTERNET STORE	State License		CA		CA-Department of Business Oversight
Galt Ventures, LLC	Device License	Active	AZ	35304	4040 N. 40th St	State License	Phoenix	AZ	85018	AZ-Department of Weights & Measures
Galt Ventures, LLC	Device License	Active	AZ	35307	1551 E. Indian School Rd.	State License	Phoenix	AZ	85014	AZ-Department of Weights & Measures
Galt Ventures, LLC	Device License	Active	AZ	35310	1956 E. Southern Ave #101	State License	Mesa	AZ	85204	AZ-Department of Weights & Measures
Galt Ventures, LLC	Device License	Active	AZ	35303	1841 W. Northern Ave	State License	Phoenix	AZ	85021	AZ-Department of Weights & Measures
Galt Ventures, LLC	Device License	Active	AZ	35306	2351 N. Alvernon Way, #100	State License	Tucson	AZ	85712	AZ-Department of Weights & Measures
Galt Ventures, LLC	Device License	Active	AZ	35309	1960 W. Baseline Rd	State License	Mesa	AZ	85202	AZ-Department of Weights & Measures
Galt Ventures, LLC	Device License	Active	AZ	35305	1242 W. Main St	State License	Mesa	AZ	85201	AZ-Department of Weights & Measures
Galt Ventures, LLC	Device License	Active	AZ	35308	3520 E. Bell Rd	State License	Phoenix	AZ	85032	AZ-Department of Weights & Measures
Galt Ventures, LLC	Device License	Active	AZ	35151	1215 S. Country Club Dr	State License	Mesa	AZ	85210	AZ-Department of Weights & Measures
Galt Ventures, LLC	Domicil Registration	Active	KS	Number not issued	GENERAL USA	State License				KS-Secretary of State
Galt Ventures, LLC	Finance Lender License	Active	CA	603H775	3447 E. Cesar E. Chavez Ave	State License	Los Angeles	CA	90063	CA-Department of Business Oversight
Galt Ventures, LLC	Finance Lender License	Active	CA	603H774	4915 Moreno Ave	State License	Montclair	CA	91763	CA-Department of Business Oversight
Galt Ventures, LLC	Finance Lender License	Active	CA	603H773	11000 Lower Azusa Rd	State License	El Monte	CA	91731	CA-Department of Business Oversight
Galt Ventures, LLC	Finance Lender License	Active	CA	603H772	8247 Laurel Canyon Blvd	State License	N. Hollywood	CA	91605	CA-Department of Business Oversight
Galt Ventures, LLC	Finance Lender License	Active	CA	603H771	454 W Florence Ave	State License	Los Angeles	CA	90003	CA-Department of Business Oversight
Galt Ventures, LLC	Finance Lender License	Active	CA	603H769	9781 Magnolia Ave	State License	Riverside	CA	92503	CA-Department of Business Oversight
Galt Ventures, LLC	Finance Lender License	Active	CA	603H770	CALIFORNIA INTERNET STORE	State License		CA		CA-Department of Business Oversight
Galt Ventures, LLC	Foreign Registration	Active	AZ	Number not issued	GENERAL USA	State License				AZ-Secretary of State - Corporation Commision
Galt Ventures, LLC	Foreign Registration	Active	CA	200901710111	GENERAL USA	State License
Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	701 N. West St	State License	Wichita	KS	67203	KS-REVENUE-DEPT

Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	4850 E. Harry St	State License	Wichita	KS	67218	KS-REVENUE-DEPT
Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	6300 E. 21st St N	State License	Wichita	KS	67208	KS-REVENUE-DEPT
Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	430 E. 30th Ave	State License	Hutchinson	KS	67502	KS-REVENUE-DEPT
Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	1050 W. Pawnee St	State License	Wichita	KS	67213	KS-REVENUE-DEPT
Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	3133 E. Douglas Ave	State License	Wichita	KS	67211	KS-REVENUE-DEPT
Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	1220 W. Crawford St.	State License	Salina	KS	67401	KS-REVENUE-DEPT
Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	2027 SW Fairlawn	State License	Topeka	KS	66604	KS-REVENUE-DEPT
Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	2201 Amidon Ave	State License	Wichita	KS	67204	KS-REVENUE-DEPT
Galt Ventures, LLC	Retailers Sales Tax Registration	Active	KS	004-481185922F-01	1729 NW Topeka Blvd	State License	Topeka	KS	66608	KS-REVENUE-DEPT
Galt Ventures, LLC	Sellers Permit	Active	CA	102363122	3527 N Ridge Rd	State License	Wichita	KS	67205	CA-Board of Equalization
Galt Ventures, LLC	Sellers Permit-Branch	Active	CA		9781 Magnolia Ave	State License	Riverside	CA	92503	CA-Board of Equalization
Galt Ventures, LLC	Sellers Permit-Branch	Active	CA		4915 Moreno Ave	State License	Montclair	CA	91763	CA-Board of Equalization
Galt Ventures, LLC	Sellers Permit-Branch	Active	CA		11000 Lower Azusa Rd	State License	El Monte	CA	91731	CA-Board of Equalization
Galt Ventures, LLC	Sellers Permit-Branch	Active	CA		3447 E. Cesar E. Chavez Ave	State License	Los Angeles	CA	90063	CA-Board of Equalization
Galt Ventures, LLC	Sellers Permit-Branch	Active	CA		8247 Laurel Canyon Blvd	State License	N. Hollywood	CA	91605	CA-Board of Equalization
Galt Ventures, LLC	Sellers Permit-Branch	Active	CA		454 W Florence Ave	State License	Los Angeles	CA	90003	CA-Board of Equalization
Galt Ventures, LLC	Supervised Loan License	Active	KS	SL.0000279	2201 Amidon Ave	State License	Wichita	KS	67204	Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	SL 0000279 -BR.001	701 N. West St	State License	Wichita	KS	67203	Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	Sl 0000279 -BR.002	4850 E. Harry St	State License	Wichita	KS	67218	Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	Sl 0000279 -BR.003	6300 E. 21st St N	State License	Wichita	KS	67208	Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	Sl 0000279 -BR.004	430 E. 30th Ave	State License	Hutchinson	KS	67502	Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	Sl 0000279 -BR.005	1050 W. Pawnee St	State License	Wichita	KS	67213	Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	Sl 0000279 -BR.006	3133 E. Douglas Ave	State License	Wichita	KS	67211	Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	Sl 0000279 -BR.007	1220 W. Crawford St.	State License	Salina	KS	67401	Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	Sl 0000279 -BR.008	KANSAS INTERNET STORE	State License		KS		Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	Sl 0000279 -BR.009	2027 SW Fairlawn	State License	Topeka	KS	66604	Kansas (KS) Office of the State Banking Commissioner
Galt Ventures, LLC	Supervised Loan License	Active	KS	SL.0000279- BR.010	1729 NW Topeka Blvd	State License	Topeka	KS	66608	Kansas (KS) Office of the State Banking Commissioner
LendDirect Corp	Domicil Registration	Active	AB	Alberta	GENERAL CANADA	State License		AB
LendDirect Corp	Insurance Agent License	Active	AB	93-10956222-2015	GENERAL CANADA	State License		AB		Alberta Insurance Council
LendDirect Corp	Insurance Agent License	Initial Pending	MB	TBD	GENERAL CANADA	State License		AB
LendDirect Corp	Insurance Agent License	Initial Pending	SK	TBD	GENERAL CANADA	State License		AB
LendDirect Corp	Loan Finance License	Initial Pending	SK	TBD	GENERAL CANADA	State License		AB
LendDirect Corp	Provincial Registration	Active	BC	British Columbia	3104 27th Street, Unit 4	State License	Vernon	BC	V1T 4M6
LendDirect Corp	Provincial Registration	Active	MB	7344555	3104 27th Street, Unit 4	State License	Vernon	BC	V1T 4M6
LendDirect Corp	Provincial Registration	Active	ON	Ontario	3104 27th Street, Unit 4	State License	Vernon	BC	V1T 4M6
LendDirect Corp	Provincial Registration	Active	SK	Sasketchewan	3104 27th Street, Unit 4	State License	Vernon	BC	V1T 4M6
Principal Investments, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11013	3475 E. Flamingo Rd. # 300	State License	Las Vegas	NV	89121	NV-Financial Institutions Division
Principal Investments, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11014	25 N. Lamb Blvd	State License	Las Vegas	NV	89110	NV-Financial Institutions Division
Principal Investments, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11015	6115 W. Flamingo Rd	State License	Las Vegas	NV	89103	NV-Financial Institutions Division
Principal Investments, Inc	Chk Cash/Def Dep/Shrt Term Lns/Title Lns	Active	NV	CDTH11016	2801 W. Washington Ave Suite 110	State License	Las Vegas	NV	89107	NV-Financial Institutions Division
Principal Investments, Inc	Consumer Use Tax Permit	Active	NV	1001542231-005	25 N. Lamb Blvd	State License	Las Vegas	NV	89110	NV-Department of Taxation
Principal Investments, Inc	Device Registration	Active	NV	RAPICASH	25 N. Lamb Blvd	State License	Las Vegas	NV	89110	NV-Dept of Agriculture
Principal Investments, Inc	Device Registration	Active	NV	RAPICASH	2801 W. Washington Ave Suite 110	State License	Las Vegas	NV	89107	NV-Dept of Agriculture
Principal Investments, Inc	Device Registration	Active	NV	RAPICASH	3475 E. Flamingo Rd. # 300	State License	Las Vegas	NV	89121	NV-Dept of Agriculture
Principal Investments, Inc	Device Registration	Active	NV	RAPICASH	6115 W. Flamingo Rd	State License	Las Vegas	NV	89103	NV-Dept of Agriculture
Principal Investments, Inc	Domicil Registration	Active	NV	NV20021438989	GENERAL USA	State License				NV-Secretary of State
Principal Investments, Inc	State Business License	Active	NV	NV20021438989	3475 E. Flamingo Rd. # 300	State License	Las Vegas	NV	89121	NV-Secretary of State
SC Aurum, LLC	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
SC Aurum, LLC	State Business License	Active	NV	NV20091440130	GENERAL USA	State License				NV-Secretary of State
SC Texas MB, Inc.	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
SC Texas MB, Inc.	State Business License	Active	NV	No number issued		State License				NV-Secretary of State
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61704 (Main)	1221 Main St	State License	Pasadena	TX	77506	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61727	5506-A Bellaire Blvd	State License	Houston	TX	77081	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61726	2812 N Main St	State License	Fort Worth	TX	76106	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61725	11830 Bellaire Blvd suite A 145	State License	Houston	TX	77072	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61722	1160 Edgebrook Dr	State License	Houston	TX	77034	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61721	883 Federal Rd Ste A	State License	Houston	TX	77015	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61717	8602 S Braeswood Blvd	State License	Houston	TX	77031	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61713	6902 Harrisburg Blvd	State License	Houston	TX	77011	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61712	1503 N Story Rd #100	State License	Irving	TX	75061	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61709	13482 Northwest Hwy, Ste 100	State License	Houston	TX	77040	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61708	2601 Hampton Rd	State License	Dallas	TX	75224	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61703	3501 Gus Thomasson, Suite 102	State License	Mesquite	TX	75150	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61702	3422 W Walnut	State License	Garland	TX	75042	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61714	8569 Long Point	State License	Houston	TX	77055	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61718	1441-45 E Kiest Blvd	State License	Dallas	TX	75216	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61723	860 11th St	State License	Beaumont	TX	77701	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61715	815 E Pioneer Parkway	State License	Arlington	TX	76010	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61724	4209 E Lancaster	State License	Fort Worth	TX	76103	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61707	7007 Bandera Rd, Ste 24	State License	Leon Valley	TX	78238	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61706	1701 Babcock	State License	San Antonio	TX	78229	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61705	3802 S Gressner	State License	Houston	TX	77063	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61711	3706 W Northwest Hwy	State License	Dallas	TX	75220	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61720	10201 Lake June Rd	State License	Dallas	TX	75217	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61719	7434 Airline Dr	State License	Houston	TX	77076	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61701	2647 Culebra Rd	State License	San Antonio	TX	78228	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61710	3611 N. Ridge Rd.	State License	Wichita	KS	67205	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-61716	800 E Seminary Dr	State License	Fort Worth	TX	76115	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-62997	5532 Manchaca Rd	State License	Austin	TX	78745	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-63596	4009 S Padre Island Drive	State License	Corpus Christi	TX	78411	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-63597	400 W University Dr	State License	Denton	TX	76201	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-63598	10884 West Bellfort St.	State License	Houston	TX	77099	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-64978	1924 South Business 77	State License	Harlingen	TX	78550	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-65849	423 New Braunfels	State License	San Antonio	TX	78202	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-65850	1103 Fair Ave	State License	San Antonio	TX	78223	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-151734	1521 N 10th	State License	McAllen	TX	78041	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-151737	2119 E Saunders	State License	Laredo	TX	78041	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-151738	521 S. Conway Ave	State License	Mission	TX	78572	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-151735	695 S Sam Houston	State License	San Benito	TX	78586	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-151736	7120 San Bernardo Ave	State License	Laredo	TX	78041	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-151732	4217 W. Waco Drive	State License	Waco	TX	76710	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-151733	2201 N. Frazier	State License	Conroe	TX	77303	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-151730	2102 Goliad Rd, Ste.1	State License	San Antonio	TX	78223	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-151731	972 Bandera Rd	State License	San Antonio	TX	78228	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Credit Access Business	Active	TX	16419-152299	8320 FM 78, Suite 3	State License	Converse	TX	78109	TX-Office of Consumer Credit Commissioner

SCIL Texas, LLC	Credit Access Business	Active	TX	16419-153712	1502 Austin Highway, Suite 101	State License	San Antonio	TX	78218	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Device Registration	Active	TX	0577722	1701 Babcock	State License	San Antonio	TX	78229	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0578032	3802 S Gressner	State License	Houston	TX	77063	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0578037	7007 Bandera Rd, Ste 24	State License	Leon Valley	TX	78238	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522540	1221 Main St	State License	Pasadena	TX	77506	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522542	5506-A Bellaire Blvd	State License	Houston	TX	77081	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522543	2812 N Main St	State License	Fort Worth	TX	76106	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522545	11830 Bellaire Blvd suite A 145	State License	Houston	TX	77072	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522552	883 Federal Rd Ste A	State License	Houston	TX	77015	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522551	8602 S Braeswood Blvd	State License	Houston	TX	77031	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522544	800 E Seminary Dr	State License	Fort Worth	TX	76115	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522554	6902 Harrisburg Blvd	State License	Houston	TX	77011	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522556	1503 N Story Rd #100	State License	Irving	TX	75061	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522558	13482 Northwest Hwy, Ste 100	State License	Houston	TX	77040	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522560	2601 Hampton Rd	State License	Dallas	TX	75224	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522562	3501 Gus Thomasson, Suite 102	State License	Mesquite	TX	75150	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522563	8569 Long Point	State License	Houston	TX	77055	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522564	1441-45 E Kiest Blvd	State License	Dallas	TX	75216	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522565	860 11th St	State License	Beaumont	TX	77701	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522567	815 E Pioneer Parkway	State License	Arlington	TX	76010	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522548	1160 Edgebrook Dr	State License	Houston	TX	77034	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0522823	3422 W Walnut	State License	Garland	TX	75042	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0583345	10201 Lake June Rd	State License	Dallas	TX	75217	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0583351	3706 W Northwest Hwy	State License	Dallas	TX	75220	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0600301	7434 Airline Dr	State License	Houston	TX	77076	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0611113	2647 Culebra Rd	State License	San Antonio	TX	78228	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0620592	5532 Manchaca Rd	State License	Austin	TX	78745	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0624040	4009 S Padre Island Drive	State License	Corpus Christi	TX	78411	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0625106	10884 West Bellfort St.	State License	Houston	TX	77099	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0626469	400 W University Dr	State License	Denton	TX	76201	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0665341	1924 South Business 77	State License	Harlingen	TX	78550	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0672323	423 New Braunfels	State License	San Antonio	TX	78202	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0672321	1103 Fair Ave	State License	San Antonio	TX	78223	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0696658	1521 N 10th	State License	McAllen	TX	78041	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0696664	2119 E Saunders	State License	Laredo	TX	78041	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0706215	521 S. Conway Ave	State License	Mission	TX	78572	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0696671	695 S Sam Houston	State License	San Benito	TX	78586	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0696668	7120 San Bernardo Ave	State License	Laredo	TX	78041	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0702070	4217 W. Waco Drive	State License	Waco	TX	76710	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0702071	2201 N. Frazier	State License	Conroe	TX	77303	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0706213	2102 Goliad Rd, Ste.1	State License	San Antonio	TX	78223	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0706217	972 Bandera Rd	State License	San Antonio	TX	78228	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0719842	8320 FM 78, Suite 3	State License	Converse	TX	78109	TX-Department of Agriculture
SCIL Texas, LLC	Device Registration	Active	TX	0723605	1502 Austin Highway, Suite 101	State License	San Antonio	TX	78218	TX-Department of Agriculture
SCIL Texas, LLC	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
SCIL Texas, LLC	Foreign Registration	Active	TX	800805812	GENERAL USA	State License
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101900	5532 Manchaca Rd	State License	Austin	TX	78745	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101873	1221 Main St	State License	Pasadena	TX	77506	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101874	5506-A Bellaire Blvd	State License	Houston	TX	77081	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101875	2812 N Main St	State License	Fort Worth	TX	76106	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101876	11830 Bellaire Blvd suite A 145	State License	Houston	TX	77072	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101877	1160 Edgebrook Dr	State License	Houston	TX	77034	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101878	883 Federal Rd Ste A	State License	Houston	TX	77015	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101879	8602 S Braeswood Blvd	State License	Houston	TX	77031	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101880	800 E Seminary Dr	State License	Fort Worth	TX	76115	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101881	6902 Harrisburg Blvd	State License	Houston	TX	77011	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101882	1503 N Story Rd #100	State License	Irving	TX	75061	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101883	13482 Northwest Hwy, Ste 100	State License	Houston	TX	77040	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101884	2601 Hampton Rd	State License	Dallas	TX	75224	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101885	3501 Gus Thomasson, Suite 102	State License	Mesquite	TX	75150	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101886	3422 W Walnut	State License	Garland	TX	75042	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101887	8569 Long Point	State License	Houston	TX	77055	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101888	1441-45 E Kiest Blvd	State License	Dallas	TX	75216	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101890	860 11th St	State License	Beaumont	TX	77701	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101892	815 E Pioneer Parkway	State License	Arlington	TX	76010	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101893	7007 Bandera Rd, Ste 24	State License	Leon Valley	TX	78238	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101894	1701 Babcock	State License	San Antonio	TX	78229	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101895	3802 S Gressner	State License	Houston	TX	77063	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101896	3706 W Northwest Hwy	State License	Dallas	TX	75220	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101897	10201 Lake June Rd	State License	Dallas	TX	75217	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101898	7434 Airline Dr	State License	Houston	TX	77076	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0101899	2647 Culebra Rd	State License	San Antonio	TX	78228	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0102584	4009 S Padre Island Drive	State License	Corpus Christi	TX	78411	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0102706	10884 West Bellfort St.	State License	Houston	TX	77099	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0102707	400 W University Dr	State License	Denton	TX	76201	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0102981	1924 South Business 77	State License	Harlingen	TX	78550	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0103646	423 New Braunfels	State License	San Antonio	TX	78202	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0103647	1103 Fair Ave	State License	San Antonio	TX	78223	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104374	1521 N 10th	State License	McAllen	TX	78041	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104372	2119 E Saunders	State License	Laredo	TX	78041	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104623	521 S. Conway Ave	State License	Mission	TX	78572	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104373	695 S Sam Houston	State License	San Benito	TX	78586	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104371	7120 San Bernardo Ave	State License	Laredo	TX	78041	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104605	4217 W. Waco Drive	State License	Waco	TX	76710	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104543	2201 N. Frazier	State License	Conroe	TX	77303	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104606	2102 Goliad Rd, Ste.1	State License	San Antonio	TX	78223	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104607	972 Bandera Rd	State License	San Antonio	TX	78228	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104752	8320 FM 78, Suite 3	State License	Converse	TX	78109	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	0104803	1502 Austin Highway, Suite 101	State License	San Antonio	TX	78218	TX-Office of Consumer Credit Commissioner
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00044	1502 Austin Highway, Suite 101	State License	San Antonio	TX	78218
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00021	1701 Babcock	State License	San Antonio	TX	78229	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00022	3802 S Gressner	State License	Houston	TX	77063	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00023	3706 W Northwest Hwy	State License	Dallas	TX	75220	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00001	1221 Main St	State License	Pasadena	TX	77506	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00002	5506-A Bellaire Blvd	State License	Houston	TX	77081	TX-Comptroller of Public Accounts

SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00003	11830 Bellaire Blvd suite A 145	State License	Houston	TX	77072	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00004	1160 Edgebrook Dr	State License	Houston	TX	77034	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00005	883 Federal Rd Ste A	State License	Houston	TX	77015	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00006	3527 N Ridge Rd	State License	Wichita	KS	67205	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00007	3611 N Ridge Rd.	State License	Wichita	KS	67205	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00008	2812 N Main St	State License	Fort Worth	TX	76106	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00009	1503 N Story Rd #100	State License	Irving	TX	75061	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00010	3501 Gus Thomasson, Suite 102	State License	Mesquite	TX	75150	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00011	2601 Hampton Rd	State License	Dallas	TX	75224	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00012	6902 Harrisburg Blvd	State License	Houston	TX	77011	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00014	8602 S Braeswood Blvd	State License	Houston	TX	77031	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00015	800 E Seminary Dr	State License	Fort Worth	TX	76115	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00016	3422 W Walnut	State License	Garland	TX	75042	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00017	8569 Long Point	State License	Houston	TX	77055	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00018	815 E Pioneer Parkway	State License	Arlington	TX	76010	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00019	4209 E Lancaster	State License	Fort Worth	TX	76103	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00020	7007 Bandera Rd, Ste 24	State License	Leon Valley	TX	78238	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00024	10201 Lake June Rd	State License	Dallas	TX	75217	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00011	13482 Northwest Hwy, Ste 100	State License	Houston	TX	77040	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00016	1441-45 E Kiest Blvd	State License	Dallas	TX	75216	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00017	860 11th St	State License	Beaumont	TX	77701	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	2-20307-4595-7.00025	7434 Airline Dr	State License	Houston	TX	77076	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00026	2647 Culebra Rd	State License	San Antonio	TX	78228	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00027	5532 Manchaca Rd	State License	Austin	TX	78745	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00028	4009 S Padre Island Drive	State License	Corpus Christi	TX	78411	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00029	10884 West Bellfort St.	State License	Houston	TX	77099	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7.00030	400 W University Dr	State License	Denton	TX	76201	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7	1924 South Business 77	State License	Harlingen	TX	78550	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7	423 New Braunfels	State License	San Antonio	TX	78202	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7	1103 Fair Ave	State License	San Antonio	TX	78223	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7-00037	1521 N 10th	State License	McAllen	TX	78041	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7-00036	2119 E Saunders	State License	Laredo	TX	78041	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7	521 S. Conway Ave	State License	Mission	TX	78572	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7-00035	695 S Sam Houston	State License	San Benito	TX	78586	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7-00034	7120 San Bernardo Ave	State License	Laredo	TX	78041	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7	4217 W. Waco Drive	State License	Waco	TX	76710	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7	2201 N. Frazier	State License	Conroe	TX	77303	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7	2102 Goliad Rd, Ste.1	State License	San Antonio	TX	78223	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7	972 Bandera Rd	State License	San Antonio	TX	78228	TX-Comptroller of Public Accounts
SCIL Texas, LLC	Sales and Use Tax Permit	Active	TX	3-20307-4595-7-00043	8320 FM 78, Suite 3	State License	Converse	TX	78109	TX-Comptroller of Public Accounts
SCIL Texas, LLC	State Business License	Active	NV	NV20071609769	3527 N Ridge Rd	State License	Wichita	KS	67205	NV-Secretary of State
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	5506-A Bellaire Blvd	State License	Houston	TX	77081	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	1160 Edgebrook Dr	State License	Houston	TX	77034	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	883 Federal Rd Ste A	State License	Houston	TX	77015	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	4209 E Lancaster	State License	Fort Worth	TX	76103	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	11830 Bellaire Blvd suite A 145	State License	Houston	TX	77072	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	3501 Gus Thomasson, Suite 102	State License	Mesquite	TX	75150	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	6902 Harrisburg Blvd	State License	Houston	TX	77011	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	1503 N Story Rd #100	State License	Irving	TX	75061	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	2812 N Main St	State License	Fort Worth	TX	76106	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	3611 N. Ridge Rd.	State License	Wichita	KS	67205	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	3802 S Gressner	State License	Houston	TX	77063	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	7007 Bandera Rd, Ste 24	State License	Leon Valley	TX	78238	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	3706 W Northwest Hwy	State License	Dallas	TX	75220	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	1701 Babcock	State License	San Antonio	TX	78229	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	10201 Lake June Rd	State License	Dallas	TX	75217	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	7434 Airline Dr	State License	Houston	TX	77076	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	8602 S Braeswood Blvd	State License	Houston	TX	77031	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	800 E Seminary Dr	State License	Fort Worth	TX	76115	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	13482 Northwest Hwy, Ste 100	State License	Houston	TX	77040	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	2601 Hampton Rd	State License	Dallas	TX	75224	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	3422 W Walnut	State License	Garland	TX	75042	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	8569 Long Point	State License	Houston	TX	77055	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	1441-45 E Kiest Blvd	State License	Dallas	TX	75216	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	860 11th St	State License	Beaumont	TX	77701	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	815 E Pioneer Parkway	State License	Arlington	TX	76010	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	2647 Culebra Rd	State License	San Antonio	TX	78228	TX-Department of Banking
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	5532 Manchaca Rd	State License	Austin	TX	78745	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	4009 S Padre Island Drive	State License	Corpus Christi	TX	78411	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	10884 West Bellfort St.	State License	Houston	TX	77099	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	400 W University Dr	State License	Denton	TX	76201	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	1924 South Business 77	State License	Harlingen	TX	78550	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	423 New Braunfels	State License	San Antonio	TX	78202	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	1103 Fair Ave	State License	San Antonio	TX	78223	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	1521 N 10th	State License	McAllen	TX	78041	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	2119 E Saunders	State License	Laredo	TX	78041	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	521 S. Conway Ave	State License	Mission	TX	78572	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	695 S Sam Houston	State License	San Benito	TX	78586	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	7120 San Bernardo Ave	State License	Laredo	TX	78041	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	4217 W. Waco Drive	State License	Waco	TX	76710	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	2201 N. Frazier	State License	Conroe	TX	77303	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	2102 Goliad Rd, Ste.1	State License	San Antonio	TX	78223	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	972 Bandera Rd	State License	San Antonio	TX	78228	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	2007-0054	8320 FM 78, Suite 3	State License	Converse	TX	78109	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO	Active	TX	20070054	1502 Austin Highway, Suite 101	State License	San Antonio	TX	78218	TX-Secretary of State - Legal Support Unit
SCIL Texas, LLC	Texas CSO (Main)	Active	TX	2007-0054	1221 Main St	State License	Pasadena	TX	77506	TX-Secretary of State - Legal Support Unit
SCIL, Inc	Business License	Active	AK	919487	3611 N Ridge Rd.	State License	Wichita	KS	67205	AK-Dpt of Commerce
SCIL, Inc	Check Casher License	Active	MS	000413	MISSISSIPPI INTERNET STORE	State License		MS		MS-Department of Banking and Consumer Finance
SCIL, Inc	Consumer Credit Notification	Active	UT		UTAH INTERNET STORE	State License		UT		UT-Department of Financial Institutions
SCIL, Inc	Consumer Installment Loan License	Active	MO	###-##-####	MISSOURI INTERNET STORE	State License		MO		MO-Division of Finance
SCIL, Inc	Consumer Use Tax Permit	Active	NV	1008131318	GENERAL USA	State License				NV-Department of Taxation
SCIL, Inc	Corporate Excise Finance Tax	Active	OH	No number issued	GENERAL USA	State License				OH-REVENUE-DEPT
SCIL, Inc	Credit Services Organization	Active	OH	CS.900174.000	OHIO INTERNET	State License		OH		OH-BANKING-DEPT37
SCIL, Inc	Deferred Deposit Advance	Active	AK	60	AK INTERNET STORE	State License		AK		AK-Dpt of Commerce
SCIL, Inc	Deferred Deposit License	Active	OK	DDL00731	OK INTERNET STORE	State License		OK		OK-Department of Consumer Credit

SCIL, Inc	Deferred Presentment License	Active	ND	DP1101984	NORTH DAKOTA INTERNET	State License		ND		ND-Department of Financial Institutions
SCIL, Inc	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
SCIL, Inc	Foreign Registration	Active	AK	117813	GENERAL USA	State License				AK-Dept. of Commerce
SCIL, Inc	Foreign Registration	Active	AL	Number not issued	GENERAL USA	State License				AL-Secretary of State
SCIL, Inc	Foreign Registration	Active	AZ	F1394365-2	GENERAL USA	State License				AZ-Secretary of State - Corporation Commision
SCIL, Inc	Foreign Registration	Active	CO	20071525543	GENERAL USA	State License				CO-Secretary of State
SCIL, Inc	Foreign Registration	Active	IA	379090	GENERAL USA	State License				IA-SOS
SCIL, Inc	Foreign Registration	Active	ID	C179728	GENERAL USA	State License				ID-Secretary of State
SCIL, Inc	Foreign Registration	Active	IL	6609-402-2	GENERAL USA	State License				IL-SOS
SCIL, Inc	Foreign Registration	Active	KS	4235420	GENERAL USA	State License				KS-Secretary of State
SCIL, Inc	Foreign Registration	Active	KY	0712973	GENERAL USA	State License				KY-Secretary of State
SCIL, Inc	Foreign Registration	Active	LA	Number not issued	3611 N Ridge Rd.	State License	Wichita	KS	67205	LA-SOS
SCIL, Inc	Foreign Registration	Active	MO	F00857642	GENERAL USA	State License				MO-Secretary of State
SCIL, Inc	Foreign Registration	Active	MS	Number not issued	GENERAL USA	State License				MS-Secretary of State
SCIL, Inc	Foreign Registration	Active	MT	F-0555026-369344	GENERAL USA	State License				MT-Secretary of State
SCIL, Inc	Foreign Registration	Active	ND	9777800	GENERAL USA	State License				ND-Secretary of State
SCIL, Inc	Foreign Registration	Active	NM	4073060	NM INTERNET STORE	State License		NM		NM-SOS
SCIL, Inc	Foreign Registration	Active	OH	2101486		State License				OH-Secretary of State
SCIL, Inc	Foreign Registration	Active	OK	2312193675	OK INTERNET STORE	State License		OK		OK-Secretary of State
SCIL, Inc	Foreign Registration	Active	SC	Number not issued	GENERAL USA	State License				SC-Secretary of State
SCIL, Inc	Foreign Registration	Active	SD	FB032893	GENERAL USA	State License				SD-Secretary of State
SCIL, Inc	Foreign Registration	Active	TN	658272	GENERAL USA	State License				TN-Department of State
SCIL, Inc	Foreign Registration	Active	UT	6852539-0143	GENERAL USA	State License				UT-Department of Commerce - Corporations Division
SCIL, Inc	Foreign Registration	Active	VA	F2021568	GENERAL USA	State License				VA-State Corporation Commission
SCIL, Inc	Foreign Registration	Active	WI	S081748	WISCONSIN INTERNET STORE	State License		WI		WI-SOS
SCIL, Inc	Foreign Registration	Active	WY	2008-000559109	GENERAL USA	State License				WY-Secretary of State
SCIL, Inc	Franchise & Excise Tax	Active	TN	321242179	GENERAL USA	State License				TN-REVENUE-DEPT
SCIL, Inc	Licensed Lender Main Office	Active	LA	1084960-952758	3611 N Ridge Rd.	State License	Wichita	KS	67205
SCIL, Inc	Loan Company License	Active	WI	2623	WISCONSIN INTERNET STORE	State License		WI		WI-Department of Fiancial institutions
SCIL, Inc	Max Rate Certification/Credit Grantor	Active	SC	CLL-115563	GENERAL USA	State License				SC-Department of Consumer Affairs
SCIL, Inc	Money Lender License	Active	SD	MYL.2810	3611 N Ridge Rd.	State License	Wichita	KS	67205	SD-Division of Banking
SCIL, Inc	MS Credit Availability Act License	Active	MS	002904	MISSISSIPPI INTERNET STORE	State License		MS		MS-Department of Banking and Consumer Finance
SCIL, Inc	PayDay Lender License	Active	WI	101-PDL	WISCONSIN INTERNET STORE	State License		WI		WI-Department of Fiancial institutions
SCIL, Inc	Payday Loan License	Active	HI	Not Required	GENERAL USA	State License				HI - Department of Commerce and Consumer Affairs
SCIL, Inc	Post-Dated Check License	Active	WY	PDCC-0248	WYOMING INTERNET STORE	State License		WY		WY-Department of Audit
SCIL, Inc	Regulated Lender	Active	ID	RRL-9029	3611 N Ridge Rd.	State License	Wichita	KS	67205	ID-Department of Finance
SCIL, Inc	Regulated Payday Lender	Active	ID	RPD 7544	3611 N Ridge Rd.	State License	Wichita	KS	67205	ID-Department of Finance
SCIL, Inc	Small Loan License	Active	NM	01638	NM INTERNET STORE	State License		NM		NM-Office of Public Regulation Commision
SCIL, Inc	Small Small Loan Company	Active	MO	###-##-####	MISSOURI INTERNET STORE	State License		MO		MO-Division of Finance
SCIL, Inc	State Business License	Active	NV	NV20061109831	3527 N Ridge Rd	State License	Wichita	KS	67205	NV-Department of Taxation
SCIL, Inc	Supervised Lender (2)	Active	SC	S-7,987 and S-7,988	GENERAL USA	State License				SC-Board of Financial Institutions
SCIL, Inc	Supervised Lenders License	Active	CO	990100	COLORADO INTERNET STORE	State License		CO		CO-Dept of Law
SCIL, Inc	Wisconsin Consumer Act Registration	Active	WI	No number issued	WISCONSIN INTERNET STORE	State License		WI		WI-Department of Fiancial institutions
SCIL, Inc.	FlexLoc Loans	Active	RI	Not Required	3611 N Ridge Rd.	State License	Wichita	KS	67205	RI - Dept of Business Regulation
Speedy Cash	Business Booster Loans	Active	CA	Not Required	3527 N Ridge Rd	State License	Wichita	KS	67205	CA - Dept of Business Oversight
Speedy Cash	Check Casher Permit	Active	CA	1831001	10404 Venice Blvd	State License	Culver City	CA	90232	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831002	6740 Reseda Blvd	State License	Reseda	CA	91335	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831003	8847 Imperial Hwy Ste A	State License	Downey	CA	90242	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831004	857 W. Rosecrans Ave	State License	Gardena	CA	90247	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831005	13010 Harbor Blvd	State License	Garden Grove	CA	92843	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831006	904 S. Gaffey St	State License	San Pedro	CA	90731	CA-Department of Business Oversight
Speedy Cash	Check Casher Permit	Active	CA	1831007	10972 Beach Blvd	State License	Stanton	CA	90680	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831008	8701 E. Washington Blvd	State License	Pico Rivera	CA	90660	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831010	101 S. Brookhurst St	State License	Anaheim	CA	92804	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831009	270 E. Baseline St	State License	San Bernardino	CA	92410	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831011	10223 Sepulveda Blvd, C&D	State License	Mission Hills	CA	91345	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831013	7204 Canoga Ave	State License	Canoga Park	CA	91303	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831014	100 N. Raymond Ave	State License	Fullerton	CA	92831	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831015	7201 Balboa Blvd	State License	Van Nuys	CA	91406	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831016	5445 South St	State License	Lakewood	CA	90713	CA-Department of Business Oversight
Speedy Cash	Check Casher Permit	Active	CA	1831018	7855 Van Nuys Blvd	State License	Panorama City	CA	91402	CA-Department of Business Oversight
Speedy Cash	Check Casher Permit	Active	CA	1831017	13722 Sherman Way	State License	Van Nuys	CA	91405	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831026	1029 W. Avenue I	State License	Lancaster	CA	93534	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831021	229 W Anaheim St	State License	Wilmington	CA	90744	CA-Department of Business Oversight
Speedy Cash	Check Casher Permit	Active	CA	1831019	120 W. Base Line Rd.	State License	Rialto	CA	92376	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831020	1801 W 6th St	State License	Los Angeles	CA	90057	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831022	380 Broadway, Suite 103	State License	El Cajon	CA	92021	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831023	13545 Florence Ave	State License	Whittier	CA	90605	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831024	501 W El Segundo Blvd	State License	Los Angeles	CA	90065	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831025	13263 Van Nuys Blvd	State License	Pacoima	CA	91331	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831027	25010 Alessandro Blvd	State License	Moreno Valley	CA	92553	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831029	6686 El Cajon Blvd Suite F	State License	San Diego	CA	92115	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831031	123 E Vernon Ave	State License	Los Angeles	CA	90011	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831033	3555 W Slauson Ave	State License	Los Angeles	CA	90043	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831030	740 W Compton Blvd	State License	Compton	CA	90221	CA-Dept of Justice
Speedy Cash	Check Casher Permit	Active	CA	1831032	11401 S Figueroa St	State License	Los Angeles	CA	90061	CA-Dept of Justice
Speedy Cash	Deferred Deposit Permit	Active	CA	100-0855	10404 Venice Blvd	State License	Culver City	CA	90232	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-0856	6740 Reseda Blvd	State License	Reseda	CA	91335	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-0857	8847 Imperial Hwy Ste A	State License	Downey	CA	90242	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-0854	857 W. Rosecrans Ave	State License	Gardena	CA	90247	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-0859	13010 Harbor Blvd	State License	Garden Grove	CA	92843	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-0858	904 S. Gaffey St	State License	San Pedro	CA	90731	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-0860	10972 Beach Blvd	State License	Stanton	CA	90680	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-0861	8701 E. Washington Blvd	State License	Pico Rivera	CA	90660	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-1902	101 S. Brookhurst St	State License	Anaheim	CA	92804	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-1901	270 E. Baseline St	State License	San Bernardino	CA	92410	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-2900	10223 Sepulveda Blvd, C&D	State License	Mission Hills	CA	91345	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-3601	100 N. Raymond Ave	State License	Fullerton	CA	92831	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-3600	CALIFORNIA INTERNET STORE	State License		CA		CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-3588	7204 Canoga Ave	State License	Canoga Park	CA	91303	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-4499	7201 Balboa Blvd	State License	Van Nuys	CA	91406	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-4524	5445 South St	State License	Lakewood	CA	90713	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-4566	7855 Van Nuys Blvd	State License	Panorama City	CA	91402	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-4542	13722 Sherman Way	State License	Van Nuys	CA	91405	CA-Dept of Justice
Speedy Cash	Deferred Deposit Permit	Active	CA	10DBO-40960	1029 W. Avenue I	State License	Lancaster	CA	93534	CA-Department of Business Oversight

Speedy Cash	Deferred Deposit Permit	Active	CA	100-4555	120 W. Base Line Rd.	State License	Rialto	CA	92376	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-4567	229 W Anaheim St	State License	Wilmington	CA	90744	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-4573	1801 W 6th St	State License	Los Angeles	CA	90057	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-4580	380 Broadway, Suite 103	State License	El Cajon	CA	92021	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	100-4649	13545 Florence Ave	State License	Whittier	CA	90605	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	10DBO-36121	501 W El Segundo Blvd	State License	Los Angeles	CA	90065	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	10DBO-43801	13263 Van Nuys Blvd	State License	Pacoima	CA	91331	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	10DBO-43849	25010 Alessandro Blvd	State License	Moreno Valley	CA	92553	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	10DBO-43850	6686 El Cajon Blvd Suite F	State License	San Diego	CA	92115	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	10DBO-45000	123 E Vernon Ave	State License	Los Angeles	CA	90011	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	10DBO-45001	3555 W Slauson Ave	State License	Los Angeles	CA	90043	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	10DBO-45002	740 W Compton Blvd	State License	Compton	CA	90221	CA-Department of Business Oversight
Speedy Cash	Deferred Deposit Permit	Active	CA	10DBO-45004	11401 S Figueroa St	State License	Los Angeles	CA	90061	CA-Department of Business Oversight
Speedy Cash	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
Speedy Cash	Finance Lender License	Active	CA	603 F215	10404 Venice Blvd	State License	Culver City	CA	90232	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F225	6740 Reseda Blvd	State License	Reseda	CA	91335	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F216	8847 Imperial Hwy Ste A	State License	Downey	CA	90242	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F217	857 W. Rosecrans Ave	State License	Gardena	CA	90247	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F218	13010 Harbor Blvd	State License	Garden Grove	CA	92843	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F219	904 S. Gaffey St	State License	San Pedro	CA	90731	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F220	10972 Beach Blvd	State License	Stanton	CA	90680	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F221	8701 E. Washington Blvd	State License	Pico Rivera	CA	90660	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F223	270 E. Baseline St	State License	San Bernardino	CA	92410	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F224	10223 Sepulveda Blvd, C&D	State License	Mission Hills	CA	91345	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F580	7204 Canoga Ave	State License	Canoga Park	CA	91303	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F843	100 N. Raymond Ave	State License	Fullerton	CA	92831	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F222	101 S. Brookhurst St	State License	Anaheim	CA	92804	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 F589	CALIFORNIA INTERNET STORE	State License		CA		CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 K447	7201 Balboa Blvd	State License	Van Nuys	CA	91406	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603K613	5445 South St	State License	Lakewood	CA	90713	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 L078	7855 Van Nuys Blvd	State License	Panorama City	CA	91402	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 K797	13722 Sherman Way	State License	Van Nuys	CA	91405	CA-Dept of Justice
Speedy Cash	Finance Lender License	Active	CA	60DBO41015	1029 W. Avenue I	State License	Lancaster	CA	93534	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 K984	120 W. Base Line Rd.	State License	Rialto	CA	92376	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 L079	229 W Anaheim St	State License	Wilmington	CA	90744	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 L128	1801 W 6th St	State License	Los Angeles	CA	90057	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 L145	380 Broadway, Suite 103	State License	El Cajon	CA	92021	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	603 L567	13545 Florence Ave	State License	Whittier	CA	90605	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	60DBO36052	501 W El Segundo Blvd	State License	Los Angeles	CA	90065	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	60DBO-44050	13263 Van Nuys Blvd	State License	Pacoima	CA	91331	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	60DBO43899	25010 Alessandro Blvd	State License	Moreno Valley	CA	92553	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	60DBO44386	6686 El Cajon Blvd Suite F	State License	San Diego	CA	92115	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	60DBO-45650	123 E Vernon Ave	State License	Los Angeles	CA	90011	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	60DBO-45651	3555 W Slauson Ave	State License	Los Angeles	CA	90043	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	60DBO-45653	740 W Compton Blvd	State License	Compton	CA	90221	CA-Department of Business Oversight
Speedy Cash	Finance Lender License	Active	CA	60DBO-45652	11401 S Figueroa St	State License	Los Angeles	CA	90061	CA-Department of Business Oversight
Speedy Cash	Foreign Registration	Active	CA	Number not issued	GENERAL USA	State License
Speedy Cash	Sellers Permit	Active	CA	101310327	3527 N Ridge Rd	State License	Wichita	KS	67205	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00028	6686 El Cajon Blvd Suite F	State License	San Diego	CA	92115	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00011	10223 Sepulveda Blvd, C&D	State License	Mission Hills	CA	91345	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00012	100 N. Raymond Ave	State License	Fullerton	CA	92831	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00001	10404 Venice Blvd	State License	Culver City	CA	90232	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00002	6740 Reseda Blvd	State License	Reseda	CA	91335	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00003	8847 Imperial Hwy Ste A	State License	Downey	CA	90242	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00004	857 W. Rosecrans Ave	State License	Gardena	CA	90247	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00005	13010 Harbor Blvd	State License	Garden Grove	CA	92843	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00006	904 S. Gaffey St	State License	San Pedro	CA	90731	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00007	10972 Beach Blvd	State License	Stanton	CA	90680	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00008	8701 E. Washington Blvd	State License	Pico Rivera	CA	90660	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00009	101 S. Brookhurst St	State License	Anaheim	CA	92804	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00010	270 E. Baseline St	State License	San Bernardino	CA	92410	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00013	7204 Canoga Ave	State License	Canoga Park	CA	91303	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00014	7201 Balboa Blvd	State License	Van Nuys	CA	91406	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00015	5445 South St	State License	Lakewood	CA	90713	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00016	7855 Van Nuys Blvd	State License	Panorama City	CA	91402	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00017	13722 Sherman Way	State License	Van Nuys	CA	91405	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00018	120 W. Base Line Rd.	State License	Rialto	CA	92376	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	100-310327-00021	229 W Anaheim St	State License	Wilmington	CA	90744	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00019	1801 W 6th St	State License	Los Angeles	CA	90057	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00020	380 Broadway, Suite 103	State License	El Cajon	CA	92021	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00022	13545 Florence Ave	State License	Whittier	CA	90605	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00026	501 W El Segundo Blvd	State License	Los Angeles	CA	90065	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00024	13263 Van Nuys Blvd	State License	Pacoima	CA	91331	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00025	1029 W. Avenue I	State License	Lancaster	CA	93534	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00023	25010 Alessandro Blvd	State License	Moreno Valley	CA	92553	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00029	123 E Vernon Ave	State License	Los Angeles	CA	90011	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00030	3555 W Slauson Ave	State License	Los Angeles	CA	90043	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00031	740 W Compton Blvd	State License	Compton	CA	90221	CA-Board of Equalization
Speedy Cash	Sellers Permit-Branch	Active	CA	101-310327-00032	11401 S Figueroa St	State License	Los Angeles	CA	90061	CA-Board of Equalization
Speedy Cash	State Business License	Active	NV	NV19981311498	GENERAL USA	State License				NV-Secretary of State
Speedy Cash Illinois, Inc.	Consumer Installment Loan License	Active	IL	CI 3865	848 E. Sibley Blvd.	State License	Dolton	IL	60419	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	Consumer Installment Loan License	Active	IL	CI 3866	11100 S. Cicero Ave	State License	Alsip	IL	60803	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	Consumer Installment Loan License	Active	IL	CI 3864	8701 S. Cottage Grove Ave.	State License	Chicago	IL	60619	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	Consumer Installment Loan License	Active	IL	CI 3882	1552 W 119th St.	State License	Chicago	IL	60643	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	Consumer Installment Loan License	Active	IL	CI 3883	1931 N. Mannheim Rd.	State License	Melrose Park	IL	60160	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	Consumer Installment Loan License	Active	IL	CI 3960	4800 West Addison	State License	Chicago	IL	60641	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	Consumer Installment Loan License	Active	IL	CI 3957	1218 N. Lake St. Suite 120	State License	Aurora	IL	60506	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	Consumer Installment Loan License	Active	IL	CI 3979	4648 S Cicero Ave	State License	Chicago	IL	60638	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	Domicil Registration	Active	NV	E0291302012-5	GENERAL USA	State License				NV-Secretary of State
Speedy Cash Illinois, Inc.	Foreign Registration	Active	IL	6850-051-6	GENERAL USA	State License				IL-SOS
Speedy Cash Illinois, Inc.	PayDay Loan Reform Act License	Active	IL	PL 1909	848 E. Sibley Blvd.	State License	Dolton	IL	60419	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	PayDay Loan Reform Act License	Active	IL	PL 1908	11100 S. Cicero Ave	State License	Alsip	IL	60803	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	PayDay Loan Reform Act License	Active	IL	PL 1907	8701 S. Cottage Grove Ave.	State License	Chicago	IL	60619	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	PayDay Loan Reform Act License	Active	IL	PL 1916	1552 W 119th St.	State License	Chicago	IL	60643	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	PayDay Loan Reform Act License	Active	IL	PL 1915	1931 N. Mannheim Rd.	State License	Melrose Park	IL	60160	IL-Dept of Financial and Profesional Regulation

Speedy Cash Illinois, Inc.	PayDay Loan Reform Act License	Active	IL	PL 1928	1218 N. Lake St. Suite 120	State License	Aurora	IL	60506	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	PayDay Loan Reform Act License	Active	IL	PL 1930	4800 West Addison	State License	Chicago	IL	60641	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	PayDay Loan Reform Act License	Active	IL	PL 1933	3611 N Ridge Rd.	State License	Wichita	KS	67205	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	PayDay Loan Reform Act License	Active	IL	PL 1935	4648 S Cicero Ave	State License	Chicago	IL	60638	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	State Business License	Active	NV	NV20121337766	GENERAL USA	State License				NV-Secretary of State
Speedy Cash Illinois, Inc.	TOMA - Money Transfer	Active	IL	PLN9435	3527 N Ridge Rd	State License	Wichita	KS	67205	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	TOMA - Money Transfer	Active	IL	CIN9450	3527 N Ridge Rd	State License	Wichita	KS	67205	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	TOMA - Store Value Card	Active	IL	PLN9435	3527 N Ridge Rd	State License	Wichita	KS	67205	IL-Dept of Financial and Profesional Regulation
Speedy Cash Illinois, Inc.	TOMA - Store Value Card	Active	IL	CIN9450	3527 N Ridge Rd	State License	Wichita	KS	67205	IL-Dept of Financial and Profesional Regulation
Summit Real Estate, LLC	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
Summit Real Estate, LLC	Foreign Registration	Active	MO	FL0864274	GENERAL USA	State License				MO-Secretary of State
Summit Real Estate, LLC	State Business License	Active	NV	NV20071282137	GENERAL USA	State License				NV-Secretary of State
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63948 (Main)	1107 South W.W. White Road	State License	San Antonio	TX	78220	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63930	9616 N. Lamar #199	State License	Austin	TX	78753	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63978	11643-B Research Blvd	State License	Austin	TX	78759	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63963	2818 S. Lamar	State License	Austin	TX	78704	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63970	907-B N. IH 35	State License	Round Rock	TX	78664	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63937	510 N. Bell, Ste. 104	State License	Cedar Park	TX	78613	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63962	7201 Cameron Road	State License	Austin	TX	78752	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63969	2030 E. Oltorf, #102-B	State License	Austin	TX	78741	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63945	3840 Airport Blvd	State License	Austin	TX	78722	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63977	706 E. Hopkins	State License	San Marcos	TX	78666	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63987	3706 Guadalupe Street, Ste. D	State License	Austin	TX	78705	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63927	2008 W. Parmer Lane	State License	Austin	TX	78727	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63928	6401-B Airport Blvd	State License	Austin	TX	78752	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63971	11217 Leopard Street	State License	Corpus Christi	TX	78410	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63939	4701 Ayers, Ste. 600-10	State License	Corpus Christi	TX	78415	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63929	3710 Leopard Street	State License	Corpus Christi	TX	78408	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63947	5110 Fredericksburg Road	State License	San Antonio	TX	78229	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63976	12804 Nacogdoches	State License	San Antonio	TX	78217	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63985	2905 West Avenue	State License	San Antonio	TX	78201	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63986	1304 S.W. Military Dr	State License	San Antonio	TX	78221	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63954	8542 Blanco Road	State License	San Antonio	TX	78216	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63944	3927 W Commerce	State License	San Antonio	TX	78207	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63953	1005 Pat Booker Road	State License	Universal City	TX	78148	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63938	406 Old US-90 W	State License	San Antonio	TX	78237	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63967	6040 Ingram Road	State License	San Antonio	TX	78238	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63965	10602 Perrin Beitel	State License	San Antonio	TX	78217	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63966	5510 Walzem Road	State License	San Antonio	TX	78218	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63972	2006 Veterans Blvd.	State License	Del Rio	TX	78840	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63973	5129-A West Avenue	State License	San Antonio	TX	78213	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63974	4515-2 Fredericksburg Road	State License	Balcones Heights	TX	78201	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63980	2514 East Ben White Blvd	State License	Austin	TX	78741	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63981	1204-A Hwy 123	State License	San Marcos	TX	78666	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63982	11300-C Pollyanna	State License	Austin	TX	78753	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63932	3601 W. William Cannon #400	State License	Austin	TX	78749	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63933	1505-C Wells Branch Parkway	State License	Pflugerville	TX	78660	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63934	15300 S. IH35, Ste. 390	State License	Buda	TX	78610	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63946	7112 Ed Bluestein Blvd, Ste. #177	State License	Austin	TX	78723	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63941	1909 E Wm. Cannon, #101	State License	Austin	TX	78744	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63955	2237 East Riverside, Ste. 101-D	State License	Austin	TX	78741	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63949	3010 Nogalitos	State License	San Antonio	TX	78225	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63950	10650 Culebra Road, Ste. 128	State License	San Antonio	TX	78251	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63957	6702 S. Congress	State License	Austin	TX	78745	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63952	5886 De Zavala Road, Ste. 103	State License	San Antonio	TX	78249	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63931	1107 San Pedro, Ste. 101	State License	San Antonio	TX	78212	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63961	931 S. General McMullen	State License	San Antonio	TX	78237	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63984	6851 W. Military Drive, Ste. 101	State License	San Antonio	TX	78227	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63956	3138 S.E. Military Drive, Ste. 101	State License	San Antonio	TX	78223	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63968	2337 S.W. Military Drive	State License	San Antonio	TX	78224	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63992	8770 State Highway 151, Ste. 107	State License	San Antonio	TX	78245	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Credit Access Business	Active	TX	17170-63940	6338 Old Pearsall Road, Ste 101	State License	San Antonio	TX	78242	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Device Registration	Active	TX	0663256	6702 S. Congress	State License	Austin	TX	78745	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663259	9616 N. Lamar #199	State License	Austin	TX	78753	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663271	11643-B Research Blvd	State License	Austin	TX	78759	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663273	2818 S. Lamar	State License	Austin	TX	78704	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663392	907-B N. IH 35	State License	Round Rock	TX	78664	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663391	510 N. Bell, Ste. 104	State License	Cedar Park	TX	78613	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663279	7201 Cameron Road	State License	Austin	TX	78752	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663278	2030 E. Oltorf, #102-B	State License	Austin	TX	78741	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663277	3840 Airport Blvd	State License	Austin	TX	78722	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663275	706 E. Hopkins	State License	San Marcos	TX	78666	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663260	3706 Guadalupe Street, Ste. D	State License	Austin	TX	78705	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663255	2008 W. Parmer Lane	State License	Austin	TX	78727	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663254	6401-B Airport Blvd	State License	Austin	TX	78752	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663249	11217 Leopard Street	State License	Corpus Christi	TX	78410	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663239	4701 Ayers, Ste. 600-10	State License	Corpus Christi	TX	78415	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663235	3710 Leopard Street	State License	Corpus Christi	TX	78408	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663234	5110 Fredericksburg Road	State License	San Antonio	TX	78229	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663233	12804 Nacogdoches	State License	San Antonio	TX	78217	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663232	2905 West Avenue	State License	San Antonio	TX	78201	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663231	1304 S.W. Military Dr	State License	San Antonio	TX	78221	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663228	8542 Blanco Road	State License	San Antonio	TX	78216	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663227	3927 W Commerce	State License	San Antonio	TX	78207	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663226	1005 Pat Booker Road	State License	Universal City	TX	78148	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663224	406 Old US-90 W	State License	San Antonio	TX	78237	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663223	6040 Ingram Road	State License	San Antonio	TX	78238	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663199	10602 Perrin Beitel	State License	San Antonio	TX	78217	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663198	5510 Walzem Road	State License	San Antonio	TX	78218	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663190	2006 Veterans Blvd.	State License	Del Rio	TX	78840	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663192	5129-A West Avenue	State License	San Antonio	TX	78213	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663194	4515-2 Fredericksburg Road	State License	Balcones Heights	TX	78201	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663197	2514 East Ben White Blvd	State License	Austin	TX	78741	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663401	1204-A Hwy 123	State License	San Marcos	TX	78666	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663408	11300-C Pollyanna	State License	Austin	TX	78753	TX-Department of Agriculture

The Money Store, L.P.	Device Registration	Active	TX	0663450	3601 W. William Cannon #400	State License	Austin	TX	78749	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663476	15300 S. IH35, Ste. 390	State License	Buda	TX	78610	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663437	7112 Ed Bluestein Blvd, Ste. #177	State License	Austin	TX	78723	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663440	1909 E Wm. Cannon, #101	State License	Austin	TX	78744	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663486	2237 East Riverside, Ste. 101-D	State License	Austin	TX	78741	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663484	3010 Nogalitos	State License	San Antonio	TX	78225	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663488	10650 Culebra Road, Ste. 128	State License	San Antonio	TX	78251	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663495	1107 South W.W. White Road	State License	San Antonio	TX	78220	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663479	5886 De Zavala Road, Ste. 103	State License	San Antonio	TX	78249	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663497	1107 San Pedro, Ste. 101	State License	San Antonio	TX	78212	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663478	931 S. General McMullen	State License	San Antonio	TX	78237	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663501	6851 W. Military Drive, Ste. 101	State License	San Antonio	TX	78227	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663504	3138 S.E. Military Drive, Ste. 101	State License	San Antonio	TX	78223	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663508	2337 S.W. Military Drive	State License	San Antonio	TX	78224	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663447	8770 State Highway 151, Ste. 107	State License	San Antonio	TX	78245	TX-Department of Agriculture
The Money Store, L.P.	Device Registration	Active	TX	0663477	6338 Old Pearsall Road, Ste 101	State License	San Antonio	TX	78242	TX-Department of Agriculture
The Money Store, L.P.	Domicil Registration	Active	TX	14890710	GENERAL USA	State License				TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103111	8770 State Highway 151, Ste. 107	State License	San Antonio	TX	78245	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103112	6338 Old Pearsall Road, Ste 101	State License	San Antonio	TX	78242	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103095	7112 Ed Bluestein Blvd, Ste. #177	State License	Austin	TX	78723	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103100	3010 Nogalitos	State License	San Antonio	TX	78225	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0102986	6702 S. Congress	State License	Austin	TX	78745	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0102987	9616 N. Lamar #199	State License	Austin	TX	78753	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0102992	11643-B Research Blvd	State License	Austin	TX	78759	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0102993	2818 S. Lamar	State License	Austin	TX	78704	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0102995	907-B N. IH 35	State License	Round Rock	TX	78664	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103005	510 N. Bell, Ste. 104	State License	Cedar Park	TX	78613	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103006	7201 Cameron Road	State License	Austin	TX	78752	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103007	2030 E. Oltorf, #102-B	State License	Austin	TX	78741	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103008	3840 Airport Blvd	State License	Austin	TX	78722	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103009	706 E. Hopkins	State License	San Marcos	TX	78666	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103010	3706 Guadalupe Street, Ste. D	State License	Austin	TX	78705	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103011	2008 W. Parmer Lane	State License	Austin	TX	78727	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103012	6401-B Airport Blvd	State License	Austin	TX	78752	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103051	11217 Leopard Street	State License	Corpus Christi	TX	78410	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103058	4701 Ayers, Ste. 600-10	State License	Corpus Christi	TX	78415	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103064	3710 Leopard Street	State License	Corpus Christi	TX	78408	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103065	5110 Fredericksburg Road	State License	San Antonio	TX	78229	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103066	12804 Nacogdoches	State License	San Antonio	TX	78217	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103067	2905 West Avenue	State License	San Antonio	TX	78201	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103068	1304 S.W. Military Dr	State License	San Antonio	TX	78221	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103070	8542 Blanco Road	State License	San Antonio	TX	78216	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103071	3927 W Commerce	State License	San Antonio	TX	78207	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103072	1005 Pat Booker Road	State License	Universal City	TX	78148	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103074	406 Old US-90 W	State License	San Antonio	TX	78237	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103075	6040 Ingram Road	State License	San Antonio	TX	78238	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103078	10602 Perrin Beitel	State License	San Antonio	TX	78217	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103079	5510 Walzem Road	State License	San Antonio	TX	78218	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103080	2006 Veterans Blvd.	State License	Del Rio	TX	78840	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103081	5129-A West Avenue	State License	San Antonio	TX	78213	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103082	4515-2 Fredericksburg Road	State License	Balcones Heights	TX	78201	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103083	2514 East Ben White Blvd	State License	Austin	TX	78741	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103084	1204-A Hwy 123	State License	San Marcos	TX	78666	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103085	11300-C Pollyanna	State License	Austin	TX	78753	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103088	3601 W. William Cannon #400	State License	Austin	TX	78749	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103090	15300 S. IH35, Ste. 390	State License	Buda	TX	78610	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103096	1909 E Wm. Cannon, #101	State License	Austin	TX	78744	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103099	2237 East Riverside, Ste. 101-D	State License	Austin	TX	78741	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103101	10650 Culebra Road, Ste. 128	State License	San Antonio	TX	78251	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103103	1107 South W.W. White Road	State License	San Antonio	TX	78220	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103104	5886 De Zavala Road, Ste. 103	State License	San Antonio	TX	78249	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103105	1107 San Pedro, Ste. 101	State License	San Antonio	TX	78212	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103106	931 S. General McMullen	State License	San Antonio	TX	78237	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103108	6851 W. Military Drive, Ste. 101	State License	San Antonio	TX	78227	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103109	3138 S.E. Military Drive, Ste. 101	State License	San Antonio	TX	78223	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Precious Metal Dealer	Active	TX	0103110	2337 S.W. Military Drive	State License	San Antonio	TX	78224	TX-Office of Consumer Credit Commissioner
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00106	6702 S. Congress	State License	Austin	TX	78745	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00166	9616 N. Lamar #199	State License	Austin	TX	78753	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00129	11643-B Research Blvd	State License	Austin	TX	78759	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00167	2818 S. Lamar	State License	Austin	TX	78704	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00111	907-B N. IH 35	State License	Round Rock	TX	78664	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00130	510 N. Bell, Ste. 104	State License	Cedar Park	TX	78613	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00138	7201 Cameron Road	State License	Austin	TX	78752	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00158	2030 E. Oltorf, #102-B	State License	Austin	TX	78741	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00131	3840 Airport Blvd	State License	Austin	TX	78722	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00119	706 E. Hopkins	State License	San Marcos	TX	78666	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00107	3706 Guadalupe Street, Ste. D	State License	Austin	TX	78705	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00115	2008 W. Parmer Lane	State License	Austin	TX	78727	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00152	6401-B Airport Blvd	State License	Austin	TX	78752	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00132	11217 Leopard Street	State License	Corpus Christi	TX	78410	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00112	2102-B Baldwin	State License	Corpus Christi	TX	78405	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00139	4701 Ayers, Ste. 600-10	State License	Corpus Christi	TX	78415	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00140	3710 Leopard Street	State License	Corpus Christi	TX	78408	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00120	5110 Fredericksburg Road	State License	San Antonio	TX	78229	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00159	12804 Nacogdoches	State License	San Antonio	TX	78217	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00153	2905 West Avenue	State License	San Antonio	TX	78201	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00145	1304 S.W. Military Dr	State License	San Antonio	TX	78221	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00121	1739 Fredericksburg Road	State License	San Antonio	TX	78201	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00169	8542 Blanco Road	State License	San Antonio	TX	78216	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00122	3927 W Commerce	State License	San Antonio	TX	78207	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00108	1005 Pat Booker Road	State License	Universal City	TX	78148	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00147	406 Old US-90 W	State License	San Antonio	TX	78237	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00148	6040 Ingram Road	State License	San Antonio	TX	78238	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00113	10602 Perrin Beitel	State License	San Antonio	TX	78217	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00134	5510 Walzem Road	State License	San Antonio	TX	78218	TX-Comptroller of Public Accounts

The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00149	2006 Veterans Blvd.	State License	Del Rio	TX	78840	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00123	5129-A West Avenue	State License	San Antonio	TX	78213	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00142	4515-2 Fredericksburg Road	State License	Balcones Heights	TX	78201	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00117	2514 East Ben White Blvd	State License	Austin	TX	78741	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00170	1204-A Hwy 123	State License	San Marcos	TX	78666	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00135	11300-C Pollyanna	State License	Austin	TX	78753	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00143	1103-A N. IH-35	State License	Austin	TX	78702	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00160	2521 Rutland #150	State License	Austin	TX	78758	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00161	3601 W. William Cannon #400	State License	Austin	TX	78749	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00114	1505-C Wells Branch Parkway	State License	Pflugerville	TX	78660	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00118	15300 S. IH35, Ste. 390	State License	Buda	TX	78610	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00154	615 W. Slaughter Lane, Ste. 108	State License	Austin	TX	78748	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00162	7112 Ed Bluestein Blvd, Ste. #177	State License	Austin	TX	78723	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00136	1909 E Wm. Cannon, #101	State License	Austin	TX	78744	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00171	2205 East 7th Street, #101	State License	Austin	TX	78702	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00150	8606 Research Blvd	State License	Austin	TX	78758	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00151	2237 East Riverside, Ste. 101-D	State License	Austin	TX	78741	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00155	3010 Nogalitos	State License	San Antonio	TX	78225	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00163	10650 Culebra Road, Ste. 128	State License	San Antonio	TX	78251	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00164	1107 South W.W. White Road	State License	San Antonio	TX	78220	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00109	5886 De Zavala Road, Ste. 103	State License	San Antonio	TX	78249	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00126	1107 San Pedro, Ste. 101	State License	San Antonio	TX	78212	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00165	931 S. General McMullen	State License	San Antonio	TX	78237	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00156	6851 W. Military Drive, Ste. 101	State License	San Antonio	TX	78227	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00127	3138 S.E. Military Drive, Ste. 101	State License	San Antonio	TX	78223	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00157	2337 S.W. Military Drive	State License	San Antonio	TX	78224	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00110	8770 State Highway 151, Ste. 107	State License	San Antonio	TX	78245	TX-Comptroller of Public Accounts
The Money Store, L.P.	Sales and Use Tax Permit	Active	TX	17422197024.00128	6338 Old Pearsall Road, Ste 101	State License	San Antonio	TX	78242	TX-Comptroller of Public Accounts
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	1204-A Hwy 123	State License	San Marcos	TX	78666	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	11300-C Pollyanna	State License	Austin	TX	78753	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	3601 W. William Cannon #400	State License	Austin	TX	78749	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	1505-C Wells Branch Parkway	State License	Pflugerville	TX	78660	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	15300 S. IH35, Ste. 390	State License	Buda	TX	78610	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	7112 Ed Bluestein Blvd, Ste. #177	State License	Austin	TX	78723	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	1909 E Wm. Cannon, #101	State License	Austin	TX	78744	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	2237 East Riverside, Ste. 101-D	State License	Austin	TX	78741	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	3010 Nogalitos	State License	San Antonio	TX	78225	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	10650 Culebra Road, Ste. 128	State License	San Antonio	TX	78251	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	5886 De Zavala Road, Ste. 103	State License	San Antonio	TX	78249	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	1107 San Pedro, Ste. 101	State License	San Antonio	TX	78212	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	931 S. General McMullen	State License	San Antonio	TX	78237	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	6851 W. Military Drive, Ste. 101	State License	San Antonio	TX	78227	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	3138 S.E. Military Drive, Ste. 101	State License	San Antonio	TX	78223	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	2337 S.W. Military Drive	State License	San Antonio	TX	78224	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	8770 State Highway 151, Ste. 107	State License	San Antonio	TX	78245	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	6338 Old Pearsall Road, Ste 101	State License	San Antonio	TX	78242	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	6702 S. Congress	State License	Austin	TX	78745	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	9616 N. Lamar #199	State License	Austin	TX	78753	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	11643-B Research Blvd	State License	Austin	TX	78759	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	2818 S. Lamar	State License	Austin	TX	78704	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	907-B N. IH 35	State License	Round Rock	TX	78664	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	510 N. Bell, Ste. 104	State License	Cedar Park	TX	78613	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	7201 Cameron Road	State License	Austin	TX	78752	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	2030 E. Oltorf, #102-B	State License	Austin	TX	78741	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	3840 Airport Blvd	State License	Austin	TX	78722	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	706 E. Hopkins	State License	San Marcos	TX	78666	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	3706 Guadalupe Street, Ste. D	State License	Austin	TX	78705	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	2008 W. Parmer Lane	State License	Austin	TX	78727	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	6401-B Airport Blvd	State License	Austin	TX	78752	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	11217 Leopard Street	State License	Corpus Christi	TX	78410	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	4701 Ayers, Ste. 600-10	State License	Corpus Christi	TX	78415	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	3710 Leopard Street	State License	Corpus Christi	TX	78408	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	5110 Fredericksburg Road	State License	San Antonio	TX	78229	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	12804 Nacogdoches	State License	San Antonio	TX	78217	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	2905 West Avenue	State License	San Antonio	TX	78201	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	1304 S.W. Military Dr	State License	San Antonio	TX	78221	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	8542 Blanco Road	State License	San Antonio	TX	78216	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	3927 W Commerce	State License	San Antonio	TX	78207	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	1005 Pat Booker Road	State License	Universal City	TX	78148	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	406 Old US-90 W	State License	San Antonio	TX	78237	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	6040 Ingram Road	State License	San Antonio	TX	78238	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	10602 Perrin Beitel	State License	San Antonio	TX	78217	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	5510 Walzem Road	State License	San Antonio	TX	78218	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	2006 Veterans Blvd.	State License	Del Rio	TX	78840	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	5129-A West Avenue	State License	San Antonio	TX	78213	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	4515-2 Fredericksburg Road	State License	Balcones Heights	TX	78201	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO	Active	TX	2012-0077	2514 East Ben White Blvd	State License	Austin	TX	78741	TX-Secretary of State - Legal Support Unit
The Money Store, L.P.	Texas CSO (Main)	Active	TX	2012-0077	1107 South W.W. White Road	State License	San Antonio	TX	78220	TX-Secretary of State - Legal Support Unit
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0912379	1841 W. Northern Ave	State License	Phoenix	AZ	85021	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913538	4040 N. 40th St	State License	Phoenix	AZ	85018	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913535	1242 W. Main St	State License	Mesa	AZ	85201	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913539	2351 N. Alvernon Way, #100	State License	Tucson	AZ	85712	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913540	1551 E. Indian School Rd.	State License	Phoenix	AZ	85014	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913541	3501 W. Glendale Ave	State License	Phoenix	AZ	85051	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913542	5819 W. Camelback Rd	State License	Phoenix	AZ	85031	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913543	7202 East McDowell Rd STE A	State License	Scottsdale	AZ	85257	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913544	1215 S. Country Club Dr	State License	Mesa	AZ	85210	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913545	3520 E. Bell Rd	State License	Phoenix	AZ	85032	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913546	5102 W. Olive Ave	State License	Glendale	AZ	85302	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913547	1960 W. Baseline Rd	State License	Mesa	AZ	85202	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Advance Fee Loan Broker Registration	Active	AZ	ALB-0913548	1956 E. Southern Ave #101	State License	Mesa	AZ	85204	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CL-0912380	1841 W. Northern Ave	State License	Phoenix	AZ	85021	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116174	4040 N. 40th St	State License	Phoenix	AZ	85018	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116175	1242 W. Main St	State License	Mesa	AZ	85201	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116176	2351 N. Alvernon Way, #100	State License	Tucson	AZ	85712	AZ-Dpt of Financial Institutions

Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116177	1551 E. Indian School Rd.	State License	Phoenix	AZ	85014	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116199	3501 W. Glendale Ave	State License	Phoenix	AZ	85051	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116200	5819 W. Camelback Rd	State License	Phoenix	AZ	85031	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116201	7202 East McDowell Rd STE A	State License	Scottsdale	AZ	85257	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116202	1215 S. Country Club Dr	State License	Mesa	AZ	85210	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116203	3520 E. Bell Rd	State License	Phoenix	AZ	85032	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116204	5102 W. Olive Ave	State License	Glendale	AZ	85302	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116205	1960 W. Baseline Rd	State License	Mesa	AZ	85202	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Consumer Lender	Active	AZ	CLBR-0116206	1956 E. Southern Ave #101	State License	Mesa	AZ	85204	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
Todd Car Title, Inc	Foreign Registration	Active	AZ	F-1118807-4	GENERAL USA	State License				AZ-Secretary of State - Corporation Commision
Todd Car Title, Inc	Sales & Finance License	Active	AZ	SF-0906262	3501 W. Glendale Ave	State License	Phoenix	AZ	85051	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Sales & Finance License	Active	AZ	SFBR0107759	5819 W. Camelback Rd	State License	Phoenix	AZ	85031	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	Sales & Finance License	Active	AZ	SFBR0108056	7202 East McDowell Rd STE A	State License	Scottsdale	AZ	85257	AZ-Dpt of Financial Institutions
Todd Car Title, Inc	State Business License	Active	NV	NV20041350988	3527 N Ridge Rd	State License	Wichita	KS	67205	NV-Secretary of State
Todd Financial, Inc	Device License	Active	AZ	35220	5819 W. Camelback Rd	State License	Phoenix	AZ	85031	AZ-Department of Weights & Measures
Todd Financial, Inc	Device License	Active	AZ	35191	3501 W. Glendale Ave	State License	Phoenix	AZ	85051	AZ-Department of Weights & Measures
Todd Financial, Inc	Domicil Registration	Active	NV	Number not issued	GENERAL USA	State License				NV-Secretary of State
Todd Financial, Inc	Foreign Registration	Active	AZ	Number not issued	GENERAL USA	State License				AZ-Secretary of State - Corporation Commision
Todd Financial, Inc	State Business License	Active	NV	NV20041345427	3527 N Ridge Rd	State License	Wichita	KS	67205	NV-Secretary of State

Entity	Title	Status	State	License Number	Address	Type	City	State	Zip	Country	Contact	Notes
SCIL Texas, LLC	2nd Hand Dealer Registration	Active	TX	No number issued	5532 Manchaca Rd	City License	Austin	TX	78745	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	3601 W. William Cannon #400	City License	Austin	TX	78749	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	11300-C Pollyanna	City License	Austin	TX	78753	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	2514 East Ben White Blvd	City License	Austin	TX	78741	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	6401-B Airport Blvd	City License	Austin	TX	78752	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	2008 W. Parmer Lane	City License	Austin	TX	78727	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	3706 Guadalupe Street, Ste. D	City License	Austin	TX	78705	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	1505-C Wells Branch Parkway	City License	Pflugerville	TX	78660	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	2237 East Riverside, Ste. 101-D	City License	Austin	TX	78741	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	1909 E Wm. Cannon, #101	City License	Austin	TX	78744	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	7112 Ed Bluestein Blvd, Ste. #177	City License	Austin	TX	78723	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	15300 S. IH35, Ste. 390	City License	Buda	TX	78610	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	6702 S. Congress	City License	Austin	TX	78745	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	2030 E. Oltorf, #102-B	City License	Austin	TX	78741	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	3840 Airport Blvd	City License	Austin	TX	78722	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	2818 S. Lamar	City License	Austin	TX	78704	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	7201 Cameron Road	City License	Austin	TX	78752	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	9616 N. Lamar #199	City License	Austin	TX	78753	USA	City of Austin	This is registered, however no permit issued.
The Money Store, L.P.	2nd Hand Dealer Registration	Active	TX	No number issued	11643-B Research Blvd	City License	Austin	TX	78759	USA	City of Austin	This is registered, however no permit issued.
A Speedy Cash Car Title Loans, LLC	Business License	Active	AZ	200004787	5102 W. Olive Ave	City License	Glendale	AZ	85302	USA	City of Glendale
Cash Colorado, LLC	Business License	Active	AL	6718	1501 Eastern Blvd	City License	Montgomery	AL	36117	USA	City of Montgomery
Cash Colorado, LLC	Business License	Active	AL	6721	932 Ann St.	City License	Montgomery	AL	36107	USA	City of Montgomery
Concord Finance, Inc	Business License	Active	MO	0494029952	3947 Main St	City License	Kansas City	MO	64111	USA	Kansas (KS) City
Concord Finance, Inc	Business License	Active	MO	0762465408	1331 E. 63rd St	City License	Kansas City	MO	64110	USA	Kansas (KS) City
Concord Finance, Inc	Business License	Active	MO	1836207232	2600 Independence Blvd	City License	Kansas City	MO	64124	USA	Kansas (KS) City
Curo Financial Technologies Corp.	Business License	Active	OR	710882	12131 S.E. Powell Blvd	City License	Portland	OR	97266	USA	City of Portland
Curo Management LLC	Business License	Active	MO	0817425536	1331 E. 63rd St	City License	Kansas City	MO	64110	USA	Kansas (KS) City
Curo Management LLC	Business License	Active	OR	705212	3527 N Ridge Rd	City License	Wichita	KS	67205	USA	Portland Revenu Bureau License & Tax Division
Evergreen Financial Investments, Inc	Business License	Active	OR	16-00002933	19026 E. Burnside St.	City License	Portland (Gresham)	OR	97233	USA	City of Gresham
Galt Ventures, LLC	Business License	Active	AZ	200004784	5102 W. Olive Ave	City License	Glendale	AZ	85302	USA	City of Glendale
Galt Ventures, LLC	Business License	Active	CA	20922	4915 Moreno Ave	City License	Montclair	CA	91763	USA	City of Montclair
Speedy Cash	Business License	Active	CA	25859	8701 E. Washington Blvd	City License	Pico Rivera	CA	90660	USA	City of Pico Rivera
Cash Colorado, LLC	Business License - Check Cashing/Title Loans	Active	AL	8763	3615 McFarland Blvd. East, Suite 109	City License	Tuscaloosa	AL	35405	USA	City of Tuscaloosa
Cash Colorado, LLC	Business License - Gold Included	Active	AL	14659 (acct9346581)	1501 Eastern Blvd	City License	Montgomery	AL	36117	USA	City of Montgomery
Cash Colorado, LLC	Business License - Gold Included	Active	AL	12268 acct# 9354694	932 Ann St.	City License	Montgomery	AL	36107	USA	City of Montgomery
Cash Colorado, LLC	Business License - Loans	Active	AL	214020 - 012314	321 Palisades Blvd	City License	Birmingham	AL	35209	USA	City of Birmingham
Speedy Cash	Business License - Misc. Business	Active	CA	20078024	5445 South St	City License	Lakewood	CA	90713	USA
Cash Colorado, LLC	Business License - Non Mortgage Loans	Active	AL	8764	3615 McFarland Blvd. East, Suite 109	City License	Tuscaloosa	AL	35405	USA	City of Tuscaloosa
Cash Colorado, LLC	Business License - Pawnshop	Active	AL	8765	3615 McFarland Blvd. East, Suite 109	City License	Tuscaloosa	AL	35405	USA	City of Tuscaloosa
Todd Financial, Inc	Business License - Payday	Active	AZ	0926802	7202 East McDowell Rd STE A	City License	Scottsdale	AZ	85257	USA	City of Scottsdale
Speedy Cash	Business License - Retail Services	Active	CA	20078030	5445 South St	City License	Lakewood	CA	90713	USA
Todd Car Title, Inc	Business License - Title Loans	Active	AZ	0926801	7202 East McDowell Rd STE A	City License	Scottsdale	AZ	85257	USA	City of Scottsdale
Curo Management LLC	Business License - Witholding	Active	AL	214543	GENERAL USA	City License				USA	City of Birmingham
Concord Finance, Inc	Business License (Gold Included)	Active	MO	BL10-14390	1212 S Belt Hwy	City License	St Joseph	MO	64507	USA	St Joseph
Foresome Real Estate, LLC	Business Registration	Active	CA	57768	270 E. Baseline St	City License	San Bernardino	CA	92410	USA	City of San Bernardino
Speedy Cash	Business Registration	Active	CA	226030	8847 Imperial Hwy Ste A	City License	Downey	CA	90242	USA	City of Downey
The Money Store, L.P.	Business Registration	Active	TX	2556	4515-2 Fredericksburg Road	City License	Balcones Heights	TX	78201	USA	City of Balcones Heights
Advance Group, Inc	Business Registration Certificate - Check Cashing	Active	NV	068420	690 E Prater Way	City License	Sparks	NV	89431	USA	City of Sparks
Speedy Cash	Business Registration Certificate - Check Cashing	Active	CA	14703	10972 Beach Blvd	City License	Stanton	CA	90680	USA	City of Stanton
Speedy Cash	Business Registration Certificate - Check Cashing	Active	CA	907409	270 E. Baseline St	City License	San Bernardino	CA	92410	USA	City of San Bernardino
Galt Ventures, LLC	Business Tax Certificate	Active	CA	BL00069896	9781 Magnolia Ave	City License	Riverside	CA	92503	USA	City of Riverside
Speedy Cash	Business Tax Certificate	Active	CA	BUS2004-01223	101 S. Brookhurst St	City License	Anaheim	CA	92804	USA	City of Anaheim-Business License Division
Cash Colorado, LLC	Business Tax Certificate - Gold Included	Active	AL	239628	4298 University Dr NW	City License	Huntsville	AL	35816	USA	City of Huntsville
Galt Ventures, LLC	Business Tax License	Active	CA	025992	11000 Lower Azusa Rd	City License	El Monte	CA	91731	USA	City of El Monte
Speedy Cash	Business Tax License	Active	CA	556557	100 N. Raymond Ave	City License	Fullerton	CA	92831	USA	City of Fullerton
Speedy Cash	Check Cashing Business Tax Certificate	Active	CA	164242	13010 Harbor Blvd	City License	Garden Grove	CA	92843	USA	City of Garden Grove
Concord Finance, Inc	City - Business Tax License	Active	TN	Acct 52143	4403 Chapman Highway	City License	Knoxville	TN	37920	USA	City of Knoxville
Advance Group, Inc	City Business License	Active	NV	2015303070	1601 W Warm Springs Rd	City License	Henderson	NV	89014	USA	City of Henderson
Concord Finance, Inc	City Business License	Active	MO	BUS2010-00754	2949 S National Ave	City License	Springfield	MO	65807	USA	City of Springfeild
Curo Management LLC	City Business License	Active	IL	2437909	200 W. Hubbard St., Suite 800	City License	Chicago	IL	60654	USA	Chicago
Speedy Cash	City Business License	Active	CA	15003235	740 W Compton Blvd	City License	Compton	CA	90221	USA	City of Compton
Speedy Cash	City Business License	Active	CA	022197	380 Broadway, Suite 103	City License	El Cajon	CA	92021	USA	City of El Cajon
Speedy Cash	City Business License	Active	CA	1310054	120 W. Base Line Rd.	City License	Rialto	CA	92376	USA	City of Rialto
Speedy Cash Illinois, Inc.	City Business License	Active	IL	2304005	4648 S Cicero Ave	City License	Chicago	IL	60638	USA	Chicago
Speedy Cash Illinois, Inc.	City Business License	Active	IL	2247077	1552 W 119th St.	City License	Chicago	IL	60643	USA	Chicago
Speedy Cash Illinois, Inc.	City Business License	Active	IL	2222251	8701 S. Cottage Grove Ave.	City License	Chicago	IL	60619	USA	Chicago
Speedy Cash Illinois, Inc.	City Business License	Active	IL	398	1931 N. Mannheim Rd.	City License	Melrose Park	IL	60160	USA
Speedy Cash Illinois, Inc.	City Business License	Active	IL	No Permit Required	1218 N. Lake St. Suite 120	City License	Aurora	IL	60506	USA	City of Aurora	Not required for our particular business.
Speedy Cash Illinois, Inc.	City Business License	Active	IL	15-975	848 E. Sibley Blvd.	City License	Dolton	IL	60419	USA	The Village of Dolton
Speedy Cash Illinois, Inc.	City Business License	Active	IL	2293614	4800 West Addison	City License	Chicago	IL	60641	USA	Chicago
Speedy Cash Illinois, Inc.	City Business License	Active	IL	22271-Control #	11100 S. Cicero Ave	City License	Alsip	IL	60803	USA	The Village of Alsip
Concord Finance, Inc	Gold - No License	Active	TN	No Permit Required	5900 Brainerd Rd.	City License	Chattanooga	TN	37411	USA	City of Chattanooga	No application required for Secondhand Dealers, only junk dealers. Article VII Sect 11-26
Concord Finance, Inc	Secondhand Dealer License	Active	TN	No Permit Required	1655 Fort Campbell Blvd.	City License	Clarksville	TN	37042	USA	City fo Clarksville	No license. Must comply with transaction reporting requirements. Chapter 6 Sec 5-601
Concord Finance, Inc	Secondhand Dealer License	Active	TN	No Permit Required	808 25th St. NW	City License	Cleveland	TN	37311	USA	City of Cleveland	No license required. Must report transactions on LeadsOnline.
SCIL Texas, LLC	City Gold	Active	TX	No Permit Required	2201 N. Frazier	City License	Conroe	TX	77303	USA	City of Conroe	No license required. Must report transactions on LeadsOnline.
SCIL Texas, LLC	City License	Active	TX	No Permit Required	8320 FM 78, Suite 3	City License	Converse	TX	78109	USA	City of Converse	No license required. Must report transactions on LeadsOnline.
Cash Colorado, LLC	City License	Active	AL	16799	3410 Hwy 69 N	City License	Northport	AL	35473	USA	City of Northport
Concord Finance, Inc	City License	Active	TN	505119802	5900 Brainerd Rd.	City License	Chattanooga	TN	37411	USA	City of Chattanooga
Concord Finance, Inc	City License	Active	TN	52832 - 189913	106 Knox Road	City License	Knoxville	TN	37918	USA	City of Knoxville
Concord Finance, Inc	City License	Active	TN	2016-114638	1698 Memorial Blvd	City License	Murfreesboro	TN	37129	USA	City of Murfreesboro
Concord Finance, Inc	City License	Active	TN	2017 60853	808 25th St. NW	City License	Cleveland	TN	37311	USA	City of Cleveland
Concord Finance, Inc	City License	Active	TN	178321	5002 Harding Place	City License	Nashville	TN	37211	USA	City of Nashville
Concord Finance, Inc	City License	Active	TN	175210	2401 Nolensville Pike	City License	Nashville	TN	37211	USA	City of Nashville
Concord Finance, Inc	City License	Active	TN	176985	5701 Charlotte Pike	City License	Nashville	TN	37209	USA	City of Nashville
Concord Finance, Inc	City License	Active	TN	104773	1655 Fort Campbell Blvd.	City License	Clarksville	TN	37042	USA	City fo Clarksville
SCIL Texas, LLC	Gold Registration	Active	TX	No Permit Required	8320 FM 78, Suite 3	City License	Converse	TX	78109	USA	City of Converse
SCIL Texas, LLC	Gold - No License	Active	TX	No Permit Required	3422 W Walnut	City License	Garland	TX	75042	USA	City of Garland
Cash Colorado, LLC	Gold/Diamond License	Active	CO	No Permit Required	265 S. Wadsworth Blvd	City License	Lakewood	CO	80226	USA	City of Lake Wood
SCIL Texas, LLC	City License	Active	TX	20140924	521 S. Conway Ave	City License	Mission	TX	78572	USA	City of Mission
Speedy Cash	City License	Active	CA	10026529	1029 W. Avenue I	City License	Lancaster	CA	93534	USA	CA-Dept of Justice
SCIL Texas, LLC	City Gold	Active	TX	No Permit Required	7120 San Bernardo Ave	City License	Laredo	TX	78041	USA	City of Laredo	No license required. Must report transactions on LeadsOnline.
Speedy Cash	City License	Active	CA	B2015018611	6686 El Cajon Blvd Suite F	City License	San Diego	CA	92115	USA	City of San Diego
Speedy Cash	City License	Active	CA	28444	25010 Alessandro Blvd	City License	Moreno Valley	CA	92553	USA	Moreno Valley
Concord Finance, Inc	City License - Consumer Lending	Active	MS	S1372	1021 Mississippi Hwy 39 (Suite: A & B)	City License	Meridian	MS	39301	USA	City of Meridian
Concord Finance, Inc	City License - Title Loans	Active	MS	S1371	1021 Mississippi Hwy 39 (Suite: A & B)	City License	Meridian	MS	39301	USA	City of Meridian
SCIL Texas, LLC	City License (Gold Included)	Active	TX	024948	695 S Sam Houston	City License	San Benito	TX	78586	USA	City of San Benito
Concord Finance, Inc	City License (Gold Included)(excludes Title Pledge)	Active	MS	13372	9240 Highway 49 (Suite:101/102)	City License	Gulfport	MS	39501	USA	City of Gulfport
Concord Finance, Inc	City License (Title Pledge)	Active	MS	13669	9240 Highway 49 (Suite:101/102)	City License	Gulfport	MS	39501	USA	City of Gulfport
Concord Finance, Inc	City Occupational License	Active	LA	16-00016219	2955 E. Texas Ave	City License	Bossier City	LA	71111	USA	Bossier City
Concord Finance, Inc	City Occupational License	Active	LA	36164	123 Gause Boulevard West	City License	Slidell	LA	70460	USA	City of Slidell
CDM Development, LLC	City of Phoenix Privilage (Sales) Tax License	Active	AZ	08004970	1551 E. Indian School Rd.	City License	Phoenix	AZ	85014	USA	City of Phoenix
Galt Ventures, LLC	City of Tucson Business License	Active	AZ	3006881	2351 N. Alvernon Way, #100	City License	Tucson	AZ	85712	USA	City of Tucson
Advance Group, Inc	CO12 Check Cashing Services	Active	NV	89968	1360 W Cheyenne Ave, Suite101	City License	North Las Vegas	NV	89030	USA	City of North Las Vegas
Advance Group, Inc	CO12 Check Cashing Services	Active	NV	92797	2332 Civic Center Drive	City License	North Las Vegas	NV	89030	USA	City of North Las Vegas
SCIL Texas, LLC	Credit Access Business	Active	TX	2016-09	3501 Gus Thomasson, Suite 102	City License	Mesquite	TX	75150	USA
SCIL Texas, LLC	Credit Access Business	Active	TX	524866	1701 Babcock	City License	San Antonio	TX	78229	USA	City of San Antonio
SCIL Texas, LLC	Credit Access Business	Active	TX	272358	1160 Edgebrook Dr	City License	Houston	TX	77034	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	524871	972 Bandera Rd	City License	San Antonio	TX	78228	USA	City of San Antonio
SCIL Texas, LLC	Credit Access Business	Active	TX	272281	5506-A Bellaire Blvd	City License	Houston	TX	77081	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	272220	8569 Long Point	City License	Houston	TX	77055	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	272272	10884 West Bellfort St.	City License	Houston	TX	77099	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	272205	13482 Northwest Hwy, Ste 100	City License	Houston	TX	77040	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	272264	7434 Airline Dr	City License	Houston	TX	77076	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	272180	6902 Harrisburg Blvd	City License	Houston	TX	77011	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	272353	11830 Bellaire Blvd suite A 145	City License	Houston	TX	77072	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	272232	3802 S Gressner	City License	Houston	TX	77063	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	AFE16-02	3422 W Walnut	City License	Garland	TX	75042	USA	City of Garland
SCIL Texas, LLC	Credit Access Business	Active	TX	15944742 CAB	815 E Pioneer Parkway	City License	Arlington	TX	76010	USA	City of Arlington
SCIL Texas, LLC	Credit Access Business	Active	TX	520294	1502 Austin Highway, Suite 101	City License	San Antonio	TX	78218	USA	City of San Antonio
SCIL Texas, LLC	Credit Access Business	Active	TX	A2016000153A	5532 Manchaca Rd	City License	Austin	TX	78745	USA	City of Austin
SCIL Texas, LLC	Credit Access Business	Active	TX	490796	423 New Braunfels	City License	San Antonio	TX	78202	USA	City of San Antonio
SCIL Texas, LLC	Credit Access Business	Active	TX	15-00008906	4009 S Padre Island Drive	City License	Corpus Christi	TX	78411	USA	City of Corpus Cristi
SCIL Texas, LLC	Credit Access Business	Active	TX	524869	2102 Goliad Rd, Ste.1	City License	San Antonio	TX	78223	USA	City of San Antonio
SCIL Texas, LLC	Credit Access Business	Active	TX	1304-0472	400 W University Dr	City License	Denton	TX	76201	USA	City of Denton
SCIL Texas, LLC	Credit Access Business	Active	TX	No number issued	10201 Lake June Rd	City License	Dallas	TX	75217	USA	City of Dallas
SCIL Texas, LLC	Credit Access Business	Active	TX	No number issued	3706 W Northwest Hwy	City License	Dallas	TX	75220	USA	City of Dallas
SCIL Texas, LLC	Credit Access Business	Active	TX	497346	1103 Fair Ave	City License	San Antonio	TX	78223	USA	City of San Antonio
SCIL Texas, LLC	Credit Access Business	Active	TX	No number issued	1441-45 E Kiest Blvd	City License	Dallas	TX	75216	USA	City of Dallas
SCIL Texas, LLC	Credit Access Business	Active	TX	524868	2647 Culebra Rd	City License	San Antonio	TX	78228	USA	City of San Antonio
SCIL Texas, LLC	Credit Access Business	Active	TX	No number issued	2601 Hampton Rd	City License	Dallas	TX	75224	USA	City of Dallas
SCIL Texas, LLC	Credit Access Business	Active	TX	272362	883 Federal Rd Ste A	City License	Houston	TX	77015	USA	City of Houston
SCIL Texas, LLC	Credit Access Business	Active	TX	272364	8602 S Braeswood Blvd	City License	Houston	TX	77031	USA	City of Houston
The Money Store, L.P.	Credit Access Business	Active	TX	523465	8770 State Highway 151, Ste. 107	City License	San Antonio	TX	78245	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523452	10650 Culebra Road, Ste. 128	City License	San Antonio	TX	78251	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	524876	12804 Nacogdoches	City License	San Antonio	TX	78217	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523466	6338 Old Pearsall Road, Ste 101	City License	San Antonio	TX	78242	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	524873	5110 Fredericksburg Road	City License	San Antonio	TX	78229	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523459	1107 San Pedro, Ste. 101	City License	San Antonio	TX	78212	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	524878	1304 S.W. Military Dr	City License	San Antonio	TX	78221	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523451	3010 Nogalitos	City License	San Antonio	TX	78225	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	524877	2905 West Avenue	City License	San Antonio	TX	78201	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523448	10602 Perrin Beitel	City License	San Antonio	TX	78217	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523449	5510 Walzem Road	City License	San Antonio	TX	78218	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523461	6851 W. Military Drive, Ste. 101	City License	San Antonio	TX	78227	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523444	6040 Ingram Road	City License	San Antonio	TX	78238	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	524882	406 Old US-90 W	City License	San Antonio	TX	78237	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523463	3138 S.E. Military Drive, Ste. 101	City License	San Antonio	TX	78223	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	524880	8542 Blanco Road	City License	San Antonio	TX	78216	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523450	5129-A West Avenue	City License	San Antonio	TX	78213	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000170A	2237 East Riverside, Ste. 101-D	City License	Austin	TX	78741	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	523460	931 S. General McMullen	City License	San Antonio	TX	78237	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523458	5886 De Zavala Road, Ste. 103	City License	San Antonio	TX	78249	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	523464	2337 S.W. Military Drive	City License	San Antonio	TX	78224	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	524881	3927 W Commerce	City License	San Antonio	TX	78207	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000178A	6702 S. Congress	City License	Austin	TX	78745	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000189A	2818 S. Lamar	City License	Austin	TX	78704	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	15-00008940	3710 Leopard Street	City License	Corpus Christi	TX	78408	USA	City of Corpus Cristi
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000172A	1909 E Wm. Cannon, #101	City License	Austin	TX	78744	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000186A	3840 Airport Blvd	City License	Austin	TX	78722	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	15-00008938	4701 Ayers, Ste. 600-10	City License	Corpus Christi	TX	78415	USA	City of Corpus Cristi
The Money Store, L.P.	Credit Access Business	Active	TX	A2015000240A	1505-C Wells Branch Parkway	City License	Pflugerville	TX	78660	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	15-00008937	11217 Leopard Street	City License	Corpus Christi	TX	78410	USA	City of Corpus Cristi
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000174A	9616 N. Lamar #199	City License	Austin	TX	78753	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000187A	2030 E. Oltorf, #102-B	City License	Austin	TX	78741	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000190A	11643-B Research Blvd	City License	Austin	TX	78759	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000188A	7201 Cameron Road	City License	Austin	TX	78752	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000181A	11300-C Pollyanna	City License	Austin	TX	78753	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000192A	7112 Ed Bluestein Blvd, Ste. #177	City License	Austin	TX	78723	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000179A	3601 W. William Cannon #400	City License	Austin	TX	78749	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000185A	3706 Guadalupe Street, Ste. D	City License	Austin	TX	78705	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000183A	2514 East Ben White Blvd	City License	Austin	TX	78741	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000182A	6401-B Airport Blvd	City License	Austin	TX	78752	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	A2016000184A	2008 W. Parmer Lane	City License	Austin	TX	78727	USA	City of Austin
The Money Store, L.P.	Credit Access Business	Active	TX	523456	1107 South W.W. White Road	City License	San Antonio	TX	78220	USA	City of San Antonio
The Money Store, L.P.	Credit Access Business Registration	Active	TX	3204	1005 Pat Booker Road	City License	Universal City	TX	78148	USA	City of Universal City
SCIL Texas, LLC	City Gold	Active	TX	No Permit Required	2119 E Saunders	City License	Laredo	TX	78041	USA	City of Laredo	No license required. Must report transactions on LeadsOnline.
SCIL Texas, LLC	Gold - Reporting for State Req	Active	TX	No Permit Required	7007 Bandera Rd, Ste 24	City License	Leon Valley	TX	78238	USA	City of Leon Valley
Concord Finance, Inc	No City License - County only	Active	TN	No Permit Required	120 Gallatin Pike S.	City License	Madison	TN	37115	USA	City of Madison
SCIL Texas, LLC	City License	Active	TX	No Permit Required	1521 N 10th	City License	McAllen	TX	78041	USA	City of McAllen
Concord Finance, Inc	Precious Metal Permit	Active	MS	No Permit Required	1021 Mississippi Hwy 39 (Suite: A & B)	City License	Meridian	MS	39301	USA	City of Meridian
SCIL Texas, LLC	Gold - No License	Active	TX	No Permit Required	3501 Gus Thomasson, Suite 102	City License	Mesquite	TX	75150	USA	City of Mesquite
SCIL Texas, LLC	City Gold - Reporting Only	Active	TX	No Permit Required	521 S. Conway Ave	City License	Mission	TX	78572	USA	City of Mission	No license required. Must report transactions on LeadsOnline.
Concord Finance, Inc	Secondhand Dealer License	Active	TN	No Permit Required	1698 Memorial Blvd	City License	Murfreesboro	TN	37129	USA	City of Murfreesboro	No license required. Must report transactions on LeadsOnline.
Concord Finance, Inc	Secondhand Dealer License	Active	TN	No Permit Required	5701 Charlotte Pike	City License	Nashville	TN	37209	USA	City of Nashville	No license required. Must send daily report to Nashville Police Department
Concord Finance, Inc	Secondhand Dealer License	Active	TN	No Permit Required	2401 Nolensville Pike	City License	Nashville	TN	37211	USA	City of Nashville	No license required. Must send daily report to Nashville Police Department
Concord Finance, Inc	Secondhand Dealer License	Active	TN	No Permit Required	5002 Harding Place	City License	Nashville	TN	37211	USA	City of Nashville	No license required. Must send daily report to Nashville Police Department
SCIL Texas, LLC	Gold License	Active	TX	No Permit Required	1103 Fair Ave	City License	San Antonio	TX	78223	USA	City of San Antonio	No license required. Must report transactions on LeadsOnline.
Concord Finance, Inc	Gold Included in City Business License	Active	MO	BL10-14390	1212 S Belt Hwy	City License	St Joseph	MO	64507	USA	St Joseph
Concord Finance, Inc	Gold Included in City License	Active	MO	BUS2010-00754	2949 S National Ave	City License	Springfield	MO	65807	USA	City of Springfeild
Concord Finance, Inc	Gold Included in City License	Active	MS	13668	9240 Highway 49 (Suite:101/102)	City License	Gulfport	MS	39501	USA	City of Gulfport
SCIL Texas, LLC	Gold License	Active	TX	No Permit Required	972 Bandera Rd	City License	San Antonio	TX	78228	USA	City of San Antonio	No license required. Must report transactions on LeadsOnline.
Cash Colorado, LLC	Gold/Auto/Check Exchange	Active	AL	093713	6401 Airport Blvd, Suite B	City License	Mobile	AL	36608	USA	City of Mobile
SCIL Texas, LLC	Gold License	Active	TX	No Permit Required	423 New Braunfels	City License	San Antonio	TX	78202	USA	City of San Antonio	No license required. Must report transactions on LeadsOnline.
Concord Finance, Inc	Gold/Precious Metal License-Purchase Only	Active	MO	31698	11221 E. 23rd St	City License	Independence	MO	64052	USA	City of Independence
Advance Group, Inc	Gold/Silver License	Active	NV	068876	690 E Prater Way	City License	Sparks	NV	89431	USA	City of Sparks Police Departmnet

Cash Colorado, LLC	Gold/Silver License (Primary Metal)	Active	AL	214020-013166	321 Palisades Blvd	City License	Birmingham	AL	35209	USA	City of Birmingham
SCIL Texas, LLC	Jewelry and Precious Metals (Used) Dealer Permit	Active	TX	2009-03	860 11th St	City License	Beaumont	TX	77701	USA	City of Beaumont
Galt Ventures, LLC	LA Business Tax Certificate	Active	CA	2166199-0001-7, 2166199-0002-5	8247 Laurel Canyon Blvd	City License	N. Hollywood	CA	91605	USA	City of Los Angeles
Galt Ventures, LLC	LA Business Tax Certificate	Active	CA	2166199-0003-3	454 W Florence Ave	City License	Los Angeles	CA	90003	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0014-6	13263 Van Nuys Blvd	City License	Pacoima	CA	91331	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0006-5	10223 Sepulveda Blvd, C&D	City License	Mission Hills	CA	91345	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0004-9	7204 Canoga Ave	City License	Canoga Park	CA	91303	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0016-2	3555 W Slauson Ave	City License	Los Angeles	CA	90043	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0011-1	7855 Van Nuys Blvd	City License	Panorama City	CA	91402	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0008-1	13722 Sherman Way	City License	Van Nuys	CA	91405	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0007-3	7201 Balboa Blvd	City License	Van Nuys	CA	91406	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0009-0	229 W Anaheim St	City License	Wilmington	CA	90744	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0002-2	1801 W 6th St	City License	Los Angeles	CA	90057	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0001-4	10404 Venice Blvd	City License	Culver City	CA	90232	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0003-1	6740 Reseda Blvd	City License	Reseda	CA	91335	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0010-3	857 W. Rosecrans Ave	City License	Gardena	CA	90247	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0005-7	904 S. Gaffey St	City License	San Pedro	CA	90731	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0017-1	123 E Vernon Ave	City License	Los Angeles	CA	90011	USA	City of Los Angeles
Speedy Cash	LA Business Tax Certificate	Active	CA	898314-0015-4	11401 S Figueroa St	City License	Los Angeles	CA	90061	USA	City of Los Angeles
Galt Ventures, LLC	Lending Money	Active	CA	0002166199-0003-3	454 W Florence Ave	City License	Los Angeles	CA	90003	USA	City of Los Angeles
Speedy Cash	Lending Money	Active	CA	898314-0001-4	10404 Venice Blvd	City License	Culver City	CA	90232	USA	City of Los Angeles
Speedy Cash	Lending Money	Active	CA	898314-0017-1	123 E Vernon Ave	City License	Los Angeles	CA	90011	USA	City of Los Angeles
Speedy Cash	Lending Money	Active	CA	898314-0016-2	3555 W Slauson Ave	City License	Los Angeles	CA	90043	USA	City of Los Angeles
Speedy Cash	Lending Money	Active	CA	898314-0015-4	11401 S Figueroa St	City License	Los Angeles	CA	90061	USA	City of Los Angeles
Speedy Cash	Lending Money	Active	CA	00008983140002-2	1801 W 6th St	City License	Los Angeles	CA	90057	USA	City of Los Angeles
Speedy Cash	Lending Money	Active	CA	0000989314-0011-1	7855 Van Nuys Blvd	City License	Panorama City	CA	91402	USA	City of Los Angeles
Concord Finance, Inc	Loans Short Term License	Active	MO	31697	11221 E. 23rd St	City License	Independence	MO	64052	USA	City of Independence
Advance Group, Inc	Mail Box Center License	Active	NV	G55-00469	5067 E. Owens Ave	City License	Las Vegas	NV	89110	USA	City of Las Vegas
Advance Group, Inc	Mail Box Center License	Active	NV	G55-00468	1532 N. Jones Blvd	City License	Las Vegas	NV	89108	USA	City of Las Vegas
Advance Group, Inc	Mail Box Center License	Active	NV	G55-00474	7460 W. Cheyenne Ave #110	City License	Las Vegas	NV	89129	USA	City of Las Vegas
FMMR Investments, Inc	Mail Box Center License	Active	NV	G55-00471	4343 N. Rancho Dr # 150	City License	Las Vegas	NV	89130	USA	City of Las Vegas
Principal Investments, Inc	Mail Box Center License	Active	NV	G55-00472	2801 W. Washington Ave Suite 110	City License	Las Vegas	NV	89107	USA	City of Las Vegas
Principal Investments, Inc	Mail Box Center License	Active	NV	G55-00470	25 N. Lamb Blvd	City License	Las Vegas	NV	89110	USA	City of Las Vegas
SCIL Texas, LLC	Gold License	Active	TX	No Permit Required	1701 Babcock	City License	San Antonio	TX	78229	USA	City of San Antonio	No license required. Must report transactions on LeadsOnline.
Advance Group, Inc	Non-Depository License	Active	NV	N02-00026	7460 W. Cheyenne Ave #110	City License	Las Vegas	NV	89129	USA	City of Las Vegas
Advance Group, Inc	Non-Depository License	Active	NV	N02-00024	5067 E. Owens Ave	City License	Las Vegas	NV	89110	USA	City of Las Vegas
Advance Group, Inc	Non-Depository License	Active	NV	N02-00023	1532 N. Jones Blvd	City License	Las Vegas	NV	89108	USA	City of Las Vegas
FMMR Investments, Inc	Non-Depository License	Active	NV	N02-00025	4343 N. Rancho Dr # 150	City License	Las Vegas	NV	89130	USA	City of Las Vegas
Principal Investments, Inc	Non-Depository License	Active	NV	N02-00022	2801 W. Washington Ave Suite 110	City License	Las Vegas	NV	89107	USA	City of Las Vegas
Principal Investments, Inc	Non-Depository License	Active	NV	N02-00027	25 N. Lamb Blvd	City License	Las Vegas	NV	89110	USA	City of Las Vegas
Concord Finance, Inc	Occupational License Tax	Active	LA	915838	10828 Florida Blvd	City License	Baton Rouge	LA	70815	USA	City of Baton Rouge
Concord Finance, Inc	Occupational License Tax (City Business License)	Active	LA	00280187	9360 Mansfield Rd.	City License	Shreveport	LA	71118	USA	City of Shreveport
Cash Colorado, LLC	Occupational Privilege Tax	Active	CO	274445-030055	1895 S. Federal Blvd	City License	Denver	CO	80219	USA	City and County of Denver Dpt of Revenue
Cash Colorado, LLC	Occupational Privilege Tax	Active	CO	208263-030065	6501 E. Evans Ave	City License	Denver	CO	80224	USA	City and County of Denver Dpt of Revenue
Curo Management LLC	Occupational Privilege Tax	Active	CO	216428-030052	6501 E. Evans Ave	City License	Denver	CO	80224	USA	City and County of Denver Dpt of Revenue
Evergreen Financial Investments, Inc	Pay Day Lender License	Active	OR	10096	19026 E. Burnside St.	City License	Portland (Gresham)	OR	97233	USA	City of Portland
Evergreen Financial Investments, Inc	Pay Day Lender License	Active	OR	10114	3849 S.E. Powell Blvd	City License	Portland	OR	97202	USA	City of Portland
Evergreen Financial Investments, Inc	Pay Day Lender License	Active	OR	10095	12131 S.E. Powell Blvd	City License	Portland	OR	97266	USA	City of Portland
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	26759	4850 E. Harry St	City License	Wichita	KS	67218	USA	City of Wichita
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	PMDS 201500273	2027 SW Fairlawn	City License	Topeka	KS	66604	USA	City of Topeka
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	PMDS 201500272	1729 NW Topeka Blvd	City License	Topeka	KS	66608	USA	City of Topeka
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	26920	2201 Amidon Ave	City License	Wichita	KS	67204	USA	City of Wichita
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	26760	701 N. West St	City License	Wichita	KS	67203	USA	City of Wichita
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	035571	3133 E. Douglas Ave	City License	Wichita	KS	67211	USA	City of Wichita
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	26919	6300 E. 21st St N	City License	Wichita	KS	67208	USA	City of Wichita
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	167106	430 E. 30th Ave	City License	Hutchinson	KS	67502	USA	City of Hutchinson
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	4728	1220 W. Crawford St.	City License	Salina	KS	67401	USA	City of Salina
Galt Ventures, LLC	Precious Metal Dealer	Active	KS	26761	1050 W. Pawnee St	City License	Wichita	KS	67213	USA	City of Wichita
SC Aurum, LLC	Precious Metal Dealer	Active	KS	37662	3611 N Ridge Rd.	City License	Wichita	KS	67205	USA	City of Wichita
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	1378	1924 South Business 77	City License	Harlingen	TX	78550	USA	City of Harlingen
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254246	10884 West Bellfort St.	City License	Houston	TX	77099	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254241	7434 Airline Dr	City License	Houston	TX	77076	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254238	3802 S Gressner	City License	Houston	TX	77063	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	10421	1221 Main St	City License	Pasadena	TX	77506	USA	City of Pasedena
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254207	8569 Long Point	City License	Houston	TX	77055	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254234	13482 Northwest Hwy, Ste 100	City License	Houston	TX	77040	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254200	883 Federal Rd Ste A	City License	Houston	TX	77015	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254223	11830 Bellaire Blvd suite A 145	City License	Houston	TX	77072	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254228	8602 S Braeswood Blvd	City License	Houston	TX	77031	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254232	6902 Harrisburg Blvd	City License	Houston	TX	77011	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254219	5506-A Bellaire Blvd	City License	Houston	TX	77081	USA	City of Houston
SCIL Texas, LLC	Precious Metal Dealer	Active	TX	254196	1160 Edgebrook Dr	City License	Houston	TX	77034	USA	City of Houston
SCIL Texas, LLC	Gold License	Active	TX	No Permit Required	2102 Goliad Rd, Ste.1	City License	San Antonio	TX	78223	USA	City of San Antonio	No license required. Must report transactions on LeadsOnline.
SCIL Texas, LLC	Precious Metals & Jewelry Dealer License	Active	TX	260	1521 N 10th	City License	McAllen	TX	78041	USA	City of McAllen
SCIL Texas, LLC	Precious Metals Dealer (Included in City License)	Active	TX	Business license	695 S Sam Houston	City License	San Benito	TX	78586	USA	City of San Benito
SCIL Texas, LLC	Regulated Property Dealer	Active	TX	1143836	1441-45 E Kiest Blvd	City License	Dallas	TX	75216	USA	City of Dallas
SCIL Texas, LLC	Regulated Property Dealer	Active	TX	1143861	2601 Hampton Rd	City License	Dallas	TX	75224	USA	City of Dallas
SCIL Texas, LLC	Regulated Property Dealer	Active	TX	1155013	3706 W Northwest Hwy	City License	Dallas	TX	75220	USA	City of Dallas
SCIL Texas, LLC	Regulated Property Dealer	Active	TX	1157939	10201 Lake June Rd	City License	Dallas	TX	75217	USA	City of Dallas
Principal Investments, Inc	S26-Secondhand Dealer Class III	Active	NV	S26-00024	2801 W. Washington Ave Suite 110	City License	Las Vegas	NV	89107	USA	City of Las Vegas
Principal Investments, Inc	S26-Secondhand Dealer Class III	Active	NV	S26-00023	25 N. Lamb Blvd	City License	Las Vegas	NV	89110	USA	City of Las Vegas
Concord Finance, Inc	Sales and Use Tax Registration	Active	LA	00042642	9360 Mansfield Rd.	City License	Shreveport	LA	71118	USA	City of Shreveport
Cash Colorado, LLC	Second Hand Dealer License	Active	CO	1037982	1895 S. Federal Blvd	City License	Denver	CO	80219	USA	City and County of Denver Dpt of Revenue
Cash Colorado, LLC	Second Hand Dealer License	Active	CO	1037963	6501 E. Evans Ave	City License	Denver	CO	80224	USA	City and County of Denver Dpt of Revenue
Galt Ventures, LLC	Secondhand Antique Dealer	Active	AZ	10001408	4040 N. 40th St	City License	Phoenix	AZ	85018	USA	City of Phoenix
Galt Ventures, LLC	Secondhand Antique Dealer	Active	AZ	10006039	1841 W. Northern Ave	City License	Phoenix	AZ	85021	USA	City of Phoenix
Galt Ventures, LLC	Secondhand Antique Dealer	Active	AZ	10001450	3520 E. Bell Rd	City License	Phoenix	AZ	85032	USA	City of Phoenix
Galt Ventures, LLC	Secondhand Antique Dealer	Active	AZ	10001582	1551 E. Indian School Rd.	City License	Phoenix	AZ	85014	USA	City of Phoenix
Todd Financial, Inc	Secondhand Antique Dealer	Active	AZ	10006028	3501 W. Glendale Ave	City License	Phoenix	AZ	85051	USA	City of Phoenix
Todd Financial, Inc	Secondhand Antique Dealer	Active	AZ	10005987	5819 W. Camelback Rd	City License	Phoenix	AZ	85031	USA	City of Phoenix
Galt Ventures, LLC	Secondhand Dealer - Included in City License	Active	AZ	3006881	2351 N. Alvernon Way, #100	City License	Tucson	AZ	85712	USA	City of Tucson
Advance Group, Inc	Secondhand Dealer Class III	Active	NV	S26-00027	1532 N. Jones Blvd	City License	Las Vegas	NV	89108	USA	City of Las Vegas
Advance Group, Inc	Secondhand Dealer Class III	Active	NV	S26-00026	5067 E. Owens Ave	City License	Las Vegas	NV	89110	USA	City of Las Vegas
Advance Group, Inc	Secondhand Dealer Class III	Active	NV	S26-00025	7460 W. Cheyenne Ave #110	City License	Las Vegas	NV	89129	USA	City of Las Vegas
FMMR Investments, Inc	Secondhand Dealer Class IIISecondhand Dealer License	Active	NV	S26-00055	4343 N. Rancho Dr # 150	City License	Las Vegas	NV	89130	USA	City of Las Vegas
Advance Group, Inc	Secondhand Dealer License	Active	NV	92799	1360 W Cheyenne Ave, Suite101	City License	North Las Vegas	NV	89030	USA	City of North Las Vegas
Advance Group, Inc	Secondhand Dealer License	Active	NV	92796	2332 Civic Center Drive	City License	North Las Vegas	NV	89030	USA	City of North Las Vegas
SCIL Texas, LLC	Gold License	Active	TX	No Permit Required	2647 Culebra Rd	City License	San Antonio	TX	78228	USA	City of San Antonio	No license required. Must report transactions on LeadsOnline.
SCIL Texas, LLC	Gold License	Active	TX	No Permit Required	1502 Austin Highway, Suite 101	City License	San Antonio	TX	78218	USA	City of San Antonio	No license required. Must report transactions on LeadsOnline.
The Money Store, L.P.	Gold License	Active	TX	No Permit Required	1005 Pat Booker Road	City License	Universal City	TX	78148	USA	City of Universal City	No license required. Must report transactions on LeadsOnline.
SCIL Texas, LLC	Gold License	Active	TX	No Permit Required	4217 W. Waco Drive	City License	Waco	TX	76710	USA	City of Waco	No license required. Must report transactions on LeadsOnline.
Concord Finance, Inc	Secondhand Dealer License	Active	TN	No number issued	120 Gallatin Pike S.	City License	Madison	TN	37115	USA	City of Nashville	This is registered, however no permit issued.
SCIL Texas, LLC	City License	Active	TX	No Permit Required	4217 W. Waco Drive	City License	Waco	TX	76710	USA	City of Waco	No license required. Must report transactions on LeadsOnline.
Evergreen Financial Investments, Inc	Secondhand Dealer License	Active	WA	00966	7116 N.E. Fourth Plain Rd	City License	Vancouver	WA	98661	USA	City of Vancouver
Evergreen Financial Investments, Inc	Secondhand Dealer License	Active	WA	00965	10309 SE Mill Plain Blvd #A	City License	Vancouver	WA	98664	USA	City of Vancouver
Galt Ventures, LLC	Secondhand Dealer License	Active	AZ	00113469	1215 S. Country Club Dr	City License	Mesa	AZ	85210	USA	City of Mesa
Galt Ventures, LLC	Secondhand Dealer License	Active	AZ	00113471	1960 W. Baseline Rd	City License	Mesa	AZ	85202	USA	City of Mesa
Galt Ventures, LLC	Secondhand Dealer License	Active	AZ	00113470	1956 E. Southern Ave #101	City License	Mesa	AZ	85204	USA	City of Mesa
Galt Ventures, LLC	Secondhand Dealer License	Active	AZ	00113468	1242 W. Main St	City License	Mesa	AZ	85201	USA	City of Mesa
Evergreen Financial Investments, Inc	Secondhand Dealer Permit	Active	OR	1953576	12131 S.E. Powell Blvd	City License	Portland	OR	97266	USA	City of Portland
Evergreen Financial Investments, Inc	Secondhand Dealer Permit	Active	OR	2055185	3849 S.E. Powell Blvd	City License	Portland	OR	97202	USA	City of Portland
Evergreen Financial Investments, Inc	Secondhand Dealer Permit	Active	OR	17-00002933	19026 E. Burnside St.	City License	Portland (Gresham)	OR	97233	USA	City of Portland
SCIL Texas, LLC	Secondhand Dealer Permit	Active	TX	No license issued	4009 S Padre Island Drive	City License	Corpus Christi	TX	78411	USA	City of Corpus Cristi	This is registered, however no permit issued.
The Money Store, L.P.	Secondhand Dealer Permit	Active	TX	No license issued	4701 Ayers, Ste. 600-10	City License	Corpus Christi	TX	78415	USA	City of Corpus Cristi	This is registered, however no permit issued.
The Money Store, L.P.	Secondhand Dealer Permit	Active	TX	No license issued	3710 Leopard Street	City License	Corpus Christi	TX	78408	USA	City of Corpus Cristi	This is registered, however no permit issued.
The Money Store, L.P.	Secondhand Dealer Permit	Active	TX	No license issued	11217 Leopard Street	City License	Corpus Christi	TX	78410	USA	City of Corpus Cristi	This is registered, however no permit issued.
SCIL Texas, LLC	Secondhand Dealer, Class A	Active	TX	006967-34	800 E Seminary Dr	City License	Fort Worth	TX	76115	USA	City of Fort Worth
SCIL Texas, LLC	Secondhand Dealer, Class A	Active	TX	006936-34	2812 N Main St	City License	Fort Worth	TX	76106	USA	City of Fort Worth
Concord Finance, Inc	Short Term Loan Business	Active	MO	LIC-9-15-10048407	3947 Main St	City License	Kansas City	MO	64111	USA	Kansas (KS) City
Concord Finance, Inc	Short Term Loan Business	Active	MO	LIC-9-15-10047993	1331 E. 63rd St	City License	Kansas City	MO	64110	USA	Kansas (KS) City
Concord Finance, Inc	Short Term Loan Business	Active	MO	LIC-9-15-10047995	2600 Independence Blvd	City License	Kansas City	MO	64124	USA	Kansas (KS) City
SCIL Texas, LLC	Sign Permit	Active	TX	09037010	6902 Harrisburg Blvd	City License	Houston	TX	77011	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	11015199	7434 Airline Dr	City License	Houston	TX	77076	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	08028270	1160 Edgebrook Dr	City License	Houston	TX	77034	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	08028317	8602 S Braeswood Blvd	City License	Houston	TX	77031	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	07084075	5506-A Bellaire Blvd	City License	Houston	TX	77081	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	07084080	5506-A Bellaire Blvd	City License	Houston	TX	77081	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	08069732	6902 Harrisburg Blvd	City License	Houston	TX	77011	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	11336	1221 Main St	City License	Pasadena	TX	77506	USA	City of Pasedena
SCIL Texas, LLC	Sign Permit	Active	TX	09018846	8569 Long Point	City License	Houston	TX	77055	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	08028303	8602 S Braeswood Blvd	City License	Houston	TX	77031	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	08101649	13482 Northwest Hwy, Ste 100	City License	Houston	TX	77040	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	12069664	10884 West Bellfort St.	City License	Houston	TX	77099	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	10035178	3802 S Gressner	City License	Houston	TX	77063	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	09018810	8569 Long Point	City License	Houston	TX	77055	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	07106828	1160 Edgebrook Dr	City License	Houston	TX	77034	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	10109559	7434 Airline Dr	City License	Houston	TX	77076	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	09018852	8569 Long Point	City License	Houston	TX	77055	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	13026372	10884 West Bellfort St.	City License	Houston	TX	77099	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	10035191	3802 S Gressner	City License	Houston	TX	77063	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	10035186	3802 S Gressner	City License	Houston	TX	77063	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	10035189	3802 S Gressner	City License	Houston	TX	77063	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	07084049	5506-A Bellaire Blvd	City License	Houston	TX	77081	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	07106752	883 Federal Rd Ste A	City License	Houston	TX	77015	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	08028275	1160 Edgebrook Dr	City License	Houston	TX	77034	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	07106852	11830 Bellaire Blvd suite A 145	City License	Houston	TX	77072	USA	City of Houston
SCIL Texas, LLC	Sign Permit	Active	TX	08069706	6902 Harrisburg Blvd	City License	Houston	TX	77011	USA	City of Houston
Todd Car Title, Inc	Transaction Privilege and Use Tax Return	Active	AZ	0926801	7202 East McDowell Rd STE A	City License	Scottsdale	AZ	85257		City of Scottsdale
Todd Financial, Inc	Transaction Privilege and Use Tax Return	Active	AZ	0926802	7202 East McDowell Rd STE A	City License	Scottsdale	AZ	85257		City of Scottsdale
CDM Development, LLC	Transaction Privilege Tax	Active	AZ	00235400	1242 W. Main St	City License	Mesa	AZ	85201	USA	City of Mesa
Galt Ventures, LLC	Transaction Privilege Tax	Active	AZ	00235230	1960 W. Baseline Rd	City License	Mesa	AZ	85202	USA	City of Mesa
Galt Ventures, LLC	Transaction Privilege Tax	Active	AZ	00235233	1956 E. Southern Ave #101	City License	Mesa	AZ	85204	USA	City of Mesa
Galt Ventures, LLC	Transaction Privilege Tax	Active	AZ	00235227	1242 W. Main St	City License	Mesa	AZ	85201	USA	City of Mesa
Galt Ventures, LLC	Transaction Privilege Tax	Active	AZ	00235229	1215 S. Country Club Dr	City License	Mesa	AZ	85210	USA	City of Mesa
Advance Group, Inc	W006 Wire Service	Active	NV	89969	1360 W Cheyenne Ave, Suite101	City License	North Las Vegas	NV	89030	USA	City of North Las Vegas
Advance Group, Inc	W006 Wire Service	Active	NV	92798	2332 Civic Center Drive	City License	North Las Vegas	NV	89030	USA	City of North Las Vegas
Advance Group, Inc	Wire Transfer	Active	NV	W10-00220-L-104104	1532 N. Jones Blvd	City License	Las Vegas	NV	89108	USA	City of Las Vegas
Advance Group, Inc	Wire Transfer	Active	NV	W10-00147	7460 W. Cheyenne Ave #110	City License	Las Vegas	NV	89129	USA	City of Las Vegas
Advance Group, Inc	Wire Transfer	Active	NV	W10-00140	5067 E. Owens Ave	City License	Las Vegas	NV	89110	USA	City of Las Vegas
FMMR Investments, Inc	Wire Transfer	Active	NV	W10-00116	4343 N. Rancho Dr # 150	City License	Las Vegas	NV	89130	USA	City of Las Vegas
Principal Investments, Inc	Wire Transfer	Active	NV	W10-00215-L-118928	25 N. Lamb Blvd	City License	Las Vegas	NV	89110	USA	City of Las Vegas
Principal Investments, Inc	Wire Transfer	Active	NV	W10-00101	2801 W. Washington Ave Suite 110	City License	Las Vegas	NV	89107	USA	City of Las Vegas

Entity	Title	Status	State	Number 1	LAddress	Type	LCity	LState	LZip	Country	Contact	Notes
Advance Group, Inc	Wire Transfer	Active	NV	2000094-905	4921 W. Sahara	County License	Las Vegas	NV	89146	USA	Clark County
Advance Group, Inc	Check Cashing/Deferred Deposit	Active	NV	1000075-198	2710A S. Maryland Pkwy	County License	Las Vegas	NV	89109	USA	Clark County
Advance Group, Inc	Finance Company License	Active	NV	2000089-365	4921 W. Sahara	County License	Las Vegas	NV	89146	USA	Clark County
Advance Group, Inc	Real Property & Special Taxes	Active	NV	140-31-803-008	4921 W. Sahara	County License	Las Vegas	NV	89146	USA	Clark County
Advance Group, Inc	Check Cashing/Deferred Deposit	Active	NV	2000098-198	4921 W. Sahara	County License	Las Vegas	NV	89146	USA	Clark County
Advance Group, Inc	Finance Company License	Active	NV	2000097-365	2710A S. Maryland Pkwy	County License	Las Vegas	NV	89109	USA	Clark County
Advance Group, Inc	Wire Transfer	Active	NV	2000095-905	2710A S. Maryland Pkwy	County License	Las Vegas	NV	89109	USA	Clark County
Advance Group, Inc	Secondhand Dealer Class II	Active	NV	2000141-735	2710A S. Maryland Pkwy	County License	Las Vegas	NV	89109	USA	Clark County
Advance Group, Inc	Secondhand Dealer Class II	Active	NV	2000142-735	4921 W. Sahara	County License	Las Vegas	NV	89146	USA	Clark County
Cash Colorado, LLC	Sales Tax Registration	Active	AL	00042903	1501 Eastern Blvd	County License	Montgomery	AL	36117	USA	Montgomery County
Cash Colorado, LLC	Occupational License	Active	AL	0001174	1501 Eastern Blvd	County License	Montgomery	AL	36117	USA	Montgomery County
Cash Colorado, LLC	Tax License Application	Active	AL	139795-ST, ECU, EST, CU	321 Palisades Blvd	County License	Birmingham	AL	35209	USA	Jefferson County
Cash Colorado, LLC	Money Lender/Junk Dealer/Pawnbroker	Active	AL	2016-008065	6401 Airport Blvd, Suite B	County License	Mobile	AL	36608	USA	Mobile County
Cash Colorado, LLC	Junk Dealer License	Active	AL	0001174	1501 Eastern Blvd	County License	Montgomery	AL	36117	USA	Montgomery County
Cash Colorado, LLC	Junk Dealer License	Active	AL	16005678	321 Palisades Blvd	County License	Birmingham	AL	35209	USA	Jefferson County
Cash Colorado, LLC	Junk Dealer/ Money Lender License	Active	AL	0591	3410 Hwy 69 N	County License	Northport	AL	35473	USA	Tuscaloosa County
Cash Colorado, LLC	County Business License	Active	AL	16013848	321 Palisades Blvd	County License	Birmingham	AL	35209	USA	Jefferson County
Cash Colorado, LLC	Money Lender License	Active	AL	16005678	321 Palisades Blvd	County License	Birmingham	AL	35209	USA	Jefferson County
Cash Colorado, LLC	Occupational License (Junk Dealer, Pawn & Personal Loans)	Active	AL	0001171	932 Ann St.	County License	Montgomery	AL	36107	USA	Montgomery County
Cash Colorado, LLC	County License (Money Lend/Pawn/Junk)	Active	AL	4535	4298 University Dr NW	County License	Huntsville	AL	35816	USA	Madison County
Cash Colorado, LLC	Junk Dealer License	Active	AL	0590	3615 McFarland Blvd. East, Suite 109	County License	Tuscaloosa	AL	35405	USA	Tuscaloosa County
Cash Colorado, LLC	County Business License	Active	AL	0590	3615 McFarland Blvd. East, Suite 109	County License	Tuscaloosa	AL	35405	USA	Tuscaloosa County
Concord Finance, Inc	County Business License	Active	TN	073952	5900 Brainerd Rd.	County License	Chattanooga	TN	37411	USA	Hamilton County
Concord Finance, Inc	County Business License	Active	TN	0318406	4403 Chapman Highway	County License	Knoxville	TN	37920	USA	Knox County
Concord Finance, Inc	County Business License	Active	TN	175588	120 Gallatin Pike S.	County License	Madison	TN	37115	USA	Davidson County
Concord Finance, Inc	County Business License	Active	TN	175210	2401 Nolensville Pike	County License	Nashville	TN	37211	USA	Davidson County
Concord Finance, Inc	County Business License	Active	TN	176985	5701 Charlotte Pike	County License	Nashville	TN	37209	USA	Davidson County
Concord Finance, Inc	County Business License	Active	TN	178321	5002 Harding Place	County License	Nashville	TN	37211	USA	Davidson County
Concord Finance, Inc	County Business License	Active	TN	0318479	106 Knox Road	County License	Knoxville	TN	37918	USA	Knox County
Concord Finance, Inc	County Business License	Active	TN	0553880	1698 Memorial Blvd	County License	Murfreesboro	TN	37129	USA	Rutherford County
Concord Finance, Inc	Tangible Personal Property Tax	Active	TN	159003	120 Gallatin Pike S.	County License	Madison	TN	37115	USA	Davidson County
Concord Finance, Inc	County Business License	Active	TN	0201887	1655 Fort Campbell Blvd.	County License	Clarksville	TN	37042	USA	Montgomery County
Concord Finance, Inc	County Business License	Active	TN	0104376	808 25th St. NW	County License	Cleveland	TN	37311	USA	Bradley County
Concord Finance, Inc	County License (City license in same app)	Active	TN	185228	3100 Dickerson Pike	County License	Nashville	TN	37207	USA	City of Nashville
Concord Finance, Inc	Occupational License Tax	Active	LA	25360710	2785 Belle Chasse Highway	County License	Gretna	LA	70056	USA	Jefferson County
Evergreen Financial Investments, Inc	Alarm Permit	Active	OR	92908/92909	19026 E. Burnside St.	County License	Portland (Gresham)	OR	97233	USA	Multnomah County
FMMR Investments, Inc	Wire Transfer	Active	NV	2000036-905	4241 S. Nellis Blvd	County License	Las Vegas	NV	89117	USA	Clark County
FMMR Investments, Inc	Wire Transfer	Active	NV	2000035-905	4199 S. Ft. Apache Rd #D	County License	Las Vegas	NV	89147	USA	Clark County
FMMR Investments, Inc	Wire Transfer	Active	NV	2000030-905	7865 W. Sahara Ave, #102/103	County License	Las Vegas	NV	89117	USA	Clark County
FMMR Investments, Inc	Check Cashing/Deferred Deposit	Active	NV	2000132-198	4199 S. Ft. Apache Rd #D	County License	Las Vegas	NV	89147	USA	Clark County
FMMR Investments, Inc	Check Cashing/Deferred Deposit	Active	NV	2000131-198	4241 S. Nellis Blvd	County License	Las Vegas	NV	89117	USA	Clark County
FMMR Investments, Inc	Wire Transfer	Active	NV	2000038-905	5676 S. Eastern Ave	County License	Las Vegas	NV	89119	USA	Clark County
FMMR Investments, Inc	Finance Company License	Active	NV	2000125-365	5676 S. Eastern Ave	County License	Las Vegas	NV	89119	USA	Clark County
FMMR Investments, Inc	Check Cashing/Deferred Deposit	Active	NV	2000142-198	5676 S. Eastern Ave	County License	Las Vegas	NV	89119	USA	Clark County
FMMR Investments, Inc	Finance Company License	Active	NV	2000117-365	4199 S. Ft. Apache Rd #D	County License	Las Vegas	NV	89147	USA	Clark County
FMMR Investments, Inc	Finance Company License	Active	NV	2000123-365	7865 W. Sahara Ave, #102/103	County License	Las Vegas	NV	89117	USA	Clark County
FMMR Investments, Inc	Check Cashing/Deferred Deposit	Active	NV	2000123-198	7865 W. Sahara Ave, #102/103	County License	Las Vegas	NV	89117	USA	Clark County
FMMR Investments, Inc	Finance Company License	Active	NV	2000116-365	4241 S. Nellis Blvd	County License	Las Vegas	NV	89117	USA	Clark County
FMMR Investments, Inc	Secondhand Dealer Class II	Active	NV	2000143-735	4241 S. Nellis Blvd	County License	Las Vegas	NV	89117	USA	Clark County
FMMR Investments, Inc	Secondhand Dealer Class II	Active	NV	2000144-735	4199 S. Ft. Apache Rd #D	County License	Las Vegas	NV	89147	USA	Clark County
FMMR Investments, Inc	Secondhand Dealer Class II	Active	NV	2000145-735	7865 W. Sahara Ave, #102/103	County License	Las Vegas	NV	89117	USA	Clark County
FMMR Investments, Inc	Secondhand Dealer Class II	Active	NV	2000147-735	5676 S. Eastern Ave	County License	Las Vegas	NV	89119	USA	Clark County
Principal Investments, Inc	Finance Company License	Active	NV	2000021-365	3475 E. Flamingo Rd. # 300	County License	Las Vegas	NV	89121	USA	Clark County
Principal Investments, Inc	Check Cashing/Deferred Deposit	Active	NV	2000030-198	3475 E. Flamingo Rd. # 300	County License	Las Vegas	NV	89121	USA	Clark County
Principal Investments, Inc	Check Cashing/Deferred Deposit	Active	NV	2000087-198	6115 W. Flamingo Rd	County License	Las Vegas	NV	89103	USA	Clark County
Principal Investments, Inc	Finance Company License	Active	NV	2000083-365	6115 W. Flamingo Rd	County License	Las Vegas	NV	89103	USA	Clark County
Principal Investments, Inc	Wire Transfer	Active	NV	2000096-905	3475 E. Flamingo Rd. # 300	County License	Las Vegas	NV	89121	USA	Clark County
Principal Investments, Inc	Wire Transfer	Active	NV	2000097-905	6115 W. Flamingo Rd	County License	Las Vegas	NV	89103	USA	Clark County
Principal Investments, Inc	Secondhand Dealer Class II	Active	NV	2000140-735	3475 E. Flamingo Rd. # 300	County License	Las Vegas	NV	89121	USA	Clark County
Principal Investments, Inc	Secondhand Dealer Class II	Active	NV	2000138-735	6115 W. Flamingo Rd	County License	Las Vegas	NV	89103	USA	Clark County

SCHEDULE XIII

CERTAIN FINANCIAL STATEMENTS

Annual: December 31, 2015

Third quarter 2016: September 30, 2016

SCHEDULE XIV

[RESERVED]

SCHEDULE XV

CASH MANAGEMENT SYSTEM

Loan Party	Bank	Account Number	Account purpose
Attain Finance LLC	Axiom Bank	[****]	Load Fund-Attain
Attain Finance LLC	Axiom Bank	[****]	ACH Fund-Attain
Attain Finance LLC	Axiom Bank	[****]	Pool Fund-Attain
Attain Finance LLC	Axiom Bank	[****]	Revenue-Attain
Attain Finance LLC	Axiom Bank	[****]	Reserve-Attain
Attain Finance LLC	Axiom Bank	[****]	Bill Pay-Attain
Attain Finance LLC	Axiom Bank	[****]	Chargeback-Attain
Attain Finance LLC	Axiom Bank	[****]	Visa Settlement-Attain
Attain Finance LLC	Axiom Bank	[****]	MC Settlement-Attain
Attain Finance LLC	Axiom Bank	[****]	Overdraft-Attain
Attain Finance LLC	Metropolitan Commercial Bank	[****]	Cardholder Pooled Funds - Attain
Attain Finance LLC	Metropolitan Commercial Bank	[****]	Reserve - Attain
Attain Finance LLC	Metropolitan Commercial Bank	[****]	Settlement - Attain
Attain Finance LLC	Metropolitan Commercial Bank	[****]	Operating - Attain
Attain Finance LLC	Metropolitan Commercial Bank	[****]	Adjustments - Attain
Attain Finance LLC	Metropolitan Commercial Bank	[****]	Revenue - Attain
CFTC Finance, Inc.	Wells Fargo	[****]	CFTC Finance Inc
Concord Finance, Inc.	Wells Fargo	[****]	Concord Concentration
Curo Group Holdings Corp	Wells Fargo	[****]	Curo Group Holdings
Curo Intermediate Holdings Corp.	Wells Fargo	[****]	Curo Intermediate Holdings
Curo Management, LLC	Wells Fargo	[****]	Curo Payroll
Curo Management, LLC	Wells Fargo	[****]	Curo Concentration
Curo Management, LLC	Wells Fargo	[****]	Curo Payables
Curo Management, LLC	Wells Fargo	[****]	Curo HCA
Curo Management, LLC	Wells Fargo	[****]	Bill Pay Account
Curo Management, LLC	Wells Fargo	[****]	Money Order Account
Curo Management, LLC	Wells Fargo	[****]	MoneyGram Account
Curo Management, LLC	Wells Fargo	[****]	Credit Card Account
Curo Management, LLC	Wells Fargo	[****]	Miscellaneous Account
Curo Management, LLC	Wells Fargo	[****]	ACH Account
Curo Management, LLC	Wells Fargo	[****]	Store Depository Account
SC Aurum, LLC	Wells Fargo	[****]	SC Aurum
SCIL Texas, LLC	Wells Fargo	[****]	SCIL TX Concentration
SCIL, Inc	Wells Fargo	[****]	SCIL Concentration
Speedy Cash, Inc.	Wells Fargo	[****]	Speedy Cash Illinois -
Operating Acct
The Money Store, LP	Wells Fargo	[****]	Speedy Cash Inc -
Auction Proceeds

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A-1

                     ,

FORM OF NOTICE OF BORROWING

Victory Park Management, LLC, as Administrative Agent

        (the “Administrative Agent”) for the Lenders

party to the Credit Agreement referred to below

227 W. Monroe Street, Suite 3900

Chicago, Illinois 60606

Telephone:	(312) 705-2786
Facsimile:	(312) 701-0794
Attention:	Scott R. Zemnick, General Counsel

E-mail:szemnick@vpcadvisors.com

Ladies and Gentlemen:

The undersigned, Curo Intermediate Holdings Corp. (the “Borrower”), refers to the Credit Agreement, dated as of November 17, 2016 (as amended, restated, modified and/or supplemented from time to time, the “ Credit Agreement”, the capitalized terms defined therein being used herein as therein defined), among Speedy Cash Holdings Corp., the Borrower, the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”), and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.03(a) of the Credit Agreement:

(i)	The Business Day of the Proposed Borrowing is , .[1]

(ii)	The aggregate principal amount of the Proposed Borrowing is $ .

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(A)    the representations and warranties contained in the Credit Agreement and in the other Credit Documents are and will be true and correct in all material respects (or all respects to the extent that such representations and warranties are qualified by materiality or Material Adverse Effect), before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (or all respects, as the case may be) as of such earlier date; and

[1]	Shall be a Business Day at least fifteen (15) days after the date hereof, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. (New York time) on such day.

(B)    no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

Very truly yours,
CURO INTERMEDIATE HOLDINGS CORP.

By:
Name:
Title:

EXHIBIT A-2

[Reserved].

3

EXHIBIT B-1
FORM OF NOTE
$__________________	New York, New York
________ __, _____

FOR VALUE RECEIVED, CURO INTERMEDIATE HOLDINGS CORP., a Delaware corporation (the “Borrower”), hereby promises to pay to [Lender Name] or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the Payment Office (as defined in the Agreement referred to below) initially located at 227 W. Monroe Street, Suite 3900, Chicago, Illinois 60606 on the Maturity Date (as defined in the Agreement) the principal sum of                          DOLLARS ($                    ) or, if less, the unpaid principal amount of all Loans (as defined in the Agreement)

made by the Lender pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

The Borrower also promises to pay interest on the unpaid principal amount of each Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Agreement.

This Note is one of the Notes referred to in the Credit Agreement, dated as of November 17, 2016, among Curo Financial Technologies Corp., as “Holdings”), the Borrower, the lenders from time to time party thereto (including the Lender), and Victory Park Management, LLC, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the “Agreement”) and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

4

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

CURO INTERMEDIATE HOLDINGS CORP.

By:
Name:
Title:

5

EXHIBIT B-2

[Reserved].

6

EXHIBIT C

CREDIT POLICY

(on file electronically with the Administrative Agent)

7

EXHIBIT D

FORM OF SECTION 5.04(b)(ii)

CERTIFICATE

(not included in signed agreement)

EXHIBIT E-1

FORM OF OPINION OF WILLKIE FARR & GALLAGHER LLP, COUNSEL TO THE

CREDIT PARTIES

See attached.

8

787 Seventh, Avenue New York, NY 10019-6099 Tel: 212 728 8000 Fax: 212 728 8111

November 17, 2016

Victory Park Management, as Agent

227 W. Monroe Street, Suite

Chicago, Illinois 60606

The Lenders (as defined below) signatory to the Credit Agreement on the date hereof

Re:        Curo Intermediate-Credit Agreement

Ladies and Gentlemen:

We have acted as special New York counsel to Curo Financial Technologies Corp., a Delaware corporation (“Holdings”), Curo Intermediate Holdings Corp., a Delaware corporation (the “Borrower” and together with Holdings, the “Delaware Loan Parties” and each a “Delaware Loan Party”), the entities listed on Schedule I hereto (the “Non-Delaware Loan Parties” and, together with the Delaware Loan Parties, the “Loan Parties”)), in connection with that certain Short-Term Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among Holdings, the Borrower, the other Loan Parties party thereto, as guarantors, the lenders from time to time party thereto (the “Lenders”) and Victory Park Management, LLC, as administrative agent (in such capacity, the “Agent”). This opinion is being delivered to you pursuant to Section 6.03 of the Credit Agreement.

Capitalized terms not otherwise defined in this opinion are used as defined in the Credit Agreement. As used herein, the term “NYUCC” refers to the Uniform Commercial Code as in effect in the State of New York on the date hereof.

In connection with this opinion, we have examined (and only examined) copies of:

I.	the Credit Agreement,

2.	the Guaranty, dated as of the date hereof,

3.	the Security Agreement, dated as of the date hereof,

4.	the Pledge Agreement, dated as of the date hereof,

NEW YORK WASHINGTON HOUSTON PARIS LONDON FRANKFURT BRUSSELS MILAN ROME

in alliance with Dickson Minto W.S., London and Edinburgh

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November 17, 2016

5.	the Trademark Security Agreement, dated as of the date hereof, made by Borrower, The Money Store, L.P., a Texas limited partnership, Attain Finance, LLC, a Nevada limited liability company, and Curo Management LLC, a Nevada limited liability company, in favor of the Agent for the benefit of the Secured Parties (the “Trademark Security Agreement”),

6.	the Deposit Account Control Agreement, dated as of the date hereof, by and among the Borrower, the Agent and Wells Fargo Bank, National Association (the “Account Control Agreement”),

7.	the Servicing Agreement, dated as of the date hereof, by and among the Borrower, and Curo Management LLC (the “Servicing Agreement”),

8.	the Notes, dated as of the date hereof, executed by the Borrower and payable to the order of the Agent,

9.	the certificate of incorporation of each Delaware Loan Party, each certified as being in effect on the date hereof by its officers and certified by the Secretary of State of the State of Delaware on November 8, 2016 (the “Charters”),

10.	the bylaws of each Delaware Loan Party, each certified as being in effect on the date hereof by its officers,

11.	written consents of the board of directors of each Delaware Loan Party with respect to the Loan Documents (as defined below) (the “Resolutions”),

12.	certificates of the Secretary of State of the State of Delaware as of a recent date as to the existence and good standing of the Delaware Loan Parties (the “Good Standing Certificates”),

13.	certificates of the duly authorized officers of the Loan Parties certifying as to certain matters related to the Investment Company Act of 1940, as amended (the “1940 Act”), and

14.	copies of UCC-1 financing statements attached hereto as Exhibit A, each naming the Agent as secured party and a Delaware Loan Party as debtor, to be filed with the Secretary of State of the State of Delaware (the “Financing Statements”).

The documents referred to in the foregoing clauses (1) through (8) above are hereinafter collectively referred to as the “Loan Documents” and the documents referred to in the foregoing clauses (3) through (5) above are hereinafter collectively referred to as the “Security Documents”.

In our examination, we have assumed, with your consent and without any investigation:

(i)    the genuineness of all signatures of all parties;

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November 17, 2016

(ii)	the authenticity of all company records, agreements (including, without limitation, the Loan Documents), documents, instruments and certificates submitted to us as originals, the conformity to original documents and agreements of all documents and agreements submitted to us as conformed, certified or photostatic copies thereof and the authenticity of the originals of such conformed, certified or photostatic copies;

(iii)	that the Agent, the Lenders and all other parties to the Loan Documents (other than the Delaware Loan Parties) have the requisite power and authority to enter into the Loan Documents to which they are a party and to consummate the transactions contemplated thereby;

(iv)	the legal right and power of all parties (other than the Delaware Loan Parties as to Applicable Laws (as defined below)) under all applicable laws and regulations to enter into, execute and deliver the Loan Documents and all agreements and documents relating to the Loan Documents to which they are a party and to consummate the transactions contemplated thereby;

(v)	the due authorization of the Loan Documents and the transactions contemplated thereby by all parties thereto (other than the Delaware Loan Parties) and the due execution and delivery of the Loan Documents by all parties thereto (other than the Delaware Loan Parties);

(vi)	the absence or satisfaction of any requirement of consent, approval or authorization by any Person or by any Governmental Authority (other than, as to any Governmental Approval, the Loan Parties) or, if required, such consent, approval or authorization has been obtained with respect to all parties to the Loan Documents;

(vii)	that the Loan Documents are legal, valid and binding obligations of the parties thereto (other than the Loan Parties), enforceable against such Persons (other than, subject to the assumptions, limitations and qualifications contained herein, the Loan Parties) in accordance with their respective terms, except to the extent limited by the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally;

(viii)	that the execution, delivery, performance and consummation of the transactions contemplated by the Loan Documents will not violate, conflict with or cause or result in a default under (A) any party’s (other than the Delaware Loan Parties’) organizational or formation documents, operating agreement or similar governing documents, (B) any agreement, indenture, lease, instrument or other undertaking to which any party is a party or which is binding upon any party’s property or assets or (C) any law, treaty, rule or regulation (other than the Applicable Laws as to the Loan Parties) or determination of an arbitrator, court or other Governmental Authority, in each case applicable to or binding upon any party or its property;

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November 17, 2016

(ix)	that the proceeds of the Loans to be made on the date hereof have been disbursed in accordance with the Credit Agreement and that each of the Loan Parties has received (directly or indirectly) the agreed to and stated consideration for the incurrence of the obligations applicable to it under the terms of the Loan Documents and has received “value” (as such term is used in the NYUCC);

(x)	the accuracy and completeness of all statements and documents reviewed by us, and the accuracy and completeness of all representations, warranties, schedules and exhibits contained in the Loan Documents and any other document or certificates in connection therewith, with respect to the factual matters set forth therein, and that there are no other agreements, side letters or understandings with respect to the subject matter of the Loan Documents that would affect the opinions stated herein; and

(xi)	each of the Loan Parties has, or with respect to after-acquired prope1iy will have, rights in the Collateral or the power to transfer rights in the Collateral, and we express no opinion as to the nature or extent of any Loan Pa1iy’s rights in any of the Collateral and we note that with respect to any after-acquired property, the security interest will not attach until the applicable Loan Party, as applicable, acquires such rights or power.

As to questions of fact material to such opm1ons, we have relied solely and without investigation upon representations of the Loan Parties and their respective officers made in or pursuant to the Loan Documents or in certificates provided to us and of public officials.

As used herein, the term “Applicable Laws” means (a) the federal laws of the United States of America (the “Federal Laws”) and the laws of the State of New York in effect on the date hereof, in each case, that New York counsel exercising customary due diligence would reasonably recognize as being applicable to companies in the transactions contemplated by the Loan Documents and (b) based solely upon our review of recent compilations of statutes (and not any rules or regulations thereunder or judicial interpretations thereof) of the State of Delaware, the General Corporation Law of the State of Delaware, as in effect on the date hereof, and, solely for the purposes of our opinion in paragraph 7 below, and only to the extent provided for therein, the Delaware Uniform Commercial Code (the “DUCC”). The term “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to the Applicable Laws.

The opinions expressed herein are based on and limited to the Applicable Laws and we express no opinion as to any other Jaws and we expressly note that we are not admitted or licensed to practice in the State of Delaware.

Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions set forth below, we are of the opinion that:

Victory Park Management, LLC

November 17, 2016

1.	Each of the Delaware Loan Parties is a corporation validly existing and in good standing under the laws of the State of Delaware, based solely on our review of the Charters and the Good Standing Cetiificates.

2.	Each of the Delaware Loan Parties has the requisite corporate power and authority to execute and deliver each Loan Document to which it is a party, to perform its respective obligations under each such Loan Document and to grant the security interests under the Security Documents. The execution and delivery by each of the Delaware Loan Parties of the Loan Documents to which it is a party, the performance by each of the Delaware Loan Parties of its respective obligations under each such Loan Document and the grant of the security interests under the Security Documents have been duly authorized by all necessary corporate action of such Person.

3.	Each of the Loan Documents to which a Delaware Loan Party is a party has been duly executed and delivered on behalf of such Person. Each of the Loan Documents to which any Loan Party is a party constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

4.	The execution, delivery and performance by each Loan Party of the Loan Documents to which such Person is a party and the grant of the security interests under the Security Documents do not and will not (i) in the case of each of Delaware Loan Party, violate its respective Charter or bylaws or (ii) violate any provision of the Applicable Laws binding on such Loan Party.

5.	The execution, delivery and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the grant of the security interests under the Security Documents do not and will not require any Governmental Approval, except (i) filings necessary to perfect, or to continue the perfection of, security interests in the Collateral, (ii) routine corporate filings required to be made after the date hereof to maintain good standing and to maintain or renew licenses and permits required for the Loan Parties to operate the respective businesses in the ordinary course of business, (iii) with respect to securities constituting Collateral, any action required in respect of a disposition of such securities pursuant to the Security Documents by Jaws affecting the offering and sale of securities generally and (iv) Governmental Approvals for Collateral as to which perfection is not governed by Article 8 or Article 9 of the Uniform Commercial Code.

6.	The Security Documents create the security interests such agreements respectively purport to create in favor of the Agent for the benefit of the Secured Parties in those items and types of Collateral specified therein in which a security interest may be created under Article 9 of the NYUCC (the “Article Collateral”).

7.

Based solely upon a review of the DUCC (and not any regulations or rules thereunder or judicial interpretations thereof and without any investigation or review of any other statutory provisions, regulations or rules or judicial decisions that may affect UCC financing statements or the perfection of a security interest in the State of Delaware)

Victory Park Management, LLC

November 17, 2016

contained in a recent compilation of the CCH Secured Transactions Reports, each Financing Statement is in proper form for filing under the DUCC and, to the extent that (i)    the DUCC governs the perfection of a security interest in the Article 9 Collateral granted by each Delaware Loan Party, as applicable, under the Security Documents, as to which we express no opinion, and (ii) a security interest in the Article 9 Collateral granted by each Delaware Loan Party, as applicable, can be perfected by filing a financing statement in the Office of the Secretary of State of the State of Delaware, the filing of each Financing Statement is duly filed with the Office of the Secretary of State of the State of Delaware, will result in the perfection of a security interest in favor of the Agent for the benefit of the Secured Parties in such portion of the Article 9 Collateral owned by each Delaware Loan Party or in which such Delaware Loan Party has rights, as applicable, that can be perfected by such a filing.

8.	The security interests created in favor of the Agent in the Capital Stock listed on Schedule I hereto (the “Capital Stock”), will be perfected by the Agent taking possession in the State of New York of the certificates evidencing such Capital Stock, together with assignments executed in blank and, if the Agent obtains such perfected security interest without “notice of an adverse claim” (as defined in Section 8-105 of the NYUCC), the Agent will obtain such security interest free of any such “adverse claim” (as defined in Section 8-102 of the NYUCC).

9.	None of the Loan Parties is, or immediately after the funding of the Loans on the date hereof will be, required to register as an “investment company” within the meaning of the 1940 Act.
10.	The making of the Loans to be made on the date hereof under the Credit Agreement and the application of the proceeds thereof as provided in the Credit Agreement do not violate Regulations T, U or X of the Board of Governors of the Federal Reserve Board.

The foregoing opinions are subject to the following assumptions, qualifications and exceptions:

(1)	We wish to point out that Sections 9-301 through 9-307 of the NYUCC (and similar provisions of the DUCC) provide certain rules for the perfection of security interests in multiple state transactions. Such rules provide that the law of jurisdictions other than those covered in the opinions expressed herein may govern the perfection of the security interests created by the Loan Documents and the effect of perfection or non-perfection.

(2)	We note that the validity, perfection and enforceability of a security interest in after acquired property, money, or ce1iain securities or instruments are subject to limitations under the Bankruptcy Code (including Section 552), and we express no opinion with respect thereto. We also note that the security interest in the proceeds of any Collateral may be subject to Section 9-315 of the NYUCC. In addition, no opinion is expressed with respect to (i) the validity or enforceability of any provision of the Loan Documents purporting to give a security interest in a claim or right with respect to any insurance policy, other than “health-care-insurance receivables” (as defined in the NYUCC), (ii) the

Victory Park Management, LLC

November 17, 2016

validity or enforceability of those provisions of the Loan Documents relating to the creation or existence of security interests in tort claims (other than commercial tort claims which are specifically identified in the Security Agreement) or (iii) except as expressly set forth in opinion paragraph 8 above, the perfection of any security interests or other interests in, or rights with respect to, property or other collateral that may not be perfected by the filing of a Uniform Commercial Code financing statement in the State of Delaware.

(3)	We call to your attention that in many cases where the NYUCC renders anti-assignment provisions contained in agreements, instruments or other documentation creating or evidencing collateral ineffective for the purposes of the creation, attachment or perfection of a security interest, the security interest is not enforceable against the account debtor or other Person obligated under such agreement, instrument or other documentation without such Person’s consent.

(4)	No opinion is given as to what law governs perfection or, except as set forth in the opinion in paragraph 8 above, the priority of the security interests granted in the Collateral covered by this letter or as to the effectiveness of any security interest or pledge of a contract or other asset which contains a prohibition of such pledge of a security interest except to the extent such prohibition is expressly overridden pursuant to NYUCC.

(5)	The opinions set forth above are subject to (i) provisions of Section 9-615 of the NYUCC which limit the ability of a secured party to collect a deficiency from a “debtor” or “obligor” (including guarantors) in the event a sale of collateral is not conducted in a commercially reasonable manner or in the event of certain dispositions to the secured party or a Person related to a secured party, (ii) provisions of Section 9-602 of the NYUCC which limits any provision in any Loan Document which purports to define whether any disposition constitutes a commercially reasonable disposition and (iii) provisions of Section 9-602 of the NYUCC which limits any provision in any Loan Document which purports to waive certain rights of any Borrower or any other obligor or duties of any secured party. We note that sales by the Agent, any Lender or any other secured party under the Loan Documents of Collateral constituting securities under applicable Federal or state securities laws require compliance with such laws or an exemption therefrom.

(6)	For purposes of Section 9-503(a)(l) of the DUCC, we assume that the Charter of each Delaware Loan Party constitutes the public organic record of such debtor’s jurisdiction which purports to state, amend, restate or correct such debtor’s name and which indicates the correct name of such debtor; in addition, we assume that each Financing Statement correctly sets fort the mailing address of the secured party and the applicable debtor and the name of the secured party.

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(7)	The opinions expressed above are qualified (i) by the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) insofar as the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any enforcement thereof may be brought and (iii) insofar as enforcement proceedings may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness and an implied covenant of good faith and fair dealing. Such principles of equity are of general application, and in applying such principles, a court, among other things, might not allow a creditor to accelerate the maturity of a debt, to realize upon any security for the payment of such debt upon the occurrence of a default deemed immaterial, or to exercise any right of set-off with respect to debt which is neither matured nor accelerated, or might decline to order the Loan Parties to specifically perform covenants. Insofar as provisions provide for indemnification, the enforcement thereof may be limited by public policy considerations or other applicable law. Such opinions are further subject to the qualification that certain remedial provisions of the Loan Documents are or may be unenforceable in whole or in part under the Jaws of the State of New York, but the inclusion of such provisions does not affect the validity of any Loan Document in which any such provision is included, and such Loan Document contain adequate provisions for enforcing payment of the obligations thereunder and for the practical realization of the rights and benefits afforded thereby.

(8)	We express no opinion as to the effect of the law of any jurisdiction other than the State of New York that limits the rates of interest legally chargeable or collectible in which any Lender or the Agent (or assignee of or participant in any of the rights and/or obligations of any Lender or the Agent under the Loan Documents) may be located and in which enforcement of the Loan Documents may be sought.

(9)	We express no opinion as to (i) whether any Person has title to any Collateral or, except as set forth in opinion paragraphs 7 and 8 above, whether any security interest therein is perfected, (ii) except as set forth in Opinion paragraph 8 above, the priority of any security interest, (iii) any provisions of the Loan Documents insofar as they relate to (a) the subject matter jurisdiction of the federal courts to adjudicate any controversy relating to the Loan Documents, (b) the waiver of defenses and the waiver of inconvenient forum and the advance waiver of claims, defense and rights granted under applicable law, (c) the waiver to the right to a jury trial or of notice, opportunity for a hearing, evidentiary requests, statutes of limitation or other procedural rights, (d) the waiver of objection of venue set forth in the Loan Documents with respect to proceedings in federal courts, (e) the establishment of a contractual rate of interest after judgment, (f) adjustments of payments among Lenders or rights of set-off, recoupments or counterclaims, (g) obligations to make any agreement in the future, (h) severability, (i) determinations whether any particular sale of Collateral is commercially reasonable, U) any provisions for liquidated damages, (k) provisions for default interest, late charges or other economic remedies to the extent such provisions are deemed to constitute a penalty, (I) in any event and without limiting the other laws excluded above from the coverage of this opinion,

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securities laws (except as set forth in opinion paragraph 10 above), commodities laws, blue sky laws, broker dealer regulations, the Investment Company Act (except as set fm1h in opinion paragraph 9 above), zoning laws, tax laws, antitrust or trade regulation laws, energy, utilities, national security, anti-terrorism, anti-money laundering, municipal, antifraud laws, the Dodd Frank Act, the Commodities Exchange Act, the small business investment company act and the insurance law and regulation of New York or any other state, (m) exclusivity, election or accumulation of rights or remedies, (n) any provisions purporting to obligate any Loan Party to cause any Person (other than a Subsidiary of any Loan Party) to take or omit to take any action and grants of powers of attorney or proxies to the Agent or any Lender, (o) limitations on the effectiveness of oral amendments, modifications, consents and waivers, (p) except to the limited extent set fot1h in opinion paragraph 6, the creation, continuation or renewal of any security interest or other lien, (q) exculpation or exoneration clauses, indemnity clauses and clauses relating to releases or waivers of unmatured claims or rights or (r) provisions evidencing liabilities or other obligations inherently vague, indeterminate or indefinite, or (iii) the effect of any federal or state fraudulent conveyance or transfer law, including Section 548 of the Bankruptcy Code, as amended, on the opinions set forth above.

(10)	No opinion is given as to any Article 9 Collateral constituting as-extracted collateral located in the State of Delaware, timber to be cut located in the State of Delaware, fixtures located in the State of Delaware or goods that are or are to become fixtures located in the State of Delaware.

(11)	No opinion is given as to any obligation of any Loan Party in respect of any swap or security based swap constituting an Obligation if such Loan Pm1y is not an eligible contract participant as defined in the Dodd Frank Act.

(12)	We note that subsequent filings or recordings under the DUCC, as applicable, may be necessary to preserve and maintain the perfection of the security interest referred to in opinion paragraph 7 above, including without limitation filings required by Sections 9-301, 9-315(d), 9-316,9-507,9-508 and 9-515 of the DUCC.

(13)	For purposes of our opinion set f011h in opinion paragraph 8 above, we have assumed, without independent investigation, that each applicable pledged Capital Stock is a “cet1ificated security” in “registered form” within the meaning of Section 8-102 of the NYUCC and is registered on the books of the issuer in the name of the applicable Loan Party.

This opinion letter is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated. This opinion letter may not be quoted, distributed or disclosed, without our prior written consent, except (a) to your counsel, your auditors and bank examiners, (b) to any state or Federal governmental or other regulatory authority, (c) pursuant to legal process of any court or governmental or regulatory authority or (d) to actual or prospective successors, participants and assignees, in each case in accordance with the Credit Agreement and subject to the express terms of the last two paragraphs of this opinion.

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November 17, 2016

This opinion letter speaks only as of the date hereof and is limited to present law, statutes, regulations and administrative and judicial interpretations. We undertake no responsibility or obligation to update or supplement this opinion letter after the date hereof, including without limitation with respect to any action which may be required in the future to create a valid lien on after-acquired property or to perfect or continue the perfection of any security interest, including after a change in the name, identity, corporate structure or location of any Loan Party, and including whether or not changes in facts or laws come to our attention after the date hereof. Further, we accept and undertake no responsibility or obligation to you, any Loan Party or any affiliates of either thereof for the filing of any financing statements or any such continuation statements or any amendments with respect to any of the financing statements referred to herein, or as to the filing of any other documents, to perfect or maintain the perfection of any security interest.

No person or entity may rely or claim reliance upon this opinion letter other than you and your permitted actual successors and assigns in accordance with the Credit Agreement, provided that in any event any reliance by a permitted successor or assign must be as of the stated date of this opinion and must also be actual and reasonable under the circumstances existing at the time of the succession or assignment, including with respect to any changes in laws or facts or other developments known or reasonably knowable by such successor or assignee at such time, and in no event shall any permitted successor or assign have any greater rights with respect hereto than the original addressees hereof on the date hereof.

Very truly yours,

/s/ Willkie Farr & Gallagher LLP

18649769

EXHIBIT A

FINANCING STATEMENTS

See Attached.

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1. DEBTOR’S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here [GRAPHIC APPEARS HERE] and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 1a. ORGANIZATION’S NAME OR CURO Financial Tecgnologies Corp. 1b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 3527 North Ridge Road Wichita KS 67205 USA 2. DEBTOR’S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here [GRAPHIC APPEARS HERE] and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2a. ORGANIZATION’S NAME OR 2b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 3. SECURED PARTY’S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 3a. ORGANIZATION’S NAME OR Victory Park Management, LLC 3b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 227 W. Monroe Street, Suite 3900 Chicago IL 60606 USA 4. COLLATERAL: This financing statement covers the following collateral: All assets of Debtor whether now existing or hereafter from time to time acquired and any proceeds thereof. 5. Check only if applicable and check only one box: Collateral is held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative 6a. Check only if applicable and check only one box: 6b. Check only if applicable and check only one box: Public-Finance Transaction Manufactured-Home Transaction A Debtor is a Transmitting Utility Agricultural Lien Non-UCC Filing 7. ALTERNATIVE DESIGNATION (if applicable): Lessee/Lessor Consignee/Consignor Seller/Buyer Bailee/Bailor Licensee/Licensor 8. OPTIONAL FILER REFERENCE DATA: W.D. 102588/00010File with the Delaware Secretary of State FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1. DEBTOR’S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here [GRAPHIC APPEARS HERE] and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 1a. ORGANIZATION’S NAME OR CURO Intermediate Holdings Corp. 1b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 1c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 3527 North Ridge Road Wichita KS 67205 USA 2. DEBTOR’S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here [GRAPHIC APPEARS HERE] and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2a. ORGANIZATION’S NAME OR 2b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 3. SECURED PARTY’S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 3a. ORGANIZATION’S NAME OR Victory Park Management, LLC 3b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 3c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 227 W. Monroe Street, Suite 3900 Chicago IL 60606 USA 4. COLLATERAL: This financing statement covers the following collateral: All assets of Debtor whether now existing or hereafter from time to time acquired and any proceeds thereof. 5. Check only if applicable and check only one box: Collateral is held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative 6a. Check only if applicable and check only one box: 6b. Check only if applicable and check only one box: Public-Finance Transaction Manufactured-Home Transaction A Debtor is a Transmitting Utility Agricultural Lien Non-UCC Filing 7. ALTERNATIVE DESIGNATION (if applicable): Lessee/Lessor Consignee/Consignor Seller/Buyer Bailee/Bailor Licensee/Licensor 8. OPTIONAL FILER REFERENCE DATA: W.D. 102588/00010File with the Delaware Secretary of State FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

SCHEDULE I

NON-DELAWARE LOAN PARTIES

1.	A Speedy Cash Car Title Loans, LLC

2.	Advance Group, Inc.

3.	Attain Finance, LLC

4.	Cash Colorado, LLC

5.	Concord Finance, Inc.

6.	Evergreen Financial Investments, Inc.

7.	FMMR Investments, Inc.

8.	Galt Ventures, LLC

9.	LendDirect Corp.

10.	Principal Investments, Inc.

11.	SC Aurum, LLC

12.	SCIL Texas, LLC

13.	SCIL, Inc.

14.	Speedy Cash

15.	Speedy Cash Illinois, Inc.

16.	SC Texas MB, Inc.

17.	The Money Store, L.P.

18.	The Money Store, L.P.

19.	Curo Management LLC

20.	Todd Car Title, Inc.

21.	Todd Financial, Inc.

SCHEDULE II

CAPITAL STOCK

Holding Entity	Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned
Curo Financial Technologies Corp.	Speedy Cash Intermediate Holdings Corp.	Common stock	100 shares	1	100%
Curo Intermediate Holdings Corp.	Advance Group, Inc.	Common stock	760 shares	1-SC	100%
Curo Intermediate Holdings Corp.	Concord Finance, Inc.	Common stock	2,500 shares	1-SC	100%
Curo Intermediate Holdings Corp.	Evergreen Financial Investments, Inc.	Common stock	2,500 shares	1-SC	100%
Curo Intermediate Holdings Corp.	FMMR Investments, Inc.	Common stock	400 shares	1-SC	100%
Curo Intermediate Holdings Corp.	Principal Investments, Inc.	Common stock	760 shares	1-SC	100%
Curo Intermediate Holdings Corp.	SCIL, Inc.	Common stock	300 shares	1-SC	100%
Curo Intermediate Holdings Corp.	Todd Car Title, Inc.	Common stock	2,124 shares	1-SC	100%
Curo Intermediate Holdings Corp.	Todd Financial, Inc.	Common stock	2,124 shares	1-SC	100%

Curo Intermediate Holdings Corp.	Speedy Cash	Common stock	80 shares	1-SC	100%
Curo Intermediate Holdings Corp.	SC Texas MB, Inc.	Common Stock	100 shares	1	100%
Curo Intermediate Holdings Corp.	Cash Money Cheque Cashing Inc.	Common Stock	14,163,695	SC-2	100%
Curo Intermediate Holdings Corp.	LendDirect Corp.	Class A	1,000	A-1	100%
Curo Intermediate Holdings Corp.	SRC Transatlantic Limited	Ordinary shares	15,210,065		100%
Attain Finance, LLC	Attain Finance Canada, Inc.	Common stock	100 shares	A-1	100%

LLC Interests

Holding Entity	Name of Issuing Limited	Type of Interest
Liability Company

Curo Intermediate	Attain Finance, LLC	Membership interests
Holdings Corp.

Curo Intermediate	SC Aurum, LLC	Membership interests
Holdings Corp.

EXHIBIT E-2

[Reserved].

9

EXHIBIT E-3

[Reserved].

10

EXHIBIT F

FORM OF OFFICERS’ CERTIFICATE

I, I, [    ] , the duly qualified and elected [    ] of each undersigned entity (the “Subject Parties”), do hereby certify in such capacity and on behalf of each of the Subject Parties that:

Attached hereto as Exhibit A is a true, complete and correct copy of the certificate or articles of incorporation, certificate of formation or articles of organization of each of the Subject Parties, as applicable (each, a “Charter Document” and collectively, the “Charter Documents”), certified as such by the Secretary of State or Commonwealth or Department of State of the state of incorporation or formation, as applicable, of the applicable Subject Party (the “Secretary of State”). Such Charter Documents are in full force and effect on the date hereof and have not otherwise been amended, modified or rescinded, and no proceedings for the amendment, modification or rescission thereof are pending or contemplated. No amendment or other document relating to or affecting the Charter Documents has been filed in the office of the Secretary of State since the date of such certification and no action has been taken by any of the Subject Parties, their shareholders, directors, or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of any Subject Party.

Attached hereto as Exhibit B is a true, complete and correct copy of the bylaws or operating agreements, as applicable, of each of the Subject Parties as in full force and effect on the date hereof (the “Operating Documents”). Such Operating Documents have not been amended, modified or rescinded, and no proceeding for the amendment, modification or rescission thereof are pending or contemplated.

Attached hereto as Exhibit C is a true copy of resolutions of the board of directors of such Subject Party adopted by unanimous written consent relating to the Commitment Agreement and related transactions. Such resolutions (i) constitute all resolutions of each such Subject Party related to the Commitment Agreement and each of the Documents to which such Subject Party is a party in connection with the foregoing (the “Transaction Documents”) and (ii) have not been amended or revoked and are in full force and effect on the date hereof. Each of the Transaction Documents to which such Subject Party is a party was approved by the board of directors of such Subject Party.

11

Each of the officers of the Subject Parties identified on Exhibit D hereto have been duly elected to the office or offices set forth opposite his or her respective name, each such person is duly qualified and acting in such capacities as officers of the Subject Parties as of the date hereof and the signatures appearing opposite their respective names are the true and genuine signatures of such officers or a true facsimile thereof. Each such officer is authorized to execute and deliver the Credit Agreement and the other Documents to which each such Subject Party is a party, and to otherwise act under the resolutions attached hereto as Exhibit C.

12

EXHIBIT G

FORM OF SUBSIDIARY GUARANTY

See attached.

13

Execution Version

SUBSIDIARIES GUARANTY

among

CERTAIN SUBSIDIARIES OF CURO INTERMEDIATE HOLDINGS CORP.

and

VICTORY PARK MANAGEMENT, LLC,

as ADMINISTRATIVE AGENT

Dated as of November 17, 2016

(i)

SUBSIDIARIES GUARANTY

SUBSIDIARIES GUARANTY (as amended, modified, restated and/or supplemented from time to time, this “Guaranty”), dated as of November 17, 2016, made by and among each of the undersigned guarantors (each, a “Guarantor” and, together with any other entity that becomes a guarantor hereunder pursuant to Section 22 hereof, collectively, the “Guarantors”) in favor of VICTORY PARK MANAGEMENT, LLC, as Administrative Agent (together with any successor administrative agent, the “Administrative Agent”), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, Curo Financial Technologies Corp. (“Holdings”), Curo Intermediate Holdings Corp. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Short-Term Credit Agreement, dated as of November 17, 2016 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrower, all as contemplated therein (the Lenders, the Administrative Agent and the Collateral Agent are herein called the “Lender Creditors”);

WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements and/or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”, with each such Interest Rate Protection Agreement and/or Other Hedging Agreement with an Other Creditor being herein called a “Secured Hedging Agreement”);

WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Secured Hedging Agreements that each Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower for the account of the Borrower under the Credit Agreement and the entering into by the Borrower of Secured Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower for the account of the Borrower and the Other Creditors to enter into Secured Hedging Agreements with the Borrower;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Creditors and hereby covenants and agrees with each other Guarantor and the Administrative Agent for the benefit of the Secured Creditors as follows:

1. GUARANTY. (a) Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety:

(i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and (y) all other obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Lender Creditors under each Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding)), whether now existing or hereafter incurred under, arising out of or in connection with each such Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions, covenants and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Secured Hedging Agreements, being herein collectively called, the “Credit Document Obligations”); and

(ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including, without limitation, obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Secured Hedging Agreements, whether or not such interest is an allowed claim in any such proceeding) owing by the Borrower under each Secured Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all of the terms, conditions, covenants and agreements contained therein (all such obligations, liabilities and indebtedness being herein collectively called, the “Other Obligations”, and together with the Credit Document Obligations are herein collectively called the “Guaranteed Obligations”).

Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor or the Borrower, or against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. This Guaranty is a guaranty of prompt payment and performance and not of collection.

(b) Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 11.05 of the Credit Agreement, and unconditionally, absolutely and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand.

2. LIABILITY OF GUARANTORS ABSOLUTE. The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower, (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Secured Creditors as contemplated in Section 5 hereof or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

3. OBLIGATIONS OF GUARANTORS INDEPENDENT. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives (to the fullest extent permitted by applicable law) the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

4. WAIVERS BY GUARANTORS. (a) Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of the existence, creation or incurrence of any new or additional liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, demand for performance, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor or the Borrower) and each Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Secured Creditor upon this Guaranty, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon this Guaranty.

(b) Each Guarantor waives any right to require the Secured Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors’ power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than the indefeasible payment in full in cash of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than the indefeasible payment in full in cash of the Guaranteed Obligations. The Secured Creditors may, at their election upon the occurrence and during the continuation of an Event of Default, foreclose on any collateral serving as security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against the Borrower, or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been indefeasibly paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement, contribution, indemnification or subrogation or other right or remedy of such Guarantor against the Borrower, any other guarantor of the Guaranteed Obligations or any other party or any security.

(c) Each Guarantor has knowledge and assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Guarantor’s financial condition, affairs and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and has adequate means to obtain from the Borrower and each other Guarantor on an ongoing basis information relating thereto and the Borrower’s and each other Guarantor’s ability to pay and perform its respective Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that (x) the Secured Creditors shall have no obligation to investigate the financial condition or affairs of the Borrower or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of the Borrower or any other Guarantor that might become known to any Secured Creditor at any time, whether or not such Secured Creditor knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) increase the risk of such Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations hereunder and (y) the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding any of the aforementioned circumstances or risks.

(d) Each Guarantor hereby acknowledges and affirms that it understands that to the extent the Guaranteed Obligations are secured by Real Property located in the State of California, such Guarantor shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on such Real Property by trustee sale or any other reason impairing such Guarantor’s or any Secured Creditors’ right to proceed against the Borrower or any other guarantor of the Guaranteed Obligations.

(e) Each Guarantor hereby waives (to the fullest extent permitted by applicable law) all rights and benefits under Section 580a, 580b, 580d and 726 of the California Code of Civil Procedure. Each Guarantor hereby further waives (to the fullest extent permitted by applicable law), without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to such Guarantor under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2847, 2848, 2849, 2850, 2899 and 3433 of the California Civil Code.

(f) Until the Guaranteed Obligations have been paid in full in cash, each Guarantor waives its rights of subrogation and reimbursement and any other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including, without limitation, (1) any defenses such Guarantor may have to this Guaranty by reason of an election of remedies by the Secured Creditors and (2) any rights or defenses such Guarantor may have by reason of protection afforded to the Borrower pursuant to the antideficiency or other laws of California limiting or discharging the Borrower’s indebtedness, including, without limitation, Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. In furtherance of such provisions, each Guarantor hereby waives all rights and defenses arising out of an election of remedies by the Secured Creditors, even though that election of remedies, such as a nonjudicial foreclosure, destroys such Guarantor’s rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

(g) Each Guarantor hereby acknowledges and agrees that no Secured Creditor nor any other Person shall be under any obligation (a) to marshal any assets in favor of such Guarantor or in payment of any or all of the liabilities of the Borrower under the Credit Documents or the obligation of such Guarantor hereunder or (b) to pursue any other remedy that such Guarantor may or may not be able to pursue itself any right to which such Guarantor hereby waives.

(h) Each Guarantor warrants and agrees that each of the waivers set forth in Section 3 and in this Section 4 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

5. RIGHTS OF SECURED CREDITORS. Subject to Sections 4 and 13 hereof, any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations or liabilities of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a) change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;

(b) take and hold security for the payment of the Guaranteed Obligations and upon the occurrence and during the continuation of an Event of Default, sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party, any Subsidiary thereof, any other guarantor of the Borrower or others or otherwise act or refrain from acting;

(d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

(e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Secured Creditors;

(f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liabilities of the Borrower remain unpaid;

(g) consent to or waive any breach of, or any act, omission or default under, any of the Secured Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Secured Hedging Agreements, the Credit Documents or any of such other instruments or agreements;

(h) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

(i) take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty (including, without limitation, any action or omission whatsoever that might otherwise vary the risk of such Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against such Guarantor).

No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations, the Credit Documents or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

6. CONTINUING GUARANTY. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7. SUBORDINATION OF INDEBTEDNESS HELD BY GUARANTORS. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Secured Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent or the Collateral Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash; provided, that if any amount shall be paid to such Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Secured Creditors and shall forthwith be paid to the Secured Creditors to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Documents or, if the Credit Documents do not provide for the application of such amount, to be held by the Secured Creditors as collateral security for any Guaranteed Obligations thereafter existing.

8. GUARANTY ENFORCEABLE BY ADMINISTRATIVE AGENT OR COLLATERAL AGENT. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Secured Creditors agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or, after all the Credit Document Obligations have been paid in full, by the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder). It is understood and agreed that the agreement in this Section 8 is among and solely for the benefit of the Secured Creditors and that, if the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) so agree (without requiring the consent of Holdings, the Borrower or any Guarantor), this Guaranty may be directly enforced by any Secured Creditor.

9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF GUARANTORS. In order to induce the Lenders to make Loans to and for the account of the Borrower pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Secured Hedging Agreements to which they are a party, each Guarantor represents, warrants and covenants that:

(a) such Guarantor (i) is a duly organized and validly existing Company in good standing under the laws of the jurisdiction of its organization, (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the nature of its business requires such qualification, except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

(b) such Guarantor has the Company power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Document to which it is a party and has taken all necessary Company action to authorize the execution, delivery and performance by it of this Guaranty and each such other Document;

(c) such Guarantor has duly executed and delivered this Guaranty and each other Document to which it is a party, and this Guaranty and each such other Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(d) neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable Requirements of Law, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents and, subject to the terms of the Intercreditor Agreement, the Senior Secured Notes Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) violate any provision of the Organizational Documents of such Guarantor or any of its Subsidiaries;

(e) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date when required and which remain in full force and effect), or exemption by, any Governmental Authority is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any other Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Document to which such Guarantor is a Party;

(f) there are no actions, suits or proceedings pending or, to such Guarantor’s knowledge, threatened (i) with respect to this Guaranty or any other Document to which such Guarantor is a party or (ii) with respect to such Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

(g) until the termination of the Total Loan Commitment and all Secured Hedging Agreements and until such time as no Note remains outstanding and all Guaranteed Obligations have been paid in full (other than indemnities described in Section 13.01 of the Credit Agreement and analogous provisions in the Security Documents which are not then due and payable), such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 9 and 10 of the Credit Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Sections 9 and 10 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries; and

(h) an executed (or conformed) copy of each of the Credit Documents and the Secured Hedging Agreements has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

10. EXPENSES. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent, the Administrative Agent and each other Secured Creditor in connection with the enforcement of this Guaranty and the protection of the Secured Creditors’ rights hereunder and any amendment, waiver or consent relating hereto (including, in each case, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by the Collateral Agent, the Administrative Agent and each other Secured Creditor).

11. BENEFIT AND BINDING EFFECT. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

12. AMENDMENTS; WAIVERS. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released) and with the written consent of either (x) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time at which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Document Obligations have been paid in full; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Guaranty, the term “Class” shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term “Requisite Creditors” of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time under the Secured Hedging Agreements.

13. SET OFF. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any “Event of Default” as defined in the Credit Agreement and any payment default under any Secured Hedging Agreement continuing after any applicable grace period), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Guaranty, at any time that the Guaranteed Obligations shall be secured by any Real Property located in the State of California, no Secured Creditor shall exercise any right of set-off, lien or counterclaim or take any court or administrative action or institute any proceedings to enforce any provision of this Guaranty without the prior consent of the Administrative Agent or the Required Lenders or, to the extent required by Section 13.12 of the Credit Agreement, all of the Lenders, if such setoff or action or proceeding would or might (pursuant to Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure or Section 2924 of the California Civil Code, if applicable, or otherwise) affect or impair the validity, priority, or enforceability of the liens granted to the Collateral Agent pursuant to the Security Documents or the enforceability of the Guaranteed Obligations hereunder, and any attempted exercise by any Secured Creditor or the Administrative Agent of any such right without obtaining such consent of the Required Lenders or the Administrative Agent shall be null and void. It is understood and agreed that the foregoing sentence of this Section 13 is for the sole benefit of the Secured Creditors and may be amended, modified or waived in any respect by the Required Lenders (without any requirement of prior notice to or consent by any Credit Party or any other Person) and does not constitute a waiver of any rights against any Credit Party or against any Collateral. Each Secured Creditor (by its acceptance of the benefits hereof) acknowledges and agrees that the provisions of this Section 13 are subject to the sharing provisions set forth in Section 13.06 of the Credit Agreement.

14. NOTICE. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be. All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, as provided in the Security Agreement, and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

15. REINSTATEMENT. If any claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including, without limitation, the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note, any Secured Hedging Agreement or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

16. CONSENT TO JURISDICTION; SERVICE OF PROCESS; AND WAIVER OF TRIAL BY JURY. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party shall be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case located within the County of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack personal jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts, that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth in Section 14 hereof, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein, however, shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

(b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

17. RELEASE OF LIABILITY OF GUARANTOR UPON SALE OR DISSOLUTION. In the event that all of the capital stock or other equity interests of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of

Section 10.02 of the Credit Agreement (or such sale, other disposition or liquidation has been approved in writing by the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall, upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to Holdings or another Subsidiary thereof), be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or other equity interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 17).

18. CONTRIBUTION. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash and the Total Loan Commitment has been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 18 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 18: (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty or any guaranteed obligations arising under any guaranty of the Senior Secured Notes) on such date. Notwithstanding anything to the contrary contained above, any Guarantor that is released from this Guaranty pursuant to Section 17 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 18, and at the time of any such release, if the released Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Guarantors shall be recalculated on the respective date of release (as otherwise provided above) based on the payments made hereunder by the remaining Guarantors. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 18, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

19. LIMITATION ON GUARANTEED OBLIGATIONS. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

20. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

21. PAYMENTS. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 5.03 and 5.04 of the Credit Agreement and Section 7.4 of the Security Agreement.

22. ADDITIONAL GUARANTORS. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof to the Administrative Agent or executing a joinder agreement and delivering same to the Administrative Agent, in each case as may be requested by (and in form and substance reasonably satisfactory to) the Administrative Agent and (y) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents and actions required to be taken above to be taken to the reasonable satisfaction of the Administrative Agent.

23. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

* * *

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

GUARANTORS:	TODD FINANCIAL, INC.
TODD CAR TITLE, INC.
CURO MANAGEMENT LLC
FMMR INVESTMENTS, INC.
EVERGREEN FINANCIAL INVESTMENTS, INC.
PRINCIPAL INVESTMENTS, INC.
SPEEDY CASH
ADVANCE GROUP, INC.
CONCORD FINANCE, INC.
SCIL, INC.
CASH COLORADO, LLC
GALT VENTURES, LLC
A SPEEDY CASH CAR TITLE LOANS, LLC
SCIL TEXAS, LLC
SC AURUM, LLC
ATTAIN FINANCE, LLC
SPEEDY CASH ILLINOIS, INC.
SC TEXAS MB, INC.
THE MONEY STORE, L.P.

By: /s/ Donald F. Gayhardt Jr.
Name: Donald F. Gayhardt Jr.
Title: President & Chief Executive Officer

[Signature Page to Subsidiaries Guaranty]

Accepted and Agreed to:

VICTORY PARK MANAGEMENT, LLC

as Administrative Agent

By: /s/ Scott R. Zemnick

      Name: Scott R. Zemnick

      Title:   Authorized Signatory

[Signature page to Subsidiary Guaranty]

EXHIBIT H

FORM OF PLEDGE AGREEMENT

See attached.

14

EXECUTION VERSION

PLEDGE AGREEMENT

among

CURO FINANCIAL TECHNOLOGIES CORP.,

CURO INTERMEDIATE HOLDINGS CORP.,

CERTAIN SUBSIDIARIES OF CURO INTERMEDIATE HOLDINGS CORP.

and

VICTORY PARK MANAGEMENT, LLC, as COLLATERAL AGENT

Dated as of November 17, 2016

12.	PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER	15

13.	FURTHER ASSURANCES; POWER-OF-ATTORNEY	16

14.	THE PLEDGEE AS COLLATERAL AGENT	17

15.	TRANSFER BY THE PLEDGORS	17

16.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS	17

17.	LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; FEDERAL EMPLOYER IDENTIFICATION NUMBERS; CHANGES THERETO; ETC.	19

18.	PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.	20

i

19.	SALE OF COLLATERAL WITHOUT REGISTRATION	21

20.	TERMINATION; RELEASE	21

21.	NOTICES, ETC.	22

22.	WAIVER; AMENDMENT	23

23.	SUCCESSORS AND ASSIGNS	23

24.	HEADINGS DESCRIPTIVE	24

25.	GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL	24

26.	PLEDGOR’S DUTIES	25

27.	COUNTERPARTS	25

28.	SEVERABILITY	25

29.	RECOURSE	25

30.	ADDITIONAL PLEDGORS	25

31.	LIMITED OBLIGATIONS	25

32.	RELEASE OF PLEDGORS	26

ii

PLEDGE AGREEMENT

PLEDGE AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of November 17, 2016, among each of the undersigned pledgors (each, a “Pledgor” and, together with any other entity that becomes a pledgor hereunder pursuant to Section 30 hereof, the “Pledgors”) and Victory Park Management, LLC, as collateral agent (together with any successor collateral agent, the “Pledgee”), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

WHEREAS, Curo Financial Technologies Corp. (“ Holdings”), Curo Intermediate Holdings Corp. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and Victory Park Management, LLC, as administrative agent (in such capacity and together with any successor administrative agent, the “Administrative Agent”), have entered into a Short-Term Credit Agreement, dated as of November 17, 2016 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to and for the account of, the Borrower, all as contemplated therein (the Lenders, the Administrative Agent and the Pledgee are herein called the “Lender Creditors”);

WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”, with each such Interest Rate Protection Agreement and/or Other Hedging Agreement with an Other Creditor being herein called a “Secured Hedging Agreement”);

WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described (and defined) therein;

WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described (and defined) therein;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Secured Hedging Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower for the account of the Borrower under the Credit Agreement and the entering into by the Borrower of Secured Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower for the account of the Borrower and the Other Creditors to enter into Secured Hedging Agreements with the Borrower;

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NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

1. SECURITY FOR OBLIGATIONS. (a) This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), whether now existing or hereafter incurred under, arising out of, or in connection with, each Credit Document to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Credit Document (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to the Secured Hedging Agreements being herein collectively called, the “Credit Document Obligations”);

(ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other Creditors now existing or hereafter incurred under, arising out of or in connection with each Secured Hedging Agreement, whether such Secured Hedging Agreement is now in existence or hereinafter arising (including, in the case of a Pledgor that is a Guarantor, all obligations, liabilities and indebtedness of such Pledgor under its Guaranty in respect of each Secured Hedging Agreement), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each Secured Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called, the “Other Obligations”);

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(iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

(iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs; and

(v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (v)of this Section 1 being herein collectively called, the “Obligations”, it being acknowledged and agreed that the “ Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

(b) Notwithstanding anything herein to the contrary, the lien and security interest granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement at any time the Intercreditor Agreement is in effect. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control at any time the Intercreditor Agreement is in effect.

2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

(b) The following capitalized terms used herein shall have the definitions specified below:

“Administrative Agent” shall have the meaning set forth in the recitals hereto.

“Adverse Claim” shall have the meaning given such term in Section 8-102(a)(l) of the UCC.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Borrower” shall have the meaning set forth in the recitals hereto.

“ Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“ Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

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“Collateral” shall have the meaning set forth in Section 3.1 hereof.

“Collateral Accounts” shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

“Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Credit Document Obligations” shall have the meaning set forth in Section 1(i) hereof.

“Domestic Corporation” shall have the meaning set forth in the definition of “Stock”.

“Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

“Exempted Foreign Entity” shall mean any Foreign Corporation and any limited liability company organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. federal income tax purposes.

“Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

“Foreign Corporation” shall have the meaning set forth in the definition of “Stock”.

“Holdings” shall have the meaning set forth in the recitals hereto. “Indemnitees” shall have the meaning set forth in Section 11 hereof.

“Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

“Investment Property” shall have the meaning given such term m Section 9-102(a)(49) of the UCC.

“Lender Creditors” shall have the meaning set forth in the recitals hereto.

“Lenders” shall have the meaning set forth in the recitals hereto.

“Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any Pledgor or represented by any Limited Liability Company Interest.

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“Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

“Location” of any Pledgor has the meaning given such term in Section 9-307 of the UCC.

“Non-Voting Equity Interests” shall mean all Equity Interests of any Person that are not Voting Equity Interests.

“ Notes” shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

“ Obligations” shall have the meaning set forth in Section 1 hereof. “Other Creditors” shall have the meaning set forth in the recitals hereto.

“Other Obligations” shall have the meaning set forth in Section 1(ii) hereof.

“Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned by any Pledgor or represented by any Partnership Interest.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

“Pledged Notes” shall mean all Notes at any time pledged or required to be pledged hereunder.

“Pledgee” shall have the meaning set forth in the first paragraph hereof.

“Pledgor” shall have the meaning set forth in the first paragraph hereof.

“Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

“Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

“Required Secured Creditors” shall have the meaning provided in the Security Agreement.

“Secured Creditors” shall have the meaning set forth in the recitals hereto.

“Secured Debt Agreements” shall mean and include (x) this Agreement, (y) the other Credit Documents and (z) the Secured Hedging Agreements.

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“Secured Hedging Agreements” shall have the meaning set forth in the recitals hereto.

“Securities Account” shall have the meaning given such term in Section 8-501(a) of the UCC.

“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.

“Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.

“Security” and “Securities” shall have the meaning given such term in Section 8-102(a)(l 5) of the UCC and shall in any event also include all Stock and all Notes.

“Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledger and (y) with respect to corporations not Domestic Corporations (each, a “Foreign Corporation”), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time owned by any Pledger.

“Termination Date” shall have the meaning set forth in Section 20 hereof.

“ UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(l 8) of the UCC.

“Voting Equity Interests” of any Person shall mean all classes of Equity Interests of such Person entitled to vote.

3. PLEDGE OF SECURITIES, ETC.

3.1. Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledger, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in and a lien on, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

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(a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

(c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(i) all its capital therein and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(ii) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(iii) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(iv) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

(v) all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in

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the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

(i) all its capital therein and its interest in all profits, income, surpluses, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(ii) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(iii) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(iv) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

(v) all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together

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with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(e) all Financial Assets and Investment Property owned by such Pledgor from time to time;

(f) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

(g) all Proceeds of any and all of the foregoing;

provided that (x) except in the circumstances and to the extent provided by Section 9.17 of the Credit Agreement (in which case this clause (x) shall no longer be applicable), no Pledgor shall be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Equity Interests of any direct Exempted Foreign Entity and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each direct Exempted Foreign Entity at any time and from time to time acquired by such Pledgor, which Non-Voting Equity Interests shall not be subject to the limitations described in preceding clause (x).

3.2. Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 Business Days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

(i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed in blank;

(ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall

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be reasonably satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction (it being understood that the Pledgee only will give such instructions to any issuer upon the occurrence and during the continuance of an Event of Default);

(iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing;

(iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, such Pledgor shall follow the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, such Pledgor shall follow the procedure set forth in Section 3.2(a)(ii) hereof;

(v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed in blank; and

(vi) with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof, (i) establishment by the Pledgee of a cash account (unless such an account is already in existence) in the name of such Pledgor over which the Pledgee shall have “control” within the meaning of the UCC and at any time any Default or Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) deposit of such cash in such cash account.

(b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

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(i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be reasonably necessary or as reasonably requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee; and

(ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be reasonably satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee’s security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

3.3. Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within 10 Business Days after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by an authorized officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through G hereto as are necessary to cause such Annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder the Equity Interests of any Exempted Foreign Entity at any time and from time to time after the date hereof acquired by such Pledgor, provided that (x) except in the circumstances and to the extent provided by Section 9.17 of the Credit Agreement, no Pledgor shall be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Equity Interests of any direct Exempted Foreign Entity and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each direct Exempted Foreign Entity at any time and from time to time acquired by such Pledgor.

3.4. Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

3.5. Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of

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the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire Partnership Interest of the partnership as set forth in Annex F hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex G hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests other than those listed in Annexes C through F hereof.

4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank.

5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, result in a breach of any covenant contained in, or be inconsistent with any of the terms of any Secured Debt Agreement, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt Agreements. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

(a) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property paid or distributed by way of dividend or otherwise in respect of the Collateral;

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(b) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists)) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(c) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists)) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

(b) to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(c) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(d) to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(e) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of

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the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided at least 10 days’ written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(f) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Security Agreement.

9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder or upon any distribution of (or on account of) Collateral (whether or not characterized as such) in connection with any case, proceeding or other action of the type described in Section 11.05 of the Credit Agreement, shall be applied in the manner provided in the Security Agreement.

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(b) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually, an “Indemnitee”, and collectively, the “Indemnitees”) from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs, expenses and disbursements, including reasonable attorneys’, agents’ and professional advisors’ fees and expenses, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Secured Hedging Agreements, and the payment of all other Obligations and notwithstanding the discharge thereof.

12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

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(b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

(c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Secured Creditors) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, financing statements which list the Collateral specifically and/or “all assets” as collateral without the signature of such Pledgor where permitted by law), and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

(b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee’s discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

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14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement which shall inure to the benefit of the Pledgee, and shall be binding upon all Pledgors and all Secured Creditors, in connection with this Agreement and the other Security Documents. Without limiting the generality of the foregoing, (i) the Pledgee shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing and (ii) the Pledgee shall not have any duty to take any discretionary action or exercise any discretionary powers. Notwithstanding anything to the contrary in this Agreement, in no event shall the Pledgee be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or Liens intended to be created by this Agreement (including the preparation, filing or continuation of any Uniform Commercial Code financing or continuation statements or similar documents or instruments), nor shall the Pledgee be responsible for, and the Pledgee makes no representation regarding, the validity, enforceability, effectiveness or priority of this Agreement or the security interests or Liens intended to be created hereby.

15. TRANSFER BY THE PLEDGORS. Except as permitted (i) prior to the date all Credit Document Obligations have been paid in full and all Loan Commitments under the Credit Agreement have been terminated, pursuant to the Credit Agreement, and (ii) thereafter, pursuant to the other Secured Debt Agreements, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants as to itself and each of its Subsidiaries that:

(i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement and, subject to the terms of the Intercreditor Agreement, those created by the Senior Secured Notes Security Documents;

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(ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor (except as set forth in clause (iii) above),

(c) the perfection or enforceability of the Pledgee’s security interest in such Pledgor’s Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

(v) neither the execution, delivery or performance by such Pledgor of this Agreement or any other Secured Debt Agreement to which it is a party, nor compliance by it with the terms and provisions hereof and thereof nor the consummation of the transactions contemplated therein: (i) will contravene any provision of any applicable Requirements of Law or Governmental Authority, domestic or foreign, applicable to such Pledgor; (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents and, subject to the terms of the Intercreditor Agreement, the Senior Secured Notes Security Documents) upon any of the properties or assets of such Pledgor or any of its Subsidiaries pursuant to the terms of any indenture, lease, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or other instrument to which such Pledgor or any of its Subsidiaries is a party or is otherwise bound, or by which it or any of its properties or assets is bound or to which it may be subject; or (iii) will violate any provision of the Organizational Documents of such Pledgor or any of its Subsidiaries;

(vi) all of such Pledgor’s Collateral (consisting of Securities, Limited Liability Company Interests and Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

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(vii) each of such Pledgor’s Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

(viii) the pledge, collateral assignment and delivery to the Pledgee of such Pledgor’s Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than, subject to the terms of the Intercreditor Agreement, the Liens under the Senior Secured Notes Security Documents) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

(ix) “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor’s Collateral consisting of Securities (including, without limitation, Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with “control” of such Collateral has not yet arisen under this Agreement; provided that in the case of the Pledgee obtaining “control” over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains “control” over such Security Entitlement.

(b) Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to such Pledgor’s Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

(c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

17. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; FEDERAL EMPLOYER IDENTIFICATION NUMBERS; CHANGES THERETO; ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor’s Location, the organizational identification number (if any) of each Pledgor and the Federal Employer

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Identification Number (if any) is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its jurisdiction of organization, its Location, its organizational identification number (if any), or its Federal Employer Identification Number (if any) except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 5 days’ prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with the respective change or changes, it shall have taken all action reasonably necessary or as reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification to the Collateral Agent of such organizational identification number and shall take all actions reasonably necessary or as reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

18. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 20 hereof), including, without limitation:

(a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

(c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

(d) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

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(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

19. SALE OF COLLATERAL WITHOUT REGISTRATION. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

20. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the written request and sole expense of such Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2). As used in this Agreement, “Termination Date” shall mean the date upon which the Total Loan Commitment under the Credit Agreement has been terminated and all Secured Hedging Agreements entitled to the benefits of this Agreement have been terminated, no or Note (as defined in the Credit Agreement) is outstanding (and all Loans have been paid in

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full), and all other Obligations (other than indemnities described in Section 11 hereof and described in Section 13.01 of the Credit Agreement, and any other indemnities set forth in any other Security Documents, in each case which are not then due and payable) then due and payable have been paid in full.

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and the Total Loan Commitment under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section 10.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders {or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the written request and sole expense of such Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereof, such sub-agent) and has not theretofore been released pursuant to this Agreement.

(c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 20(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an Authorized Officer of such Pledgor certifying that the release of the respective Collateral is permitted pursuant to the Credit Documents, including Section 20(a) or (b) hereof.

(d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 20.

21. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a) if to any Pledgor, at its address set forth in the Security Agreement;

(b) if to the Pledgee, at:

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Victory Park Management, LLC

227 W. Monroe Street, Suite 3900

Chicago, Illinois 60606

Telephone: (312) 705-2786

Facsimile: (312) 701-0794

Attention: Scott R. Zemnick, General Counsel

E-mail: szemnick@vpcadvisors.com

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661

Telephone: (312) 902-5297 and (312) 902-5495

Facsimile: (312) 577-8964 and (312) 577-8854

Attention: Mark R. Grossmann, Esq. and Scott E. Lyons, Esq.

E-mail: mg@kattenlaw.com andscott.lyons@kattenlaw.com

(c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement, or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

(d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

22. WAIVER; AMENDMENT. Except as provided in Sections 30 and 32 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Security Agreement.

23. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 20 hereof, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Secured Creditors) or as may otherwise be permitted by the Secured Debt Agreements, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

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24. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

25. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PARTY. EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 21 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN, HOWEVER, SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

24

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

26. PLEDGOR’S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor’ s possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.

27. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

28. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or . unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

29. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

30. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Holdings that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Pledgor hereunder by (x) executing a counterpart hereof and delivering same to the Pledgee or executing a joinder agreement and delivering same to the Pledgee, in each case as may be required by (and in form and substance reasonably satisfactory to) the Pledgee, (y) delivering supplements to Annexes A through G, hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

31. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.

25

Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Guarantor have been limited as provided in the respective Guaranty.

32. RELEASE OF PLEDGORS. If at any time all of the Equity Interests of any Pledgor owned by the Borrower or any of its Subsidiaries are sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the Credit Agreement (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed, at the sole expense of the Borrower, to execute and deliver such instruments of release as are reasonably satisfactory to it. At any time that the Borrower desires that a Pledgor be released from this Agreement as provided in this Section 32, the Borrower shall deliver to the Pledgee a certificate signed by an Authorized Officer of the Borrower stating that the release of such Pledgor is permitted pursuant to this Section 32. The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes in good faith to be in accordance with, this Section 32.

* * * *

26

IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

PLEDGORS		CURO FINANCIAL TECHNOLOGIES CORP.
CURO INTERMEDIATE HOLDINGS CORP.
TODD FINANCIAL, INC.
TODD CAR TITLE, INC.
CURO MANAGEMENT LLC
FMMR INVESTMENTS, INC.
EVERGREEN FINANCIAL INVESTMENTS, INC.
PRINCIPAL INVESTMENTS, INC.
SPEEDY CASH
ADVANCE GROUP, INC.
CONCORD FINANCE, INC.
SCIL,INC.
CASH COLORADO, LLC
GALT VENTURES, LLC
A SPEEDY CASH CAR TITLE LOANS, LLC
SCIL TEXAS, LLC
SC AURUM, LLC ATTAIN FINANCE, LLC SPEEDY CASH ILLINOIS, INC. SC TEXAS MB, INC. THE MONEY STORE, L.P.

	By:	/s/ Donald F. Gayhardt Jr.
Name: Donald F. Gayhardt Jr.
Title: President & Chief Executive Officer

[Signature Page to Pledge Agreement]

Accepted and Agreed to:

VICTORY PARK MANAGEMENT, LLC,

as Collateral Agent and Pledgee

By:	/s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: Authorized Signatory

[Signature page to Pledge Agreement]

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION), JURISDICTION

OF ORGANIZATION, LOCATION, ORGANIZATIONAL IDENTIFICATION

NUMBERS AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Assignor’s Federal Employer Identification Number (or, if it has none, so indicate)

Curo Financial Technologies Corp.	Corporation	Yes	Delaware	3527 North Ridge Road, Wichita, Kansas 67205	Delaware: 4568552	[****]

Curo Intermediate Holdings Corp.	Corporation	Yes	Delaware	3527 North Ridge Road, Wichita, Kansas 67205	Delaware: 4575800	[****]

Todd Financial, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C315-2004	[****]

Curo Management LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: LLC15783- 2002	[****]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

FMMR Investments, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E0147582006-4	[****]

Evergreen Financial Investments, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C28559- 2001	[****]

Principal Investments, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C24603- 2002	[****]

Todd Car Title, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C603-2004	[****]

Speedy Cash	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C20087- 1998	[****]

Advance Group, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C11137- 1999	[****]

Concord Finance, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C12543- 2002	[****]

SCIL, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E0482792006-5	[****]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Cash Colorado, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C12636- 2003	[****]

Galt Ventures, LLC	Limited Liability Company	Yes	Kansas	3527 North Ridge Road, Wichita, Kansas 67205	Kansas: 4234100	[****]

A Speedy Cash Car Title Loans, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	C912-2001	[****]

SCIL Texas, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	E0039112007-9	[****]

Attain Finance, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E0499842009-4	[****]

SC Aurum, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E0492782009-9	[****]

Speedy Cash Illinois, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E0291302012- 5	[****]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SC Texas MB, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E0376982012- 7	[****]

The Money Store, L.P.	Limited partnership	Yes	Texas	3527 North Ridge Road, Wichita, Kansas 67205	Texas: 7422197024	[****]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE OF SUBSIDIARIES

Entity	Owner	Percent Owned	Class of Capital Stock
Curo Intermediate Holdings Corp.	Curo Financial Technologies Corp.	100%	Common Stock

A Speedy Cash Car Title Loans, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests

Advance Group, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

Attain Finance, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests

Attain Finance Canada, Inc.	Attain Finance, LLC	100%	Common Stock

Cash Money Cheque Cashing, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

Cash Colorado, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests

Concord Finance, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

Evergreen Financial Investments, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

FMMR Investments, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

Galt Ventures, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests

LendDirect Corp.	Curo Intermediate Holdings Corp.	100%	Common Stock

Principal Investments, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

SC Aurum, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests

SCHC Financial Canada, Inc.*	Curo Intermediate Holdings Corp.	100%	Common Stock

SCIL Texas, LLC	Curo Intermediate Holdings Corp.	100%	LLC interests

SCIL, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

Speedy Cash	Curo Intermediate Holdings Corp.	100%	Common Stock

Speedy Cash Illinois, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

SC Texas MB, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

The Money Store, L.P.	SC Texas MB, Inc.	100%	LLC interests

The Money Store, L.P.	Curo Intermediate Holdings Corp.	100%	LLC interests

SRC Transatlantic Limited*	Curo Intermediate Holdings Corp.	100%	LLC interests

Wage Day Advance Limited	Curo Intermediate Holdings Corp.	100%	LLC interests

Curo Management LLC	Curo Intermediate Holdings Corp.	100%	LLC interests

Todd Car Title, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

Todd Financial, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

CFTC Finance, Inc.	Curo Intermediate Holdings Corp.	100%	Common Stock

SCHEDULE OF STOCK

1.	Curo Financial Technologies Corp.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Speedy Cash Intermediate Holdings Corp.	Common stock	100 shares	1	100%	3.2(a)(i)

2.	Curo Intermediate Holdings Corp.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Advance Group, Inc.	Common stock	760 shares	1-SC	100%	3.2(a)(i)

Concord Finance, Inc.	Common stock	2,500 shares	1-SC	100%	3.2(a)(i)

Evergreen Financial Investments, Inc.	Common stock	2,500 shares	1-SC	100%	3.2(a)(i)

FMMR Investments, Inc.	Common stock	400 shares	1-SC	100%	3.2(a)(i)

Principal Investments, Inc.	Common stock	760 shares	1-SC	100%	3.2(a)(i)

SCIL, Inc.	Common stock	300 shares	1-SC	100%	3.2(a)(i)

Todd Car Title, Inc.	Common stock	2,124 shares	1-SC	100%	3.2(a)(i)

Todd Financial, Inc.	Common stock	2,124 shares	1-SC	100%	3.2(a)(i)

Speedy Cash	Common stock	80 shares	1-SC	100%	3.2(a)(i)

SC Texas MB, Inc.	Common Stock	100 shares	1	100%	3.2(a)(i)

Cash Money Cheque Cashing Inc.	Common Stock	14,163,695	SC-2	100%	3.2(a)(i)

LendDirect Corp.	Class A	1,000	A-1	100%	3.2(a)(i)

SRC Transatlantic Limited	Ordinary shares	15,210,065		100%	3.2(a)(i)

3.	Attain Finance, LLC

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
Attain Finance Canada, Inc.	Common stock	100 shares	A-1	100%	3.2(a)(i)

SCHEDULE OF NOTES

1. Curo Intermediate Holdings Corp.1

Amount	Maturity Date	Obligor	Sub-clause of Section 3.2(a) of Pledge Agreement
$55,000,000	November 30, 2016	Cash Money Acquisition Inc.	3.2(a)(v)

[1]	NTD: this note is being replaced with equivalent notes that may or may not be finalized by the closing date.

SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1. Curo Intermediate Holdings Corp.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
A Speedy Cash Car Title Loans, LLC	Membership interests	100%	3.2(a)(ii)

Cash Colorado, LLC	Membership interests	100%	3.2(a)(ii)

Galt Ventures, LLC	Membership interests	100%	3.2(a)(ii)

SCIL Texas, LLC	Membership interests	100%	3.2(a)(ii)

Curo Management LLC	Membership interests	100%	3.2(a)(ii)

Attain Finance, LLC	Membership interests	100%	3.2(a)(ii)

SC Aurum, LLC	Membership interests	100%	3.2(a)(ii)

The Money Store, L.P.	Limited partnership	100%	3.2(a)(ii)

SCHEDULE OF PARTNERSHIP INTERESTS

1. Curo Intermediate Holdings Corp.

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement
The Money Store, L.P.	Limited partnership	100%	3.2(a)(ii)

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Pledgor	Address(es) of Chief Executive Office
All Pledgors and Assignors	3527 North Ridge Road, Wichita, Kansas 67205

EXHIBIT I

FORM OF SECURITY AGREEMENT

See attached.

15

SECURITY AGREEMENT

Among

CURO FINANCIAL TECHNOLOGIES CORP.,

CURO INTERMEDIATE HOLDINGS CORP.

CERTAIN SUBSIDIARIES OF CURO INTERMEDIATE HOLDINGS CORP.

and

VICTORY PARK MANAGEMENT, LLC,

as COLLATERAL AGENT

Dated as of November 17, 2016

Security Agreement

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of November 17, 2016 made by each of the undersigned assignors (each, an “Assignor” and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the “Assignors”) in favor of Victory Park Management, LLC, as collateral agent (together with any successor collateral agent, the “Collateral Agent”), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, Curo Financial Technologies Corp. (“Holdings”), Curo Intermediate Holdings Corp. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and Victory Park Management, LLC, as administrative agent (in such capacity together with any successor administrative agent, the “Administrative Agent”), have entered into a Short-Term Credit Agreement, dated as of November 17, 2016 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to and for the account of, the Borrower, all as contemplated therein (the Lenders, the Administrative Agent and the Collateral Agent are herein called the “Lender Creditors”);

WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements and/or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lender Creditors, the “Secured Creditors”, with each such Interest Rate Protection Agreement and/or Other Hedging Agreement with an Other Creditor being herein called a “Secured Hedging Agreement”);

WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described (and defined) therein;

WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described (and defined) therein;

WHEREAS, it is a condition precedent to the making of Loans to the Borrower for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Secured Hedging Agreements that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by the Borrower for the account of the Borrower under the Credit Agreement and the entering into by the Borrower of Secured Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower for the account of the Borrower and the Other Creditors to enter into Secured Hedging Agreements with the Borrower;

1	Security Agreement

NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

ARTICLE I.

SECURITY INTERESTS

1.1. Grant of Security Interests. (a) security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in and a lien on all of the right, title and interest of such Assignor in, to and under all of the following personal property and fixtures (and all rights therein) of such Assignor, or in which or to which such Assignor has any rights, in each case whether now existing or hereafter from time to time acquired:

(i)	each and every Account;

(ii)	all cash;

(iii)	the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;

(iv)	all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

(v)	all Commercial Tort Claims;

(vi)	all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including but not limited to Domain Names and Trade Secret Rights;

(vii)	all Contracts, together with all Contract Rights arising thereunder;

(viii)	all Copyrights;

(ix)	all Equipment;

(x)	all Deposit Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Assignor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

2	Security Agreement

(xi)	all Documents;

(xii)	all General Intangibles;

(xiii)	all Goods;

(xiv)	all Instruments;

(xv)	all Inventory;

(xvi)	all Investment Property;

(xvii)	all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

(xviii)	all Marks, together with the registrations and right to all renewals thereof, the goodwill of the business of such Assignor symbolized by the Marks and all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same;

(xix)	all Patents, together with all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same;

(xx)	all Permits;

(xxi)	all Software and all Software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

(xxii)	all Supporting Obligations; and

(xxiii)	all Proceeds and products of any and all of the foregoing (all of the above, the “Collateral”).

(b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the term of this Agreement. Notwithstanding anything to the contrary contained herein, the term “Collateral” shall not include, and the security interest granted under this Agreement shall not attach to: (A) any lease, license, Permit, contract or agreement to which any Assignor is a party to the extent (but only to the extent) that the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Assignor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, ‘license, Permit or agreement (other than, in either case, (x) to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor

3	Security Agreement

provision or provisions) of any relevant jurisdiction or any other applicable law (including any Bankruptcy Code) or principles of equity or (y) to the extent that the other party has consented to the assignment thereof pursuant to the terms hereof or pursuant to an assignment for security purposes generally or such prohibition otherwise no longer exists), (B) leasehold interests in real property with respect to which any Assignor is a tenant or subtenant to the extent that a security interest therein cannot be perfected solely by filing a UCC-1 financing statement (or similar instrument) under the UCC of any applicable jurisdiction, (C) any trademark applications filed on an intent-to-use basis (until the issuance of a registration or the filing of a statement of use for such application), (D) except in the circumstances and to the extent provided by Section 9.17 of the Credit Agreement, the Voting Equity Interests (as defined in the Pledge Agreement) of any Exempted Foreign Entity (as defined in the Pledge Agreement) in excess of 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity, (E) motor vehicles covered by certificates of title or ownership to the extent that a security interest therein cannot be perfected solely by filing a UCC-1 financing statement (or similar instrument) under the UCC of any applicable jurisdiction, (F) property or assets owned by an Assignor that are subject to a Permitted Lien described in Section 10.01(vi) or (vii) of the Credit Agreement for so long as such Permitted Lien is in effect and the Indebtedness secured thereby otherwise prohibits any other Liens thereon, but only for so long as such prohibition exists and is effective and valid, (G) Excluded Deposit Accounts and (H) Proceeds and products from any and all of the assets described in the foregoing clauses (A) through (G), unless such Proceeds and products would otherwise constitute Collateral securing the Obligations in the absence of this sentence.

Notwithstanding anything herein to the contrary, the lien and security interest granted pursuant to this Agreement and the exercise of any right or remedy hereunder are subject to the provisions of the Intercreditor Agreement at any time the Intercreditor Agreement is in effect. In the event of any conflict between the terms the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control at any time the Intercreditor Agreement is in effect.

1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

ARTICLE II.

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

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2.1. Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been (or, within 15 days after the date hereof (or 90 days after the date hereof in the case of Deposit Accounts, as such date may be extended in accordance with Section 3.9 hereof), will be) accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office.

2.2. No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

2.4. Chief Executive Office, Record Locations. The chief executive office of such Assignor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Assignor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor.

2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor.

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2.6. Legal Names; Type of Organization (and Whether a Registered Organization); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc. The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor’s Location, the organizational identification number (if any) of such Assignor and the Federal Employer Identification Number (if any), is listed on Annex C hereto for such Assignor. Such Assignor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its jurisdiction of organization, its Location, its organizational identification number (if any), or its Federal Employer Identification Number (if any) from that used on Annex C hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 5 days’ prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for such Assignor, and (ii) in connection with each change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that such Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

2.7. Trade Names; Etc. Such Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, no trade names, fictitious names or other names except its legal name as specified in Annex C and such other trade or fictitious names as are listed on Annex D hereto for such Assignor. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 days’ written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name will be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

2.8. Certain Significant Transactions. During the one year period preceding the date of this Agreement, except in connection with the Transaction, no Person shall have merged, amalgamated or consolidated with or into any Assignor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Assignor, in each case except as described in Annex E hereto. With respect to any transactions so described in Annex E hereto, the respective Assignor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into, amalgamated with or consolidated with such Assignor, or was liquidated into or transferred all or substantially all of

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its assets to such Assignor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Assignor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

2.9. Non-UCC Property. The aggregate fair market value (as determined by the Assignors in good faith) of all property of the Assignors of the types described in clauses (1), (2) and (3) of Section 9-311(a) of the UCC and constituting Collateral does not exceed $1,000,000. If the aggregate value of all such property at any time owned by all Assignors and constituting Collateral exceeds $1,000,000, the Assignors shall provide prompt written notice thereof to the Collateral Agent and, upon the request of the Collateral Agent, the Assignors shall promptly (and in any event within 30 days of acquiring knowledge thereof) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of Section 9-311(a) of the UCC.

2.10. As-Extracted Collateral; Timber-to-be-Cut. On the date hereof, such Assignor does not own, or expect to acquire, any property which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement such Assignor owns, acquires or obtains rights to any As-Extracted Collateral or Timber-to-be-Cut, such Assignor shall furnish the Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral and/or Timber-to-be-Cut and the locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

2.11. Collateral in the Possession of a Bailee. If any Inventory or other Goods are at any time in the possession of a bailee, such Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its commercially reasonable efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of such Assignor. The Collateral Agent agrees with such Assignor that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

2.12. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

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ARTICLE III.

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT

RIGHTS;INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

3.1. Additional Representations and Warranties. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that each such Account, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Accounts and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor’s premises to the Collateral Agent for inspection, at such Assignor’s own cost and expense, at any and all reasonable times, but not more than two (2) such inspections per calendar year, upon prior notice to such Assignor and otherwise in accordance with the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such

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Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by an Assignor or the Collateral Agent, shall be borne solely by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 11.05 of the Credit Agreement has occurred and is continuing.

3.4. Modification of Terms; etc. Except in accordance with such Assignor’s ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.5 hereof, no Assignor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Accounts or Contracts.

3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne solely by the relevant Assignor.

3.6. Instruments. If any Assignor owns or acquires any Instrument in excess of $500,000 constituting Collateral (other than (x) checks and other payment instruments received and collected in the ordinary course of business and (y) any Instrument subject to pledge pursuant to the Pledge Agreement), such Assignor will within 30 days notify the Collateral Agent thereof in writing, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.

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3.7. Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.9. Deposit Accounts; Etc. Subject to Section 9.18 of the Credit Agreement: (a) No Assignor maintains, or at any time after the date of this Agreement shall establish ‘or maintain, any demand, time, savings, passbook or similar account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a State of the United States. No Assignor maintains, or at any time after the date of this Agreement shall establish or maintain, any Deposit Account except in accordance with the provisions of Section 9.18 of the Credit Agreement. Annex F hereto accurately sets forth, as of the date of this Agreement, for each Assignor, each Deposit Account that is a Concentration Account maintained by such Assignor (including a description thereof and the respective account number), the name of the respective bank with which such Deposit Account is maintained, and the jurisdiction of the respective bank with respect to such Deposit Account. For each Deposit Account that is a Concentration Account (other than (x) any Concentration Account maintained with the Collateral Agent and (y) any Debit Card Program Account), the respective Assignor shall cause the bank with which such Deposit Account is maintained to execute and deliver to the Collateral Agent, within 90 days after the date of this Agreement (as such date may be extended by the Collateral Agent in its sole discretion) or, if later, at the time of the establishment of the respective Deposit Account, a “control agreement” in the form of Annex G hereto (appropriately completed), with such changes thereto, or in such other form, as may be reasonably acceptable to the Collateral Agent.

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If any bank with which a Deposit Account that is a Concentration Account is maintained refuses to, or does not, enter into such a “control agreement”, then the respective Assignor shall promptly (and in any event within 90 days after the date of this Agreement (as such date may be extended by the Collateral Agent in its sole discretion) or, if later, 90 days after the establishment of such account (as such date may be extended by the Collateral Agent in its sole discretion)) close the respective Deposit Account and transfer all balances therein to the Cash Collateral Account or another Concentration Account meeting the requirements of this Section 3.9. If any bank with which a Deposit Account that is a Concentration Account is maintained refuses to subordinate its claims with respect to such Deposit Account to the Collateral Agent’s security interest therein on terms reasonably satisfactory to the Collateral Agent, then the Collateral Agent, at its option, may (x) require that such Deposit Account be terminated in accordance with the immediately preceding sentence or (y) agree to a “control agreement” without such subordination, provided that in such event the Collateral Agent may at any time, at its option, subsequently require that such Deposit Account be terminated (within 90 days after notice from the Collateral Agent (as such date may be extended by the Collateral Agent in its sole discretion)) in accordance with the requirements of the immediately preceding sentence.

(b) Subject to the terms of Section 9.18 of the Credit Agreement: after the date of this Agreement, no Assignor shall establish any new demand, time, savings, passbook or similar account, except for (x) Deposit Accounts that are established and maintained with banks and meeting the requirements of preceding clause (a) and (y) Excluded Deposit Accounts. At the time any such Deposit Account that is a Concentration Account is established, the appropriate “control agreement” shall be entered into in accordance with the requirements of preceding clause (a) and the respective Assignor shall furnish to the Collateral Agent a supplement to Annex F hereto containing the relevant information with respect to the respective Deposit Account and the bank with which same is established.

3.10. Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its commercially reasonable efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

3.11. Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement are described in Annex H hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $1,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

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3.12. Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, if requested by the Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has “control” of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC. Each Assignor will promptly (and in any event within 30 days) following any reasonable request by the Collateral Agent, deliver all of its Tangible Chattel Paper to the Collateral Agent.

3.13. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be reasonably necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require and not otherwise inconsistent with the provisions of Section 1.1(b).

ARTICLE IV.

SPECIAL PROVISIONS CONCERNING TRADEMARKS AND DOMAIN NAMES

4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks and Domain Names listed in Annex I hereto for such Assignor and that said listed Marks and Domain Names include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office and all Domain Names that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks and Domain Names that it uses. Each Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of such Assignor’s present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications and Domain Name registrations listed in Annex I hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said applications will not mature into registrations. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

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4.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark or Domain Name absent prior written approval of the Collateral Agent.

4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is, or may be, infringing or diluting or otherwise violating any of such Assignor’s rights in and to any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor’s use of any Mark or Domain Name material to such Assignor’s business violates in any material respect any property right of that party. Each Assignor further agrees to prosecute diligently in accordance with reasonable business practices any Person infringing any Mark or Domain Name in any manner that could reasonably be expected to have a Material Adverse Effect.

4.4. Preservation of Marks and Domain Names. Each Assignor agrees to use its Marks and Domain Names which are material to such Assignor’s business in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations).

4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain all Mark and/or Domain Name registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor in its reasonable business judgment to be no longer prudent to pursue).

4.6. Future Registered Marks and Domain Names. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any Domain Name is registered by Assignor, within 30 days of receipt of such certificate or similar indicia of ownership, such Assignor shall deliver to the Collateral Agent a copy of such registration certificate or similar indicia of ownership, and a grant of a security interest in such Mark and/or Domain Name, to the Collateral Agent and at the expense of such Assignor, confirming the grant of a security interest in such Mark and/or Domain Name to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex L hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and Domain Names, together with all trademark rights and rights of protection to the same, vested in

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the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) take and use or sell the Marks or Domain Names and the goodwill of such Assignor’s business symbolized by the Marks or Domain Names and the right to carry on the business and use the assets of such Assignor in connection with which the Marks or Domain Names have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks or Domain Names in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks or Domain Names and registrations and any pending trademark applications in the United States Patent and Trademark Office or applicable Domain Name registrar to the Collateral Agent.

ARTICLE V.

SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS

5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in (i) all Trade Secret Rights, (ii) the Patents listed in Annex J hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex K hereto for such Assignor and that said Copyrights include all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor’s present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any Trade Secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent or Copyright, and to record the same.

5.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe or other violation of such Assignor’s rights in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either

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individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with its reasonable business judgment, any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.4. Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent to the contrary (other than any such Patents or Copyrights which are no longer used or are deemed by such Assignor in its reasonable business judgment to no longer be useful in its business or operations).

5.5. Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex J hereto and (ii) Copyrights listed on Annex K hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are deemed by such Assignor in its reasonable business judgment to no longer be necessary in the conduct of the Assignor’s business), absent written consent of the Collateral Agent.

5.6. Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with a grant of a security interest as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the sole expense of such Assignor, confirming the grant of a security interest, the form of such grant of a security interest to be substantially in the form of Annex M or N hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

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ARTICLE VI.

PROVISIONS CONCERNING ALL COLLATERAL

6.1. Protection of Collateral Agent’s Security. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times maintain insurance, at such Assignor’s own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

6.2. Warehouse Receipts Non-Negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

6.3. Additional Information. Each Assignor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Collateral Agent. Without limiting the forgoing, each Assignor agrees that it shall promptly (and in any event within 10 Business Days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

6.4. Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral and not otherwise inconsistent with the provisions of Section 1.1(b).

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6.5. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as “all assets” of such Assignor).

ARTICLE VII.

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

(ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

(iii) instruct all banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account;

(iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct such Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

(x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

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(y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

(z) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

(vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

(vii) apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 7.4; and

(viii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC;

it being understood that each Assignor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

7.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned

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from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be required by such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor’s expense.

7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

(i) all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

(ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and

(iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

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7.4. Application of Proceeds. (a) All moneys and other property and assets collected or received by the Administrative Agent, the Collateral Agent or any other Secured Creditor (or, to the extent the Pledge Agreement, any other Security Document or any Guaranty requires proceeds of collateral or other amounts received under such other Credit Document to be applied in accordance with the provisions of this Agreement, the pledgee or collateral agent or other agent under such other Credit Document) (x) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder and under the other Security Documents, (y) after the acceleration of the Credit Document Obligations pursuant the Credit Agreement or (z) upon any distribution (whether or not characterized as such) in connection with any case, proceeding or other action of the type described in Section 11.05 of the Credit Agreement (the amounts described in preceding clauses (x), (y) and (z) are referred to herein as a “Distribution”), shall be applied as follows:

(i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii), (iv) and (v) of the definition of “Obligations”;

(ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

(iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

(b) For purposes of this Agreement, (x) “Pro Rata Share” shall mean, when calculating a Secured Creditor’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor’s Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) “Primary Obligations” shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all unpaid drawings and all Fees and (ii) in the case of the Other Obligations, all amounts due under each Secured Hedging Agreement (other than indemnities, fees (including, without limitation, attorneys’ fees) and similar obligations and liabilities) and (z) “Secondary Obligations” shall mean all Obligations other than Primary Obligations.

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(c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their relevant Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any Distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such Distribution.

(d) [Reserved].

(e) All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each, a “Representative”) for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

(f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative and the Other Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secured Hedging Agreements are in existence.

(g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

(h) If any Secured Creditor collects or receives any Distribution to which it is not entitled under Section 7.4(a) hereof, such Secured Creditor shall hold the same in trust for the Secured Creditors and shall forthwith deliver the same to the Administrative Agent or the Collateral Agent, for the account of the Secured Creditors, to be applied in accordance with Section 7.4(a) hereof.

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7.5. Remedies Cumulative. Each and every right, power, and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

ARTICLE VIII.

INDEMNITY

8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually, as “Indemnitee,” and collectively, as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed

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under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees (including reasonable attorneys’ fees and expenses), costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent’s Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses (including reasonable attorneys’ fees and expenses) which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

(d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Loans made under the Credit Agreement, the termination of all Secured Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

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ARTICLE IX.

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“ Account” shall mean any “account” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State.

“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.

“Agreement” shall mean this Security Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“As-Extracted Collateral” shall mean “as- extracted collateral” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Assignor” shall have the meaning provided in the first paragraph of this Agreement.

“Bankruptcy Code” shall have the meaning provided in the Credit Agreement.

“Borrower” shall have the meaning provided in the recitals of this Agreement.

“Cash Collateral Account” shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

“Chattel Paper” shall mean “chattel paper” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

“Class” shall have the meaning provided in Section 10.2 of this Agreement.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

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“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.

“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Concentration Account” shall mean each of those accounts referenced in Section 9.18 of the Credit Agreement and Annex F hereto and designated as a “Concentration Account” thereon, along with any replacement accounts in respect thereof established in accordance with the terms of Section 9.18 of the Credit Agreement and Section 3.9 hereof.

“Contract Rights” shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

“Copyrights” shall mean any United States or foreign copyright now or hereafter owned by any Assignor, including any registrations of any copyrights in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

“Credit Agreement” shall have the meaning provided in the recitals of this Agreement.

“Credit Document Obligations” shall have the meaning provided in the definition of “Obligations” in this Article IX.

“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Distribution” shall have the meaning provided in Section 7.4(a) of this Agreement.

“Documents” shall mean “documents” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Assignor now or hereafter has any right, title or interest.

“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

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“Equipment” shall mean any “equipment” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

“ Excluded Deposit Accounts” shall mean Deposit Accounts of any Assignor exclusively used for payroll, payroll taxes and other employee wage and benefit payments.

“General Intangibles” shall mean “general intangibles” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“ Goods ” shall mean “goods” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Holdings” shall have the meaning provided in the recitals hereto.

“Indemnitee” shall have the meaning provided in Section 8.1(a) of this Agreement.

“Instrument” shall mean “instruments” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Inventory” shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor’s customers, and shall specifically include all “inventory” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Investment Property” shall mean “investment property” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Lender Creditors” shall have the meaning provided in the recitals of this Agreement.

“Lenders” shall have the meaning provided in the recitals of this Agreement.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

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“Location” of any Assignor, shall mean such Assignor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Marks” shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by any Assignor, which are registered or filed in the United States Patent and Trademark Office or the equivalent thereof in any state of the United States or any equivalent foreign office or agency, as well as any unregistered trademarks and service marks used by an Assignor and any trade dress including logos, designs, fictitious business names and other business identifiers used by any Assignor.

“Obligations” shall mean and include, as to any Assignor, all of the following:

(i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), fees, costs and indemnities) of such Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, each Credit Document to which such Assignor is a party (including, without limitation, in the event such Assignor is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under its Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Credit Document (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Secured Hedging Agreements, being herein collectively called, the “Credit Document Obligations”);

(ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Secured Hedging Agreement, whether such Secured Hedging Agreement is now in existence or hereinafter arising (including, without limitation, in the case of a Assignor that is a Guarantor, all obligations, liabilities and indebtedness of such Assignor under its Guaranty in respect of the Secured Hedging Agreements), and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in each such Secured Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called, the “Other Obligations”);

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(iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;

(iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs; and

(v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement;

it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

“Other Creditors” shall have the meaning provided in the recitals of this Agreement.

“Other Obligations” shall have the meaning provided in the definition of “Obligations” in this Article IX.

“Patents” shall mean any patent in or to which any Assignor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor.

“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

“Primary Obligations” shall have the meaning provided in Section 7.4(b) of this Agreement.

“Pro Rata Share” shall have the meaning provided in Section 7.4(b) of this Agreement.

“ Proceeds” shall mean all “proceeds” as such term is defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“ Registered Organization” shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York.

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“Representative” shall have the meaning provided in Section 7.4(e) of this Agreement.

“Required Secured Creditors” shall mean (i) at any time when any Credit Document Obligations are outstanding or any Loan Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Credit Document Obligations have been paid in full and all Loan Commitments under the Credit Agreement have been terminated and no further Loan Commitments may be provided thereunder, the holders of a majority of the Other Obligations.

“Requisite Creditors” shall have the meaning provided in Section 10.2 of this Agreement.

“Secondary Obligations” shall have the meaning provided in Section 7.4(b) of this Agreement.

“Secured Creditors” shall have the meaning provided in the recitals of this Agreement.

“Secured Debt Agreements” shall mean and include this Agreement, the other Credit Documents and each Secured Hedging Agreement.

“Secured Hedging Agreement” shall have the meaning provided in the recitals to this Agreement.

“ Software” shall mean “software” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor’s rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Termination Date” shall have the meaning provided in Section 10.8(a) of this Agreement.

“Timber-to-be-Cut ” shall mean “timber-to-be-cut” as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

“Trade Secret Rights” shall mean the rights of an Assignor in any Trade Secret it holds.

“Trade Secrets” shall mean any secretly held existing engineering or other data, information, production procedures and other know-how relating to the design manufacture, assembly, installation, use, operation, marketing, sale and/or servicing of any products or business of an Assignor worldwide whether written or not.

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“ UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

ARTICLE X.

MISCELLANEOUS

10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a)	if to any Assignor, c/o:

Curo Financial Technologies Corp.

3527 N. Ridge Rd.

Wichita, KS 67205

Attention: Vin Thomas

E-Mail: vinthomas@curo.com

(b)	if to the Collateral Agent, at:

Victory Park Management, LLC

227 W. Monroe Street, Suite 3900

Chicago, Illinois 60606

Telephone:	(312) 705-2786
Facsimile:	(312) 701-0794
Attention:	Scott R. Zemnick, General Counsel
E-mail:	szemnick@vpcadvisors.com

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661

Telephone: (312) 902-5297 and (312) 902-5495

Facsimile: (312) 577-8964 and (312) 577-8854

Attention: Mark R. Grossmann, Esq. and Scott E. Lyons, Esq.

E-mail: mg@kattenlaw.com and scott.lyons@kattenlaw.com

(c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement;

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(d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

10.2. Waiver; Amendment. Except as provided in Sections 10.8 and 10.12 hereof (or as provided in the other Security Documents), none of the terms and conditions of this Agreement or any other Security Document may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, discharge or termination affecting any Assignor other than the Assignor so added or released) and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term “Class” shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term “Requisite Creditors” of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time.

10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

10.4. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 10.8 hereof, (ii) be binding upon each Assignor, its successors and assigns; provided, however, that no Assignor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the prior written consent of the Required Secured Creditors) or as otherwise permitted by the Secured Debt Agreements, and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

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10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

10.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH ASSIGNOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH ASSIGNOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH ASSIGNOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH ASSIGNOR. EACH ASSIGNOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH ASSIGNOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 10.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN, HOWEVER, SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY ASSIGNOR IN ANY OTHER JURISDICTION.

(b) EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.7. Assignor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

10.8. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 8.1 hereof, shall survive such termination) and the Collateral Agent, at the written request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date upon which the Total Loan Commitment under the Credit Agreement has been terminated and all Secured Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full and all Obligations then due and payable have been paid in full.

(b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and the Total Loan Commitment in connection with a sale or disposition permitted by Section 10.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of such Assignor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Subsidiary Guarantor from the Subsidiaries Guaranty in accordance with the provisions thereof, such Assignor (and the Collateral at such time assigned by the respective Assignor pursuant hereto) shall be released from this Agreement.

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(c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b). At any time that the Borrower or the respective Assignor desires that a Subsidiary of the Borrower which has been released from the Subsidiaries Guaranty be released hereunder as provided in the last sentence of Section 10.8(b) hereof, it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of the Borrower and the respective Assignor stating that the release of the respective Assignor (and its Collateral) is permitted pursuant to such Section 10.8(b). If reasonably requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Collateral Agent) to the effect set forth in this Section 10.8(c).

(d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Section 10.8.

10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

10.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.11. The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

10.12. Additional Assignors. It is understood and agreed that any Subsidiary Guarantor that desires to become an Assignor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become an Assignor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent or by executing a joinder agreement and delivering same to the Collateral Agent, in each case as may be requested by (and in form and substance reasonably satisfactory to) the Collateral Agent, (y) delivering supplements to Annexes A through F, inclusive, and H through K, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Assignor on such date

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and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent.

[Remainder of this page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

ASSIGNORS	CURO FINANCIAL TECHNOLOGIES CORP.
CURO INTERMEDIATE HOLDINGS CORP.
TODD FINANCIAL, INC.
TODD CAR TITLE, INC.
CURO MANAGEMENT LLC
FMMR INVESTMENTS, INC.
EVERGREEN FINANCIAL
INVESTMENTS, INC.
PRINCIPAL INVESTMENTS, INC.
SPEEDY CASH
ADVANCE GROUP, INC.
CONCORD FINANCE, INC.
SCIL,INC.
CASH COLORADO, LLC
GALT VENTURES, LLC
A SPEEDY CASH CAR TITLE LOANS, LLC
SCIL TEXAS, LLC
SC AURUM, LLC
ATTAIN FINANCE, LLC
SPEEDY CASH ILLINOIS, INC.
SC TEXAS MB, INC.
THE MONEY STORE, L.P.

By: /s/ Donald F. Gayhardt Jr.
Name: Donald F. Gayhardt Jr.
Title: President & Chief Executive Office

[Signature Page to Security Agreement]

Accepted and Agreed to:

VICTORY PARK MANAGEMENT, LLC as Collateral Agent

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	Authorized Signatory

[Signature Page to Security Agreement]

ANNEX G

to

SECURITY AGREEMENT

Form of Control Agreement Regarding Deposit Accounts

AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of             ,             , among the undersigned assignor (the “Assignor”)             , not in its individual capacity but solely as Collateral Agent (the “Collateral Agent”), and              (the “Deposit Account Bank”), as the “bank” (as defined in Section 9-102 of the UCC as in effect on the date hereof in the State of              (the “UCC”)) with which one or more deposit accounts (as defined in Section 9-102 of the UCC) are maintained by the Assignor (with all such deposit accounts now or at any time in the future maintained by the Assignor with the Deposit Account Bank being herein called the “Deposit Accounts”).

W I T N E S S E T H:

WHEREAS, the Assignor, various other assignors and the Collateral Agent have entered into a Security Agreement, dated as of November 17, 2016 (as amended, amended and restated, modified or supplemented from time to time, the “Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Security Agreement), the Assignor has granted a security interest to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) in all of the right, title and interest of the Assignor in and into any and all “deposit accounts” (as defined in Section 9-102 of the UCC) and in all monies, securities, instruments and other investments deposited therein from time to time (collectively, herein called the “Collateral”); and

WHEREAS, the Assignor desires that the Deposit Account Bank enter into this Agreement in order to establish “control” (as defined in Section 9-104 of the UCC) in each Deposit Account at any time or from time to time maintained with the Deposit Account Bank, and to provide for the rights of the parties under this Agreement with respect to such Deposit Accounts;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor’s Dealings with Deposit Accounts; Notice of Exclusive Control. Until the Deposit Account Bank shall have received from the Collateral Agent a Notice of Exclusive Control (as defined below), the Assignor shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts and give instructions in respect of the Deposit Accounts; provided, however, that the Assignor may not, and the Deposit Account Bank agrees that it shall not permit the Assignor to, without the Collateral Agent’s prior written consent, close any Deposit Account. If the Collateral Agent shall give to the Deposit Account Bank a notice of the Collateral Agent’s exclusive control of the Deposit Accounts in accordance with Section 7.1 of the Security Agreement, which notice states that it is a “Notice of Exclusive Control” (a “Notice of Exclusive Control”), only the Collateral Agent shall be entitled to withdraw funds from the Deposit Accounts, to give any instructions in respect of the Deposit Accounts and any funds held therein or credited thereto or otherwise to deal with the Deposit Accounts.

2. Collateral Agent’s Right to Give Instructions as to Deposit Accounts. (a) The Collateral Agent shall be entitled, for purposes of this Agreement, at any time after a Notice of Exclusive Control has been delivered to the Deposit Account Bank in accordance with the terms of this Agreement, to give the Deposit Account Bank instructions as to the withdrawal or disposition of any funds from time to time credited to any Deposit Account, or as to any other matters relating to any Deposit Account or any other Collateral, without consent from the Assignor. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank, and the Deposit Account Bank hereby agrees, to comply with any such instructions from the Collateral Agent without any further consent from the Assignor. Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment. The Deposit Account Bank shall be fully entitled to rely on, and shall comply with, such instructions from the Collateral Agent even if such instructions are contrary to any instructions or demands that the Assignor may give to the Deposit Account Bank. In case of any conflict between instructions received by the Deposit Account Bank from the Collateral Agent and the Assignor, the instructions from the Collateral Agent shall prevail.

(b) It is understood and agreed that the Deposit Account Bank’s duty to comply with instructions from the Collateral Agent regarding the Deposit Accounts is absolute, and the Deposit Account Bank shall be under no duty or obligation, nor shall it have the authority, to inquire or determine whether or not such instructions are in accordance with the Security Agreement or any other Credit Document (as defined in the Credit Agreement referred to in the Security Agreement), nor seek confirmation thereof from the Assignor or any other Person.

3. Assignor’s Exculpation and Indemnification of Depository Bank. The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank to follow instructions from the Collateral Agent regarding the Deposit Accounts even if the result of following such instructions from the Collateral Agent is that the Deposit Account Bank dishonors items presented for payment from any Deposit Account. The Assignor further confirms that the Deposit Account Bank shall have no liability to the Assignor for wrongful dishonor of such items in following such instructions from the Collateral Agent. The Deposit Account Bank shall have no duty to inquire or determine whether the Assignor’s obligations to the Collateral Agent are in default or whether the Collateral Agent is entitled, under any separate agreement between the Assignor and the Collateral Agent, to give any such instructions. The Assignor further agrees to be responsible for the Deposit Account Bank’s customary charges and to indemnify the Deposit Account Bank from and to hold the Deposit Account Bank harmless against any loss, cost or expense that the Deposit Account Bank may sustain or incur in acting upon instructions which the Deposit Account Bank believes in good faith to be instructions from the Collateral Agent.

4. Subordination of Security Interests; Deposit Account Bank’s Recourse to Deposit Accounts. The Deposit Account Bank hereby subordinates any claims and security interests it may have against, or with respect to, any Deposit Account at any time established or maintained with it by the Assignor (including any amounts, investments, instruments or other Collateral from time to time on deposit therein) to the security interests of the Collateral Agent (for the benefit of the Secured Creditors) therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, any Deposit Account of the Assignor or any amounts, investments, instruments or other Collateral from time to time on deposit therein; provided that the Deposit Account Bank may, however, from time to time debit the Deposit Accounts for any of its customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by the Deposit Account Bank to any Deposit Account, to the extent, in each case, that the Assignor has not separately paid or reimbursed the Deposit Account Bank therefor.

5. Representations, Warranties and Covenants of Deposit Account Bank. The Deposit Account Bank represents and warrants to the Collateral Agent that:

(a) The Deposit Account Bank constitutes a “bank” (as defined in Section 9- 102 of the UCC), that the jurisdiction (determined in accordance with Section 9-304 of the UCC) of the Deposit Account Bank for purposes of each Deposit Account maintained by the Assignor with the Deposit Account Bank shall be one or more States within the United States.

(b) The Deposit Account Bank shall not permit any Assignor to establish any demand, time, savings, passbook or other account with it which does not constitute a “deposit account” (as defined in Section 9-102 of the UCC).

(c) The account agreements between the Deposit Account Bank and the Assignor relating to the establishment and general operation of the Deposit Accounts provide, whether specifically or generally, that the laws of                     1 govern secured transactions relating to the Deposit Accounts and that the Deposit Account Bank’s “jurisdiction” for purposes of Section 9-304 of the UCC in respect of the Deposit Accounts is                     .2 The Deposit Account Bank will not, without the Collateral Agent’s prior written consent, amend any such account agreement so that the Deposit Account Bank’s jurisdiction for purposes of Section 9-304 of the UCC is other than a jurisdiction permitted pursuant to preceding clause (a). All account agreements in respect of each Deposit Account in existence on the date hereof are listed on Annex A hereto and copies of all such account agreements have been furnished to the Collateral Agent. The Deposit Account Bank will promptly furnish to the Collateral Agent a copy of the account agreement for each Deposit Account hereafter established by the Deposit Account Bank for the Assignor.

(d) The Deposit Account Bank has not entered and will not enter, into any agreement with any other Person by which the Deposit Account Bank is obligated to comply with instructions from such other Person as to the disposition of funds from any Deposit Account or other dealings with any Deposit Account or other of the Collateral.

[1]	Inserted jurisdiction(s) must be consistent with requirements of preceding clause (a).
[2]	See footnote 1.

(e) On the date hereof the Deposit Account Bank maintains no Deposit Accounts for the Assignor other than the Deposit Accounts specifically identified in Annex A hereto.

(f) Any items or funds received by the Deposit Account Bank for the Assignor’s account will be credited to said Deposit Accounts specified in paragraph (e) above or to any other Deposit Accounts hereafter established by the Deposit Account Bank for the Assignor in accordance with this Agreement.

(g) The Deposit Account Bank will promptly notify the Collateral Agent of each Deposit Account hereafter established by the Deposit Account Bank for the Assignor (which notice shall specify the account number of such Deposit Account and the location at which the Deposit Account is maintained), and each such new Deposit Account shall be subject to the terms of this Agreement in all respects.

6. Deposit Account Statements and Information. The Deposit Account Bank agrees, and is hereby authorized and instructed by the Assignor, to furnish to the Collateral Agent, at its address indicated below, copies of all account statements and other information relating to each Deposit Account that the Deposit Account Bank sends to the Assignor and to disclose to the Collateral Agent all information requested by the Collateral Agent regarding any Deposit Account.

7. Conflicting Agreements. This Agreement shall have control over any conflicting agreement between the Deposit Account Bank and the Assignor.

8. Merger or Consolidation of Deposit Account Bank. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any bank into which the Deposit Account Bank may be merged or with which it may be consolidated, or any bank resulting from any merger to which the Deposit Account Bank shall be a party, shall be the successor of the Deposit Account Bank hereunder and shall be bound by all provisions hereof which are binding upon the Deposit Account Bank and shall be deemed to affirm as to itself all representations and warranties of the Deposit Account Bank contained herein.

9. Notices. (a) All notices and other communications provided for in this Agreement shall be in writing (including facsimile) and sent to the intended recipient at its address or telex or facsimile number set forth below:

If to the Collateral Agent, at:
Victory Park Management, LLC
227 W. Monroe Street, Suite 3900
Chicago, Illinois 60606
Telephone:	(312) 705-2786
Facsimile:	(312) 701-0794
Attention:	Scott R. Zemnick, General Counsel
E-mail:	szemnick@vpcadvisors.com

with a copy (for informational purposes only) to:

Katten Muchin Rosenman LLP

525 West Monroe Street

Chicago, Illinois 60661

Telephone: (312) 902-5297 and (312) 902-5495

Facsimile: (312) 577-8964 and (312) 577-8854

Attention: Mark R. Grossmann, Esq. and Scott E. Lyons, Esq.

E-mail: mg@kattenlaw.com and scott.lyons@kattenlaw.com

If to the Assignor, at:

______________________

______________________

______________________

If to the Deposit Account Bank, at:

______________________

______________________

______________________

or, as to any party, to such other address or telex or facsimile number as such party may designate from time to time by notice to the other parties.

(b) Except as otherwise provided herein, all notices and other communications hereunder shall be delivered by hand or by commercial overnight courier (delivery charges prepaid), or mailed, postage prepaid, or telexed or faxed, addressed as aforesaid, and shall be effective (i) three business days after being deposited in the mail (if mailed), (ii) when delivered (if delivered by hand or courier) and (iii) or when transmitted with receipt confirmed (if telexed or faxed); provided that notices to the Collateral Agent shall not be effective until actually received by it.

10. Amendment. This Agreement may not be amended, modified or supplemented except in writing executed and delivered by all the parties hereto.

11. Binding Agreement. This Agreement shall bind the parties hereto and their successors and assign and shall inure to the benefit of the parties hereto and their successors and assigns. Without limiting the provisions of the immediately preceding sentence, the Collateral Agent at any time or from time to time may designate in writing to the Deposit Account Bank a successor Collateral Agent (at such time, if any, as such entity becomes the Collateral Agent under the Security Agreement, or at any time thereafter) who shall thereafter succeed to the rights of the existing Collateral Agent hereunder and shall be entitled to all of the rights and benefits provided hereunder.

12. Continuing Obligations. The rights and powers granted herein to the Collateral Agent have been granted in order to protect and further perfect its security interests in the Deposit Accounts and other Collateral and are powers coupled with an interest and will be affected neither by any purported revocation by the Assignor of this Agreement or the rights granted to the Collateral Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Assignor or the Deposit Account Bank or by the lapse of time. The rights of the Collateral Agent hereunder and in respect of the Deposit Accounts and the other Collateral, and the obligations of the Assignor and Deposit Account Bank hereunder, shall continue in effect until the security interests of Collateral Agent in the Deposit Accounts and such other Collateral have been terminated and the Collateral Agent has notified the Deposit Account Bank of such termination in writing

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

Assignor:

[NAME OF ASSIGNOR]

By:
Name:
Title:

Collateral Agent:

VICTORY PARK MANAGEMENT, LLC

By:
Name:
Title:

Deposit Account Bank:

[NAME OF DEPOSIT ACCOUNT BANK]

By:
Name:
Title:

ANNEX A

Existing Account Agreements

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor	Address(es) of Chief Executive Office
All Pledgors and Assignors	3527 North Ridge Road, Wichita, Kansas
67205

SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

(See attached)

Lease ID	Address	City	ST/PRV	Zip Code	Country	Notes
0001	9781 Magnolia Ave	Riverside	CA	92503	United States
0002	4915 Moreno Ave	Montclair	CA	91763	United States
0003	10404 Venice Blvd	Culver City	CA	90232	United States
0004	6740 Reseda Blvd	Reseda	CA	91335	United States
0005	2710 S Maryland Pkwy, Suite A	Las Vegas	NV	89109	United States
0006	8847 Imperial Hwy	Downey	CA	90242	United States
0007	857 W Rosecrans Ave	Gardena	CA	90247	United States
0008	13010 Harbor Blvd	Garden Grove	CA	90247	United States
0009	1841 W Northern Ave	Phoenix	AZ	85021	United States
0010	4921 W Sahara Ave	Las Vegas	NV	89146	United States
0011	904 S Gaffey St	San Pedro	CA	90731	United States
0012	4040 N 40th St	Phoenix	AZ	85018	United States
0013	1242 W Main St	Mesa	AZ	85201	United States
0014	7116 NE Fourth Plain Rd	Vancouver	WA	98661	United States
0015	1532 N Jones Blvd	Las Vegas	NV	89121	United States
0016	10972 Beach Blvd	Stanton	CA	90680	United States
0017	3475 E Flamingo, Suite 300	Las Vegas	NV	89121	United States
0018	1331 E 63rd St	Kansas City	MO	64110	United States
0019	8701 E Washington Blvd	Pico Rivera	CA	90660	United States
0020	11221 E 23rd St	Independence	MO	64052	United States
0021	2351 N Alvernon, Suite 100	Tucson	AZ	85712	United States
0022	12131 SE Powell Blvd	Portland	OR	97266	United States
0023	265 S Wadsworth Blvd	Lakewood	CO	80226	United States
0024	1551 E Indian School Rd	Phoenix	AZ	85014	United States
0025	19026 E Burnside St	Portland	OR	97233	United States
0026	3501 W Glendale Ave	Phoenix	AZ	85051	United States
0027	101 S Brookhurst St	Anaheim	CA	92804	United States
0028	3849 SE Powell Blvd	Portland	OR	97202	United States
0029	270 E Baseline St, Suite A	San Bernardino	CA	92410	United States
0030	11000 Lower Azusa Rd	El Monte	CA	91732	United States
0031	25 N Lamb Blvd	Las Vegas	NV	89110	United States
0032	5819 W Camelback Rd	Phoenix	AZ	85031	United States
0033	6115 W Flamingo Rd	Las Vegas	NV	89103	United States
0034	7202 E McDowell Rd	Scottsdale	AZ	85257	United States
0035	3947 Main St	Kansas City	MO	64111	United States
0036	6501 E Evans Ave	Denver	CO	80224	United States
0038	2801 W Washington, Suite 110	Las Vegas	NV	89107	United States
0039	2201 Amidon St	Wichita	KS	67204	United States
0040	701 N West St	Wichita	KS	67203	United States
0041	10309 SE Mill Plain Blvd, Suite A	Vancouver	WA	98664	United States
0042	10223 Sepulveda Blvd, Suite C-D	Mission Hills	CA	91345	United States
0043	4850 E Harry St	Wichita	KS	67218	United States
0044	1215 S Country Club Dr	Mesa	AZ	85210	United States
0045	3447 E Cesar Chavez Ave	Los Angeles	CA	90063	United States
0046	8247 Laurel Canyon Blvd	N Hollywood	CA	91605	United States
0047	3520 E Bell Rd	Phoenix	AZ	85032	United States

0048	5102 W Olive Ave, Suite 103	Glendale	AZ	85302	United States
0049	4241 S Nellis Blvd	Las Vegas	NV	89121	United States
0050	4199 S Ft Apache, Suite D	Las Vegas	NV	89147	United States
0051*	6300 E 21st St N	Wichita	KS	67208	United States	* Operating entity owns the building but leases the ground
0052	430 E 30th Ave	Hutchinson	KS	67502	United States
0053	7865 W Sahara Ave, Suite 102-103	Las Vegas	NV	89117	United States
0054	1050 W Pawnee St	Wichita	KS	67213	United States
0054L2*	1048 W Pawnee St	Wichita	KS	67213	United States	*Vacant building used for storage and parking for adjacent store
0055	1960 W Baseline Rd, Suite 101	Mesa	AZ	85202	United States
0056	4343 N Rancho Dr, Suite 150	Las Vegas	NV	89130	United States
0057	5676 S Eastern Ave	Las Vegas	NV	89119	United States
0058	1956 E Southern Ave	Mesa	AZ	85204	United States
0059	7204 Canoga Ave	Canoga Park	CA	91303	United States
0060	3133 E Douglas Ave	Wichita	KS	67211	United States
0061	7460 W Cheyenne Ave, Suite 110	Las Vegas	NV	89129	United States
0062	5067 E Owens Ave	Las Vegas	NV	89110	United States
0063	100 N Raymond Ave	Fullerton	CA	92831	United States
0064	1895 S Federal Blvd	Denver	CO	80219	United States
0065	1220 W Crawford St	Salina	KS	67401	United States
0066	1221 Main St	Pasadena	TX	77506	United States
0067	5506 Bellaire Blvd, Suite A	Houston	TX	77081	United States
0068	2812 N Main St	Ft Worth	TX	76106	United States
0069	454 W Florence Ave, Suite 102-103	Los Angeles	CA	90003	United States
0070	11830 Bellaire Blvd, Suite A	Houston	TX	77072	United States
0071	1160 Edgebrook Dr	Houston	TX	77034	United States
0072	883 Federal Rd, Suite A	Houston	TX	77015	United States
0073	8602 S Braeswood Blvd	Houston	TX	77031	United States
0074	800 E Seminary Dr	Ft Worth	TX	76115	United States
0075	6902 Harrisburg Blvd	Houston	TX	77011	United States
0076	1503 N Story, Suite 100	Dallas	TX	75061	United States
0077	13482 Northwest Hwy	Houston	TX	77022	United States
0078	2601 S Hampton Rd	Dallas	TX	75224	United States
0079	3501 Gus Thomasson, Suite 102	Mesquite	TX	75150	United States
0080	3422 W Walnut St	Garland	TX	75042	United States
0081	8569 Long Point Rd	Houston	TX	77055	United States
0082	1445 E Kiest Blvd	Dallas	TX	75216	United States
0083	860 S 11th St, Suite 105	Beaumont	TX	77701	United States
0084	690 E Prater Way	Sparks	NV	89431	United States
0085	815 E Pioneer Pkwy	Arlington	TX	76010	United States
0100	4209 E Lancaster Ave	Ft Worth	TX	76103	United States
0101	1212 S Belt Hwy	St Joseph	MO	64507	United States
0102	7007 Bandera Rd, Suite 24	Leon Valley	TX	78238	United States
0103	1360 W Cheyenne Ave, Suite 101	N Las Vegas	NV	89032	United States
0104	1701 Babcock Rd	San Antonio	TX	78229	United States
0105	2949 S National Ave	Springfield	MO	65804	United States
0106	3802 S Gessner, Suite A	Houston	TX	77063	United States
0107	3706 NW Hwy	Dallas	TX	75220	United States
0108	1501 Eastern Blvd	Montgomery	AL	36117	United States

0109	10201 Lake June Rd	Dallas	TX	75217	United States
0110	7434 Airline Dr	Houston	TX	77076	United States
0111	2027 SW Fairlawn Rd	Topeka	KS	66604	United States
0112	321 Palisades Blvd	Birmingham	AL	35209	United States
0113	2332 Civic Center Dr	N Las Vegas	NV	89030	United States
0114	2647 Culebra Rd	San Antonio	TX	78228	United States
0115	6401 Airport Blvd, Suite B	Mobile	AL	36608	United States
0116	3410 Hwy 69 N	Northport	AL	35473	United States
0117	5532 Manchaca Rd	Austin	TX	78745	United States
0118	4009 S Padre Island Dr	Corpus Christi	TX	78401	United States
0119	10884 W Bellfort St	Houston	TX	77099	United States
0120	400 W University Dr	Denton	TX	76201	United States
0121	1924 S Business 77	Harlingen	TX	78550	United States
0122	5900 Brainerd Rd	Chattanooga	TN	37411	United States
0123	848 E Sibley Blvd	Dolton	IL	60419	United States
0124	7201 Balboa Blvd	Van Nuys	CA	91406	United States
0125	11100 S Cicero Ave	Alsip	IL	60803	United States
0126	1601 W Warm Springs Rd	Henderson	NV	89014	United States
0127	423 N New Braunsfels, Suite 2-3	San Antonio	TX	78202	United States
0128	8701 S Cottage Grove Ave	Chicago	IL	60619	United States
0129	1103 Fair Ave, Suite 1	San Antonio	TX	78210	United States
0130	4403 Chapman Hwy	Knoxville	TN	37920	United States
0131	120 Gallatin Pike S, Suite B	Madison	TN	37115	United States
0132	2401 Nolensville Pike	Nashville	TN	37211	United States
0133	4800 W Addison St	Chicago	IL	60641	United States
0134	5445 South St	Lakewood	CA	90713	United States
0135	7855 Van Nuys Blvd	Panorama City	CA	91402	United States
0136	13722 Sherman Way	Van Nuys	CA	91405	United States
0137	5701 Charlotte Pike	Nashville	TN	37209	United States
0138	1931 N Mannheim Rd	Melrose Park	IL	60160	United States
0139	120 W Baseline Rd	Rialto	CA	92376	United States
0140	1552 W 119th St	Chicago	IL	60643	United States
0141	932 Ann St	Montgomery	AL	36107	United States
0142	229 W Anaheim St	Wilmington	CA	90744	United States
0143	5002 Harding Pl	Nashville	TN	37211	United States
0144	1801 W 6th St	Los Angeles	CA	90057	United States
0145	106 Knox Rd	Knoxville	TN	37918	United States
0146	380 Broadway, Suite 103	El Cajon	CA	92021	United States
0147	3615 McFarland Blvd, Suite 109	Tuscaloosa	AL	35405	United States
0148	9240 Hwy 49	Gulfport	MS	39503	United States
0149	13545 Florence Ave	Whittier	CA	90605	United States
0175	1521 N 10th St	McAllen	TX	78501	United States
0176	7120 San Bernardo Ave	Laredo	TX	78041	United States
0177	2119 E Saunders St	Laredo	TX	78041	United States
0178	695 S Sam Houston Blvd	San Benito	TX	78586	United States
0179	4298 University Dr NW	Huntsville	AL	35816	United States
0180	4217 W Waco Dr	Waco	TX	76710	United States
0181	4648 S Cicero Ave	Chicago	IL	60638	United States

0182	1218 N Lake St, Suite 120	Aurora	IL	60506	United States
0184	2201 N Frazier St	Conroe	TX	77301	United States
0185	1698 Memorial Blvd	Murfreesboro	TN	37129	United States
0186	2785 Belle Chasse Hwy	Gretna	LA	70056	United States
0187	808 25th St NW	Cleveland	TN	37311	United States
0188	1655 Fort Campbell Blvd	Clarksville	TN	37042	United States
0189	3100 Dickerson Pike	Nashville	TN	37207	United States
0190	13263 Van Nuys Blvd	Pacoima	CA	91311	United States
0191	2102 Goliad Rd, Suite 1	San Antonio	TX	78223	United States
0192	972 Bandera Rd	San Antonio	TX	78228	United States
0193	10828 Florida Blvd	Baton Rouge	LA	70815	United States
0194	501 S Conway Ave	Mission	TX	78572	United States
0195	1029 West Ave I	Lancaster	CA	92411	United States
0196	2955 E Texas St	Bossier City	LA	71111	United States
0197	123 Gause Blvd W	Slidell	LA	70460	United States
0198	25010 Alessandro Blvd	Moreno Valley	CA	92553	United States
0201	6702 S Congress Ave	Austin	TX	78745	United States
0202	9616 N Lamar Blvd, Suite 199	Austin	TX	78753	United States
0203	11643-B Research Blvd	Austin	TX	78759	United States
0204	2818 S Lamar Blvd	Austin	TX	78704	United States
0205	907-B IH 35	Round Rock	TX	78664	United States
0206	510 N Bell Blvd, Suite 104	Cedar Park	TX	78613	United States
0207	7201 Cameron Rd	Austin	TX	78752	United States
0208	2030 E Oltorf St, Suite 102B	Austin	TX	78741	United States
0209	3840 Airport Blvd	Austin	TX	78722	United States
0211	706 E Hopkins St	San Marcos	TX	78666	United States
0212	3706 Guadalupe St, Suite D	Austin	TX	78705	United States
0214	2008 W Parmer Ln	Austin	TX	78727	United States
0222	11217 Leopard St, Suite 1	Corpus Christi	TX	78410	United States
0225	4701 Ayers St, Suite 600-10	Corpus Christi	TX	78415	United States
0226	3710 Leopard St	Corpus Christi	TX	78408	United States
0231	5110 Fredericksburg Rd	San Antonio	TX	78229	United States
0232	12804 Nacogdoches Rd	San Antonio	TX	78217	United States
0233	2905 West Ave	San Antonio	TX	78201	United States
0234	1304 SW Military Dr	San Antonio	TX	78221	United States
0236	8542 Blanco Rd	San Antonio	TX	78216	United States
0237	3927 W Commerce St	San Antonio	TX	78207	United States
0238	1005 Pat Booker Rd	Universal City	TX	78148	United States
0241	406 Old Hwy 90 W	San Antonio	TX	78237	United States
0242	6040 Ingram Rd	San Antonio	TX	78238	United States
0245	10602 Perrin Beitel Rd	San Antonio	TX	78217	United States
0246	5510 Walzem Rd	San Antonio	TX	78218	United States
0247	2006 Veterans Blvd	Del Rio	TX	78840	United States
0248	5129-A West Ave	San Antonio	TX	78213	United States
0249	4515-2 Fredericksburg Rd	Heights	TX	78201	United States
0250	2514 White Blvd	Austin	TX	78741	United States
0251	1204-A Hwy 123	San Marcos	TX	78666	United States
0253	11300-C Pollyanna	Austin	TX	78753	United States

0256	1103A N IH-35	Austin	TX	78702	United States
0258	3601 W William Cannon, Suite 400	Austin	TX	78749	United States
0259	1505-C Wells Branch Pkwy	Pflugerville	TX	78660	United States
0261	15300 S IH-35, Suite 390	Buda	TX	78610	United States
0263	7112 Ed Bluestein Blvd, Suite 177	Austin	TX	78723	United States
0264	1909 E William Cannon, Suite 101	Austin	TX	78744	United States
0266	8606 Research Blvd	Austin	TX	78758	United States
0267	2237 E Riverside Dr, Suite 101-D	Austin	TX	78741	United States
0270	3010 Nogalitos St	San Antonio	TX	78225	United States
0271	10650 Culebra Rd, Suite 128	San Antonio	TX	78251	United States
0273	1107 S WW White Rd	San Antonio	TX	78220	United States
0276	5886 DeZavala Rd, Suite 103	San Antonio	TX	78249	United States
0277	1107 San Pedro Ave, Suite 101	San Antonio	TX	78212	United States
0278	931 S General McMullen Dr	San Antonio	TX	78237	United States
0280	6851 W Military Dr, Suite 101	San Antonio	TX	78227	United States
0281	3138 SE Military Dr, Suite 101	San Antonio	TX	78235	United States
0282	2337 SW Military Dr	San Antonio	TX	78224	United States
0283	8770 State Hwy 151, Suite 105	San Antonio	TX	78245	United States
0284	6338 Old Pearsall Rd, Suite 101	San Antonio	TX	78242	United States
0300	1021 Hwy 39 Bypass	Meridian	MS	39301	United States
0302	6686 El Cajon Blvd, Suite F	San Diego	CA	92115	United States
0303	9360 Mansfield Rd	Shreveport	LA	71118	United States
0304	8320 FM 78, Suite 3	Converse	TX	78109	United States
0305	1729 NW Topeka Blvd	Topeka	KS	66608	United States
0306	3555 W Slauson Ave	Los Angeles	CA	90043	United States
0307	123 E Vernon Ave	Los Angeles	CA	90011	United States
0308	11401 S Figueroa St	Los Angeles	CA	90061	United States
0309	740 W Compton Blvd	Compton	CA	90220	United States
0310	1502 Austin Hwy, Suite 101	San Antonio	TX	78218	United States
1501	2137 Jane St, Unit 1	Downsview	ON	M3M 1A2	Canada
1502	2363 Finch Ave W	Weston	ON	M9M 2W8	Canada
1503	2687 Kipling Ave, Unit 4	Etobicoke	ON	M9V 5G6	Canada
1504	1876 Kennedy Rd	Scarborough	ON	M1P 2L8	Canada
1505	6020 Hurontario St, Unit 6	Mississauga	ON	L5R 4B3	Canada
1506	1733 Eglinton Ave E, Unit 5	Scarborough	ON	M4A 1J8	Canada
1507	1180 Simcoe St N, Unit 7	Oshawa	ON	L1G 4W8	Canada
1508	346 King St W	Oshawa	ON	L1G 6J2	Canada
1510	644 Yonge St	Toronto	ON	M4Y 1Z8	Canada
1511	10 Gillingham Dr, Unit 103	Brampton	ON	L6X 5A5	Canada
1512	1403 Dundas St E, Unit B	Mississauga	ON	L4X 1L3	Canada
1514	2394 Eglinton Ave E	Scarborough	ON	M1K 2P3	Canada
1515	3024 Hurontario St, Unit G11	Mississauga	ON	L5B 4M4	Canada
1516	4500 Kingston Rd	Scarborough	ON	M1E 2N9	Canada
1517	3182 Eglinton Ave E	Scarborough	ON	M1J 2H5	Canada
1518	2966 Danforth Ave	Scarborough	ON	M4C 1M6	Canada
1519	1839 Finch Ave W, Unit 7	Toronto	ON	M3N 2V2	Canada
1520	1682 Jane St	Toronto	ON	M9N 2S2	Canada
1522	61 King St E	Hamilton	ON	L8N 1A5	Canada

1523	1396 Main St E	Hamilton	ON	L8K 1C1	Canada
1524	171 Bank St, Unit 124	Ottawa	ON	K2P 1W5	Canada
1525	275 Montreal Rd	Ottawa	ON	K1L 6C2	Canada
1526	2301 Tecumseh Rd E	Windsor	ON	N8W 1E6	Canada
1527	596 Ouellette Ave	Windsor	ON	N9A 1B7	Canada
1530	1530 Albion Rd, Unit 100	Toronto	ON	M9V 1B4	Canada
1531	135 Wyse Rd, Unit 1-2	Dartmouth	NS	B3A 4K9	Canada
1533	4080 Highway 7, Unit 1	Woodbridge	ON	L4L 8Z2	Canada
1534	550 Hespeler Rd, Unit 1	Cambridge	ON	N1R 6J8	Canada
1535	357 1/2 Yonge St	Toronto	ON	M5B 1S1	Canada
1536	69 Davis Dr	Newmarket	ON	L3Y 2M9	Canada
1537	2057 Royal Windsor Dr	Mississauga	ON	L5J 1K5	Canada
1538	756 Yonge St	Toronto	ON	M4Y 2B6	Canada
1539	1414 Lasalle Blvd, Unit 101	Sudbury	ON	P3A 1Z6	Canada
1540	2535 Bank St	Ottawa	ON	K1V 8R9	Canada
1541	4396 King St E, Unit 1	Kitchener	ON	N2G 3W6	Canada
1542	2200 Queen St E, Unit 6	Brampton	ON	L6S 4G9	Canada
1543	3932 Keele St	Toronto	ON	M3J 1N8	Canada
1544	1384 Wellington Rd S, Unit 4	London	ON	N6E 1M3	Canada
1545	5487 Dundas St W, Unit 5	Etobicoke	ON	M9B 1B5	Canada
1546	1541 Merivale Rd, Unit B	Ottawa	ON	K2G 5W1	Canada
1547	372 Queen St E	Brampton	ON	L6V 1C3	Canada
1548	1450 Kingston Rd, Unit 10	Pickering	ON	L1V 1C1	Canada
1549	2131 Lawrence Ave E, Unit 101	Scarborough	ON	M1R 5G4	Canada
1550	9555 Yonge St, Unit 25	Richmond Hill	ON	L4C 9M5	Canada
1551	15525 118th Ave	Edmonton	AB	T5V 1C5	Canada
1553	1650 Bath Rd	Kingston	ON	K7M 4X6	Canada
1554	311 Henderson Hwy	Winnipeg	MB	R2L 1M4	Canada
1556	17th Avenue SE, Unit 3504 A	Calgary	AB	T2A 0R7	Canada
1557	1353 McPhillips St Unit 1	Winnipeg	MB	R2X 3A6	Canada
1558	9847 63rd Ave, Unit 4	Edmonton	AB	T6E 0G7	Canada
1560	11803 125th St NW	Edmonton	AB	T5L 0S1	Canada
1561	7165 Chebucto Rd	Halifax	NS	B3L 1N5	Canada
1563	14339 MacLeod Trail S	Calgary	AB	T2Y 1M7	Canada
1564	9626 165 Ave	Edmonton	AB	T5Z 3L3	Canada
1565	1299 Oxford St E	London	ON	N5Y 4W5	Canada
1566	10007 170th St NW	Edmonton	AB	T5P 4R5	Canada
1567	113 Rideau St	Ottawa	ON	K1N 5X1	Canada
1568	158 Hwy, Unit 8	Stoney Creek	ON	L8G 3V2	Canada
1569	7460 82nd Ave NW	Edmonton	AB	T6B 0G2	Canada
1570	62 Overlea Blvd, Unit 4B	Toronto	ON	M4H 1C4	Canada
1571	4604 MacLeod Trail SW	Calgary	AB	T2G 0A8	Canada
1572	748 Guelph Line	Burlington	ON	L7R 3N5	Canada
1573	1321 Archibald St	Winnipeg	MB	R2J 3A4	Canada
1574	471 Hazeldean Rd	Ottawa	ON	K2L 4B8	Canada
1575	13737 127th St NW	Edmonton	AB	T6V 1A8	Canada
1576	75 Ellesmere Rd, Unit B2	Scarborough	ON	M1R 4B7	Canada
1577	2712 Keele St	Toronto	ON	M3M 2G1	Canada

1578	883 St Clair Ave W	Toronto	ON	M6C 1C4	Canada
1579	1795 St Clair Ave W	Toronto	ON	M6N 1J7	Canada
1581	3111 Dufferin St, Unit A	Toronto	ON	M6A 2S7	Canada
1582	11736 34th St NW	Edmonton	AB	T5W 1Z1	Canada
1583	2071 Steeles Ave W, Unit H1	Toronto	ON	M3J 3N3	Canada
1584	2280 Islington Ave	Toronto	ON	M9W 3W8	Canada
1585	2250 50th Ave, Unit 1C	Red Deer	AB	T4R 1W5	Canada
1586	12 222 16th Ave NE	Calgary	AB	T2E 1J8	Canada
1589	647 Portage Ave, Unit 1	Winnipeg	MB	R3B 2G4	Canada
1590	13737 72nd Ave, Unit 100	Surrey	BC	V3W 2P2	Canada
1591	7287 Knight St	Vancouver	BC	V5P 2W9	Canada
1592	33 10556 King George Blvd	Surrey	BC	V3T 2X3	Canada
1593	20221 Fraser Hwy	Langley	BC	V3A 4E6	Canada
1595	8386 120 St, 103B	Surrey	BC	V3W 3N4	Canada
1596	740 Columbia St	Westminster	BC	V3M 1B4	Canada
1597	324 Guelph St	Georgetown	ON	L7G 4B5	Canada
1598	250 King George Rd, Unit 4	Brantford	ON	N3R 5L5	Canada
1599	347 Bayfield St, Unit 2A	Barrie	ON	L4M 3C3	Canada
1600	4490 Fairview St, Unit D102-3	Burlington	ON	L7L 5P9	Canada
1601	221 Woodlawn Rd W, Unit B7	Guelph	ON	N1H 8P4	Canada
1602	3245 Finch Ave E	Scarborough	ON	M1W 4C1	Canada
1603	965 Talbot St, Unit D	St. Thomas	ON	N5P 1E8	Canada
1604	260 Geneva St	St. Catharines	ON	L2N 2E8	Canada
1605	451 Paul St	Dieppe	NB	E1A 6W8	Canada
1606	6758 Lundy’s Ln, Unit 2	Niagara Falls	ON	L2G 1V5	Canada
1607	687 Queen St W	Toronto	ON	M6J 1E6	Canada
1608	44 Mapleview Dr W, Unit 2	Barrie	ON	L4N 6L4	Canada
1609	525 Highland Rd W, Unit 2	Kitchener	ON	N2M 5K1	Canada
1610	970 Upper James St	Hamilton	ON	L9C 3A5	Canada
1611	212A Queen St E	Brampton	ON	L6V 1B7	Canada
1612	736A Queenston Rd	Hamilton	ON	L8G 1A4	Canada
1613	576 Ritson Rd S	Oshawa	ON	L1H 5K7	Canada
1614	13552 97 St NW	Edmonton	AB	T5E 4E2	Canada
1615	15640 Stony Plain Rd	Edmonton	AB	T5P 3Z4	Canada
1618	6060 Memorial Dr NE, Unit 18	Calgary	AB	T2A 5Z5	Canada
1619	371 Wellington Rd S, Unit A	London	ON	N6C 4P9	Canada
1620	644 Portland St, Unit 4	Dartmouth	NS	B2W 2M3	Canada
1621	6219 Centre St NW, Unit 10A	Calgary	AB	T2K 0V2	Canada
1622	158 Dundas St	London	ON	N6A 1G1	Canada
1623	1015 Granville St	Vancouver	BC	V6Z 1L4	Canada
1624	1248 Robson St	Vancouver	BC	V6E 1C1	Canada
1625	5010 4th St NE, Unit 26	Calgary	AB	T2K 5X8	Canada
1626	3703 17th Ave SE	Calgary	AB	T2A 0S1	Canada
1627	100 6061 No 3 Road	Richmond	BC	V6Y 2B2	Canada
1628	1192 Burrard St	Vancouver	BC	V6Z 1Y7	Canada
1629	13040 50th Street NW	Edmonton	AB	T5A 4V9	Canada
1630	7475 Tecumseh Rd E	Windsor	ON	N8T 1G2	Canada
1631	9250 MacLeod Trail SE, Bay 18	Calgary	AB	T2J 0P5	Canada

1632	3 Harwood Ave S, Unit 1-2	Ajax	ON	L1S 2C1	Canada
1633	1593 Bank St	Ottawa	ON	K1H 7Z3	Canada
1634	304 Dunlop St W, Units 11-13	Barrie	ON	L4N 7N2	Canada
1635	101 1050 Terminal Ave N	Nanaimo	BC	V9S 4K4	Canada
1636	101 1483 Douglas St	Victoria	BC	V8W 2G1	Canada
1637	844 Niagara St, Unit A, Bldg C	Welland	ON	L3C 1M3	Canada
1638	3214 Douglas St, Unit 202	Victoria	BC	V8Z 3K6	Canada
1639	2490 Main St	Vancouver	BC	V5T 3E2	Canada
1640	1248 London Rd	Sarnia	ON	N7S 1P5	Canada
1641	997 St Laurent Blvd	Ottawa	ON	K1K 3B1	Canada
1643	2390 East Hastings St	Vancouver	BC	V5L 1V5	Canada
1644	2659 Dundas St W	Toronto	ON	M6P 1X9	Canada
1645	1771 Queen St E	Brampton	ON	L6T 4S3	Canada
1646	276 Rexdale Blvd	Etobicoke	ON	M9W 1R2	Canada
1647	3095 Robie St	Halifax	NS	B3K 4P7	Canada
1648	1375 Huron Church Rd	Windsor	ON	N9C 2B4	Canada
1649	475 Albert St	Regina	SK	S4R 2P1	Canada
1650	1080 Memorial Ave	Thunder Bay	ON	P7B 4A3	Canada
1651	820 Red River Rd	Thunder Bay	ON	P7B 1K2	Canada
1652	947 Lansdowne St W	Peterborough	ON	K9J 1Z5	Canada
1653	52 Elm St	Sudbury	ON	P3C 1S7	Canada
1654	851 Danforth Ave	Toronto	ON	M4J 1L2	Canada
1655	2720 Mayor Magrath Dr S	Lethbridge	AB	T1K 7J5	Canada
1656	460 Main St W	Hamilton	ON	L8P 1K5	Canada
1657	3202 Dunmore Rd SE	Medicine Hat	AB	T1B 2X2	Canada
1658	78 Gordon St	Guelph	ON	N1H 4H4	Canada
1659	677 Princess St	Kingston	ON	K7L 1E6	Canada
1660	22444 Lougheed Hwy	Maple Ridge	BC	V2X 2T6	Canada
1661	2115 22nd St W	Saskatoon	SK	S7M 0V2	Canada
1662	5587 Yonge St	North York	ON	M2N 5S4	Canada
1663	1303 3 Ave S	Lethbridge	AB	T1J 0K4	Canada
1664	33258 S Fraser Way	Abbotsford	BC	V2S 2B3	Canada
1665	357 Great Northern Rd	Sault Ste. Marie	ON	P6B 4Z8	Canada
1666	2000 St Joseph Blvd	Orleans	ON	K1C 1E6	Canada
1667	2090 Harvey Ave	Kelowna	BC	V1Y 8P8	Canada
1668	1501 Idylwyld Dr	Saskatoon	SK	S7L 1A9	Canada
1669	808 Sackville Dr	Lower Sackville	NS	B4E 1R7	Canada
1670	550 Arthur St W	Thunder Bay	ON	P7E 5R4	Canada
1671	11802 Jasper Ave NW	Edmonton	AB	T5K 0N7	Canada
1672	2017 Robertson Rd	Ottawa	ON	K2H 5Y7	Canada
1673	1315 Richmond Rd	Ottawa	ON	K2B 8J7	Canada
1674	101 Victoria Avenue, Unit 25	Regina	SK	S4N 0N3	Canada
1675	7686 Hurontario St	Brampton	ON	L6Y 5B5	Canada
1676	2031 Cassells St	North Bay	ON	P1B 4E1	Canada
1677	3601 Lawrence Ave E, Unit 2	Scarborough	ON	M1G 1P5	Canada
1678	360 Norwich Ave, Unit 5	Woodstock	ON	N4S 3W2	Canada
1679	789 Fortune Dr, Unit 20	Kamloops	BC	V2B 2L3	Canada
1680	6912 Kingsway	Burnaby	BC	V5E 1E6	Canada

1681	35 Front St S	Orillia	ON	L3V 4S1	Canada
1682	1549 Dundas St E	Whitby	ON	L1N 2K6	Canada
1683	1 Hespeler Rd, Unit B01001A	Cambridge	ON	N1R 8L4	Canada
1684	120 45863 Yale Rd	Chilliwack	BC	V2P 2N6	Canada
1686	303 51st St E	Saskatoon	SK	S7K 8G2	Canada
1687	196 Dalhousie St, Unit 1	Brantford	ON	N3S 3T7	Canada
1688	735 The Queensway	Etobicoke	ON	M8Z 1M8	Canada
1689	6614 127 Ave NW	Edmonton	AB	T5C 1P9	Canada
1690	581 Ryan Road, Unit 2	Courtenay	BC	V9N 3R5	Canada
1691	274 N Front St	Belleville	ON	K8P 3C4	Canada
1692	5852 Trans-Canada Hwy	Duncan	BC	V9L 3S1	Canada
1693	210 15th St W	Prince Albert	SK	S6V 3P8	Canada
1694	905 37 St SW	Calgary	AB	T3C 1S4	Canada
1695	1575 Eglinton Ave W	Toronto	ON	M6E 2G9	Canada
1696	5890 Main St	Niagara Falls	ON	L2G 5Z8	Canada
1697	12405 107 Ave	Edmonton	AB	T5M 0Z2	Canada
1698	239 Scarlett Rd	Toronto	ON	M6N 4K8	Canada
1699	648 King St W	Kitchener	ON	N2G 1E1	Canada
1700	400 Steeles Ave E, Unit 6	Brampton	ON	L6W 3R2	Canada
1701	525 Grand Ave W	Chatham	ON	N7L 1C5	Canada
1703	6172 Bathurst St	Toronto	ON	M2R 2A2	Canada
1704	72 Lakeshore Dr	North Bay	ON	P1A 2A6	Canada
1705	906 Marine Dr	Vancouver	BC	V7P 1R9	Canada
1706	10737 Yonge St, Unit 1	Richmond Hill	ON	L4C 9M9	Canada
1707	320 Speers Rd	Oakville	ON	L6K 3R9	Canada
1708	1735 Kipling Ave	Toronto	ON	M9R 2Y8	Canada
1709	3104 27th St, Unit 4	Vernon	BC	V1T 4M6	Canada
1710	1475 Prairie Ave, Suite 2130	Port Coquitlam	BC	V3B 1T3	Canada
2500	410 Brixton Rd	Brixton	LD	SW97AW	United Kingdom
2501	232 Kilburn High Rd	Kilburn	LD	NW6 4JP	United Kingdom
2502	119 Peckham High St	Peckham	LD	SE15 5SL	United Kingdom
2503	8-10 Cranbrook Rd	Ilford	LD	IG1 4DJ	United Kingdom
2504	269-271 Walworth Ave	Walworth	LD	SE17 1RL	United Kingdom
2505	60 Uxbridge Rd	Shepherds Bush	LD	W12 8LP	United Kingdom
2506	135A High Street N	East Ham	LD	E6 1HZ	United Kingdom
2507	19 The Broadway High Rd	Wood Green	LD	N22 6DS	United Kingdom
2511	48 Kingsland High St	Dalston	LD	E8 2JP	United Kingdom
2512	100B Bull St	Birmingham	W Mid	B4 7AA	United Kingdom
2513	49 Upper Parliament St	Nottingham	NG	NG1 2AB	United Kingdom
2519	3-5 The Bridge	Walsall	W Mid	WS1 1LG	United Kingdom
2520	105a Commercial Rd	Portsmouth	Ham	PO1 1BQ	United Kingdom
2521	530 High Rd	Wembley	LD	HA9 7BS	United Kingdom
2522	83 Above Bar St	Southampton	Ham	So14 7FG	United Kingdom
2523	175 North End	Croydon	Sur	CR0 1TP	United Kingdom
2524	135 Commercial St	Newport	Gwent	NP20 1LY	United Kingdom
9001	3527 N Ridge Rd	Wichita	KS	67205	United States
9002	3531 N Ridge Rd, 2nd Floor	Wichita	KS	67205	United States
9003	3611 N Ridge Rd, Suite 101 & 103	Wichita	KS	67206	United States

9004	3607 N Ridge Rd, Suite 106	Wichita	KS	67205	United States
9005	8400 E 32nd St N	Wichita	KS	67226	United States
9008	30-34 Houndsgate	Nottingham	BX	NG1 7AB	United Kingdom
9011	14 Low St	Keighley	BX	BD21 3PN	United Kingdom
9012	400 Carlingview Dr	Toronto	ON	M9W 5X9	Canada
9013	3615 N Ridge Rd	Wichita	KS	67205	United States
9014	31 Wellington St	Leeds	BX	LS1 4DL	United Kingdom
9015	7330 W 33rd Street N	Wichita	KS	67205	United States
9016	440 N Wells Street, Suite 800	Chicago	IL	60654	United States

- closed location, under lease

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION), JURISDICTION OF

ORGANIZATION, LOCATION, ORGANIZATIONAL IDENTIFICATION

NUMBERS AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Assignor’s
Exact Legal Name of Each Assignor	Type of Organization (or, if the Assignor is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Federal Employer Identification Number (or, if it has none, so indicate)
Curo Financial Technologies Corp.	Corporation	Yes	Delaware	3527 North Ridge Road, Wichita, Kansas 67205	Delaware: 4568552	[****]

Curo Intermediate Holdings Corp.	Corporation	Yes	Delaware	3527 North Ridge Road, Wichita, Kansas 67205	Delaware: 4575800	[****]

Todd Financial, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C315-2004	[****]

Curo Management LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: LLC15783- 2002	[****]

FMMR Investments, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E01475820 06-4	[****]

Evergreen Financial Investments, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C28559- 2001	[****]

Principal Investments, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C24603- 2002	[****]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Todd Car Title, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C603-2004	[****]

Speedy Cash	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C20087- 1998	[****]

Advance Group, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C11137- 1999	[****]

Concord Finance, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C12543- 2002	[****]

SCIL, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E04827920 06-5	[****]

Cash Colorado, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: C12636- 2003	[****]

Galt Ventures, LLC	Limited Liability Company	Yes	Kansas	3527 North Ridge Road, Wichita, Kansas 67205	Kansas: 4234100	[****]

A Speedy Cash Car Title Loans, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	C912-2001	[****]

SCIL Texas, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	E00391120 07-9	[****]

Attain Finance, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E04998420 09-4	[****]

SC Aurum, LLC	Limited Liability Company	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E04927820 09-9	[****]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Speedy Cash Illinois, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E0 291302012-5	[****]

SC Texas MB, Inc.	Corporation	Yes	Nevada	3527 North Ridge Road, Wichita, Kansas 67205	Nevada: E0376982012-7	[****]

The Money Store, L.P.	Limited partnership	Yes	Texas	3527 North Ridge Road, Wichita, Kansas 67205	Texas: 7422197024	[****]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE OF TRADE AND FICTITIOUS NAMES

Name of Assignor	Trade and/or Fictitious Names
Curo Intermediate Holdings Corp.	Speedy Cash

Curo Intermediate Holdings Corp.	Rapid Cash

Attain Finance, LLC	OPT+

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN

ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT

None.

Schedule of Deposit Accounts that are Concentration Accounts

Loan Party	Bank	Account Number	Account purpose

Attain Finance LLC	Axiom Bank	[****]	Load Fund-Attain

Attain Finance LLC	Axiom Bank	[****]	ACH Fund-Attain

Attain Finance LLC	Axiom Bank	[****]	Pool Fund-Attain

Attain Finance LLC	Axiom Bank	[****]	Revenue-Attain

Attain Finance LLC	Axiom Bank	[****]	Reserve-Attain

Attain Finance LLC	Axiom Bank	[****]	Bill Pay-Attain

Attain Finance LLC	Axiom Bank	[****]	Chargeback-Attain

Attain Finance LLC	Axiom Bank	[****]	Visa Settlement-Attain

Attain Finance LLC	Axiom Bank	[****]	MC Settlement-Attain

Attain Finance LLC	Axiom Bank	[****]	Overdraft-Attain

Attain Finance LLC	Metropolitan Commercial Bank	[****]	Cardholder Pooled Funds - Attain

Attain Finance LLC	Metropolitan Commercial Bank	[****]	Reserve - Attain

Attain Finance LLC	Metropolitan Commercial Bank	[****]	Settlement - Attain

Attain Finance LLC	Metropolitan Commercial Bank	[****]	Operating - Attain

Attain Finance LLC	Metropolitan Commercial Bank	[****]	Adjustments - Attain

Attain Finance LLC	Metropolitan Commercial Bank	[****]	Revenue - Attain

CFTC Finance, Inc.	Wells Fargo	[****]	CFTC Finance Inc

Concord Finance, Inc.	Wells Fargo	[****]	Concord Concentration

Curo Group Holdings Corp	Wells Fargo	[****]	Curo Group Holdings

Curo Intermediate Holdings Corp.	Wells Fargo	[****]	Curo Intermediate Holdings

Curo Management, LLC	Wells Fargo	[****]	Curo Payroll

Curo Management, LLC	Wells Fargo	[****]	Curo Concentration

Curo Management, LLC	Wells Fargo	[****]	Curo Payables

Curo Management, LLC	Wells Fargo	[****]	Curo HCA

Curo Management, LLC	Wells Fargo	[****]	Bill Pay Account

Curo Management, LLC	Wells Fargo	[****]	Money Order Account

Curo Management, LLC	Wells Fargo	[****]	MoneyGram Account

Curo Management, LLC	Wells Fargo	[****]	Credit Card Account

Curo Management, LLC	Wells Fargo	[****]	Miscellaneous Account

Curo Management, LLC	Wells Fargo	[****]	ACH Account

Curo Management, LLC	Wells Fargo	[****]	Store Depository Account

SC Aurum, LLC	Wells Fargo	[****]	SC Aurum

SCIL Texas, LLC	Wells Fargo	[****]	SCIL TX Concentration

SCIL, Inc	Wells Fargo	[****]	SCIL Concentration

Speedy Cash, Inc.	Wells Fargo	[****]	Speedy Cash Illinois - Operating Acct

The Money Store, LP	Wells Fargo	[****]	Speedy Cash Inc - Auction Proceeds

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT J

FORM OF SOLVENCY CERTIFICATE

See attached.

16

Execution Version

SOLVENCY CERTIFICATE

November 17, 2016

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1. I, Donald F. Gayhardt Jr., in my capacity as an officer of Curo Financial Technologies Corp. (“Holdings”), Curo Intermediate Holdings Corp. (“Borrower”), A Speedy Cash Car Title Loans, LLC (“Speedy Car Title”), Advance Group, Inc. (“Advance”), Cash Colorado, LLC (“Cash Colorado”), Concord Finance, Inc., (“Concord”), FMMR Investments, Inc. (“FMMR”), Galt Ventures, LLC (“Galt”), Principal Investments, Inc., (“Principal”), SCIL, Inc. (“SCIL”), Speedy Cash (“Speedy Cash”), Speedy Cash Illinois, Inc. (“Speedy Cash Illinois”) and Todd Car Title, Inc. (“Todd Car Title” and together with Speedy Car Title, Advance, Cash Colorado, Concord, FMMR, Galt, Principal, SCIL, Speedy Cash and Speedy Cash Illinois, the “Originators”) hereby give this certificate not individually but solely in my capacity as President & Chief Executive Officer of each of Holdings, the Borrower, and the Originators in connection with the execution, delivery and performance by the Borrower of that certain Short-Term Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, Borrower, Victory Park Management, LLC, as agent for Lenders, and the financial institutions from time to time party thereto as Lenders, and each of the other Credit Documents. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2. I am familiar with the business and financial affairs of Holdings, Borrower and the Originators, including, without limiting the generality of the foregoing, the transactions contemplated by the Loan Agreement and the other Credit Documents.

3. Based upon my review and examination of the business and financial affairs of Holdings, the Borrower, and the Originators on a consolidated basis, after giving effect to the transactions contemplated by the Credit Documents (including, without limitation, the making of Loans to be made on the Closing Date), Holdings, Borrower, and the Originators are, on a consolidated basis, solvent.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

The foregoing certifications are made and delivered as of the date set forth above.

/s/ Donald F. Gayhardt Jr.
Name: Donald F. Gayhardt Jr.
Title: President & Chief Executive Officer

[Signature Page to Solvency Certificate]

EXHIBIT K

COMPLIANCE CERTIFICATE

This Compliance Certificate is delivered to you pursuant to Section 9.01(g) of the Credit Agreement, dated as of November 17, 2016 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among Curo Financial Technologies Corp. (“Holdings”), Curo Intermediate Holdings Corp. (the “ Borrower”), the lenders from time to time party thereto and Victory Park Management, LLC, as Administrative Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

1. I am the duly elected, qualified and acting                      of Holdings [insert title of the respective Authorized Officer].

2. I have reviewed and am familiar with the contents of this Compliance Certificate. I am providing this Compliance Certificate solely in my capacity as an officer of Holdings. The matters set forth herein are true to the best of my knowledge after due inquiry.

3. [No Default or Event of Default has occurred and is continuing].1

4. Attached hereto as ANNEX 1 are the computations showing (in reasonable detail) compliance with the provisions of Sections 10.02(iv), 10.03(v), 10.03(vii), 10.03(x), 10.04(iv), 10.04(vii), 10.04(ix), 10.04(xvi), 10.04(xvii), 10.04(xviii), 10.05(v), 10.05(xviii), 10.05(xx) and 10.07.

5. Attached hereto as ANNEX 2 are the computations showing the amount of the Available Basket Amount at the end of the period covered by such financial statements, and all sources and uses of proceeds relating to the calculations thereof changing during the period covered by such statements.

6. [There have been no changes to Annexes C through F, and Annexes I through K, in each case of the Security Agreement and Annexes A through F of the Pledge Agreement, in each case since the Effective Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 9.01(g)].2

7. Set forth as ANNEX 3 in reasonable detail are any material and adverse changes to the state or federal statutes, regulations, orders or restrictions relating to usury, consumer lending, check cashing, debt collection, credit reporting or similar consumer finance activities in each case to the extent applicable to Holdings or any of its Subsidiaries in the states in which Holdings or any of its Subsidiaries engage in such activities to the extent that Holdings or any of

[1]	If a Default has occurred and is continuing the certificate shall specify the nature and extent thereof
[2]	if there have been any such changes, list in reasonable detail such changes (but, in each case with respect to this clause (iii), only to the extent that such changes are required to be reported to the Collateral Agent pursuant to the terms of such Security Documents) and whether Holdings and the other Credit Parties have otherwise taken all actions required to be taken by them pursuant to such Security Documents in connections with any such changes

1

its Subsidiaries has knowledge of any such changes after conducting a reasonable and good faith inquiry

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, I have executed this Compliance Certificate this      day of              2016.

CURO INTERMEDIATE HOLDINGS CORP.

By:
Name:
Title:

3

ANNEX 1

Covenant Calculations

The information described herein is as of                     ,          (the “Computation Date”)3 and pertains to (i) in the case of items I.A, I.B, I.C and I.D below, the respective amount outstanding as of the Computation Date, and (ii) in the case of items I.E., below, the period from             ,          to             ,          (the “Test Period”)

I. Negative and Financial Covenants

	Amount	Maximum Allowable Amount

A. Sale of Assets

(i) 10.02(iv)		$$10,000,000 in any fiscal year

B. Dividends (Section 10.03)

Section

(i) 10.03 (v)[4]	$ [5]	$10,000,000 over life of the
	$ [6]	loan, $2,000,000 in any 12 month period

(ii) 10.03(vii)[7]	$ [8]	$250,000[9]

(iii) 10.03(ix)	$	(see 10.03(ix) for leverage and
liquidity calculations determining maximum amount)

C. Indebtedness (Section 10.04)

Section

(i) 10.04(iv)		$$5,000,000

(ii) 10.04(vii)		$$5,000,000

[3]	Insert the last day of the respective fiscal quarter or year covered by the financial statements which are required to be accompanied by this Compliance Certificate.
[4]	Dividends to Holdings to redeem Holdings Stock
[5]	Aggregate amount in the last twelve-month period.
[6]	Aggregate amount since the Effective Date.
[7]	Dividends to payoff fractional shares in convertible equity of Holdings
[8]	Aggregate amount since the Effective Date.
[9]	Aggregate amount since the Effective Date

4

(iii) 10.04(ix)	$	(no maximum)
(iv) 10.04(xvi)		$$15,000,000

(iv) 10.04(xvii)		$$10,000,000

D. Investments (Section 10.05)

Section

(i) 10.05(v)		$$500,000

(ii) 10.05(xviii)	$	(see 10.05(xviii) for leverage
		and liquidity calculations
		determining maximum
		amount)

(iii) 10.05(xx)		$$10,000,000
E. Financial Covenants (Section 10.07)
(i) 10.07(a)%		Trailing Excess Yield[10]
		calculated as of the last day of
		each fiscal month shall not be
		less than 225%

(ii) 10.07(b)%		Trailing Net Loss Rate[11]
		calculated as of the last day of
		each fiscal month shall not be
		greater than 10%

[10]	“Trailing Excess Yield” means, as of any date of determination, the average, for each of the three immediately preceding completed fiscal months, of the rate, (x) expressed as a percentage equal to a fraction, (a) the numerator of which is the sum of Collections constituting principal with respect to all Curo Receivables for such fiscal month, and (b) the denominator of which is the aggregate principal balance of all Curo Receivables at the opening of such fiscal month and (y) multiplied by 12
[11]	“Trailing Net Loss Rate” means, as of any date of determination, the average, for each of the three immediately preceding completed fiscal months, of the rate, (x) expressed as a percentage equal to a fraction, (a) the numerator of which is the Net Loss with respect to all Curo Receivables for such fiscal month, and (b) the denominator of which is the aggregate principal balance of all Curo Receivables at the opening of such fiscal month and (y) multiplied by 12.

5

ANNEX 2
Available Amount
Available Amount Calculations:

a.	(I) 50% of the Modified Consolidated Net Income for the period (taken as one accounting period) beginning on the first day of the first fiscal quarter of Holdings occurring after the Effective Date and ending on the last day of the most recently ended fiscal quarter of Holdings for which financial statements are available at the date of determination (or, if such Modified Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus	$	.

b.	(II) 100% of the aggregate net cash proceeds received by Holdings from the issuance or sale of its Equity Interests (not prohibited by the terms of Section 10.11(a)) subsequent to the Effective Date (other than an issuance or sale to a Subsidiary of Holdings) and 100% of any cash capital contribution received by Holdings from its shareholders subsequent to the Effective Date, provided that any amounts described in sub-clause (b) of Section 10.03(v), Section 10.03(vi), Section 10.05(xvii) and Section 10.09(iv)(b) shall be excluded from this sub-clause (II), plus	$	.

c.	(III) the amount by which the principal amount of any Indebtedness of Holdings or any of its Subsidiaries is reduced upon the conversion or exchange (other than by any Subsidiary of Holdings) subsequent to the Effective Date of any such Indebtedness that is convertible or exchangeable for Equity Interests (the issuance of which are not prohibited by the terms of Section 10.11(a)) of Holdings (less the amount of any cash, or the fair value of any other property, distributed by Holdings or any of its Subsidiaries upon such conversion or exchange); provided, however, that the foregoing amount shall not exceed: the net cash proceeds received by Holdings or any of its Subsidiaries from the sale of such Indebtedness (excluding net cash proceeds from sales to any Subsidiary of Holdings), plus	$	.

d.	the amount equal to the sum of (x) the net reduction in the Restricted Investments made by Holdings or any of its Subsidiaries in any Person (other than a Subsidiary of Holdings) resulting from repurchases, repayments or redemptions of such Investments by such Person, proceeds realized on the sale or other disposition of such Investment and proceeds representing the return of capital (excluding any such amounts to the extent included in the calculation of Modified Consolidated Net Income),	$	.

1

in each case realized by Holdings or any of its Subsidiaries, and (y) in the event that any Unrestricted Subsidiary of Holdings is re-designated as a Subsidiary, the portion (proportionate to Holdings’ Equity Interest in such Subsidiary) of the Fair Market Value of the net assets of such Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Subsidiary; provided, however, that the foregoing sum under this clause d will not exceed, in the case of any such Person, the amount of Restricted Investments previously made by Holdings or any of its Subsidiaries in such Person or Unrestricted Subsidiary,

e.	100% of any cash dividends received by the Borrower or any Subsidiary Guarantor after the Effective Date from an Unrestricted Subsidiary, to the extent such dividends were not otherwise included in the calculation of Consolidated Net Income for such period, plus	$	.

f.	40,000,000, minus	$	.

g.	B) the sum of (I) the aggregate amount of Investments made pursuant to Section 10.05(xviii) since the Effective Date, plus (II) the aggregate amount of Dividends paid pursuant to Section 10.03(x) since the Effective Date plus (III) the aggregate amount of prepayments, redemptions, repurchases or acquisitions of any Indebtedness made pursuant to Section 10.09(iv)(c) since the Effective Date	$	.

TOTAL:		$	.

2

ANNEX 3

Material Adverse changes in Law

1

EXHIBIT L

FORM OF ASSIGNMENT

AND

ASSUMPTION AGREEMENT13

This Assignment and Assumption Agreement (this “Assignment”), is dated as of the Effective Date set forth below and is entered into by and between [the] [each] Assignor identified in item [1][2] below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”). The Standard Terms and Conditions for Assignment and Assumption Agreement set forth in Annex 1 hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the] [each] Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor’s outstanding rights and obligations under the respective Tranches identified below ([the] [each, an] “Assigned Interest”). [Each] [Such] sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the] [any] Assignor.

[1.	Assignor:

2.	Assignee:	][14]

[1][3]. Credit Agreement:		Credit Agreement, dated as of November 17, 2016, among Curo Financial Technologies Corp. (“Holdings”), Curo Intermediate Holdings Corp. (the “Borrower”), the lenders from time to time party thereto, and Victory Park Management, LLC, as Administrative Agent.

[13]	This Form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.
[14]	If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s) should be listed in the table under bracketed item 2 below.

2

[2.	Assigned Interest:[15]

Assignor	Assignee	Aggregate Amount of Total Loan Commitment	Amount of Loan Commitment
[Name of Assignor]	[Name of Assignee]
[Name of Assignor]	[Name of Assignee]

[15]	Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.

3

Exhibit O

Form of Monthly Statement

(See attached)

4

AVAILABILITY STATEMENT

CURO Receivables Finance I, LLC

Commitment Amount:	$			[	]
Reporting Period Ending:		[	]

Part I: Availability Calculation				3		Total

1a. Gross Prin Receivables Ending Balance:						[ ]
Accrued and Payable Interest						[ ]
1b. Gross Receivables Ending Balance:						[ ]

2. Less Additional Items:
a) Unearned Fees						[ ]
b) Other						—

TOTAL ADDITIONAL ITEMS						[ ]

3. Total Receivables, Net of Additional Items						[ ]

4. Less Ineligibles (from Part II):
a) Ineligible Receivables						[ ]
b) Concentration Ineligibles						[ ]

TOTAL INELIGIBLES						[ ]

5. Total Eligible Receivables						[ ]

6. Advance Rate, including any CPI adjustment:						[ ] %
7. Total Advance Availabilty						[ ]
7b. Minimum Availability Reserve						[ ]
7c. Regulatory Reserve						[ ]

8. Total Cash Availability						[ ]
8b. Max Commitment						[ ]
9. Estimated Funding on Closing						[ ]

10. Additional Cash Available at End of Period						[ ]

AVAILABILITY STATEMENT (cont.)

Appendix A

A. Ineligible Receivables

Ineligibles

1.	Accounts 30 or more days delinquent or charged-off.
2.	Accounts to employees, dealers, affiliates (other than their employees) or shareholders other than on an arm’s length basis.
3.	Accounts with respect to which customer is not a natural person domiciled in the United States.
4.	Accounts not denominated in U.S. Dollars.
5.	Accounts involved in litigation or subject to legal proceedings.
6.	Accounts with a balloon payment and/or non-amortizing accounts.
7.	Accounts with original terms in excess of 48 months.
8.	Accounts acquired that are not in compliance with Borrower’s or Guarantor’s Credit Policy.
9.	Accounts that violate applicable consumer protection or usury laws.
10.	Accounts where customer has missed the first payment date.
11.	Accounts with respect to which any obligations of the obligor or any affiliates remains outstanding.
12.	Accounts that are subject to assignment or confidentiality restrictions.	—
13.	Loans made to residents in states where Company was not licensed as required by applicable state law when such loan was made.	—
14.	Accounts that are single-pay accounts.
15.	Accounts that are “open-ended” or are able to roll.
16.	Unsecured Accounts with a principal amount greater than $25,000.
17.	Accounts that have been modified
18.	Accounts where the Borrower acts or acted as a “credit services organization” or “credit access business”
19.	Accounts originated in ineligible states	—
Exclusion List

TOTAL INELIGIBLE RECEIVABLES

Appendix B

B. Excess Concentration Amounts

		Current	Maximum	Overage	%Utilized
1.	Accounts where the original term is greater than 9 months in excess of 75% of all eligible accounts.
2.	Title accounts in excess of 55% of all eligible accounts.
3.	Second-Lien title Accounts in excess of 35% of all eligible accounts.
4.	Title Accounts with the lowest interest rate until the weighted average rate of all eligible title accounts is at or above 95%.
5.	Accounts constituting unsecured accounts with the lowest interest rate until the weighted average interest rate is at or above 200%.
6.	Accounts with the lowest FICO score until the weighted average FICO score is at or above 575.
7.	Accounts with the longest original term until the weighted average original term is at or below 30 months.
8.	Accounts with the highest original principal balance until the average original balance is at or below $800.
9.	Accounts where the applicable obligors have monthly income less than $2,000 in excess of 30% of the principal receivables balance.
10.	Aggregate online accounts in excess of 30% of the principal balance of all eligible accounts.
11.	Aggregate accounts originated in California in excess of 60% of the principal balance of all eligible accounts.

TOTAL CONCENTRATION INELIGIBLES

Exhibit O

Form of Borrowing Base Certificate

See attached.

5

AVAILABILITY STATEMENT

CURO Receivables Finance I, LLC

Commitment Amount:	$			[	]
Reporting Period Ending:		[	]

Part I: Availability Calculation
				3		Total

1a. Gross Prin Receivables Ending Balance:						[ ]
Accrued and Payable Interest						[ ]
1b. Gross Receivables Ending Balance:						[ ]

2. Less Additional Items:
a) Unearned Fees						[ ]
b) Other						—

TOTAL ADDITIONAL ITEMS						[ ]

3. Total Receivables, Net of Additional Items						[ ]

4. Less Ineligibles (from Part II):
a) Ineligible Receivables						[ ]
b) Concentration Ineligibles						[ ]

TOTAL INELIGIBLES						[ ]

5. Total Eligible Receivables						[ ]

6. Advance Rate, including any CPI adjustment:						[ ]%
7. Total Advance Availabilty						[ ]
7b. Minimum Availability Reserve						[ ]
7c. Regulatory Reserve						[ ]

8. Total Cash Availability						[ ]
8b. Max Commitment						[ ]
9. Estimated Funding on Closing						[ ]

10. Additional Cash Available at End of Period						[ ]

AVAILABILITY STATEMENT (cont.)

Appendix A

A.	Ineligible Receivables	Ineligibles

1.	Accounts 30 or more days delinquent or charged-off.
2.	Accounts to employees, dealers, affiliates (other than their employees) or shareholders other than on an arm’s length basis.
3.	Accounts with respect to which customer is not a natural person domiciled in the United States.
4.	Accounts not denominated in U.S. Dollars.
5.	Accounts involved in litigation or subject to legal proceedings.
6.	Accounts with a balloon payment and/or non-amortizing accounts.
7.	Accounts with original terms in excess of 48 months.
8.	Accounts acquired that are not in compliance with Borrower’s or Guarantor’s Credit Policy.
9.	Accounts that violate applicable consumer protection or usury laws.
10.	Accounts where customer has missed the first payment date.
11.	Accounts with respect to which any obligations of the obligor or any affiliates remains outstanding.
12.	Accounts that are subject to assignment or confidentiality restrictions.	—
13.	Loans made to residents in states where Company was not licensed as required by applicable state law when such loan was made.	—
14.	Accounts that are single-pay accounts.
15.	Accounts that are “open-ended” or are able to roll.
16.	Unsecured Accounts with a principal amount greater than $25,000.
17.	Accounts that have been modified
18.	Accounts where the Borrower acts or acted as a “credit services organization” or “credit access business”
19.	Accounts originated in ineligible states
	Exclusion List	—

TOTAL INELIGIBLE RECEIVABLES

Appendix B

B. Excess Concentration Amounts

		Current	Maximum	Overage	%Utilized
1.	Accounts where the original term is greater than 9 months in excess of 75% of all eligible accounts.
2.	Title accounts in excess of 55% of all eligible accounts.
3.	Second-Lien title Accounts in excess of 35% of all eligible accounts.
4.	Title Accounts with the lowest interest rate until the weighted average rate of all eligible title accounts is at or above 95%.
5.	Accounts constituting unsecured accounts with the lowest interest rate until the weighted average interest rate is at or above 200%.
6.	Accounts with the lowest FICO score until the weighted average FICO score is at or above 575.
7.	Accounts with the longest original term until the weighted average original term is at or below 30 months.
8.	Accounts with the highest original principal balance until the average original balance is at or below $800.
9.	Accounts where the applicable obligors have monthly income less than $2,000 in excess of 30% of the principal receivables balance.
10.	Aggregate online accounts in excess of 30% of the principal balance of all eligible accounts.
11.	Aggregate accounts originated in California in excess of 60% of the principal balance of all eligible accounts.

TOTAL CONCENTRATION INELIGIBLES

Exhibit Q

Form of Funds Release Request

Reference is made to the Credit Agreement, dated as of November [_], 2016 (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among CURO Receivables Finance I, LLC (the “ Borrower”), the other Borrowers party thereto from time to time, Victory Park Management, LLC, as agent for Lenders and Holders (the “Agent”), and the financial institutions from time to time party thereto as Lenders (collectively, the “Lenders”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Pursuant to Section 6.22 of the Credit Agreement, the Borrower desires that the Agent release funds in the Collection Account to the Borrower to purchase additional Eligible Receivables in accordance with the applicable terms and conditions of the Credit Agreement on [mm/dd/yy] (the “Release Date”):

1. Amount Requested:                                                   $[    ,    ,    ]

The Borrower hereby certifies that:

(i) as of the date hereof and with regards to the Facility:

1. Facility Availability:                                                  $[    ,    ,    ]

(ii) as of the Release Date, Borrower has satisfied each of the conditions specified in Sections 2.1 and 2.7 of the Credit Agreement;

(iii) as of the Release Date, the representations and warranties, including financial covenants set forth in Section 6.4 of the Credit Agreement, made by Borrower under the Credit Agreement is accurate in all material respects (without duplication of any materiality qualifiers contained therein);

(iv) as of the Release Date, after giving effect to the requested release of funds from the Collection Account on the Release Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default;

(v) as of the Release Date, the requested amount is in increments of One Million Dollars ($1,000,000);

6

(vi) as of the Release Date, after giving effect to the requested release of funds from the Collection Account on the Release Date, the aggregate outstanding principal amount of the Loans would not exceed the Commitments including the Loan Commitments;

(vii) after giving effect to the requested release of funds from the Collection Account and the purchase by the Borrower of additional Eligible Receivables on such Release Date, no Borrowing Base Deficiency shall exist;

(viii) as of the Release Date, a Regulatory Trigger Event with regards to any Credit Party shall not have occurred;

(ix) as of the Release Date, Borrower and Guarantors shall have paid or reimbursed the Agent and the Lenders for all costs and expenses required to be paid or reimbursed by them on or prior to the Release Date, subject to the limitations set forth in Section 10.7 of the Credit Agreement;

(x) as of the Release Date, the Control Agreements shall be executed, delivered and in full force and effect; and

(xi) as of the Release Date, the Reinvestment Criteria shall be satisfied.

Date: [mm/dd/yy]	CURO Receivables Finance I, LLC

By:
Name:
Title:

7

EXHIBIT R-1

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE 1

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Credit Agreement (the “Credit Agreement”) dated as of November 17, 2016, among CURO FINANCIAL TECHNOLOGIES CORP., a Delaware corporation, CURO INTERMEDIATE HOLDINGS CORP., a Delaware corporation (the “Borrower”), the lenders and issuing banks from time to time party thereto and VICTORY PARK MANAGEMENT, LLC, as Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

Pursuant to the provisions of Section 5.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a United States trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on Internal Revenue Service Form W- 8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate or the applicable Form W-8 changes, or if a lapse in time or change in circumstances renders the information on this certificate or the applicable Form W-8 obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and deliver promptly to the Borrower and the Administrative Agent an updated certificate, applicable Form W-8 or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent of its legal ineligibility to do so in writing, and (2) the undersigned shall furnish the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or at such times as are reasonably requested by the Borrower or the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

R-1-1

[LENDER]

By
Name:
Title:

[Address]

Dated:                             , 20[    ]

R-1-2

EXHIBIT R-2

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE 2

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Credit Agreement (the “Credit Agreement”) dated as of November 17, 2016, among CURO FINANCIAL TECHNOLOGIES CORP., a Delaware corporation, CURO INTERMEDIATE HOLDINGS CORP., a Delaware corporation (the “Borrower”), the lenders and issuing banks from time to time party thereto and VICTORY PARK MANAGEMENT, LLC, as Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

Pursuant to the provisions of Section 5.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) neither the undersigned nor any of its direct or indirect partners/members is a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) neither the undersigned nor any of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its direct or indirect partners’/members’ conduct of a United States trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with Internal Revenue Service Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members claiming the portfolio interest exemption: (i) an Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, or (ii) an Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption, provided that, for the avoidance of doubt, the foregoing shall not limit the obligation of the Lender to provide, in the case of a partner/member not claiming the portfolio interest exemption, a Form W-8ECI, Form W-9 or Form W-8IMY (including appropriate underlying certificates from each interest holder of such partner/member), in each case establishing such partner/member’s available exemption from U.S. federal withholding tax. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate or the applicable Form W-8 changes, or if a lapse in time or change in circumstances renders the information on this certificate or the applicable Form W-8 obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and deliver promptly to the Borrower and the Administrative Agent an updated certificate, applicable Form W-8 or other appropriate documentation (including any new

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documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent of its legal ineligibility to do so in writing, (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or at such times as are reasonably requested by either the Borrower or the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

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[Lender]

By
Name:
Title:

[Address]

Dated:                             , 20[    ]

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EXHIBIT R-3

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE 3

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax

Purposes)

Reference is made to that certain Credit Agreement (the “Credit Agreement”) dated as of November 17, 2016, among CURO FINANCIAL TECHNOLOGIES CORP., a Delaware corporation, CURO INTERMEDIATE HOLDINGS CORP., a Delaware corporation (the “Borrower”), the lenders and issuing banks from time to time party thereto and VICTORY PARK MANAGEMENT, LLC, as Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

Pursuant to the provisions of Section 5.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) it is not a ten percent shareholder of the Borrower within the meaning of Code Section 871(h)(3)(B), (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Loan Document are effectively connected with the undersigned’s conduct of a United States trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate or the applicable Form W-8 changes, or if a lapse in time or change in circumstances renders the information on this certificate or the applicable Form W-8 obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate, applicable Form W-8 or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or at such times as are reasonably requested by such Lender.

[Remainder of Page Intentionally Left Blank]

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[PARTICIPANT]

By
Name:
Title:

[Address]

Dated:                             , 20[    ]

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EXHIBIT R-4

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE 4

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to that certain Credit Agreement (the “Credit Agreement”) dated as of November 17, 2016, among CURO FINANCIAL TECHNOLOGIES CORP., a Delaware corporation, CURO INTERMEDIATE HOLDINGS CORP., a Delaware corporation (the “Borrower”), the lenders and issuing banks from time to time party thereto and VICTORY PARK MANAGEMENT, LLC, as Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

Pursuant to the provisions of Section 5.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its direct or indirect partners/members is a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”), (iv) neither the undersigned nor any of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Code Section 871(h)(3)(B), (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Loan Document are effectively connected with the undersigned’s or its direct or indirect partners’/members’ conduct of a United States trade or business.

The undersigned has furnished its participating Lender with Internal Revenue Service Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members claiming the portfolio interest exemption: (i) an Internal Revenue Service Form W-8BEN or W-8BEN-E or (ii) an Internal Revenue Service Form W-8IMY accompanied by an Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption, provided; that, for the avoidance of doubt, the foregoing shall not limit the obligation of the undersigned to provide, in the case of a partner/member not claiming the portfolio interest exemption, a Form W-8ECI, Form W-9 or Form W-8IMY (including appropriate underlying certificates from each interest holder of such partner/member), in each case establishing such partner/member’s available exemption from U.S. federal withholding tax. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate or the applicable Form W-8 changes, or if a lapse in time or change in circumstances renders the information on this certificate or the applicable Form W-8 obsolete, expired or inaccurate in any material respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate, applicable Form W-8 or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its legal ineligibility to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in

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which each payment is to be made to the undersigned or at such times as are reasonably requested by such Lender.

[Remainder of Page Intentionally Left Blank]

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[PARTICIPANT]

By
Name:
Title:

[Address]

Dated:                             , 20[    ]

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